UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5387
                                   ---------

                        FRANKLIN MUTUAL SERIES FUND INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             51 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NJ 07078-2702
             --------------------------------------------------------
               (Address of principal executive offices) (Zip code)

        MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        -------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (210) 912-2100
                                                           --------------

Date of fiscal year end: 12/31
                         -----

Date of reporting period: 12/31/03
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                DECEMBER 31, 2003





                                [GRAPHIC OMITTED]

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                      VALUE



                               Mutual Shares Fund

Want to receive this document FASTER via email?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

                                [GRAPHIC OMITTED]

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS
                      Franklin o Templeton o Mutual Series

Thank You For Your
Continued Participation

At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.


Mutual Series is part of Franklin Templeton Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.


Because these management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why the funds can be used to build truly diversified portfolios covering every major asset class.


Franklin Templeton Investments seeks to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.





SPECIALIZED EXPERTISE



TRUE DIVERSIFICATION



RELIABILITY YOU CAN TRUST



 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                [GRAPHIC OMITTED]

Not part of the annual report

                               Contents

SHAREHOLDER LETTER ...............   1

ANNUAL REPORT

Mutual Shares Fund ...............   5

Performance Summary ..............  10

Financial Highlights and
Statement of Investments .........  15

Financial Statements .............  32

Notes to Financial Statements ....  36

Independent Auditors' Report .....  47

Tax Designation ..................  48

Board Members and Officers .......  49

Proxy Voting Policies
and Procedures ...................  53



Regulatory Update

AS OF FEBRUARY 12, 2004


On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, including the Fund and other funds, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. It is anticipated that the Company may be named in additional similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund's adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If it is found that the Company bears responsibility for any unlawful or improper conduct, we have committed to making the funds or their shareholders whole, as appropriate. Any further updates on these matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."




4 | Not part of the annual report

Annual Report

Mutual Shares Fund
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Mutual Shares Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in common and preferred stocks, bonds and convertible securities in the U.S. and other countries.

We are pleased to bring you Mutual Shares Fund's annual report for the fiscal year ended December 31, 2003.


PERFORMANCE OVERVIEW

Mutual Shares Fund - Class Z posted a 26.62% cumulative total return for the 12 months ended December 31, 2003, as shown in the Performance Summary beginning on page 10. The Fund underperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which returned 28.67% over the same period. 1 Because our conservative investment style typically assumes less risk than the markets, the Fund historically outperformed when indexes were weak and underperformed when markets rallied.


ECONOMIC AND MARKET OVERVIEW

Early in 2003, economic uncertainty and geopolitical events pushed U.S. interest rates to their lowest level in more than four decades. The U.S. government injected fiscal stimulus into the economy, approving another round of tax cuts and rebates that included dividend and capital gains tax reductions. In June, an accommodative Federal Reserve Board, in an attempt to bolster the economy, cut the federal funds target rate to 1.00%.

During the year, the U.S. trade deficit increased significantly, contributing to the U.S. dollar's fall to record lows against the euro and other major currencies. However, the weak dollar provided a boost to the U.S. economy and corporate profits as exports became cheaper for foreign buyers. Robust consumer spending,



1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


                                                               Annual Report | 5

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Geographic Distribution*
Based on Total Net Assets as of 12/31/03

U.S.                            66.4%
U.K.                            13.6%
France                           4.1%
Canada                           3.6%
Spain                            2.1%
Switzerland                      2.1%
Irish Republic                   1.9%
Japan                            1.7%
Netherlands                      1.4%
Norway                           1.0%
Germany                          1.0%
Other Countries                  2.3%


*Other net assets = -1.2 because of foreign currency hedging.


especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. In addition, U.S. federal spending stayed firm and inflation remained benign. U.S. gross domestic product (GDP) grew an annualized 8.2% in third quarter 2003, its strongest pace in nearly 20 years, and overall, 2003 GDP grew an estimated 3.1%. As economic data improved, interest rates rose from their lows, and the 10-year Treasury note's yield ended the period at 4.27%.

Foreign economies also showed signs of recovery following a low growth and disinflationary environment that facilitated monetary easing in many major economies during the reporting period. While economic growth accelerated in the U.S., it remained strong in Asia, and was weak, yet positive, in Europe. Despite these signs of economic recovery, benign inflationary trends continued, supported by cyclical productivity gains and excess capacity in labor and capital.

A global equity market rally started in late March 2003 and continued through the end of the year. The rebound began with investors anticipating global economic recovery in the second half of 2003, and it continued as data showed robust economic growth. Improved sentiment led many investors to rotate into economically sensitive and financially leveraged companies, specifically cyclical, technology, small-capitalization and emerging market stocks, which had generally performed poorly in recent years. Consequently, domestic and foreign equity markets generally performed well.


INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive three-pronged approach to investing, a strategy we believe generates above-average risk-adjusted returns over time for our shareholders. The first prong of our investment strategy, and the component that typically represents the largest portion of our portfolio, is investing in undervalued stocks. When selecting undervalued equities, we prefer to invest in fundamentally strong companies, with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at material discounts to our assessment of the companies' intrinsic or business value. This strict value approach not only




6 | Annual Report

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/03

---------------------------------------
                           % OF TOTAL
                           NET ASSETS
---------------------------------------
  Insurance                     11.8%
---------------------------------------
  Tobacco                        8.1%
---------------------------------------
  Media                          7.3%
---------------------------------------
  Metals & Mining                5.6%
---------------------------------------
  Thrifts & Mortgage Finance     5.3%
---------------------------------------
  Food Products                  4.0%
---------------------------------------
  Beverages                      4.0%
---------------------------------------
  Commercial Banks               2.8%
---------------------------------------
  Diversified Telecommunication
  Services                       2.6%
---------------------------------------
  Real Estate                    2.3%


could improve the likelihood of upside potential, but it also helps reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies, we may invest occasionally in privately held companies as well.

Our second investment prong is bankruptcy or distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old bonds are typically replaced with new securities issued by the financially stronger company.

The third prong of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.


MANAGER'S DISCUSSION

While all three prongs of our investment strategy contributed to Fund performance during the year under review, the strongest contributors were the distressed and equity portfolios. Three of our best performers in 2003 included International Steel Group (ISG); White Mountains Insurance, a property and casualty (P&C) insurer; and NTL, a distressed cable company investment.

ISG was formed in second quarter 2002 by a group of private equity investors, including the Fund, to purchase certain LTV steel production assets out of bankruptcy. After negotiating with the unions to craft an agreement, the purchased LTV assets were structured so that many "legacy" liabilities, such as pension and post-retirement health care costs, were shed. Using this cost reduction formula, ISG continued to acquire additional steel facilities out of bankruptcy in 2002 and 2003. As ISG restructured and assimilated these facilities, the company emerged as a competitive, low-cost operator and the nation's second-largest steel producer. Our ISG investment's value was highlighted in the public markets during the first half of December when the company raised capital through an initial public offer



                                                               Annual Report | 7

TOP 10 HOLDINGS
12/31/03

------------------------------------------------------------
  COMPANY                                       % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY                      NET ASSETS
------------------------------------------------------------
  Berkshire Hathaway Inc., A & B                      3.4%
   Insurance, U.S.
------------------------------------------------------------
  White Mountains Insurance Group Inc.,
  common & restricted                                 3.4%
------------------------------------------------------------
   Insurance, U.S.
  British American Tobacco PLC, ord. & ADR            3.4%
   Tobacco, U.K.
------------------------------------------------------------
  Freddie Mac                                         3.4%
   Thrifts & Mortgage Finance, U.S.
------------------------------------------------------------
  Diageo PLC                                          2.2%
   Beverages, U.K.
------------------------------------------------------------
  Altadis SA                                          2.1%
   Tobacco, Spain
------------------------------------------------------------
  International Steel Group                           2.1%
   Metals & Mining, U.S.
------------------------------------------------------------
  Washington Post Co., B                              1.9%
   Media, U.S.
------------------------------------------------------------
  Liberty Media Corp., A                              1.7%
   Media, U.S.
------------------------------------------------------------
  Nestle SA                                           1.7%
   Food Products, Switzerland
------------------------------------------------------------




(IPO). The IPO was very well received and ISG's stock price appreciated almost 40% in December, contributing to a solid 2003.

Our investment in White Mountains reflects our focus on companies with strong or improving fundamentals, attractive valuations and management teams who think like owners. During 2003, the company benefited from strong price increases for primary and reinsurance risks, disciplined underwriting and solid returns from its investment portfolio. While many companies within the P&C insurance industry struggled with eroding capital from past underwriting mistakes and significant losses in their investment portfolios, White Mountains utilized its much-improved balance sheet and industry knowledge to acquire undervalued or capital-constrained insurance companies and to increase exposure to its most attractive lines of businesses. Primarily as a result of these actions, the company continued to improve profitability and enjoyed a 13% increase in its book value during 2003.

NTL, the U.K.'s largest cable company, was formed by a series of acquisitions of independent cable operators. These purchases were financed largely with debt, and in 2001, when NTL failed to generate enough cash flow to meet its interest payments, the company's bonds began to trade at significant discounts to face value. After completing an extensive fundamental analysis, we believed NTL's bonds were trading well below the fair value of the company's operations. We purchased a material amount of NTL debt and became an active member of the creditors committee formed to facilitate the reorganization process. During the restructuring, our investment in NTL bonds was converted to common shares, and the reorganized company emerged from bankruptcy in January 2003. As global cable valuations recovered, the new NTL shares performed well during the year and appreciated more than 15 times from their lows.

Although the Fund's successes during the reporting period were many, not all of our investments performed as well as we hoped. Three of the Fund's significant underperformers included Allied Domecq (sold by year-end), one of the world's largest spirits and wine companies; Abitibi-Consolidated, a Canadian paper and forest products company; and Beiersdorf, a German personal care products company. Allied Domecq's stock declined after the company lowered its earnings outlook in February due to a weak U.S. dollar, higher pension expenses and weakness in its Spanish operations. Abitibi's shares underperformed in 2003 after a weak U.S. dollar, soft sales and higher energy prices forced the company to reduce its earnings outlook and cut its dividend. Beiersdorf, which had been the subject of takeover speculation earlier in the year, declined after the company's major shareholders announced the company would remain independent and not be sold.






8 | Annual Report

Thank you for your continued participation in Mutual Shares Fund. We look forward to serving your future investment needs.







PHOTO OMITTED
/S/ DAVID J. WINTERS

David J. Winters, CFA
Portfolio Manager



PHOTO OMITTED
/S/ TIMOTHY M. RANKIN

Timothy M. Rankin, CFA
Assistant Portfolio Manager



PHOTO OMITTED
/S/ DEBBIE A. TURNER


Debbie A. Turner, CFA
Assistant Portfolio Manager

Mutual Shares Fund




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.






                                                               Annual Report | 9

Performance Summary as of 12/31/03

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------
  CLASS Z                                               CHANGE          12/31/03         12/31/02
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$4.14            $20.98           $16.84
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.3203
--------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE          12/31/03         12/31/02
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$4.11            $20.89           $16.78
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2618
--------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE          12/31/03         12/31/02
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$4.01            $20.53           $16.52
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1696
--------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE          12/31/03         12/31/02
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$4.06            $20.74           $16.68
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1537
--------------------------------------------------------------------------------------------------
  CLASS R                                               CHANGE          12/31/03         12/31/02
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$4.08            $20.82           $16.74
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2553






10 | Past performance does not guarantee future results. | Annual Report

PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
  CLASS Z 1                                            1-YEAR           5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                            26.62%           57.06%           224.97%
  Average Annual Total Return 3                        26.62%            9.45%            12.51%
  Value of $10,000 Investment 4                       $12,662          $15,706           $32,497
---------------------------------------------------------------------------------------------------------------------------
  CLASS A 1                                            1-YEAR           5-YEAR    INCEPTION (11/1/96)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                            26.18%           54.33%           107.94%
  Average Annual Total Return 3                        18.95%            7.78%             9.84%
  Value of $10,000 Investment 4                       $11,895          $14,545           $19,599
---------------------------------------------------------------------------------------------------------------------------
  CLASS B 1                                            1-YEAR           5-YEAR     INCEPTION (1/1/99)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                            25.41%           49.34%            49.34%
  Average Annual Total Return 3                        21.41%            8.06%             8.06%
  Value of $10,000 Investment 4                       $12,141          $14,734           $14,734
---------------------------------------------------------------------------------------------------------------------------
  CLASS C 1                                            1-YEAR           5-YEAR    INCEPTION (11/1/96)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                            25.37%           49.37%            98.59%
  Average Annual Total Return 3                        23.11%            8.13%             9.89%
  Value of $10,000 Investment 4                       $12,311          $14,785           $19,661
---------------------------------------------------------------------------------------------------------------------------
  CLASS R                                                               1-YEAR     INCEPTION (1/1/02)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                                             26.02%            11.90%
  Average Annual Total Return 3                                         25.02%             5.80%
  Value of $10,000 Investment 4                                       $12,502            $11,190


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.




        Annual Report | Past performance does not guarantee future results. | 11

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.



AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
  CLASS Z 1                   12/31/03
---------------------------------------
  1-Year                       26.62%
---------------------------------------
  5-Year                        9.45%
---------------------------------------
  10-Year                      12.51%

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Class Z (1/1/94-12/31/03) 1

      MUTUAL SHARES FUND                 S&P 500 5
1/1/94   10000                            10000
         10188                            10340
         10051                            10059
         9692                             9622
         9917                             9745
         10140                            9904
         9928                             9662
         10280                            9979
         10778                            10387
         10618                            10133
         10638                            10361
         10322                            9984
         10455                            10132
         10673                            10394
         11136                            10799
         11272                            11117
         11612                            11444
         11953                            11901
         12077                            12177
         12649                            12580
         12916                            12612
         13299                            13144
         12978                            13097
         13362                            13671
         13498                            13934
         14038                            14408
         14419                            14542
         14524                            14682
         14504                            14898
         14746                            15282
6/30/96  14604                            15340
         14108                            14663
         14633                            14973
         15106                            15814
         15235                            16250
         16117                            17478
         16300                            17132
         16809                            18201
         17213                            18344
         16984                            17592
         17169                            18641
         17985                            19775
         18538                            20661
         19564                            22304
         19431                            21055
         20319                            22208
         19964                            21467
         20221                            22460
         20599                            22845
         20454                            23098
         21635                            24762
         22360                            26029
         22283                            26291
         22080                            25840
         21983                            26889
         21391                            26603
         18373                            22761
         18256                            24219
         19455                            26187
         20497                            27774
12/31/98 20691                            29373
         21020                            30601
         20744                            29650
         21708                            30836
         23392                            32030
         23508                            31275
         24176                            33009
         23507                            31980
         22601                            31822
         22019                            30950
         22882                            32908
         23313                            33577
         23796                            35553
         23016                            33767
         22072                            33129
         24355                            36368
         24099                            35274
         24402                            34552
         23974                            35404
         24642                            34851
         25889                            37014
         25864                            35061
         26481                            34912
         25650                            32162
         27087                            32319
         28689                            33465
         28702                            30416
         27977                            28490
         29113                            30702
         30126                            30908
6/30/01  30310                            30156
         30296                            29859
         29605                            27992
         26997                            25732
         26884                            26223
         28012                            28234
         28800                            28481
         28533                            28066
         28666                            27524
         29526                            28560
         29703                            26829
         29718                            26632
         27791                            24735
         26121                            22808
         26392                            22957
         24963                            20465
         25354                            22264
         25865                            23573
         25664                            22189
         25451                            21609
         25040                            21284
         25100                            21489
         26579                            23260
         27935                            24484
         28358                            24797
         28527                            25234
         29203                            25725
         29080                            25453
         30154                            26892
         31122                            27128
12/31/03 32497                            28550


AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
  CLASS A 1                  12/31/03
---------------------------------------
  1-Year                       18.95%
---------------------------------------
  5-Year                        7.78%
---------------------------------------
  Since Inception (11/1/96)     9.84%

                     MUTUAL SHARES
                         FUND          S&P 500 5
     11/1/96            $9,425         $10,000
     11/30/96           $9,968         $10,755
     12/31/96          $10,077         $10,542
     1/31/97           $10,391         $11,200
     2/28/97           $10,635         $11,288
     3/31/97           $10,494         $10,825
     4/30/97           $10,602         $11,471
     5/31/97           $11,102         $12,169
     6/30/97           $11,438         $12,714
     7/31/97           $12,072         $13,725
     8/31/97           $11,989         $12,957
     9/30/97           $12,533         $13,666
     10/31/97          $12,308         $13,210
     11/30/97          $12,462         $13,821
     12/31/97          $12,698         $14,058
     1/31/98           $12,597         $14,213
     2/28/98           $13,325         $15,238
     3/31/98           $13,767         $16,018
     4/30/98           $13,714         $16,179
     5/31/98           $13,582         $15,901
     6/30/98           $13,517         $16,546
     7/31/98           $13,149         $16,371
     8/31/98           $11,293         $14,006
     9/30/98           $11,214         $14,904
     10/31/98          $11,948         $16,115
     11/30/98          $12,585         $17,091
     12/31/98          $12,699         $18,075
     1/31/99           $12,901         $18,831
     2/28/99           $12,726         $18,246
     3/31/99           $13,318         $18,975
     4/30/99           $14,341         $19,710
     5/31/99           $14,407         $19,245
     6/30/99           $14,819         $20,313
     7/31/99           $14,401         $19,679
     8/31/99           $13,837         $19,582
     9/30/99           $13,479         $19,046
     10/31/99          $14,003         $20,251
     11/30/99          $14,262         $20,662
     12/31/99          $14,557         $21,878
     1/31/00           $14,072         $20,779
     2/29/00           $13,493         $20,386
     3/31/00           $14,886         $22,379
     4/30/00           $14,722         $21,706
     5/31/00           $14,907         $21,262
     6/30/00           $14,639         $21,786
     7/31/00           $15,040         $21,446
     8/31/00           $15,797         $22,777
     9/30/00           $15,774         $21,575
     10/31/00          $16,152         $21,484
     11/30/00          $15,635         $19,791
     12/31/00          $16,511         $19,888
     1/31/01           $17,482         $20,593
     2/28/01           $17,482         $18,717
     3/31/01           $17,030         $17,532
     4/30/01           $17,724         $18,893
     5/31/01           $18,335         $19,020
     6/30/01           $18,443         $18,557
     7/31/01           $18,434         $18,374
     8/31/01           $18,004         $17,225
     9/30/01           $16,409         $15,834
     10/31/01          $16,340         $16,137
     11/30/01          $17,012         $17,374
     12/31/01          $17,491         $17,526
     1/31/02           $17,329         $17,271
     2/28/02           $17,401         $16,938
     3/31/02           $17,916         $17,575
     4/30/02           $18,015         $16,510
     5/31/02           $18,024         $16,388
     6/30/02           $16,845         $15,221
     7/31/02           $15,836         $14,035
     8/31/02           $15,992         $14,127
     9/30/02           $15,130         $12,593
     10/31/02          $15,350         $13,701
     11/30/02          $15,662         $14,506
     12/31/02          $15,533         $13,654
     1/31/03           $15,403         $13,297
     2/28/03           $15,144         $13,098
     3/31/03           $15,181         $13,223
     4/30/03           $16,070         $14,313
     5/31/03           $16,884         $15,066
     6/30/03           $17,127         $15,259
     7/31/03           $17,230         $15,528
     8/31/03           $17,631         $15,830
     9/30/03           $17,547         $15,663
     10/31/03          $18,200         $16,548
     11/30/03          $18,768         $16,694
     12/31/03          $19,599         $17,569


12 | Past performance does not guarantee future results. | Annual Report

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
  CLASS B 1                  12/31/03
---------------------------------------
  1-Year                       21.41%
---------------------------------------
  5-Year                        8.06%
---------------------------------------
  Since Inception (1/1/99)      8.06%

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Class B
(1/1/99-12/31/03) 1
Date                       Mutual Shares Fund               S&P 500 Index 5
1/99                             10000                          10000
                                 10154                          10418
                                 10005                          10094
                                 10467                          10498
                                 11262                          10905
                                 11313                          10647
                                 11627                          11238
                                 11293                          10887
                                 10844                          10834
                                 10556                          10537
                                 10964                          11203
                                 11157                          11431
12/99                            11382                          12104
                                 11000                          11496
                                 10539                          11279
                                 11618                          12381
                                 11489                          12009
                                 11624                          11763
                                 11411                          12053
                                 11720                          11865
                                 12303                          12601
                                 12279                          11936
                                 12558                          11886
                                 12157                          10949
12/00                            12827                          11003
                                 13574                          11393
                                 13568                          10355
                                 13213                          9699
                                 13745                          10453
                                 14204                          10523
                                 14279                          10267
                                 14265                          10166
                                 13921                          9530
                                 12691                          8760
                                 12624                          8927
                                 13144                          9612
12/01                            13501                          9696
                                 13367                          9555
                                 13416                          9371
                                 13805                          9723
                                 13875                          9134
                                 13875                          9067
                                 12964                          8421
                                 12175                          7765
                                 12290                          7816
                                 11616                          6967
                                 11781                          7580
                                 12017                          8025
12/02                            11908                          7554
                                 11800                          7357
                                 11605                          7246
                                 11619                          7316
                                 12297                          7919
                                 12910                          8335
                                 13093                          8442
                                 13166                          8591
                                 13464                          8758
                                 13391                          8665
                                 13885                          9155
                                 14313                          9236
12/03                            14734                          9720


AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
  CLASS C 1                  12/31/03
---------------------------------------
  1-Year                       23.11%
---------------------------------------
  5-Year                        8.13%
---------------------------------------
  Since Inception (11/1/96)     9.89%

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Class C (11/1/96-12/31/03) 1
Date                       Mutual Shares Fund               S&P 500 Index 5
                                  9900                          10000
                                 10467                          10755
12/96                            10576                          10542
                                 10901                          11200
                                 11154                          11288
                                 10995                          10825
                                 11103                          11471
                                 11621                          12169
                                 11969                          12714
                                 12624                          13725
                                 12526                          12957
                                 13090                          13666
                                 12848                          13210
                                 13004                          13821
12/97                            13235                          14058
                                 13129                          14213
                                 13879                          15238
                                 14329                          16018
                                 14266                          16179
                                 14123                          15901
                                 14048                          16546
                                 13661                          16371
                                 11720                          14006
                                 11638                          14904
                                 12392                          16115
                                 13045                          17091
12/98                            13163                          18075
                                 13359                          18831
                                 13170                          18246
                                 13773                          18975
                                 14824                          19710
                                 14892                          19245
                                 15305                          20313
                                 14864                          19679
                                 14278                          19582
                                 13899                          19046
                                 14430                          20251
                                 14692                          20662
12/99                            14989                          21878
                                 14479                          20779
                                 13873                          20386
                                 15299                          22379
                                 15129                          21706
                                 15307                          21262
                                 15026                          21786
                                 15432                          21446
                                 16198                          22777
                                 16166                          21575
                                 16533                          21484
                                 16006                          19791
12/00                            16890                          19888
                                 17870                          20593
                                 17862                          18717
                                 17397                          17532
                                 18094                          18893
                                 18705                          19020
                                 18807                          18557
                                 18781                          18374
                                 18338                          17225
                                 16708                          15834
                                 16628                          16137
                                 17301                          17374
12/01                            17778                          17526
                                 17602                          17271
                                 17667                          16938
                                 18184                          17575
                                 18276                          16510
                                 18276                          16388
                                 17071                          15221
                                 16040                          14035
                                 16181                          14127
                                 15300                          12593
                                 15516                          13701
                                 15825                          14506
12/02                            15683                          13654
                                 15542                          13297
                                 15279                          13098
                                 15307                          13223
                                 16191                          14313
                                 17009                          15066
                                 17247                          15259
                                 17332                          15528
                                 17730                          15830
                                 17635                          15663
                                 18279                          16548
                                 18847                          16694
12/03                            19661                          17569






        Annual Report | Past performance does not guarantee future results. | 13

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
  CLASS R                    12/31/03
--------------------------------------
  1-Year                       25.02%
--------------------------------------
  Since Inception (1/1/02)      5.80%


[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Class R (1/1/02-12/31/03)
Date     Mutual Shares Fund- Class R        S&P 500 Index 5
1/1/02            $10,000                        $10,000
1/31/02           $9,917                         $9,854
2/28/02           $9,959                         $9,664
3/31/02           $10,258                        $10,028
4/30/02           $10,315                        $9,420
5/31/02           $10,320                        $9,351
6/30/02           $9,643                         $8,685
7/31/02           $9,066                         $8,008
8/31/02           $9,151                         $8,061
9/30/02           $8,657                         $7,185
10/31/02          $8,783                         $7,817
11/30/02          $8,956                         $8,277
12/31/02          $8,880                         $7,791
1/31/03           $8,805                         $7,587
2/28/03           $8,662                         $7,473
3/31/03           $8,677                         $7,545
4/30/03           $9,181                         $8,167
5/31/03           $9,648                         $8,596
6/30/03           $9,793                         $8,706
7/31/03           $9,846                         $8,860
8/31/03           $10,076                        $9,032
9/30/03           $10,023                        $8,937
10/31/03          $10,391                        $9,442
11/30/03          $10,718                        $9,525
12/31/03          $11,190                        $10,024


ENDNOTES


THE FUND INVESTS IN SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: No initial sales charge or Rule 12b-1 fees; shares are available only to certain investors, as described in the prospectus.

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.


1. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).
5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.




--------------------------------------------------------------------------------

14 | Past performance does not guarantee future results. | Annual Report

Mutual Shares Fund

FINANCIAL HIGHLIGHTS


                                                               --------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS Z                                                            2003         2002        2001         2000         1999
                                                               --------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................         $16.84        $19.44      $19.79       $20.43       $19.55
                                                               --------------------------------------------------------------
Income from investment operations:

 Net investment income a .................................            .24           .33         .29          .34          .33

 Net realized and unrealized gains (losses) ..............           4.23         (2.42)        .95         2.23         2.55
                                                               --------------------------------------------------------------

Total from investment operations .........................           4.47         (2.09)       1.24         2.57         2.88
                                                               --------------------------------------------------------------
Less distributions from:

 Net investment income ...................................           (.32)         (.25)       (.24)        (.70)        (.42)

 Net realized gains ......................................             --          (.26)      (1.35)       (2.51)       (1.58)
                                                               --------------------------------------------------------------
Total distributions ......................................           (.32)         (.51)      (1.59)       (3.21)       (2.00)
                                                               --------------------------------------------------------------
Net asset value, end of year .............................         $20.99        $16.84      $19.44       $19.79       $20.43
                                                               ==============================================================

Total return b ...........................................         26.62%       (10.89)%      6.32%       13.83%       14.95%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................     $5,782,145    $4,585,605  $5,465,075   $5,359,319   $5,571,867

Ratios to average net assets:*

 Expenses c ..............................................           .84%          .79%        .78%         .79%         .77%

 Expenses, excluding waiver and payments by affiliate c ..           .84%          .79%        .78%         .82%         .81%

 Net investment income ...................................          1.28%         1.79%       1.40%        1.69%        1.58%

Portfolio turnover rate ..................................         54.65%        51.22%      52.98%       63.22%       66.24%

*Ratios to average net assets, excluding dividend
expense on securities sold short:
Expenses .................................................           .81%          .78%        .77%         .76%         .75%
Expenses, excluding waiver and payments by affiliate .....           .81%          .78%        .77%         .79%         .79%




a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.




                                                              Annual Report | 15

Mutual Shares Fund

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                               --------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS A                                                            2003         2002        2001         2000         1999
                                                               --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................          $16.78        $19.37      $19.73       $20.38       $19.50
                                                               --------------------------------------------------------------
Income from investment operations:

 Net investment income a ................................             .17           .26         .22          .27          .26

 Net realized and unrealized gains (losses) .............            4.21         (2.40)        .95         2.22         2.54
                                                               --------------------------------------------------------------
Total from investment operations ........................            4.38         (2.14)       1.17         2.49         2.80
                                                               --------------------------------------------------------------
Less distributions from:

 Net investment income ..................................            (.26)         (.19)       (.18)        (.63)        (.34)

 Net realized gains .....................................              --          (.26)      (1.35)       (2.51)       (1.58)
                                                               --------------------------------------------------------------
Total distributions .....................................            (.26)         (.45)      (1.53)       (3.14)       (1.92)
                                                               --------------------------------------------------------------
Net asset value, end of year ............................          $20.90        $16.78      $19.37       $19.73       $20.38
                                                               ==============================================================

Total return b ..........................................          26.18%      (11.20)%       5.94%       13.42%       14.57%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................      $2,257,336    $1,543,833  $1,580,046   $1,283,230   $1,365,694

Ratios to average net assets:*
 Expenses c .............................................           1.19%         1.14%       1.13%        1.14%        1.12%
 Expenses, excluding waiver and payments by affiliate c .           1.19%         1.14%       1.13%        1.17%        1.16%
 Net investment income ..................................            .93%         1.44%       1.05%        1.34%        1.23%
Portfolio turnover rate .................................          54.65%        51.22%      52.98%       63.22%       66.24%

*Ratios to average net assets, excluding dividend expense
on securities sold short:
Expenses ................................................           1.16%         1.13%       1.12%        1.11%        1.10%
Expenses, excluding waiver and payments by affiliate ....           1.16%         1.13%       1.12%        1.14%        1.14%




a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.





16 Annual Report

Mutual Shares Fund

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                   ----------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
CLASS B                                                                  2003         2002       2001        2000        1999
                                                                   ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................................    $16.53       $19.12     $19.56      $20.26      $19.50
                                                                   ----------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................................       .04          .15        .08         .14         .09
 Net realized and unrealized gains (losses) .......................      4.14        (2.36)       .95        2.20        2.55
                                                                   ----------------------------------------------------------
Total from investment operations ..................................      4.18        (2.21)      1.03        2.34        2.64
                                                                   ----------------------------------------------------------
Less distributions from:
 Net investment income ............................................      (.17)        (.12)      (.12)       (.53)       (.30)
 Net realized gains ...............................................        --         (.26)     (1.35)      (2.51)      (1.58)
                                                                   ----------------------------------------------------------
Total distributions ...............................................      (.17)        (.38)     (1.47)      (3.04)      (1.88)
                                                                   ----------------------------------------------------------
Net asset value, end of year ......................................    $20.54       $16.53     $19.12      $19.56      $20.26
                                                                   ==========================================================



Total return b ....................................................    25.41%     (11.80)%      5.26%      12.69%      13.76%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................................  $444,671     $235,470   $126,579     $34,778     $21,634

Ratios to average net assets:*
 Expenses c .......................................................     1.84%        1.79%      1.78%       1.79%       1.77%
 Expenses, excluding waiver and payments by affiliate c ...........     1.84%        1.79%      1.78%       1.82%       1.81%
 Net investment income ............................................      .28%         .79%       .37%        .70%        .46%
Portfolio turnover rate ...........................................    54.65%       51.22%     52.98%      63.22%      66.24%
*Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses ..........................................................     1.81%        1.78%      1.77%       1.76%       1.75%
Expenses, excluding waiver and payments by affiliate ..............     1.81%        1.78%      1.77%       1.79%       1.79%




aBased on average daily shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.


                                                              Annual Report | 17

Mutual Shares Fund

                                                                   ----------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                   ----------------------------------------------------------
CLASS C                                                                  2003         2002       2001        2000        1999

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................      $16.68       $19.26     $19.63      $20.29      $19.41
                                                                   ----------------------------------------------------------
Income from investment operations:
 Net investment income a ........................................         .05          .15        .08         .14         .12
 Net realized and unrealized gains (losses) .....................        4.17        (2.39)       .95        2.20        2.53
                                                                   ----------------------------------------------------------
Total from investment operations ................................        4.22        (2.24)      1.03        2.34        2.65
                                                                   ----------------------------------------------------------
Less distributions from:
 Net investment income ..........................................        (.15)        (.08)      (.05)       (.49)       (.20)
 Net realized gains .............................................          --         (.26)     (1.35)      (2.51)      (1.57)
                                                                   ----------------------------------------------------------
Total distributions .............................................        (.15)        (.34)     (1.40)      (3.00)      (1.77)
                                                                   ----------------------------------------------------------
Net asset value, end of year ....................................      $20.75       $16.68     $19.26      $19.63      $20.29
                                                                   ==========================================================



Total return b ..................................................      25.37%     (11.78)%      5.26%      12.68%      13.87%



RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................  $1,272,590     $866,422   $885,658    $759,477    $890,712
Ratios to average net assets:*
 Expenses c .....................................................       1.84%        1.78%      1.78%       1.78%       1.76%
 Expenses, excluding waiver and payments by affiliate c .........       1.84%        1.78%      1.78%       1.81%       1.80%
 Net investment income ..........................................        .28%         .80%       .40%        .70%        .59%
Portfolio turnover rate .........................................      54.65%       51.22%     52.98%      63.22%      66.24%

*Ratios to average net assets, excluding dividend expense on securities sold short:
Expenses ........................................................       1.81%        1.77%      1.77%       1.75%       1.74%
Expenses, excluding waiver and payments by affiliate ............       1.81%        1.77%      1.77%       1.78%       1.78%




a Based on average daily shares outstanding.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.






18 Annual Report

Mutual Shares Fund

                                                                                -------------------------
                                                                                  YEAR ENDED DECEMBER 31,
CLASS R                                                                                2003        2002 D
                                                                                -------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................................                   $16.75       $19.36
                                                                                -------------------------
Income from investment operations:
 Net investment income a ..........................................                      .13          .24
 Net realized and unrealized gains (losses) .......................                     4.21        (2.37)
                                                                                -------------------------
Total from investment operations ..................................                     4.34        (2.13)
                                                                                -------------------------
Less distributions from:
 Net investment income ............................................                     (.26)        (.22)
 Net realized gains ...............................................                       --         (.26)
                                                                                -------------------------
Total distributions ...............................................                     (.26)        (.48)
                                                                                -------------------------
Net asset value, end of year ......................................                   $20.83       $16.75
                                                                                =========================


Total return b ....................................................                   26.02%     (11.26)%



RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................                  $46,933      $13,392
Ratios to average net assets:*
 Expenses c .......................................................                    1.34%        1.29% e
 Expenses, excluding waiver and payments by affiliate c ...........                    1.34%        1.29% e
 Net investment income ............................................                     .78%        1.29% e
Portfolio turnover rate ...........................................                   54.65%       51.22%

*Ratios to average net assets, excluding dividend expense
on securities sold short:
Expenses ..........................................................                    1.31%        1.28% e
Expenses, excluding waiver and payments by affiliate ..............                    1.31%        1.28% e




a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses. d Effective date of Class R shares was January 2, 2002.
e Annualized.




                         Annual Report | See notes to financial statements. | 19

STATEMENT OF INVESTMENTS, DECEMBER 31, 2003



------------------------------------------------------------------------------------------------------------------------------------
                                                                                           SHARES/WARRANTS/
                                                                         COUNTRY              CONTRACTS                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS 68.2%
       AEROSPACE & DEFENSE .6%
       Northrop Grumman Corp. .....................................   United States            640,200          $        61,203,120
                                                                                                                --------------------

       AIRLINES
    a  Atlantic Coast Airlines Holdings Inc. ......................   United States             97,500                      965,250
                                                                                                                --------------------

       BEVERAGES 4.0%
       Brown-Forman Corp., A ......................................   United States             62,730                    6,081,673
       Brown-Forman Corp., B ......................................   United States            303,018                   28,317,032
       Coca-Cola Enterprises Inc. .................................   United States            555,500                   12,148,785
       Diageo PLC .................................................  United Kingdom         16,147,856                  212,467,986
       Heineken Holding NV, A .....................................    Netherlands             763,593                   26,130,522
       Orkla ASA ..................................................      Norway              4,337,990                   97,156,160
       Pepsi Bottling Group Inc. ..................................   United States            203,300                    4,915,793
                                                                                                                --------------------
                                                                                                                        387,217,951
                                                                                                                --------------------

       BIOTECHNOLOGY
    a  SICOR Inc. .................................................   United States             57,200                    1,555,840
                                                                                                                --------------------
       CAPITAL MARKETS .3%
       Bear Stearns Cos. Inc. .....................................   United States            357,404                   28,574,450
                                                                                                                --------------------

       CHEMICALS 1.8%
       Akzo Nobel NV ..............................................    Netherlands           1,752,948                   67,659,194
       International Flavors & Fragrances Inc. ....................   United States          2,215,225                   77,355,657
       Syngenta AG ................................................    Switzerland             431,617                   29,071,111
                                                                                                                --------------------
                                                                                                                        174,085,962
                                                                                                                --------------------

       COMMERCIAL BANKS 3.0%
       Allied Irish Banks PLC .....................................  Irish Republic          6,271,530                  100,306,509
       Bank of Ireland ............................................  Irish Republic          5,404,128                   73,550,128
       Danske Bank ................................................      Denmark             2,699,400                   63,333,458
       Fleet Boston Financial Corp. ...............................   United States            326,705                   14,260,673
       KeyCorp ....................................................   United States            853,200                   25,015,824
a,b,c  Nippon Investment LLC ......................................       Japan             18,938,000                    7,196,440
       U.S. Bancorp ...............................................   United States            324,340                    9,658,845
                                                                                                                --------------------
                                                                                                                        293,321,877
                                                                                                                --------------------

       COMMERCIAL SERVICES & SUPPLIES 1.3%
    a  Alderwoods Group Inc. ......................................   United States          1,111,060                   10,466,185
    a  Cendant Corp. ..............................................   United States          1,806,403                   40,228,595
       Republic Services Inc. .....................................   United States          3,107,550                   79,646,507
                                                                                                                --------------------

                                                                                                                        130,341,287
                                                                                                                --------------------

       COMPUTERS & PERIPHERALS
  a,c  DecisionOne Corp. ..........................................   United States            457,492                      914,984
                                                                                                                --------------------

       CONSTRUCTION MATERIALS .5%
       Martin Marietta Materials Inc. .............................   United States            927,950                   43,585,812
                                                                                                                --------------------






20 |Annual Report

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SHARES/WARRANTS/
                                                                         COUNTRY             CONTRACTS                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
       DIVERSIFIED FINANCIAL SERVICES 1.7%
       Brascan Corp., A ...........................................      Canada              2,477,400         $         76,167,229
a,b,c  Elephant Capital Holdings Ltd. .............................       Japan                 25,401                   25,401,000
  a,b  Leucadia National Corp. ....................................   United States          1,551,229                   67,936,074
                                                                                                                --------------------
                                                                                                                        169,504,303
                                                                                                                --------------------

       DIVERSIFIED TELECOMMUNICATION SERVICES 2.6%
a,b,d  AboveNet Inc. ..............................................   United States            141,884                    4,250,036
       BCE Inc. ...................................................      Canada              1,517,500                   33,937,512
       Global Crossing Holdings Ltd.,
       Contingent Equity Distribution .............................   United States        105,801,010                       92,576
    a  Global Crossing Ltd. .......................................   United States            160,324                    5,290,676
    a  Koninklijke KPN NV .........................................    Netherlands           3,088,868                   23,844,440
    a  NTL Inc. ...................................................  United Kingdom          1,150,472                   80,245,422
  a,b  NTL Inc. ...................................................  United Kingdom            872,276                   57,799,189
    a  Spectrasite Inc. ...........................................   United States          1,135,010                   39,441,598
    a  XO Communications Inc. .....................................   United States          2,321,108                    9,864,709
                                                                                                                --------------------
                                                                                                                        254,766,158
                                                                                                                --------------------

       ELECTRIC UTILITIES 1.2%
    a  Allegheny Energy Inc. ......................................   United States          4,675,400                   59,658,104
       E.ON AG ....................................................      Germany               663,027                   43,429,606
  a,b  PG & E Corp., wts., 9/02/06 ................................   United States             27,436                      685,461
    a  Reliant Resources Inc. .....................................   United States          2,367,900                   17,427,744
                                                                                                                --------------------
                                                                                                                        121,200,915
                                                                                                                --------------------

       FOOD & STAPLES RETAILING .4%
    a  Kroger Co. .................................................   United States          1,613,070                   29,857,925
    a  Safeway Inc. ...............................................   United States            532,400                   11,664,884
                                                                                                                --------------------
                                                                                                                         41,522,809
                                                                                                                --------------------

       FOOD PRODUCTS 4.2%
       Cadbury Schweppes PLC ......................................  United Kingdom         12,700,586                   93,274,654
       Groupe Danone ..............................................      France                939,962                  153,419,630
       Nestle SA ..................................................    Switzerland             653,170                  163,193,474
                                                                                                                --------------------
                                                                                                                        409,887,758
                                                                                                                --------------------

       HEALTH CARE EQUIPMENT & SUPPLIES .1%
       Amersham PLC ...............................................  United Kingdom            809,700                   11,095,851
                                                                                                                --------------------

       HEALTH CARE PROVIDERS & SERVICES 1.4%
    a  AdvancePCS .................................................   United States             78,900                    4,154,874
       HCA Inc. ...................................................   United States            626,300                   26,905,848
    a  Health Net Inc., A .........................................   United States            129,710                    4,241,517
a,c,d  Kindred Healthcare Inc. ....................................   United States          1,190,483                   58,787,241
  c,d  Kindred Healthcare Inc., Jul. 47.50 Calls, 7/11/11 .........   United States              1,928                      863,744
  c,d  Kindred Healthcare Inc., Jan. 52.00 Calls, 1/01/12 .........   United States                289                           --
a,c,d  Kindred Healthcare Inc., wts., Series A, 4/20/06 ...........   United States            211,977                    4,929,737
a,c,d  Kindred Healthcare Inc., wts., Series B, 4/20/06 ...........   United States            529,943                   11,100,980
    a  Laboratory Corp. of America Holdings .......................   United States            173,200                    6,399,740
    a  Mid Atlantic Medical Services Inc. .........................   United States             67,500                    4,374,000



                                                               Annual Report| 21

Mutual Shares Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SHARES/WARRANTS/
                                                                         COUNTRY              CONTRACTS                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
       HEALTH CARE PROVIDERS & SERVICES (CONT.)
    a  Rotech Healthcare Inc. .....................................   United States            381,850           $        8,782,550
    a  Wellpoint Health Networks Inc. .............................   United States             39,500                    3,831,105
                                                                                                                 -------------------
                                                                                                                        134,371,336
                                                                                                                 -------------------
       HOTELS RESTAURANTS & LEISURE .2%
       Cara Operations Ltd., A ....................................      Canada                160,400                      878,801
  a,c  FHC Delaware Inc. ..........................................   United States            784,457                    6,173,676
    a  Park Place Entertainment Corp. .............................   United States          1,137,412                   12,318,171
                                                                                                                 -------------------
                                                                                                                         19,370,648
                                                                                                                 -------------------
       HOUSEHOLD DURABLES
    a  Bulova Corp. ...............................................   United States             37,900                    1,108,575
                                                                                                                 -------------------
       INSURANCE 11.9%
    a  Alleghany Corp. ............................................   United States            328,543                   73,100,817
    a  Berkshire Hathaway Inc., A .................................   United States              1,590                  133,957,500
    a  Berkshire Hathaway Inc., B .................................   United States             71,185                  200,385,774
       Hartford Financial Services Group Inc. .....................   United States            925,900                   54,655,876
       John Hancock Financial Services Inc. .......................   United States            341,800                   12,817,500
    a  Montpelier Re Holdings Ltd. ................................      Bermuda               459,289                   16,855,905
       Nationwide Financial Services Inc., A ......................   United States          1,541,150                   50,950,419
       Old Republic International Corp. ...........................   United States          3,684,143                   93,429,853
  a,b  Olympus Re Holdings Ltd. ...................................      Bermuda               202,380                   32,010,443
       Prudential Financial Inc. ..................................   United States          1,265,000                   52,839,050
       Travelers Property Casualty Corp., A .......................   United States          4,362,320                   73,199,730
    c  White Mountains Insurance Group Inc. .......................   United States            472,190                  217,183,790
  b,c  White Mountains Insurance Group Inc. .......................   United States            265,658                  116,079,927
       Willis Group Holdings Ltd. .................................   United States          1,173,000                   39,964,110
                                                                                                                 -------------------
                                                                                                                      1,167,430,694
                                                                                                                 -------------------
       IT SERVICES .1%
       Comdisco Contingent Equity Distribution ....................   United States          3,425,000                      353,096
    a  Comdisco Holding Co. Inc. ..................................   United States                207                        8,280
    a  Concord EFS Inc. ...........................................   United States            429,300                    6,370,812
                                                                                                                 -------------------
                                                                                                                          6,732,188
                                                                                                                 -------------------
       MACHINERY
a,b,c  Lancer Industries Inc., B ..................................   United States                  3                    2,085,868
                                                                                                                 -------------------
       MEDIA 7.3%
       Dow Jones & Co. Inc. .......................................   United States            261,810                   13,051,229
       E.W. Scripps Co., A ........................................   United States          1,010,475                   95,126,117
    a  EchoStar Communications Corp., A ...........................   United States            864,691                   29,399,494
    a  Fox Entertainment Group Inc., A ............................   United States            399,085                   11,633,328
       Gannett Co. Inc. ...........................................   United States            138,700                   12,366,492
       Lagardere SCA ..............................................      France              1,595,174                   92,092,727
    a  Liberty Media Corp., A .....................................   United States         14,398,624                  171,199,639
       McGraw-Hill Cos. Inc. ......................................   United States            147,500                   10,313,200
       Meredith Corp. .............................................   United States          1,036,335                   50,583,511
    a  NTL Europe Inc. ............................................  United Kingdom            492,392                        4,924


22 |Annual Report

Mutual Shares Fund


------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SHARES/WARRANTS/
                                                                         COUNTRY             CONTRACTS                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
       MEDIA (CONT.)
       Omnicom Group Inc. .........................................   United States            217,300           $       18,976,809
    a  Sinclair Broadcast Group Inc., A ...........................   United States          1,098,838                   16,394,663
    a  TVMAX Holdings Inc. ........................................   United States            128,831                      322,078
       Washington Post Co., B .....................................   United States            238,238                  188,541,553
                                                                                                                 -------------------
                                                                                                                        710,005,764
                                                                                                                 -------------------
       METALS & MINING 5.7%
       Anglo American PLC .........................................  United Kingdom          3,721,450                   80,410,128
       Anglo American PLC, ADR ....................................  United Kingdom              2,300                       50,876
    a  Ashanti Goldfields Co. Ltd., GDR, Reg S ....................       Ghana                339,700                    4,429,688
       Barrick Gold Corp. .........................................      Canada              2,898,200                   65,818,122
       Falconbridge Ltd. ..........................................      Canada                 80,400                    1,951,127
    a  Glamis Gold Ltd. ...........................................      Canada                730,500                   12,594,730
       Gold Fields Ltd. ...........................................   South Africa           1,143,700                   16,363,049
a,b,c  International Steel Group ..................................   United States          6,143,191                  203,385,696
       Newmont Mining Corp. .......................................   United States          2,695,800                  131,042,839
       Noranda Inc. ...............................................      Canada                622,100                    9,892,942
       Pechiney SA, A .............................................      France                 12,200                      746,342
       Placer Dome Inc. ...........................................      Canada                895,800                   16,061,665
    a  Randgold & Exploration Co. Ltd., ADR .......................   South Africa              59,020                      967,869
    a  Wheaton River Minerals Ltd. ................................      Canada              2,388,616                    7,153,371
    a  Wheaton River Minerals Ltd., wts., 5/30/07 .................      Canada              1,819,489                    3,252,482
                                                                                                                 -------------------
                                                                                                                        554,120,926
                                                                                                                 -------------------
       MULTI-UTILITIES & UNREGULATED POWER .4%
       Suez SA ....................................................      France              2,104,518                   42,286,796
                                                                                                                 -------------------
       OIL & GAS 1.4%
       BP PLC .....................................................  United Kingdom          5,707,068                   46,280,980
       BP PLC, ADR ................................................  United Kingdom             46,400                    2,289,840
       Occidental Petroleum Corp. .................................   United States            200,400                    8,464,896
  a,c  Southwest Royalties Inc., A ................................   United States            123,013                    3,690,380
       Suncor Energy Inc. .........................................      Canada                 74,200                    1,866,125
       Total SA, B ................................................      France                380,938                   70,825,254
                                                                                                                 -------------------
                                                                                                                        133,417,475
                                                                                                                 -------------------
       PAPER & FOREST PRODUCTS .5%
       Abitibi-Consolidated Inc. ..................................      Canada              5,680,487                   45,584,562
                                                                                                                 -------------------
       PERSONAL PRODUCTS .4%
       Beiersdorf AG ..............................................      Germany               334,592                   41,001,025
                                                                                                                 -------------------
       PHARMACEUTICALS 1.8%
       Merck & Co. Inc. ...........................................   United States            851,450                   39,336,990
       Takeda Chemical Industries Ltd. ............................       Japan              1,244,600                   49,356,630
       Valeant Pharmaceuticals International ......................   United States          2,821,135                   70,951,545
       Wyeth ......................................................   United States            336,100                   14,267,445
                                                                                                                 -------------------
                                                                                                                        173,912,610
                                                                                                                 -------------------

Annual Report | 23

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SHARES/WARRANTS/
                                                                         COUNTRY              CONTRACTS                  VALUE
------------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)


       REAL ESTATE 2.3%
  a,c  Alexander's Inc. ...........................................   United States            326,675                $  40,723,305
       American Financial Realty Trust ............................   United States            322,100                    5,491,805
    a  Canary Wharf Group PLC .....................................  United Kingdom         14,262,931                   68,364,329
    a  Fieldstone Investment Corp. ................................   United States          2,365,900                   39,628,825
  a,b  Security Capital European Realty ...........................    Luxembourg              227,308                    1,693,445
       St. Joe Co. ................................................   United States            853,035                   31,809,675
       Ventas Inc. ................................................   United States          1,778,665                   39,130,630
                                                                                                                 -------------------
                                                                                                                        226,842,014
                                                                                                                 -------------------

       ROAD & RAIL 2.1%
       Burlington Northern Santa Fe Corp. .........................   United States          1,208,355                   39,090,284
       Canadian National Railway Co. ..............................      Canada                821,010                   52,097,365
    c  Florida East Coast Industries Inc., A ......................   United States          2,472,271                   81,832,170
       Norfolk Southern Corp. .....................................   United States          1,558,100                   36,849,065
                                                                                                                 -------------------
                                                                                                                        209,868,884
                                                                                                                 -------------------
       SPECIALTY RETAIL
       New Look Group .............................................  United Kingdom            690,560                    3,844,617
                                                                                                                 -------------------
       THRIFTS & MORTGAGE FINANCE 2.5%
       Freddie Mac ................................................   United States          1,059,200                   61,772,544
       Greenpoint Financial Corp. .................................   United States            390,580                   13,795,286
       Hudson City Bancorp Inc. ...................................   United States            867,255                   33,111,796
       Sovereign Bancorp Inc. .....................................   United States          5,828,890                  138,436,137
                                                                                                                 -------------------
                                                                                                                        247,115,763
                                                                                                                 -------------------
       TOBACCO 8.1%
       Altadis SA .................................................       Spain              7,317,351                  207,669,532
       Altria Group Inc. ..........................................   United States          1,031,230                   56,119,537
       British American Tobacco PLC ...............................  United Kingdom         23,826,046                  328,423,326
       British American Tobacco PLC, ADR ..........................  United Kingdom             70,550                    1,952,118
       Imperial Tobacco Group PLC .................................  United Kingdom          6,933,289                  136,528,489
       R.J. Reynolds Tobacco Holdings Inc. ........................   United States          1,103,100                   64,145,265
                                                                                                                 -------------------
                                                                                                                        794,838,267
                                                                                                                 -------------------
       TRANSPORTATION INFRASTRUCTURE .4%
    a  Laidlaw International Inc. .................................   United States          1,754,245                   24,261,209
       Peninsular & Oriental Steam Navigation Co. .................  United Kingdom          3,332,788                   13,722,297
                                                                                                                 -------------------
                                                                                                                         37,983,506
                                                                                                                 -------------------

       TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
       (Cost $4,556,078,263) ......................................                                                   6,681,665,845
                                                                                                                 -------------------
       PREFERRED STOCKS .3%

                                                                                         -------------------
                                                                                               SHARES
                                                                                         -------------------
       ELECTRIC UTILITIES
    a  Montana Power Co., 8.45%, pfd. .............................   United States            109,220                    1,310,640
                                                                                                                 -------------------

       FOOD PRODUCTS .1%
       Unilever NV, pfd. ..........................................    Netherlands           1,113,140                    7,989,110
                                                                                                                 -------------------




24 |Annual Report

Mutual Shares Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONTINUED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                        COUNTRY                SHARES                     VALUE
------------------------------------------------------------------------------------------------------------------------------------
      PREFERRED STOCKS (CONT.)

      MEDIA .2%
      News Corp. Ltd., ADR, pfd. ..................................    Australia              447,361            $      13,532,670
      NTL Europe Inc., 10.00%, A, pfd. ............................ United Kingdom            216,541                    1,781,050
                                                                                                                 -------------------
                                                                                                                        15,313,720
                                                                                                                 -------------------
      TOTAL PREFERRED STOCKS (COST $21,439,800) ...................                                                     24,613,470
                                                                                                                 -------------------
                                                                                       -------------------
                                                                                        PRINCIPAL AMOUNT D
                                                                                       -------------------
      CORPORATE BONDS & NOTES 3.7%
      Calpine Constructor Finance,
        8.50%, 8/26/11 ............................................  United States   $     10,999,000                   11,438,960
        First Priority Term Loan, 8/26/09 .........................  United States          9,040,000                    9,492,000
      Calpine Corp., 144A, 9.875%, 12/01/11 .......................  United States         22,766,000                   23,505,895

      Charter Communications Operating LLC,
       Bank Claim .................................................  United States         16,237,200                   15,668,898
   c  DecisionOne Corp., Term Loan ................................  United States         13,862,298                    9,703,608
      Eurotunnel PLC,
        12/31/18, Tier 2 .......................................... United Kingdom         12,719,682  GBP              16,622,272
        12/31/25, Tier 3 .......................................... United Kingdom         11,580,539  GBP              11,402,045
        Participating Loan Note, 4/30/40 .......................... United Kingdom          1,482,000  GBP                 570,398
        Stabilization Advance S8, Tier 2 .......................... United Kingdom          2,066,242  GBP                 702,791
      Eurotunnel SA,
        5.28%, 12/31/18, Tier 2 (Pibor) ...........................     France              1,393,972  EUR               1,283,551
        5.28%, 12/31/25, Tier 3 (Pibor) ...........................     France              3,701,524  EUR               2,567,909
        12/31/18, Tier 2 (Libor) ..................................     France              3,151,383  EUR               2,901,753
        12/31/25, Tier 3 (Libor) ..................................     France             32,622,664  EUR              22,631,767
        Stabilization Advance S6, Tier 1 (Pibor) ..................     France                548,757  EUR                 131,514
        Stabilization Advance S6, Tier 2 (Libor) ..................     France              1,963,236  EUR                 470,503
        Stabilization Advance S7, Tier 1 (Pibor) ..................     France              2,110,667  EUR                 505,836
   b  FE Capital LLC, 5.00%, 8/28/07 ..............................      Japan             16,987,239                   17,326,984
        Healthsouth Corp.,
        8.50%, 2/01/08 ............................................  United States         11,945,000                   11,526,926
        7.00%, 6/15/08 ............................................  United States          6,330,000                    5,934,376
        8.375%, 10/01/11 ..........................................  United States          3,815,000                    3,624,251
        7.625%, 6/01/12 ...........................................  United States         30,717,000                   28,873,981
        cvt., 3.25% ...............................................  United States         20,013,000                   19,412,610
      Marconi Corp., 10.00%, 10/31/08 ............................. United Kingdom          3,194,449                    3,545,838
      Marconi PLC, 8.00%, 4/30/08 ................................. United Kingdom         15,897,710                   15,579,756
      Mirant Mid-Atlantic LLC,
        8.625%, 6/30/12 ...........................................  United States          6,490,076                    6,526,583
        9.125%, 6/30/17 ...........................................  United States          3,350,007                    3,352,100
        10.06%, 12/30/28 ..........................................  United States          6,902,876                    6,976,219
   b  MP Finance Ltd., 5.00%, 8/28/07 .............................      Japan             55,197,761                   56,301,716
      Providian Financial Corp., cvt.,
      zero cpn., 2/15/21 ..........................................  United States         30,645,000                   14,632,988
      Seton House Finance Ltd., zero cpn., 2/07/12 ................ United Kingdom         90,451,691  EUR              26,241,031





                                                               Annual Report| 25

Mutual Shares Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                        COUNTRY       PRINCIPAL AMOUNT D                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
      CORPORATE BONDS & NOTES  (CONT.)
      Teco Panda,
        Bank Claim #2 .............................................  United States   $     15,845,898              $    11,329,811
        Debt Service Reserve L/C Loan .............................  United States            908,743                      649,752
        Project L/C Loan Facility .................................  United States          2,271,758                    1,624,307
      TVMAX Holdings Inc., PIK, 14.00%, 2/01/06 ...................  United States            594,256                      594,256
                                                                                                                 -------------------
      TOTAL CORPORATE BONDS & NOTES (COST $319,939,291) ...........                                                    363,653,185
                                                                                                                 -------------------
      BONDS & NOTES IN REORGANIZATION 6.4%
   a  Adelphia Communications Corp.,
        9.25%, 10/01/02 ...........................................  United States         11,945,000                   11,108,850
        8.125%, 7/15/03 ...........................................  United States          1,442,000                    1,341,060
        7.50%, 1/15/04 ............................................  United States          3,750,000                    3,468,750
        10.50%, 7/15/04 ...........................................  United States          6,320,000                    5,972,400
        10.25%, 11/01/06 ..........................................  United States         12,344,000                   11,541,640
        8.375%, 2/01/08 ...........................................  United States         11,570,000                   10,846,876
        7.75%, 1/15/09 ............................................  United States         10,030,000                    9,378,051
        7.875%, 5/01/09 ...........................................  United States          7,221,000                    6,643,320
        9.375%, 11/15/09 ..........................................  United States          4,315,000                    4,099,250
        10.25%, 6/15/11 ...........................................  United States         11,713,000                   11,127,350
   a  AES Drax Holdings Ltd.,
        10.41%, 12/31/20 .......................................... Cayman Islands         25,872,000                   22,767,360
        9.07%, 12/31/25 ........................................... Cayman Islands         11,784,000  GBP              18,247,364
   a  Aiken Cnty S C Indl Rev Beloit, 6.00%, 12/01/11 .............  United States            775,000                        3,876
   a  Air Canada Inc.,
        6.75%, 2/02/04 ............................................     Canada              2,268,000  CAD                 640,604
        9.00%, 6/01/06 ............................................     Canada              3,980,000  CAD               1,139,563
        10.00%, 6/01/06 ...........................................     Canada              3,795,000  EUR               2,034,404
        7.25%, 10/01/07 ...........................................     Canada              7,072,000  CAD               1,929,101
        10.25%, 3/15/11 ...........................................     Canada             20,193,000                    8,228,648
        Bank Claim ................................................     Canada             23,729,900  CAD               6,610,767
        Bank Claim ................................................     Canada            454,102,381  JPY               1,610,142
        Term Loan .................................................     Canada             16,462,900                    6,091,273
        zero cpn., 7/31/05 ........................................     Canada              5,818,255                    2,240,028
   a  Century Communications Corp.,
        9.50%, 3/01/05 ............................................  United States            743,000                      720,710
        8.875%, 1/15/07 ...........................................  United States            572,000                      557,700
        8.375%, 12/15/07 ..........................................  United States            875,000                      855,313
        zero cpn., 3/15/03 ........................................  United States         10,740,000                    9,558,600
   a  Dow Corning Corp.,
        9.50, 8/10/95 .............................................  United States          1,250,000                    2,725,000
        8.55%, 3/01/01 ............................................  United States            500,000                      925,001
        9.375%, 2/01/08 ...........................................  United States          2,170,000                    4,730,601
        8.15%, 10/15/29 ...........................................  United States          5,280,000                   10,032,000
        Bank Claim ................................................  United States          1,000,000                    1,800,000
        Bank Claim #2 .............................................  United States          1,391,595                    2,504,871
        Bank Debt .................................................  United States          2,738,952                    4,930,114
        Bank Debt .................................................  United States        600,000,000  JPY              10,077,447
        Bank Debt #1 ..............................................  United States          7,500,000                   13,500,000



26 | Annual Report

Mutual Shares Fund
STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                       COUNTRY         PRINCIPAL AMOUNT D            VALUE
------------------------------------------------------------------------------------------------------------------------------------
     BONDS & NOTES IN REORGANIZATION (CONT.)
  a  Harnischfeger Industries Inc.,
       8.90%, 3/01/22 ............................................. United States   $      6,565,000         $             36,765
       8.70%, 6/15/22 ............................................. United States          6,004,000                       34,223
       7.25%, 12/15/25 ............................................ United States          8,965,000                       51,101
       6.875%, 2/15/27 ............................................ United States          7,663,000                       42,913
       Stipulated Bank Claim ...................................... United States          9,933,950                       54,637
  a  Metromedia Fiber Network Inc.,
       14.00%, 3/15/07 ............................................ United States         40,151,000                   21,280,030
       10.00%, 11/15/08 ........................................... United States         26,680,000                    1,834,250
       senior note, 10.00%, 12/15/09 .............................. United States         27,413,000                    1,953,177
       senior note, 10.00%, 12/15/09 .............................. United States         12,625,000  EUR               1,194,343
  a  Mirant Corp.,
       Tranche C Revolver ......................................... United States         12,866,601                    7,977,293
       4 Year Revolver, 7/17/05 ................................... United States         10,605,394                    8,272,207
       364 Day Revolver ........................................... United States         18,420,900                   10,868,331
  a  Northwestern Corp.,
       8.75%, 3/15/12 ............................................. United States         14,155,000                   12,845,663
       6.95%, 11/15/28 ............................................ United States          7,435,000                    6,663,619
  a  NRG Energy Inc.,
       7.625%, 2/01/06 ............................................ United States         10,210,000                    5,768,650
       6.75%, 7/15/06 ............................................. United States         18,345,000                   10,364,925
       7.50%, 6/15/07 ............................................. United States         10,555,000                    6,016,350
       7.50%, 6/01/09 ............................................. United States          9,355,000                    5,332,350
       8.25%, 9/15/10 ............................................. United States         12,350,000                    7,224,750
       7.75%, 4/01/11 ............................................. United States          1,300,000                      747,500
       8.00%, 11/01/13 ............................................ United States         13,065,000                    7,512,375
       8.70%, 3/15/20 ............................................. United States          6,325,000                    3,668,500
       8.625%, 4/01/31 ............................................ United States          9,260,000                    5,417,100
       Revolver ................................................... United States         40,338,582                   25,009,921
  a  Owens Corning, Revolver ...................................... United States         45,786,959                   34,340,219
  a  Parmalat Netherlands BV, 0.875%, 6/30/21 .....................     Italy             11,780,000  EUR               3,728,798
     PG & E Corp.,
       7.375%, 11/01/05 ........................................... United States         36,340,000                   37,066,800
       Commercial Paper, 1/18/01 .................................. United States          1,465,000                    1,472,325
       Commercial Paper, 1/30/01 .................................. United States            735,000                      738,675
       Commercial Paper, 2/16/01 .................................. United States          2,200,000                    2,211,000
       FRN, 144A, 7.583%, 10/31/01 ................................ United States         12,650,000                   12,903,000
       MTN, 5.94%, 10/07/03 ....................................... United States          1,825,000                    1,834,125
  a  Port Seattle Wash Rev Ref-Beloit
     Proj., 6.00%, 12/01/17 ....................................... United States            385,000                        1,925
  a  Safety Kleen Corp., 9.25%, 5/15/09 ........................... United States          1,085,000                       54,250
  a  Safety Kleen Services, 9.25%, 6/01/08 ........................ United States             85,000                          425
  a  Telewest Communications PLC,
       11.00%, 10/01/07 ........................................... United Kingdom        14,949,000                    9,791,595
       11.25%, 11/01/08 ........................................... United Kingdom         2,250,000                    1,456,875
       9.875%, 2/01/10 ............................................ United Kingdom         4,755,000  GBP               5,022,198
       Bank Claim ................................................. United Kingdom        56,035,616  GBP              47,648,480
       cvt., 5.25%, 2/19/07 ....................................... United Kingdom        14,165,000  GBP              13,439,520
       senior disc. note, zero cpn., 4/15/09 ...................... United Kingdom         5,920,000                    3,108,000


                                                              Annual Report | 27

Mutual Shares Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                        COUNTRY        PRINCIPAL AMOUNT D                VALUE
------------------------------------------------------------------------------------------------------------------------------------
    BONDS & NOTES IN REORGANIZATION (CONT.)
 a  Telewest Communications PLC, (cont.)
      senior disc. note, zero cpn., 2/01/10 ....................... United Kingdom   $      4,470,000           $        2,212,650
      zero cpn., 4/15/04 .......................................... United Kingdom         17,665,000  GBP              15,811,568
 a  Telewest Finance Ltd., cvt, 6.00%, 7/07/05 .................... United Kingdom         12,987,000                   13,766,220
 a  WorldCom Inc.,
      7.875%, 5/15/03 .............................................  United States         13,515,000                    4,561,313
      6.25%, 8/15/03 ..............................................  United States          1,575,000                      531,563
      6.50%, 5/15/04 ..............................................  United States          1,970,000                      664,875
      6.40%, 8/15/05 ..............................................  United States         16,920,000                    5,710,500
      7.375%, 1/15/06 .............................................  United States          3,670,000                    1,241,479
      8.00%, 5/15/06 ..............................................  United States          6,140,000                    2,072,250
      7.75%, 4/01/07 ..............................................  United States          9,220,000                    3,111,750
      8.25%, 5/15/10 ..............................................  United States         15,830,000                    5,342,625
      7.375%, 1/15/11 .............................................  United States         34,836,000                   11,757,150
      7.50%, 5/15/11 ..............................................  United States         33,075,000                   11,162,813
      7.75%, 4/01/27 ..............................................  United States          3,000,000                    1,012,500
      6.95%, 8/15/28 ..............................................  United States            830,000                      280,125
      8.25%, 5/15/31 ..............................................  United States         41,967,000                   14,163,849
                                                                                                                 -------------------
   TOTAL BONDS & NOTES IN REORGANIZATION (COST $486,074,581) ......                                                    628,380,447
                                                                                                                 -------------------

                                                                                     ------------------
                                                                                      SHARES/PRINCIPAL
                                                                                           AMOUNT D
                                                                                     ------------------
      COMPANIES IN LIQUIDATION .1%
   a  Apco Oil Corp. ..............................................  United States              9,200                           --
   a  Brunos Inc., Liquidating Unit ...............................  United States             98,873                      217,521
 a,c  City Investing Company Liquidating Trust ....................  United States          4,373,476                    9,118,696
   a  Guangdong International Trust & Investment Corp.,
        144A, 8.75%, 10/24/16 .....................................      China              5,800,000                      362,500
        Revolver - Admitted Claim .................................    Hong Kong            1,197,441                       74,840
        Structured Note - Admitted Claim ..........................    Hong Kong            1,894,157                      118,383
        Syndicated Loan - Admitted Claim ..........................    Hong Kong            3,275,003                      204,688
 a,c  MBOP Liquidating Trust ......................................  United States            574,712                        1,435

   a  Peregrine Investments Holdings Ltd., 6.70%, 1/15/98 .........    Hong Kong           95,000,000  JPY                  57,617
        6.70%, 6/30/00 ............................................    Hong Kong          250,000,000  JPY                 151,627
        zero cpn., 1/22/98 ........................................    Hong Kong              500,000                       12,500
   a  PIV Investment Finance (Cayman) Ltd. ........................    Hong Kong           22,710,000                    2,725,208
   a  Roeser & Pendelton Liquidating Trust ........................  United States              2,800                        6,940
                                                                                                                 -------------------

TOTAL COMPANIES IN LIQUIDATION (COST $1,423,696) ..................                                                     13,051,955
                                                                                                                 -------------------


28 | Annual Report

Mutual Shares Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        COUNTRY        PRINCIPAL AMOUNT D               VALUE
------------------------------------------------------------------------------------------------------------------------------------

      GOVERNMENT AGENCIES 22.9%
      Federal Republic of Germany, 4.25%, 3/12/04 .................     Germany      $     10,000,000  EUR      $       12,663,976
   f  Federal Home Loan Bank, 1.41% to 2.51%,
      with maturities to 7/02/07 ..................................  United States        952,403,000                1,350,584,975
   f  Federal Home Loan Mortgage Corp,
      1.23% to 1.37%, with
      maturities to 4/22/04 .......................................  United States        267,891,000                  267,427,003
      Federal National Mortgage Association,
      1.20% to 2.20%, with
      maturities to 12/29/06 ......................................  United States        519,837,000                  529,261,735
      U.S. Treasury Bills, 0.93% to 1.04%,
      with maturities to 5/06/04 ..................................  United States         80,000,000                   89,866,605
                                                                                                                 -------------------
      TOTAL GOVERNMENT AGENCIES (COST $2,249,213,073)                                                                2,249,804,294
                                                                                                                 -------------------
      TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
      (COST 7,634,168,704)                                                                                           9,961,169,196
      REPURCHASE AGREEMENTS .4%
 g,h  Bear Stearns & Co. Inc., 0.87%, 1/02/04 (Maturity Value
      $5,567,400) Collateralized by U.S. Treasury Bills,
      Notes and Bonds .............................................................         5,567,135                    5,567,135
 g,h  Barclays Capital Inc., 0.99%, 1/02/04 (Maturity Value $2,744,224)
      Collateralized by U.S. Treasury Bills, Notes and Bonds ......................         2,744,075                    2,744,075
 g,h  Deutsche Bank Securities Inc., 1.03%, 1/02/04 (Maturity Value
      $6,251,532) Collateralized by U.S. Treasury Bills,
      Notes and Bonds .............................................................         6,251,179                    6,251,179
 g,h  Goldman Sachs & Co., 1.02%, 1/02/04 (Maturity Value
      $6,000,505) Collateralized by U.S. Treasury Bills,
      Notes and Bonds .............................................................         6,000,170                    6,000,170
 g,h  Merrill Lynch GSI, 1.00%, 1/02/04 (Maturity Value $6,000,496)
      Collateralized by U.S. Treasury Bills, Notes and Bonds ......................         6,000,167                    6,000,167
 g,h  Morgan Stanley & Co., 1.03%, 1/02/04 (Maturity Value
      $6,000,511) Collateralized by U.S. Treasury Bills,
      Notes and Bonds .............................................................         6,000,172                    6,000,172
 g,h  UBS Securities LLC, 1.00%, 1/02/04 (Maturity Value $6,000,496)
      Collateralized by U.S. Treasury Bills, Notes and Bonds ......................         6,000,167                    6,000,167
                                                                                                                 -------------------
      TOTAL REPURCHASE AGREEMENTS (COST $38,563,065) ..............................                                     38,563,065
                                                                                                                 -------------------
      TOTAL INVESTMENTS (COST $7,672,731,769) 102% ................................                                  9,999,732,261
                                                                                                                 ===================

      OPTIONS WRITTEN .............................................................                                        (13,695)
      SECURITIES SOLD SHORT (0.8)% ................................................                                    (78,333,866)
      NET EQUITY IN FORWARD CONTRACTS (1.1)% ......................................                                   (106,711,696)
      OTHER ASSETS, LESS LIABILITIES (0.1)% .......................................                                    (10,997,851)
                                                                                                                 -------------------

      Net Assets 100.0% ...........................................................                              $   9,803,675,153
                                                                                                                 ===================

                                                                                         -------------
                                                                                           CONTRACTS
                                                                                         -------------
      OPTIONS WRITTEN
      ISSUER
      DIVERSIFIED TELECOMMUNICATION SERVICES
   XO Communications Inc., Jun. 4.25 Calls, 6/21/04 ...............  United States          2,321,108            $              --
                                                                                                                 -------------------

      FOOD & STAPLES RETAILING
      Safeway PLC, Jan. 2.70 Puts, 1/16/04 ........................ United Kingdom              4,250                       13,695
                                                                                                                 -------------------

      TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $621,717) ..........                                              $          13,695
                                                                                                                 -------------------

                                                              Annual Report | 29

Mutual Shares Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
        SECURITIES SOLD SHORT                                            COUNTRY                SHARES                     VALUE

        ISSUER
        CAPITAL MARKETS
      i Lehman Brothers Holdings Inc. .............................    United States             21,426                $   1,654,516
                                                                                                                 -------------------
        COMMERCIAL BANKS 0.2%
      i Bank of America Corp. .....................................    United States            181,400                   14,590,002
                                                                                                                 -------------------
        FOOD PRODUCTS 0.2%
      i Kraft Foods Inc., A .......................................    United States            658,900                   21,229,758
                                                                                                                 -------------------

        HEALTH CARE PROVIDERS & SERVICES 0.1%
      i Anthem Inc. ...............................................    United States             39,500                    2,962,500
      i Caremark RX Inc. ..........................................    United States            170,000                    4,306,100
      i United Health Group Inc. ..................................    United States             55,300                    3,217,354
                                                                                                                 -------------------
                                                                                                                          10,485,954
                                                                                                                 -------------------
        INSURANCE 0.1%
      i Manulife Financial Corp. ..................................       Canada                405,200                   13,087,960
                                                                                                                 -------------------
        INTERNET SOFTWARE & SERVICES
      i Yahoo! Inc. ...............................................    United States             42,180                    1,905,287
                                                                                                                 -------------------
        IT SERVICES 0.1%
     fi First Data Corp. ..........................................    United States            121,480                    4,991,613
                                                                                                                 -------------------

        MEDIA
      i News Corp. Ltd., ADR ......................................      Australia              103,100                    3,721,910
                                                                                                                 -------------------
        METALS & MINING 0.1%
      i Alcan Inc. ................................................       Canada                 10,841                      508,985
      i AngloGold Ltd., ADR .......................................    South Africa              98,400                    4,595,280
      i Randgold Resources Ltd., ADR ..............................   United Kingdom             34,658                      946,163
                                                                                                                 -------------------
                                                                                                                           6,050,428
                                                                                                                 -------------------

        PHARMACEUTICALS
      i Teva Pharmaceutical Industries Ltd., ADR ..................       Israel                 10,870                      616,438
                                                                                                                 -------------------
        TOTAL SECURITIES SOLD SHORT (PROCEEDS $78,115,842) ........                                              $        78,333,866


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      VALUE AT          UNREALIZED
        SYNTHETIC EQUITY SWAPS (SES)                                     COUNTRY         SHARES       12/31/03          GAIN/LOSS
------------------------------------------------------------------------------------------------------------------------------------

        ISSUER
        HEALTH CARE EQUIPMENT & SUPPLIES
      j Smith & Nephew PLC, ses., 3.752 GBP .......................   United Kingdom     (2,277)   $   (19,128)          $   (1,592)
      j Smith & Nephew PLC, ses., 3.776 GBP .......................   United Kingdom    (38,055)      (319,674)             (27,444)
                                                                                                   ---------------------------------
                                                                                                      (338,802)             (29,036)
                                                                                                   =================================


        INSURANCE
      j AXA SA, ses., 15.850 EUR ..................................       France         34,623        741,110               29,093
      j AXA SA, ses., 15.870 EUR ..................................       France          8,500        181,944                4,718
      j AXA SA, ses., 16.030 EUR ..................................       France         61,258      1,311,236               (1,029)
      j AXA SA, ses., 16.700 EUR ..................................       France        (34,623)      (741,110)              19,725
      j AXA SA, ses., 16.770 EUR ..................................       France         (8,500)      (181,944)                 853
      j AXA SA, ses., 17.000 EUR ..................................       France        (61,258)    (1,311,236)              (5,487)
                                                                                                   ---------------------------------
                                                                                                            --               47,873
                                                                                                   =================================






30 | Annual Report

Mutual Shares Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONTINUED)


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  VALUE AT       UNREALIZED
    SYNTHETIC EQUITY SWAPS (SES) (CONT.)                              COUNTRY        SHARES       12/31/03        GAIN/LOSS
-----------------------------------------------------------------------------------------------------------------------------
   ISSUER
    REAL ESTATE
  j Chelsfield PLC, ses., 3.095 GBP ............................  United Kingdom     10,600    $    58,303       $   (8,397)
  j Chelsfield PLC, ses., 3.107 GBP ............................  United Kingdom     53,000        291,514          (23,017)
  j Chelsfield PLC, ses., 3.112 GBP ............................  United Kingdom     33,300        183,159             (858)
  j Chelsfield PLC, ses., 3.154 GBP ............................  United Kingdom     24,033        132,188             (218)
  j Chelsfield PLC, ses., 3.160 GBP ............................  United Kingdom    352,200      1,937,191           (3,886)
  j Chelsfield PLC, ses., 3.165 GBP ............................  United Kingdom    120,300        661,681          (13,109)
  j Chelsfield PLC, ses., 3.166 GBP ............................  United Kingdom    176,100        968,596             (983)
                                                                                               ------------------------------
                                                                                                 4,232,632          (50,468)
                                                                                               ==============================

    TEXTILES, APPAREL & LUXURY GOODS
  j Christian Dior SA, ses., 46.766 EUR ........................      France          8,792        532,643              605
  j Christian Dior SA, ses., 47.220 EUR ........................      France         17,601      1,066,317           (3,190)
  j Christian Dior SA, ses., 47.384 EUR ........................      France          6,718        406,995             (265)
  j Christian Dior SA, ses., 47.614 EUR ........................      France         17,601      1,066,317            3,077
  j Christian Dior SA, ses., 47.794 EUR ........................      France          8,087        489,933           (2,454)
  j Christian Dior SA, ses., 48.208 EUR ........................      France         17,149      1,038,933            5,564
  j Christian Dior SA, ses., 48.555 EUR ........................      France         10,579        640,905           (3,456)
  j Christian Dior SA, ses., 48.586 EUR ........................      France         17,617      1,067,286           (6,052)
  j Christian Dior SA, ses., 48.791 EUR ........................      France          7,055        427,411           (1,511)
  j Christian Dior SA, ses., 49.000 EUR ........................      France          2,605        157,818            5,455
  j Christian Dior SA, ses., 49.027 EUR ........................      France            472         28,595            2,531
  j LVMH Moet Hennessy Louis Vuitton,
     ses., 56.520 EUR ..........................................      France         (8,792)      (639,882)          (3,239)
  j LVMH Moet Hennessy Louis Vuitton, ses.,
     57.050 EUR ................................................      France         (6,718)      (488,936)          24,511
  j LVMH Moet Hennessy Louis Vuitton,
     ses., 58.672 EUR ..........................................      France         (8,087)      (588,572)          18,596
  j LVMH Moet Hennessy Louis Vuitton,
     ses., 58.861 EUR ..........................................      France           (472)       (34,352)           8,367
  j LVMH Moet Hennessy Louis Vuitton,
     ses., 58.899 EUR ..........................................      France        (17,601)    (1,281,001)          13,126
  j LVMH Moet Hennessy Louis Vuitton,
     ses., 59.841 EUR ..........................................      France        (17,601)    (1,281,001)          (4,554)
  j LVMH Moet Hennessy Louis Vuitton,
     ses., 60.149 EUR ..........................................      France         (7,055)      (513,463)             784
  j LVMH Moet Hennessy Louis Vuitton,
     ses., 60.309 EUR ..........................................      France        (17,149)    (1,248,105)           4,972
  j LVMH Moet Hennessy Louis Vuitton,
     ses., 60.421 EUR ..........................................      France         (2,605)      (189,592)           9,358
  j LVMH Moet Hennessy Louis Vuitton,
     ses., 60.949 EUR ..........................................      France        (10,579)      (769,940)           4,362
  j LVMH Moet Hennessy Louis Vuitton,
     ses., 60.950 EUR ..........................................      France        (17,617)    (1,282,166)          10,251
                                                                                               ------------------------------
                                                                                                (1,393,857)          86,838
                                                                                               ------------------------------
    TOTAL SYNTHETIC EQUITY SWAPS ...............................                               $ 2,499,973          $55,207
                                                                                               ==============================

CURRENCY ABBREVIATIONS: | CAD - Canadian Dollar | EUR - Euro |
GBP - British Pound | JPY - Japanese Yen

a Non-income producing.
b See Note 7 regarding restricted securities.
c See Note 8 regarding Holdings of 5% Voting Securities.
d A member of the Fund's Portfolio Management team serves as a member on the board of directors. As a result of this involvement, the Portfolio Manager could receive material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.
e The principal amount is stated in U.S. dollars unless otherwise indicated.
f See Note 1(h) regarding securities segregated with broker for securities sold short.
g Collateral for loaned securities. See Note 1(i).
h See Note 1(c) regarding repurchase agreements. iSee Note 1(h) regarding securities sold short. jSee Note 1(f) regarding synthetic equity swaps.


                           Annual Report|See notes to financial statements. | 31

Mutual Shares Fund

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003


Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ............................ $ 7,388,568,835
  Cost - Non-controlled affiliated issuers ...............     284,162,934
                                                           ===============
  Value - Unaffiliated issuers (includes securities
    segregated with broker for
    securities sold short
    in the amount of $64,655,910) ........................   9,200,559,584
  Value - Non-controlled affiliated issuers ..............     799,172,677
 Cash ....................................................      11,350,401
 Foreign currency, at value (cost $725,555) ..............       1,499,726
 Receivables:
  Investment securities sold .............................       9,100,755
  Capital shares sold ....................................      77,168,698
  Dividends and interest .................................      15,662,143
 Unrealized gain on forward exchange contracts (Note 6) ..       2,052,733
 Deposits with broker for securities sold short ..........      95,336,755
 Due from broker - variation margin (Note 1f) ............       1,178,257
                                                           ----------------
      Total assets .......................................  10,213,081,729
                                                           ----------------
Liabilities:
 Payables:
  Investment securities purchased ........................      82,154,133
  Capital shares redeemed ................................      90,333,617
  Affiliates .............................................      10,189,416
 Options written, at value (premiums received $621,717) ..          13,695
 Securities sold short, at value (proceeds $78,115,842) ..      78,333,866
 Payable upon return of securities loaned (Note 1i) ......      38,563,065
 Unrealized loss on forward exchange contracts (Note 6) ..     108,764,429
 Other liabilities .......................................       1,054,355
                                                           ----------------
      Total liabilities ..................................     409,406,576
                                                           ----------------
        Net assets, at value ............................. $ 9,803,675,153
                                                           ================
Net assets consist of:
 Undistributed net investment income .....................  $   13,216,978
 Net unrealized appreciation (depreciation) ..............   2,221,741,852
 Accumulated net realized gain (loss) ....................     (20,625,920)
 Capital shares ..........................................   7,589,342,243
                                                           ----------------
        Net assets, at value ............................. $ 9,803,675,153
                                                           ================





32 | Annual Report

Mutual Shares Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2003


CLASS Z:
Net asset value and maximum offering price per share
($5,782,144,772 / 275,516,572 shares outstanding) ........        $20.99
                                                           ==============
CLASS A:
Net asset value per share ($2,257,335,645 / 108,022,490
shares outstanding) ......................................        $20.90
                                                           ==============
Maximum offering price per share ($20.90 / 94.25%) .......        $22.18
                                                           ==============
CLASS B:
Net asset value and maximum offering price per share
($444,671,434 / 21,651,680 shares outstanding) ...........        $20.54
                                                           ==============
CLASS C:
Net asset value per share ($1,272,589,958 / 61,327,319
shares outstanding) a ....................................        $20.75
                                                           ==============
Maximum offering price per share ($20.75 / 99.00%) .......        $20.96
                                                           ==============
CLASS R:
Net asset value and maximum offering price per share
($ 46,933,344 / 2,253,382 shares outstanding) a ..........        $20.83
                                                           ==============




a Redemption price per share is equal to net asset value less any applicable sales charge




                         Annual Report | See notes to financial statements. | 33

Mutual Shares Fund

FINANCIAL STATEMENTS (CONTINUED)


STATEMENT OF OPERATIONS
for the year ended December 31, 2003


Investment income:
 (net of foreign taxes of $3,281,994)
 Dividends:
  Unaffiliated issuers .......................................$   68,592,908
  Non-controlled affiliated issuers (Note 8) .................     3,768,119
 Interest:
  Unaffiliated issuers .......................................    98,661,248
  Non-controlled affiliated issuers (Note 8) .................       931,156
                                                              ---------------
      Total investment income ................................   171,953,431
                                                              ===============
Expenses:
 Management fees (Note 3) ....................................    48,387,143
 Administrative fees (Note 3) ................................     6,312,670
 Distribution fees (Note 3)
  Class A ....................................................     6,397,423
  Class B ....................................................     3,178,712
  Class C ....................................................    10,065,153
  Class R ....................................................       138,136
 Transfer agent fees (Note 3) ................................     9,164,600
 Custodian fees ..............................................       580,100
 Reports to shareholders .....................................       526,300
 Registration and filing fees ................................       214,300
 Professional fees ...........................................       147,363
 Directors' fees and expenses ................................       336,800
 Dividends for securities sold short .........................     2,653,423
 Other .......................................................        73,400
                                                              ---------------
      Total expenses .........................................    88,175,523
                                                              ---------------
        Net investment income ................................    83,777,908
                                                              ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers ......................................   289,621,813
   Non-controlled affiliated issuers (Note 8) ................    12,635,009
  Written options (Note 1g) ..................................     1,389,046
  Foreign currency transactions ..............................  (191,948,781)
  Securities sold short (Note 1h) ............................    (3,788,885)
                                                              ---------------
 Net realized gain (loss) ....................................   107,908,202
 Net unrealized appreciation
 (depreciation) on:
  Investments ................................................ 1,833,489,420
  Translation of assets and liabilities denominated
   in foreign currencies .....................................   (50,113,301)
                                                              ---------------
      Net unrealized appreciation (depreciation) ............. 1,783,376,119
                                                              ---------------
Net realized and unrealized gain (loss) ...................... 1,891,284,321
                                                              ---------------
Net increase (decrease) in net assets resulting
 from operations .............................................$1,975,062,229
                                                              ================





34 | See notes to financial statements. | Annual Report

Mutual Shares Fund

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 2003 and 2002
                                                                                    -----------------------------------------
                                                                                             2003                  2002
                                                                                    -----------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .........................................................      $   83,777,908       $  123,521,214
  Net realized gain (loss) from investments, written options,
   securities sold short, and foreign currency transactions .....................         107,908,202          (87,244,195)
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies ...........................................................       1,783,376,119         (956,944,242)
                                                                                    -----------------------------------------
      Net increase (decrease) in net assets resulting from operations ...........       1,975,062,229         (920,667,223)
 Distributions to shareholders from:
  Net investment income:
   Class Z ......................................................................         (86,237,828)         (69,638,370)
   Class A ......................................................................         (27,241,185)         (17,654,494)
   Class B ......................................................................          (3,088,304)          (1,550,189)
   Class C ......................................................................          (8,533,693)          (4,288,541)
   Class R ......................................................................            (444,646)            (152,150)
  Net realized gains:
   Class Z ......................................................................                  --          (70,735,994)
   Class A ......................................................................                  --          (22,716,997)
   Class B ......................................................................                  --           (2,822,885)
   Class C ......................................................................                  --          (12,844,218)
   Class R ......................................................................                  --              (53,475)
                                                                                    -----------------------------------------
 Total distributions to shareholders ............................................        (125,545,656)        (202,457,313)
 Capital share transactions (Note 2):
  Class Z .......................................................................          83,398,695         (156,154,587)
  Class A .......................................................................         291,264,831          198,730,038
  Class B .......................................................................         133,623,724          140,143,972
  Class C .......................................................................         174,641,988          113,589,826
  Class R .......................................................................          26,507,727           14,178,941
                                                                                    -----------------------------------------
 Total capital share transactions ...............................................         709,436,965          310,488,190
     Net increase (decrease) in net assets ......................................       2,558,953,538         (812,636,346)
Net assets:
 Beginning of year ..............................................................       7,244,721,615        8,057,357,961
                                                                                    -----------------------------------------
 End of year ....................................................................      $9,803,675,153       $7,244,721,615
                                                                                    =========================================
Undistributed net investment income included in net assets:
 End of year ....................................................................      $   13,216,978       $   32,543,477
                                                                                    =========================================




                         Annual Report | See notes to financial statements. | 35

Mutual Shares Fund

NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Shares Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation and income through a flexible policy of investing in stocks and corporate debt securities. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Investments in open-end mutual funds are valued at the closing net asset value. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2003, all repurchase agreements held by the Fund had been entered into on that date.






36 | Annual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

F. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

G. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired




                                                              Annual Report | 37

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. OPTION CONTRACTS (CONTINUED)

or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

H. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

I. SECURITIES LENDING

The Fund loans securities to certain brokers for which it received cash or securities collateral against loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The cash collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund received interest income of $120,970 from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the cash collateral. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

J. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


38 | Annual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

L. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

M. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.



2. CAPITAL STOCK

The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.





                                                              Annual Report | 39

Mutual Shares Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. CAPITAL STOCK (CONTINUED)

At December 31, 2003, there were 1.9 billion shares authorized ($0.001 par value) of which 1 billion, 250 million, 200 million, 250 million and 200 million were designated as Class Z, Class A, Class B, Class C and Class R shares, respectively. Transactions in the Fund's shares were as follows:

                                    -------------------------------------------------------------------
                                                YEAR ENDED                          YEAR ENDED
                                            DECEMBER 31, 2003                   DECEMBER 31, 2002
                                    -------------------------------------------------------------------
                                         SHARES          AMOUNT              SHARES          AMOUNT
                                    -------------------------------------------------------------------

CLASS Z SHARES:
 Shares sold .......................  21,151,259    $ 407,846,009          9,268,462    $ 171,604,715
 Shares issued on reinvestment of
  distributions ....................   3,736,749       73,434,642          6,811,352      122,489,992
 Shares redeemed ................... (21,665,054)    (397,881,956)       (24,910,917)    (450,249,294)
                                    -------------------------------------------------------------------
 Net increase (decrease) ...........   3,222,954    $  83,398,695         (8,831,103)   $(156,154,587)
                                    ===================================================================
CLASS A SHARES:
 Shares sold .......................  35,425,425    $ 652,986,425         31,808,676    $ 589,247,372
 Shares issued on reinvestment of
  distributions ....................   1,293,317       25,145,030          2,103,103       37,899,492
 Shares redeemed ................... (20,693,711)    (386,866,624)       (23,483,128)    (428,416,826)
                                    -------------------------------------------------------------------
 Net increase (decrease) ...........  16,025,031    $ 291,264,831         10,428,651    $ 198,730,038
                                    ===================================================================
CLASS B SHARES:
 Shares sold .......................   9,236,787    $ 165,789,211          9,023,637    $ 164,128,670
 Shares issued on reinvestment of
  distributions ....................     154,276        2,877,950            227,800        4,079,073
 Shares redeemed ...................  (1,987,903)     (35,043,437)        (1,623,056)     (28,063,771)
                                    -------------------------------------------------------------------
 Net increase (decrease) ...........   7,403,160    $ 133,623,724          7,628,381    $ 140,143,972
                                    ===================================================================
CLASS C SHARES:
 Shares sold .......................  17,120,196    $ 312,711,634         13,881,568    $ 253,009,123
 Shares issued on reinvestment of
  distributions ....................     422,198        7,868,601            878,112       16,037,876
 Shares redeemed ...................  (8,145,439)    (145,938,247)        (8,811,940)    (155,457,173)
                                    -------------------------------------------------------------------
 Net increase (decrease) ...........   9,396,955    $ 174,641,988          5,947,740    $ 113,589,826
                                    ===================================================================

                                    -------------------------------------------------------------------
                                              YEAR ENDED                         PERIOD ENDED
                                           DECEMBER 31, 2003                  DECEMBER 31, 2002 A
                                    -------------------------------------------------------------------
                                        SHARES         AMOUNT              SHARES          AMOUNT
                                    -------------------------------------------------------------------

CLASS R SHARES:
 Shares sold .......................  1,770,971    $  32,403,265            856,889    $  15,167,167
 Shares issued on reinvestment of
  distributions ....................     22,484          440,336             11,723          203,042
 Shares redeemed ...................   (339,764)      (6,335,874)           (68,921)      (1,191,268)
                                    -------------------------------------------------------------------
 Net increase (decrease) ...........  1,453,691    $  26,507,727            799,691    $  14,178,941
                                    ===================================================================


a Effective date of Class R shares was January 2, 2002.







40 | Annual Report

Mutual Shares Fund

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual Advisors, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors) are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------

        0.150%          First $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over $1.2 billion
The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00%, 1.00% and 0.50% per year of the average daily net assets of Class A, Class B, Class C and Class R shares, respectively. Distributors received net commissions from sales of those Fund shares, and received contingent deferred sales charges for the period of $1,837,466 and $198,610, respectively.

The Fund paid transfer agent fees/shareholder servicing fees of $9,164,600, of which $6,428,603 was paid to Franklin Templeton Investors Services Inc.


4. INCOME TAXES

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation) undistributed ordinary income and undistributed long term capital gains for income tax purposes was as follows:

Cost of investments ...................................   $7,697,327,210
                                                          --------------
Unrealized appreciation ...............................    2,403,205,466
Unrealized depreciation ...............................     (100,800,415)
                                                          --------------
Net unrealized appreciation (depreciation) ............   $2,302,405,051
                                                          ==============

Distributable earnings - undistributed
 ordinary income ......................................   $   36,574,069
                                                          ==============



                                                              Annual Report | 41

Mutual Shares Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)



4. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

                                          ------------------------------
                                                2003           2002
                                          ------------------------------

Distributions paid from:
 Ordinary income ......................    $125,545,656    $118,447,562
 Long term capital gain ...............    $         --    $ 84,009,751
                                          ------------------------------
                                           $125,545,656    $202,457,313
                                          ==============================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, bond discounts and premiums on the sale of securities and foreign currencies.

At December 31, 2003, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2003 of $42,633,926 and $519,358, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

At December 31, 2003, the Fund had tax basis capital losses of $70,865,418 which may be carried over to offset future capital gains. Such losses expire in 2010.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the period ended December 31, 2003, aggregated $3,948,894,435 and $3,247,988,806, respectively.

Transactions in options written during the year ended December 31, 2003 were as follows:

                                         ------------------------------
                                         NUMBER OF CONTRACTS    PREMIUM
                                         ------------------------------

Options outstanding at
 December 31, 2002 ...................        429,700        $   278,132
Options written ......................      2,403,289          3,354,062
Options expired ......................       (339,357)        (1,164,244)
Options terminated in closing
 transactions ........................         (1,134)          (253,102)
Options exercised ....................       (167,140)        (1,593,131)
                                         --------------------------------
Options outstanding at
 December 31, 2003 ...................      2,325,358        $   621,717
                                         ================================







42 | Annual Report

Mutual Shares Fund

6. FORWARD EXCHANGE CONTRACTS

At December 31, 2003, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

---------------------------------------------------------------------------------------------------------------------------
                                                              IN        SETTLEMENT       UNREALIZED
  CONTRACTS TO BUY                                       EXCHANGE FOR      DATE          GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
    13,679,718   Canadian Dollars ..............   U.S. $   9,921,115      1/21/04   U.S. $  654,485
     3,850,000   British Pounds ................            6,784,278      1/28/04            92,777
    16,200,000   European Unit .................           19,352,711      1/28/04         1,064,849
     7,800,000   European Unit .................            9,799,491      2/05/04            29,303
   523,474,000   Japanese Yen ..................            4,824,786      3/25/04            72,911
       908,484   European Unit .................            1,097,630      4/28/04            44,605
                                                        -------------                     -----------
                                                   U.S. $  51,780,011                      $1,958,930
                                                        =============                     ===========

---------------------------------------------------------------------------------------------------------------------------
                                                              IN        SETTLEMENT       UNREALIZED
  CONTRACTS TO SELL                                      EXCHANGE FOR      DATE          GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
    18,230,298   South African Rand ............   U.S. $   2,762,172     4/26/04     U.S. $   93,803
                                                        -------------                     -----------
                                                   U.S. $   2,762,172                      $   93,803
                                                        -------------                     -----------
     Unrealized gain on forward exchange contracts ..................................      $2,052,733
                                                                                          ===========
---------------------------------------------------------------------------------------------------------------------------
                                                              IN        SETTLEMENT          UNREALIZED
  CONTRACTS TO SELL                                      EXCHANGE FOR      DATE               GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
    27,989,584   British Pounds ................ U.S.  $   49,653,521     1/06/04     U.S.    $   (428,758)
     32,950,000  European Unit .................           41,055,700     1/06/04                 (498,726)
    119,620,949  British Pounds ................          208,030,422     1/12/04               (5,909,258)
    106,200,000  British Pounds ................          179,570,882     1/20/04              (10,247,104)
    230,410,993  Canadian Dollars ..............          164,169,971     1/21/04              (13,957,562)
     99,001,134  British Pounds ................          167,053,656     1/28/04               (9,786,924)
     26,066,299  European Unit .................           30,601,835     1/28/04               (2,250,648)
    129,923,223  British Pounds ................          225,238,888     2/11/04               (6,588,030)
     66,626,181  European Unit .................           73,634,509     2/23/04              (10,278,404)
     37,500,000  British Pounds ................           63,198,750     2/27/04               (3,632,510)
     85,891,536  European Unit .................           98,762,870     3/11/04               (9,364,069)
    342,092,058  Danish Krona ..................           56,348,307     3/17/04               (1,473,326)
  2,921,421,223  Japanese Yen ..................           25,500,000     3/18/04               (1,827,265)
     69,313,373  European Unit .................           79,138,696     3/25/04               (8,085,056)
  5,053,876,766  Japanese Yen ..................           45,366,937     3/25/04               (1,917,849)
    587,194,807  Norwegian Krone ...............           82,543,367     4/15/04               (5,423,374)
     96,626,930  European Unit .................          112,126,866     4/22/04               (9,380,508)
     32,963,675  South African Rand ............            4,686,893     4/26/04                 (138,001)
     76,950,000  European Unit .................           90,563,168     4/28/04               (6,185,907)
  3,313,843,376  Japanese Yen ..................           29,910,477     6/24/04               (1,188,827)
                                                       --------------                         ------------
                                                 U.S.  $1,827,155,715                         (108,562,106)
                                                       ==============                         ============
  Net unrealized loss on offsetting forward exchange contracts .................                  (202,323)
                                                                                              ------------
  Unrealized loss on forward exchange contracts ................................              (108,764,429)
                                                                                              ------------
     Net unrealized loss on forward exchange contracts .........................       U.S.  $(106,711,696)
                                                                                              ------------




                                                              Annual Report | 43

Mutual Shares Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)





7. RESTRICTED SECURITIES

At December 31, 2003, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2003, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:

-----------------------------------------------------------------------------------------------------
  SHARES
  OR PRINCIPAL                                          ACQUISITION
  AMOUNT        ISSUER                                      DATE             COST           VALUE
-----------------------------------------------------------------------------------------------------
   141,884    AboveNet Inc. .........................    10/2/01       $ 4,250,036     $ 4,250,036
    25,401    Elephant Capital Holdings Ltd. ........    8/29/03        25,401,000      25,401,000
16,987,239    FE Capital LLC, 5.00%, 8/28/07 ........    8/29/03        16,670,169      17,326,984
 6,143,191    International Steel Group .............    4/10/02        29,676,250     203,385,696
         3    Lancer Industries Inc., B .............    8/11/89                --       2,085,868
 1,551,229    Leucadia Restricted (Common) ..........   12/20/02        54,680,822      67,936,074
55,197,761    MP Finance Ltd., 5.00%, 8/28/07 .......    8/29/03        54,167,484      56,301,716
18,938,000    Nippon Investments LLC ................    2/14/01                --       7,196,440
   872,276    NTL Inc. ..............................     1/8/03        45,574,811      57,799,189
   202,380    Olympus RE Holdings Ltd. ..............   12/19/01        20,238,000      32,010,443
    27,436    PG & E Corp., wts, 9/02/06 ............   10/29/02                --         685,461
   227,308    Security Capital European Realty ......     4/8/98         5,164,292       1,693,445
   265,658    White Mountains Insurance Group Inc. ..   10/22/02        78,369,110     116,079,927
                                                                                     -------------
 TOTAL RESTRICTED SECURITIES (6.04% OF NET ASSETS) .................................  $592,152,279
                                                                                     =============



44 | Annual Report

Mutual Shares Fund

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at December 31, 2003 were as shown below.








------------------------------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF                                   REALIZED
                              NUMBER OF                                          SHARES/                  INVESTMENT        CAPITAL
                               SHARES/                                       CONTRACTS HELD                 INCOME       GAIN (LOSS)
                           CONTRACTS HELD         GROSS         GROSS           DEC. 31,      VALUE         1/1/03-        1/1/03-
NAME OF ISSUER              DEC. 31, 2002       ADDITIONS     REDUCTIONS          2003    DEC. 31, 2003    12/31/03        12/31/03
------------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Alexander's Inc. .............    383,200             --        (56,525)        326,675   $ 40,723,305   $         --   $  3,185,043
City Investing Company
 Liquidating Trust ...........  4,373,476             --             --       4,373,476      9,118,696             --             --
Decision One Corp. ...........    457,492             --             --         457,492        914,984             --             --
Decision One Corp.,
 Term Loan ................... 14,864,808             --     (1,002,510)     13,862,298      9,703,608             --         86,563
Elephant Capital
 Holdings ....................         --         25,401             --          25,401     25,401,000             --             --
FHC Delaware Inc. ............         --        784,457             --         784,457      6,173,676             --             --
Florida East Coast
 Industries Inc., A ..........  1,986,960        572,111        (86,800)      2,472,271     81,832,170      3,295,929         26,233
International Steel Group ....      1,551      6,141,640             --       6,143,191    203,385,696             --             --
Kindred Healthcare Inc. ......  1,190,483             --             --       1,190,483     58,787,241             --             --
Kindred
 Healthcare Inc., Jan
 52.00 Calls, 1/01/12  .....           --            289             --             289             --             --             --
Kindred Healthcare Inc., Jul
 47.50 Calls, 7/11/11  .....           --            964             --          1,928         863,744             --             --
Kindred Healthcare Inc.,
 wts Series A, 4/20/06 .......    211,977             --             --         211,977      4,929,737             --             --
Kindred Healthcare Inc.,
 wts Series B, 4/20/06 .......    529,943             --             --         529,943     11,100,980             --             --
Lancer Industries Inc., B ....          3             --             --               3      2,085,868             --        244,528
MBOP Liquidating Trust .......    574,712             --             --         574,712          1,435             --             --
aNippon Investment LLC ....... 18,938,000             --             --      18,938,000      7,196,440             --      9,092,642
Southwest Royalties
 Inc., A .....................    123,013             --             --         123,013      3,690,380             --             --
Southwest Royalties Inc.,
 10.50%, 6/30/04 .............  8,200,000             --     (8,200,000)           -- b             --             --             --
White Mountains Insurance
 Group Inc. ..................    387,190         85,000             --         472,190    217,183,790        387,190             --
White Mountains Insurance
 Group Inc. (Restricted) .....     85,000        180,658             --         265,658    116,079,927         85,000             --
White Mountains Insurance
 Group Inc., cvt. pfd ........    265,658             --       (265,658)           -- b             --             --             --
                                                                                          ------------------------------------------
TOTAL NON-CONTROLLED AFFILIATES ......................................................    $799,172,677     $3,768,119    $12,635,009
                                                                                          ==========================================

a Indirectly owns 8.55% outstanding voting shares of Nippon Investment Partners LP.
b As of December 31, 2003, no longer an affiliate.


                                                              Annual Report | 45

Mutual Shares Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)



9. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the advisor). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $595,077 of dividend income from investment in the Sweep Money Fund for the period ended December 31, 2003.


10. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and other funds, have been named in shareholder class actions related to the matter described above. The Fund's management believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. It is anticipated that the Fund may be named in additional similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund's adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.




46 | Annual Report

Mutual Shares Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF MUTUAL SHARES FUND


We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Mutual Shares Fund (one of the portfolios constituting the Franklin Mutual Series Fund Inc. Mutual Shares Fund) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Shares Fund of the Franklin Mutual Series Fund Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts
February 4, 2004







[SIGNATURE OMITTED]
Ernst & Young LLP

                                                              Annual Report | 47

Mutual Shares Fund

TAX DESIGNATION (UNAUDITED)


Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 30.71% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2003.

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to maximum of $80,386,089 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2003. In January 2004, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year [YEAR]. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.




48 |  Annual Report

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.



INDEPENDENT BOARD MEMBERS

---------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
 EDWARD I. ALTMAN, PH.D. (62)  Director       Since 1987       7                          None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Max L. Heine Professor of Finance and Director of The Credit and Debt Markets
 Research Program, NYU Salomon Center, Stern School of Business, New York
 University; editor and author of numerous financial publications; and financial consultant; and FORMERLY Vice Director, NYU Salomon Center, Stern School of
 Business, New York University.
--------------------------------------------------------------------------------------------------------------------------
 ANN TORRE GRANT (45)          Director       Since 1994       7                         Independent Director, SLM, Corporation
 51 John F. Kennedy Parkway                                                              (Sallie Mae); and Allied Capital
 Short Hills, NJ 07078                                                                   Corporation (financial services).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Independent strategic and financial consultant; and FORMERLY, Executive Vice
 President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
--------------------------------------------------------------------------------------------------------------------------
 BURTON J. GREENWALD (74)      Director       Since 2002       12                        Director, Fiduciary
 51 John F. Kennedy Parkway                                                              Emerging Markets
 Short Hills, NJ 07078                                                                   Bond Fund PLC and
                                                                                         Fiduciary
                                                                                         International
                                                                                         Ireland Limited.

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Managing Director, B.J. Greenwald Associates, management consultants to the financial services industry.
--------------------------------------------------------------------------------------------------------------------------
 BRUCE A. MACPHERSON (73)      Director       Since 1974       7                         None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers); and part owner McKinstry Inc., Chicopee, MA
 (manufacturer of electrical enclosures).
--------------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS (74)         Director       Since 1996       28                        None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer,
 Landmark Banking Corporation (1969-1978); Financial Vice President, Florida
 Power and Light (1965-1969); and Vice President, Federal Reserve Bank of
 Atlanta (1958-1965).
--------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 49

--------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
 CHARLES RUBENS II (73)        Director       Since 1998       12                         None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Private investor.
--------------------------------------------------------------------------------------------------------------------------
 LEONARD RUBIN (78)            Director       Since 1996       12                         None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and
 Chairman of the Board, Carolace Embroidery Co., Inc. (until 1996).
--------------------------------------------------------------------------------------------------------------------------
 ROBERT E. WADE (57)           Director       Since 1991       7                          Director, El Oro Mining and
 51 John F. Kennedy Parkway                                                               Exploration Co., p.l.c.; and
 Short Hills, NJ 07078                                                                    FORMERLY, Director, El Oro
                                                                                          Mining and Exploration
                                                                                          Company, p.l.c and The
                                                                                          Exploration Company, p.l.c.,
                                                                                          (until 2003).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Practicing attorney.
--------------------------------------------------------------------------------------------------------------------------




INTERESTED BOARD MEMBERS AND OFFICERS



---------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
 **WILLIAM J. LIPPMAN (78)     Director       Since 1996       18                         None
 One Parker Plaza, 9th Floor
 Fort Lee, NJ 07024

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Private Client Group, Inc.; President, Franklin Advisory Services, LLC.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of seven of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 **ANNE M. TATLOCK (64)        Director       Since 2002       7                          Director, Fortune Brands, Inc.
 600 Fifth Avenue, 7th Floor                                                              (consumer products) and Merck
 New York, NY 10020 - 2302                                                                & Co. Inc. (pharmaceuticals)

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman and Chief Executive Officer, Fiduciary Trust Company International;
 Vice Chairman, Member - Office of the Chairman and Director, Franklin
 Resources, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.
--------------------------------------------------------------------------------------------------------------------------



50 |  Annual Report

---------------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF PORTFOLIOS IN
                                                        LENGTH OF             FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION                 TIME SERVED           BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
 **DAVID J. WINTERS (41)       Director, President,     Director since 2001,  7                         None
 51 John F. Kennedy Parkway    Chairman of the          President since
 Short Hills, NJ 07078-2702    Board and Chief          1999, Chairman of
                               Executive Officer -      the Board and Chief
                               Investment               Executive Officer -
                               Management               Investment
                                                        Management since 2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Chief Investment Officer, and Chief Executive Officer, Franklin Mutual Advisers, LLC., and of three of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (56)         Senior Vice              Since 2002            Not Applicable            None
 500 East Broward Blvd.        President and Chief
 Suite 2100 Fort Lauderdale,   Executive Officer -
 FL 33394-3091                 Finance and
                               Administration

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (56)            Vice President           Since 2000            Not Applicable            None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 President, Chief Executive Officer and Director, Property Resources Equity
 Trust (until 1999) and Franklin Select Realty Trust (until 2000).
--------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)         Vice President           Since 2000            Not Applicable            None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President,
 Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment
 Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin
 Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton
 Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman,
 Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995);
 Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
--------------------------------------------------------------------------------------------------------------------------
                                                              Annual Report | 51

---------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
                                                    LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION             TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (66)        Vice President       Since 2002       Not Applicable             Director, FTI
 600 Fifth Avenue              - AML Compliance                                                 Banque, Arch
 Rockefeller Center                                                                             Chemicals, Inc. and
 New York, NY 10048-0772                                                                        Lingnan Foundation.

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company
 International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 KIMBERLEY H. MONASTERIO (40)  Treasurer and Chief  Treasurer and    Not Applicable             None
 One Franklin Parkway          Financial Officer    Chief Financial
 San Mateo, CA 94403-1906                           Officer since
                                                    2003
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (66)        Vice President       Since 2000       Not Applicable             None
 One Franklin Parkway          and Secretary
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia)
 Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
--------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**William J. Lippman is considered an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc. (Resources), which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Resources. David J. Winters is considered an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE GRANT, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


52 |  Annual Report

Mutual Shares Fund

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.





                                                              Annual Report | 53

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request


For a brochure and prospectus, which contains more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN (R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


Franklin Templeton Investments


INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 3
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 4
Mutual Shares Fund

BLEND Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 5

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds
Allocation Fund
Target Funds
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 6
Franklin's AGE High Income Fund
Franklin Federal Money Fund 6, 7
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 4

Franklin Income
Fund Franklin Money Fund 6, 7
Franklin Short-Intermediate U.S. Government Securities Fund 6
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio 6
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 6
Templeton Global Bond Fund

TAX-FREE INCOME8
National Funds Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 6, 7

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund
Intermediate-Term Funds
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 8

Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 11


1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2.The fund is only open to existing shareholders as well as select retirement plans.
3.Effective June 30, 2003, the fund reopened to all new investors.
4.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
5.Upon reaching approximately $350 million in assets, the fund intends to close to all investors.
6.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7.No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund. 8.For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9.Portfolio of insured municipal securities.
10.These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and money market portfolios (CA and NY).
11.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/03                                             Not part of the annual report

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS


One Franklin Parkway
San Mateo, CA 94403-1906


Want to receive this document FASTER via email?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


Annual Report and Shareholder Letter
MUTUAL SHARES FUND

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF INVESTMENT OFFICER
David J. Winters

AUDITORS
Ernst & Young LLP
200 Clarendon Streeet
Boston, MA 02116

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN (R)
franklintempleton.com

SHAREHOLDER SERVICES 1-800/632-2301 - (Class A, B, & C) 1-800/448-FUND - (Class
Z)

This report must be preceded or accompanied by the current Mutual Shares Fund prospectus, which contains more complete information, including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


474 A2003 02/04




                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

                                                               DECEMBER 31, 2003





                               [GRAPHIC OMITTED]

                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                      VALUE

INTERNATIONAL

                              Mutual Qualified Fund
                                 [LOGO OMITTED]

Want to receive this document FASTER via email?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

[GRAPHIC OMITTED]

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                      Franklin o Templeton o Mutual Series

Thank You For Your
Continued Participation

At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.


SPECIALIZED EXPERTISE
Mutual Series is part of Franklin Templeton Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.


TRUE DIVERSIFICATION
Because these management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why the funds can be used to build truly diversified portfolios covering every major asset class.


RELIABILITY YOU CAN TRUST
Franklin Templeton Investments seeks to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.





MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER                   1

ANNUAL REPORT

Mutual Qualified Fund                5

Performance Summary                 10

Financial Highlights and
Statement of Investments            15

Financial Statements                31

Notes to Financial Statements       35

Independent Auditors' Report        46

Tax Designation                     47

Board Members and Officers          48

Proxy Voting Policies
and Procedures                      52



Regulatory Update

AS OF FEBRUARY 12, 2004


On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, including the Fund and other funds, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. It is anticipated that the Company may be named in additional similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund's adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If it is found that the Company bears responsibility for any unlawful or improper conduct, we have committed to making the funds or their shareholders whole, as appropriate. Any further updates on these matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."






4 |  Not part of the annual report

Annual Report

Mutual Qualified Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Mutual Qualified Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in common and preferred stocks, bonds and convertible securities in the U.S. and other countries.


We are pleased to bring you Mutual Qualified Fund's annual report for the fiscal year ended December 31, 2003.


PERFORMANCE OVERVIEW

Mutual Qualified Fund - Class Z posted a 30.50% cumulative total return for the 12 months ended December 31, 2003, as shown in the Performance Summary beginning on page 10. The Fund outperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which returned 28.67% over the same period. 1


ECONOMIC AND MARKET OVERVIEW

Early in 2003, economic uncertainty and geopolitical events pushed U.S. interest rates to their lowest level in more than four decades. The U.S. government injected fiscal stimulus into the economy, approving another round of tax cuts and rebates that included dividend and capital gains tax reductions. In June, an accommodative Federal Reserve Board, in an attempt to bolster the economy, cut the federal funds target rate to 1.00%.

During the year, the U.S. trade deficit increased significantly, contributing to the U.S. dollar's fall to record lows against the euro and other major currencies. However, the weak dollar provided a boost to the U.S. economy and corporate profits as exports became cheaper for foreign buyers. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. In addition, U.S. federal spending stayed firm and inflation remained benign. U.S. gross domestic product (GDP) grew an annualized 8.2% in third quarter 2003, its



1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                                                               Annual Report | 5
strongest pace in nearly 20 years, and overall, 2003 GDP grew an estimated 3.1%. As economic data improved, interest rates rose from their lows, and the 10-year Treasury note's yield ended the period at 4.27%.

Foreign economies also showed signs of recovery following a low growth and disinflationary environment that facilitated monetary easing in many major economies during the reporting period. While economic growth accelerated in the U.S., it remained strong in Asia, and was weak, yet positive, in Europe. Despite these signs of economic recovery, benign inflationary trends continued, supported by cyclical productivity gains and excess capacity in labor and capital.

A global equity market rally started in late March 2003 and continued through the end of the year. The rebound began with investors anticipating global economic recovery in the second half of 2003, and it continued as data showed robust economic growth. Improved sentiment led many investors to rotate into economically sensitive and financially leveraged companies, specifically cyclical, technology, small-capitalization and emerging market stocks, which had generally performed poorly in recent years. Consequently, domestic and foreign equity markets generally performed well.


INVESTMENT STRATEGY

At Mutual Series, we remained committed to our three-pronged approach to investing, which utilizes in-depth, fundamental analysis to identify attractive investment opportunities in undervalued equities, distressed debt and arbitrage. The first prong of our investment strategy is to purchase equities trading at material discounts to our estimate of their intrinsic values. We purchase stocks after completing a comprehensive, industry-wide analysis of financial statements, management teams and business prospects. The second prong is to purchase distressed company securities. Our analysts focus on what we consider good operations of companies whose overleveraged balance sheets can benefit from financial reorganization and who can emerge as stronger, more viable entities after the restructuring process, in our opinion. The third prong is to participate in the arbitrage arena by positioning the securities of announced merger and acquisition transactions. We pay close attention to detail because we realize that when it comes to investing, surprises are rarely favorable. Through our intense research efforts and conservative investing strategy, we seek to generate above-average risk adjusted returns for our shareholders over time.




Geographic Distribution*
Based on Total Net Assets as of 12/31/03
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

U.S.                   65.9%
U.K.                    9.5%
France                  5.3%
Canada                  3.7%
Irish Republic          2.0%
Japan                   1.8%
Netherlands             1.8%
Spain                   1.7%
Norway                  1.7%
Switzerland             1.4%
Italy                   1.1%
Germany                 1.1%
Other Countries         3.6%

*Other net assets = -0.6% because of foreign currency hedging.



6 |  Annual Report

MANAGER'S DISCUSSION

All three prongs of our investment strategy contributed to Fund performance during the year under review. In particular, our three best performers were International Steel Group (ISG), an integrated steel producer; White Mountains Insurance Group, a property and casualty (P&C) insurer; and NTL Communications, a distressed cable company investment.

ISG was formed in second quarter 2002 by a group of private equity investors, including the Fund, to purchase certain LTV steel production assets out of bankruptcy. After negotiating with the unions to craft an agreement, the purchased LTV assets were structured to eliminate many "legacy" liabilities, such as pension and post-retirement health care costs. Using this cost reduction formula, ISG continued to acquire additional steel facilities out of bankruptcy in 2002 and 2003. As ISG restructured and assimilated these facilities, the company emerged as a competitive, low-cost operator and the nation's second-largest steel producer. A weak U.S. dollar and higher raw material costs resulted in significant spot market price increases for steel in the second half of the year. Stock prices across the steel industry rose, and ISG capitalized on this momentum by selling its stock through an initial public offer (IPO) in early December. The IPO was very well received, and ISG's stock price appreciated almost 40% in December, contributing to a solid 2003.

Our investment in White Mountains reflects our focus on companies with strong or improving fundamentals, attractive valuations and management teams who think like owners. During 2003, the company benefited from strong price increases for primary and reinsurance risks, disciplined underwriting and solid returns from its investment portfolio. While many companies within the P&C insurance industry struggled with eroding capital from past underwriting mistakes and significant losses in their investment portfolios, White Mountains utilized its much-improved balance sheet and industry knowledge to acquire undervalued or capital-constrained insurance companies and to increase exposure to its most attractive lines of businesses. Primarily as a result of these actions, the company continued to improve profitability and enjoyed a 13% increase in its book value during 2003.

NTL, the U.K.'s largest cable company, was formed by a series of acquisitions of independent cable operators. These purchases were financed largely with debt, and in 2001, when NTL failed to generate enough cash flow to meet its interest payments, the company's bonds began to trade at significant discounts to face value.



TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/03

                                      % OF TOTAL
                                      NET ASSETS
-------------------------------------------------
  Insurance                                 9.4%
  Media                                     7.5%
  Metals & Mining                           6.0%
  Thrifts & Mortgage Finance                5.9%
  Commercial Banks                          5.0%
  Tobacco                                   4.7%
  Diversified Telecommunication Services    3.5%
  Real Estate                               2.8%
  Food Products                             2.7%
  Oil & Gas                                 2.5%

                                                               Annual Report | 7

TOP 10 HOLDINGS
12/31/03

-------------------------------------------------------------
   COMPANY                                        % OF TOTAL
   SECTOR/INDUSTRY, COUNTRY                       NET ASSETS
-------------------------------------------------------------
   White Mountains Insurance Group Inc.,
   common & restricted                                  3.9%
    INSURANCE, U.S.
-------------------------------------------------------------
   International Steel Group                            2.3%
    METALS & MINING, U.S.
-------------------------------------------------------------
   Sovereign Bancorp Inc.                               2.2%
    THRIFTS & MORTGAGE FINANCE, U.S.
-------------------------------------------------------------
   Liberty Media Corp., A                               1.8%
    MEDIA, U.S.
-------------------------------------------------------------
   NTL Inc.                                             1.7%
    DIVERSIFIED TELECOMMUNICATION
    SERVICES, U.K.
-------------------------------------------------------------
   Altadis SA                                           1.7%
    TOBACCO, SPAIN
-------------------------------------------------------------
   Groupe Danone                                        1.3%
    FOOD PRODUCTS, FRANCE
-------------------------------------------------------------
   Washington Post Co., B                               1.3%
    MEDIA, U.S.
-------------------------------------------------------------
   E.W. Scripps Co., A                                  1.3%
    MEDIA, U.S.
-------------------------------------------------------------
   Allied Irish Banks PLC                               1.2%
    COMMERCIAL BANKS, IRISH REPUBLIC
-------------------------------------------------------------


After completing an extensive fundamental analysis, we believed NTL's bonds were trading well below the fair value of the company's operations. We purchased a material amount of NTL debt and became an active member of the creditors committee formed to facilitate the reorganization process. During the restructuring, our investment in NTL bonds was converted to common shares, and the reorganized company emerged from bankruptcy in January 2003. As global cable valuations recovered and NTL operations improved through cost cutting and fewer member subscription cancellations, the new NTL shares performed well during the year and appreciated more than 15 times from their lows.

Although the Fund's successes during the reporting period were many, not all of our investments performed as well as we hoped. Three of the Fund's significant underperformers included Allied Domecq (sold by year-end), one of the world's largest spirits and wine companies; Abitibi-Consolidated, a Canadian paper and forest products company; and Beiersdorf, a German personal care products company. Allied Domecq's stock declined after the company lowered its earnings outlook in February due to a weak U.S. dollar, higher pension expenses and weakness in its Spanish operations. Abitibi's shares underperformed in 2003 after a weak U.S. dollar, soft sales and higher energy prices forced the company to reduce its earnings outlook and cut its dividend. Beiersdorf owns leading skin care brand Nivea, which has approximately a 30% market share in Europe but very little in the U.S. marketplace. Beiersdorf declined after major shareholders announced the company would pursue its U.S. market share independently rather than selling itself to a competitor.

Effective December 2003, Jeff Diamond, portfolio manager of Mutual Qualified Fund since 1998, resigned to pursue other career opportunities. Your Fund will continue to be managed by Anne Gudefin, who has been promoted to portfolio manager, and has been involved in management of Mutual Qualified Fund since July 2002. In addition, Shawn Tumulty has been promoted to assistant portfolio manager for the Fund. Mr. Tumulty's biography is on the next page.



8 |  Annual Report

Thank you for your continued participation in Mutual Qualified Fund. We look forward to serving your future investment needs.

[PHOTO
OMITTED]


/S/ ANNE E. GUDEFIN

Anne E. Gudefin, CFA
Portfolio Manager


[PHOTO
OMITTED]


/S/ SHAWN M. TUMULTY
Shawn M. Tumulty
Assistant Portfolio Manager

Mutual Qualified Fund




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.








  SHAWN TUMULTY is assistant portfolio manager of Mutual Qualified Fund. He specializes in the analysis of distressed debt. Mr. Tumulty has over 14 years of experience in the investment management industry. Prior to joining Franklin Mutual Advisers in 2000, he was an analyst and portfolio manager at Bankers Trust Company and Hamilton Partners Limited where he focused on distressed debt investing since 1989. Mr. Tumulty received a Bachelor of Arts degree in economics from Wagner College.



                                                               Annual Report | 9

Performance Summary as of 12/31/03

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------
  CLASS Z                                               CHANGE          12/31/03         12/31/02
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$3.92            $17.87           $13.95
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.3134
--------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE          12/31/03         12/31/02
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$3.89            $17.80           $13.91
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2619
--------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE          12/31/03         12/31/02
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$3.82            $17.54           $13.72
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1729
--------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE          12/31/03         12/31/02
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$3.86            $17.71           $13.85
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1626



10 |  Past performance does not guarantee future results.  |  Annual Report

PERFORMANCE 1

-------------------------------------------------------------------------------------------------------
  CLASS Z                                               1-YEAR            5-YEAR          10-YEAR
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             30.50%            60.05%          225.93%
  Average Annual Total Return 3                         30.50%             9.86%           12.54%
  Value of $10,000 Investment 4                        $13,050           $16,005          $32,593
-------------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR            5-YEAR  INCEPTION (11/1/96)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             29.98%            57.24%          108.64%
  Average Annual Total Return 3                         22.50%             8.19%            9.89%
  Value of $10,000 Investment 4                        $12,250           $14,821          $19,665
-------------------------------------------------------------------------------------------------------
  CLASS B                                               1-YEAR            5-YEAR   INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             29.22%            52.37%           52.37%
  Average Annual Total Return 3                         25.22%             8.50%            8.50%
  Value of $10,000 Investment 4                        $12,522           $15,037          $15,037
-------------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR            5-YEAR  INCEPTION (11/1/96)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             29.16%            52.34%           99.29%
  Average Annual Total Return 3                         26.88%             8.56%            9.95%
  Value of $10,000 Investment 4                        $12,688           $15,078          $19,731



ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


        Annual Report | Past performance does not guarantee future results. | 11

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT1

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.



AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
  CLASS Z                    12/31/03
--------------------------------------
  1-Year                       30.50%
--------------------------------------
  5-Year                        9.86%
--------------------------------------
  10-Year                      12.54%

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Class Z (1/1/94-12/31/03)
           Mutual Qualified Fund      S&P 500 Index5
1/1/94              $10,000               $10,000
                     10,233                10,340
                     10,111                10,059
                      9,844                 9,622
                     10,041                 9,745
                     10,222                 9,904
                     10,030                 9,662
                     10,387                 9,979
                     10,879                10,387
                     10,734                10,133
                     10,749                10,361
                     10,476                 9,984
                     10,573                10,132
                     10,783                10,394
                     11,215                10,799
                     11,330                11,117
                     11,627                11,444
                     11,956                11,901
                     12,024                12,177
                     12,597                12,580
                     12,833                12,612
                     13,186                13,144
                     12,898                13,097
                     13,247                13,671
                     13,263                13,934
                     13,880                14,408
                     14,272                14,542
                     14,420                14,682
                     14,497                14,898
                     14,704                15,282
6/30/96              14,618                15,340
                     14,140                14,663
                     14,613                14,973
                     15,054                15,814
                     15,226                16,250
                     16,010                17,478
                     16,221                17,132
                     16,750                18,201
                     17,115                18,344
                     16,895                17,592
                     17,045                18,641
                     17,864                19,775
                     18,454                20,661
                     19,413                22,304
                     19,250                21,055
                     20,215                22,208
                     19,657                21,467
                     19,890                22,460
                     20,262                22,845
                     20,162                23,098
                     21,332                24,762
                     22,168                26,029
                     22,190                26,291
                     22,112                25,840
                     21,967                26,889
                     21,320                26,603
                     18,148                22,761
                     18,080                24,219
                     19,133                26,187
                     20,085                27,774
12/31/98             20,364                29,373
                     20,500                30,601
                     19,943                29,650
                     20,958                30,836
                     22,801                32,030
                     23,085                31,275
                     23,769                33,009
                     23,322                31,980
                     22,226                31,822
                     21,716                30,950
                     22,302                32,908
                     22,952                33,577
                     23,141                35,553
                     22,498                33,767
                     21,471                33,129
                     23,811                36,368
                     23,839                35,274
                     24,359                34,552
                     23,972                35,404
                     24,698                34,851
                     25,795                37,014
                     25,869                35,061
                     26,092                34,912
                     25,276                32,162
                     26,439                32,319
                     27,855                33,465
                     27,808                30,416
                     27,203                28,490
                     28,492                30,702
                     29,511                30,908
6/30/01              29,972                30,156
                     30,103                29,859
                     29,579                27,992
                     26,832                25,732
                     26,636                26,223
                     27,765                28,234
                     28,609                28,481
                     28,488                28,066
                     28,627                27,524
                     29,616                28,560
                     29,824                26,829
                     29,824                26,632
                     27,794                24,735
                     25,835                22,808
                     26,064                22,957
                     24,370                20,465
                     24,706                22,264
                     25,323                23,573
                     24,976                22,189
                     24,779                21,609
                     24,260                21,284
                     24,314                21,489
                     25,979                23,260
                     27,429                24,484
                     27,881                24,797
                     28,296                25,234
                     28,998                25,725
                     28,854                25,453
                     30,080                26,892
                     31,089                27,128
12/31/03             32,593                28,550



AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
  CLASS A                    12/31/03
--------------------------------------
  1-Year                       22.50%
--------------------------------------
  5-Year                        8.19%
--------------------------------------
  Since Inception (11/1/96)     9.89%


[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Class A (11/1/96-12/31/03)
Date     Mutual Qualified Fund - Class A    S&P 500 Index
11/96                 $ 9,425                 $10,000
                        9,908                  10,755
                       10,035                  10,542
                       10,360                  11,200
                       10,579                  11,288
                       10,437                  10,825
                       10,530                  11,471
                       11,031                  12,169
                       11,389                  12,714
                       11,982                  13,725
                       11,875                  12,957
                       12,466                  13,666
                       12,120                  13,210
                       12,258                  13,821
                       12,488                  14,058
                       12,419                  14,213
                       13,135                  15,238
                       13,644                  16,018
                       13,658                  16,179
                       13,603                  15,901
                       13,506                  16,546
                       13,111                  16,371
8/98                   11,153                  14,006
                       11,111                  14,904
                       11,762                  16,115
                       12,335                  17,091
                       12,507                  18,075
                       12,590                  18,831
                       12,240                  18,246
                       12,864                  18,975
                       13,992                  19,710
                       14,167                  19,245
                       14,577                  20,313
                       14,295                  19,679
                       13,620                  19,582
                       13,306                  19,046
                       13,659                  20,251
                       14,052                  20,662
                       14,166                  21,878
                       13,772                  20,779
                       13,134                  20,386
                       14,561                  22,379
                       14,570                  21,706
5/00                   14,889                  21,262
                       14,655                  21,786
                       15,091                  21,446
                       15,746                  22,777
                       15,791                  21,575
                       15,918                  21,484
                       15,418                  19,791
                       16,123                  19,888
                       16,980                  20,593
                       16,951                  18,717
                       16,571                  17,532
                       17,360                  18,893
                       17,973                  19,020
                       18,241                  18,557
                       18,321                  18,374
                       17,991                  17,225
                       16,321                  15,834
                       16,201                  16,137
                       16,881                  17,374
                       17,388                  17,526
                       17,304                  17,271
2/02                   17,388                  16,938
                       17,981                  17,575
                       18,097                  16,510
                       18,097                  16,388
                       16,855                  15,221
                       15,671                  14,035
                       15,800                  14,127
                       14,779                  12,593
                       14,972                  13,701
                       15,338                  14,506
                       15,129                  13,654
                       15,009                  13,297
                       14,693                  13,098
                       14,704                  13,223
                       15,716                  14,313
                       16,586                  15,066
                       16,856                  15,259
                       17,097                  15,528
                       17,513                  15,830
                       17,436                  15,663
                       18,158                  16,548
                       18,771                  16,694
12/03                  19,665                  17,569


12 |  Past performance does not guarantee future results.  |  Annual Report

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
  CLASS B                    12/31/03
--------------------------------------
  1-Year                       25.22%
--------------------------------------
  5-Year                        8.50%
--------------------------------------
  Since Inception (1/1/99)      8.50%
--------------------------------------


[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Class B (11/1/99-12/31/03)
Date     Mutual Qualified Fund - Class B    S&P 500 Index
1/1/99                $10,000                 $10,000
1/31/99                10,061                  10,418
2/28/99                 9,787                  10,094
3/31/99                10,274                  10,498
4/30/99                11,163                  10,905
5/31/99                11,297                  10,647
6/30/99                11,617                  11,238
7/31/99                11,385                  10,887
8/31/99                10,851                  10,834
9/30/99                10,588                  10,537
10/31/99               10,864                  11,203
11/30/99               11,171                  11,431
12/31/99               11,255                  12,104
1/31/00                10,933                  11,496
2/29/00                10,423                  11,279
3/31/00                11,550                  12,381
4/30/00                11,557                  12,009
5/31/00                11,805                  11,763
6/30/00                11,605                  12,053
7/31/00                11,946                  11,865
8/31/00                12,461                  12,601
9/30/00                12,491                  11,936
10/31/00               12,585                  11,886
11/30/00               12,186                  10,949
12/31/00               12,731                  11,003
1/31/01                13,405                  11,393
2/28/01                13,366                  10,355
3/31/01                13,064                   9,699
4/30/01                13,676                  10,453
5/31/01                14,156                  10,523
6/30/01                14,358                  10,267
7/31/01                14,413                  10,166
8/31/01                14,151                   9,530
9/30/01                12,830                   8,760
10/31/01               12,719                   8,927
11/30/01               13,252                   9,612
12/31/01               13,644                   9,696
1/31/02                13,569                   9,555
2/28/02                13,628                   9,371
3/31/02                14,089                   9,723
4/30/02                14,173                   9,134
5/31/02                14,165                   9,067
6/30/02                13,184                   8,421
7/31/02                12,253                   7,765
8/31/02                12,338                   7,816
9/30/02                11,536                   6,967
10/31/02               11,681                   7,580
11/30/02               11,963                   8,025
12/31/02               11,792                   7,554
1/31/03                11,689                   7,357
2/28/03                11,439                   7,246
3/31/03                11,448                   7,316
4/30/03                12,222                   7,919
5/31/03                12,900                   8,335
6/30/03                13,099                   8,442
7/31/03                13,280                   8,591
8/31/03                13,600                   8,758
9/30/03                13,523                   8,665
10/31/03               14,076                   9,155
11/30/03               14,543                   9,236
12/31/03               15,037                   9,720

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
  CLASS C                    12/31/03
--------------------------------------
  1-Year                       26.88%
--------------------------------------
  5-Year                        8.56%
--------------------------------------
  Since Inception (11/1/96)     9.95%

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Class C (11/1/96-12/31/03)

                Mutual Qualified Fund - Class C   S&P 500 Index
11/1/96                   $ 9,900                    $10,000
                           10,404                     10,755
                           10,531                     10,542
                           10,865                     11,200
                           11,092                     11,288
                           10,936                     10,825
                           11,027                     11,471
                           11,553                     12,169
                           11,923                     12,714
                           12,532                     13,725
                           12,420                     12,957
                           13,027                     13,666
                           12,658                     13,210
                           12,796                     13,821
                           13,026                     14,058
                           12,947                     14,213
                           13,689                     15,238
                           14,215                     16,018
                           14,215                     16,179
                           14,150                     15,901
                           14,049                     16,546
                           13,620                     16,371
8/31/98                    11,582                     14,006
                           11,530                     14,904
                           12,195                     16,115
                           12,787                     17,091
                           12,951                     18,075
                           13,031                     18,831
                           12,666                     18,246
                           13,300                     18,975
                           14,456                     19,710
                           14,631                     19,245
                           15,048                     20,313
                           14,747                     19,679
                           14,054                     19,582
                           13,712                     19,046
                           14,070                     20,251
                           14,470                     20,662
                           14,576                     21,878
                           14,159                     20,779
                           13,500                     20,386
                           14,957                     22,379
                           14,966                     21,706
5/31/00                    15,287                     21,262
                           15,027                     21,786
                           15,468                     21,446
                           16,143                     22,777
                           16,180                     21,575
                           16,293                     21,484
                           15,777                     19,791
                           16,487                     19,888
                           17,357                     20,593
                           17,317                     18,717
                           16,927                     17,532
                           17,707                     18,893
                           18,337                     19,020
                           18,602                     18,557
                           18,664                     18,374
                           18,325                     17,225
                           16,611                     15,834
                           16,477                     16,137
                           17,165                     17,374
                           17,667                     17,526
                           17,581                     17,271
2/28/02                    17,656                     16,938
                           18,239                     17,575
                           18,347                     16,510
                           18,337                     16,388
                           17,080                     15,221
                           15,862                     14,035
                           15,982                     14,127
                           14,940                     12,593
                           15,126                     13,701
                           15,499                     14,506
                           15,276                     13,654
                           15,144                     13,297
                           14,813                     13,098
                           14,824                     13,223
                           15,828                     14,313
                           16,699                     15,066
                           16,965                     15,259
                           17,198                     15,528
                           17,608                     15,830
                           17,519                     15,663
                           18,241                     16,548
                           18,840                     16,694
12/31/03                   19,731                     17,569

        Annual Report | Past performance does not guarantee future results. | 13

ENDNOTES


THE FUND INVESTS IN SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z:   No initial sales charge or Rule 12b-1 fees; shares are available only to certain investors, as described in the prospectus.

CLASS A:   Subject to the current, maximum 5.75% initial sales charge. Prior to
8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B:   Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C:   Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).
5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.



14 |  Past performance does not guarantee future results.  |  Annual Report

Mutual Qualified Fund

FINANCIAL HIGHLIGHTS


                                                               --------------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
CLASS Z                                                              2003          2002        2001         2000         1999
                                                               --------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................     $13.95        $16.49      $16.61       $16.91       $16.46
                                                               --------------------------------------------------------------------
Income from investment operations:

 Net investment income a .....................................        .20           .28         .23          .24          .23

 Net realized and unrealized gains (losses) ..................       4.04         (2.34)       1.12         1.99         1.99
                                                               --------------------------------------------------------------------

Total from investment operations .............................       4.24         (2.06)       1.35         2.23         2.22
                                                               --------------------------------------------------------------------
Less distributions from:

 Net investment income .......................................       (.31)         (.26)       (.20)        (.55)        (.29)

 Net realized gains ..........................................         --          (.22)      (1.27)       (1.98)       (1.48)
                                                               --------------------------------------------------------------------

Total distributions ..........................................       (.31)         (.48)      (1.47)       (2.53)       (1.77)
                                                               --------------------------------------------------------------------

Net asset value, end of year .................................     $17.88        $13.95      $16.49       $16.61       $16.91
                                                               --------------------------------------------------------------------

Total return b ...............................................     30.50%      (12.70)%       8.21%       14.25%       13.64%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............................. $3,102,506    $2,503,544  $3,022,299   $2,921,221   $3,152,050

Ratios to average net assets:*

 Expenses c ..................................................       .85%          .80%        .80%         .80%         .80%

 Expenses, excluding waiver and payments by affiliate c ......       .85%          .80%        .80%         .83%         .85%

 Net investment income .......................................      1.34%         1.81%       1.29%        1.43%        1.31%

Portfolio turnover rate ......................................     49.70%        51.24%      52.64%       54.73%       59.84%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
Expenses .....................................................       .82%          .79%        .79%         .78%         .77%
Expenses, excluding waiver and payments by affiliate .........       .82%          .79%        .79%         .81%          82%





aBased on average daily shares outstanding.
bTotal return is not annualized for periods less than one year.
cIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.




                                                              Annual Report | 15

Mutual Qualified Fund



                                                               -----------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
CLASS A                                                                  2003         2002       2001        2000        1999
                                                               -----------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........................          $13.91       $16.44     $16.56      $16.87      $16.42
                                                               -----------------------------------------------------------------

Income from investment operations:

 Net investment income a ....................................             .15          .23        .17         .18         .17

 Net realized and unrealized gains (losses) .................            4.01        (2.33)      1.12        1.98        1.99
                                                               -----------------------------------------------------------------
Total from investment operations ............................            4.16        (2.10)      1.29        2.16        2.16
                                                               -----------------------------------------------------------------

Less distributions from:

 Net investment income ......................................            (.26)        (.21)      (.14)       (.49)       (.23)

 Net realized gains .........................................              --         (.22)     (1.27)      (1.98)      (1.48)
                                                               -----------------------------------------------------------------

Total distributions .........................................            (.26)        (.43)     (1.41)      (2.47)      (1.71)
                                                               -----------------------------------------------------------------

Net asset value, end of year ................................          $17.81       $13.91     $16.44      $16.56      $16.87
                                                               -----------------------------------------------------------------


Total return b ..............................................          29.98%     (13.00)%      7.85%      13.81%      13.27%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............................        $625,088     $449,507   $482,182    $443,655    $471,313

Ratios to average net assets:*

 Expenses c .................................................           1.20%        1.15%      1.15%       1.15%       1.14%

 Expenses, excluding waiver and payments by affiliate c .....           1.20%        1.15%      1.15%       1.18%       1.19%

 Net investment income ......................................            .99%        1.46%       .94%       1.08%        .97%

Portfolio turnover rate .....................................          49.70%       51.24%     52.64%      54.73%      59.84%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ...................................................           1.17%        1.14%      1.14%       1.13%       1.11%
 Expenses, excluding waiver and payments by affiliate .......           1.17%        1.14%      1.14%       1.16%       1.16%





aBased on average daily shares outstanding.
bTotal return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.





16 |  Annual Report

Mutual Qualified Fund




                                                                   ------------------------------------------------------------
                                                                                               YEAR ENDED DECEMBER 31,
CLASS B                                                                  2003         2002       2001        2000        1999
                                                                   ------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............................     $13.72       $16.25     $16.44      $16.78      $16.42
                                                                   ------------------------------------------------------------

Income from investment operations:

 Net investment income a .........................................        .05          .13        .04         .08         .03

 Net realized and unrealized gains (losses) ......................       3.94        (2.30)      1.13        1.96        2.01
                                                                   ------------------------------------------------------------

Total from investment operations .................................       3.99        (2.17)      1.17        2.04        2.04
                                                                   ------------------------------------------------------------

Less distributions from:

 Net investment income ...........................................       (.17)        (.14)      (.09)       (.40)       (.20)

 Net realized gains ..............................................         --         (.22)     (1.27)      (1.98)      (1.48)
                                                                   ------------------------------------------------------------

Total distributions ..............................................       (.17)        (.36)     (1.36)      (2.38)      (1.68)
                                                                   ------------------------------------------------------------

Net asset value, end of year .....................................     $17.54       $13.72     $16.25      $16.44      $16.78
                                                                   ------------------------------------------------------------


Total return b ...................................................     29.22%     (13.58)%      7.17%      13.12%      12.55%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................    $53,760      $36,023    $20,581      $6,278      $4,168

Ratios to average net assets:*

 Expenses c ......................................................      1.85%        1.80%      1.80%       1.80%       1.81%

 Expenses, excluding waiver and payments by affiliate c ..........      1.85%        1.80%      1.80%       1.82%       1.86%

 Net investment income ...........................................       .34%         .81%       .24%        .45%        .20%

Portfolio turnover rate ..........................................     49.70%       51.24%     52.64%      54.73%      59.84%

*Ratios to average net assets, excluding dividend expense
 on securities sold short:
 Expenses                                                               1.82%        1.79%      1.79%       1.78%       1.78%
 Expenses, excluding waiver and payments by affiliate                   1.82%        1.79%      1.79%       1.80%       1.83%





aBased on average daily shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.




                                                              Annual Report | 17

Mutual Qualified Fund

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                   --------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
CLASS C                                                                  2003         2002       2001        2000        1999
                                                                   --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............................     $13.85       $16.36     $16.49      $16.80      $16.35
                                                                   --------------------------------------------------------------

Income from investment operations:

 Net investment income a .........................................        .05          .13        .05         .07         .05

 Net realized and unrealized gains (losses) ......................       3.98        (2.31)      1.12        1.97        1.98
                                                                   --------------------------------------------------------------

Total from investment operations .................................       4.03        (2.18)      1.17        2.04        2.03
                                                                   --------------------------------------------------------------

Less distributions from:

 Net investment income ...........................................       (.16)        (.11)      (.03)       (.37)       (.10)

 Net realized gains ..............................................         --         (.22)     (1.27)      (1.98)      (1.48)
                                                                   --------------------------------------------------------------

Total distributions ..............................................       (.16)        (.33)     (1.30)      (2.35)      (1.58)

Net asset value, end of year .....................................     $17.72       $13.85     $16.36      $16.49      $16.80
                                                                   --------------------------------------------------------------


Total return b ...................................................     29.16%      (13.53)%     7.16%      13.11%      12.54%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................   $285,668     $225,699   $251,798    $220,838    $264,902

Ratios to average net assets:*

 Expenses c ......................................................      1.85%        1.79%      1.79%       1.79%       1.80%

 Expenses, excluding waiver and payments by affiliate c ..........      1.85%        1.79%      1.79%       1.82%       1.84%

 Net investment income ...........................................       .34%         .82%       .30%        .44%        .32%

Portfolio turnover rate ..........................................     49.70%       51.24%     52.64%      54.73%      59.84%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
Expenses .........................................................      1.82%        1.78%      1.78%       1.77%       1.77%
Expenses, excluding waiver and payments by affiliate .............      1.82%        1.78%      1.78%       1.80%       1.81%





aBased on average daily shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cIncludes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.





18 |  See notes to financial statements.  |  Annual Report

Mutual Qualified Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2003

---------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES/WARRANTS/
                                                                       COUNTRY             CONTRACTS             VALUE
---------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS AND OTHER EQUITY INTERESTS 70.9%
        AEROSPACE & DEFENSE .7%
        Northrop Grumman Corp. .................................... United States           284,200        $    27,169,520
                                                                                                          -----------------

        AIRLINES
     a  Atlantic Coast Airlines Holdings Inc. ..................... United States            26,900                266,310
                                                                                                          -----------------

        BEVERAGES 2.5%
        Brown-Forman Corp., A ..................................... United States            39,600              3,839,220
        Brown-Forman Corp., B ..................................... United States           141,945             13,264,760
        Coca-Cola Enterprises Inc. ................................ United States           233,700              5,111,019
        Diageo PLC ................................................United Kingdom         2,580,700             33,955,971
        Orkla ASA .................................................    Norway             1,842,400             41,263,468
        Pepsi Bottling Group Inc. ................................. United States            88,100              2,130,258
                                                                                                          -----------------

                                                                                                                99,564,696
                                                                                                          -----------------

        BIOTECHNOLOGY
     a  SICOR Inc. ................................................ United States            26,600                723,520
                                                                                                          -----------------

        CHEMICALS 1.1%
        Akzo Nobel NV .............................................  Netherlands            854,371             32,976,479
        Syngenta AG ...............................................  Switzerland            172,870             11,643,478
                                                                                                          -----------------

                                                                                                                44,619,957
                                                                                                          -----------------

        COMMERCIAL BANKS 5.2%
        Allied Irish Banks PLC ....................................Irish Republic         2,950,000             47,182,139
        Bank of Ireland ...........................................Irish Republic         2,248,075             30,596,278
        Danske Bank ...............................................    Denmark            1,249,080             29,305,977
        DNB Holding ASA ...........................................    Norway             3,620,585             24,190,567
        Fleet Boston Financial Corp. .............................. United States           167,640              7,317,486
     a  Franklin Bank Corp., Houston .............................. United States           164,900              3,133,100
   a,c  ITLA Capital Corp. ........................................ United States           466,396             23,366,440
        KeyCorp ................................................... United States           364,500             10,687,140
 a,b,c  Nippon Investment LLC .....................................     Japan             9,112,000              3,462,560
 a,b,c  State National Bancshares Inc. ............................ United States         1,375,000             27,500,000
        U.S. Bancorp .............................................. United States           152,899              4,553,332
                                                                                                          -----------------
                                                                                                               211,295,019
                                                                                                          -----------------

        COMMERCIAL SERVICES & SUPPLIES 1.6%
     a  Alderwoods Group Inc. ..................................... United States           530,784              4,999,985
     a  Cendant Corp. ............................................. United States           940,814             20,951,928
        Republic Services Inc. .................................... United States         1,589,000             40,726,070
                                                                                                          -----------------
                                                                                                                66,677,983
                                                                                                          -----------------

        COMPUTERS & PERIPHERALS
     a  DecisionOne Corp. ......................................... United States           245,461                490,922
                                                                                                          -----------------

        CONSTRUCTION & ENGINEERING .8%
        Vinci SA ..................................................    France               387,434             32,082,546
                                                                                                          -----------------

        CONSTRUCTION MATERIALS 1.0%
        Lafarge North America Inc. ................................ United States           563,945             22,851,051
        RMC Group PLC .............................................United Kingdom         1,479,311             18,471,195
                                                                                                          -----------------
                                                                                                                41,322,246
                                                                                                          -----------------



                                                              Annual Report | 19

Mutual Qualified Fund



---------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES/WARRANTS/
                                                                       COUNTRY             CONTRACTS             VALUE
---------------------------------------------------------------------------------------------------------------------------

        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
        CONSUMER FINANCE .5%
        MCG Capital Corp. ......................................... United States         1,095,149        $    21,355,405
   a,c  Union Acceptance Corp., A ................................. United States         3,595,994                215,760
                                                                                                          -----------------
                                                                                                                21,571,165
                                                                                                          -----------------
        DIVERSIFIED FINANCIAL SERVICES 1.0%
   a,b  A.B. Watley Group Inc. .................................... United States           128,325                 23,098
 a,b,c  Elephant Capital Holdings Ltd. ............................     Japan                10,949             10,948,800
   a,b  Leucadia National Corp. ................................... United States           691,640             30,290,374
                                                                                                          -----------------
                                                                                                                41,262,272
                                                                                                          -----------------
        DIVERSIFIED TELECOMMUNICATION SERVICES 3.5%
 a,b,d  AboveNet Inc. ............................................. United States            67,857              2,032,609
        BCE Inc. ..................................................    Canada               873,200             19,528,327
        Chunghwa Telecom Co. Ltd., ADR ............................    Taiwan               974,078             14,124,131
        Global Crossing Holdings Ltd., Contingent
          Equity Distribution ..................................... United States        49,482,261                 43,297
     a  Global Crossing Ltd. ...................................... United States            75,164              2,480,408
   a,b  NTL Inc. ..................................................United Kingdom           443,332             29,376,287
     a  NTL Inc. ..................................................United Kingdom           585,096             40,810,446
     a  Spectrasite Inc. .......................................... United States           504,938             17,546,595
     a  Telecom Italia SpA, di Risp ...............................     Italy             6,537,705             13,317,853
     a  XO Communications Inc. .................................... United States         1,081,175              4,594,994
                                                                                                          -----------------
                                                                                                               143,854,947
                                                                                                          -----------------
        ELECTRIC UTILITIES .8%
        E.ON AG ...................................................    Germany              355,810             23,306,273
   a,b  PG & E Corp., wts., 9/02/06 ............................... United States            12,976                324,192
     a  Reliant Resources Inc. .................................... United States         1,023,100              7,530,016
                                                                                                          -----------------
                                                                                                                31,160,481
                                                                                                          -----------------

        FOOD & STAPLES RETAILING .6%
     a  Kroger Co. ................................................ United States         1,103,700             20,429,487
     a  Safeway Inc. .............................................. United States           243,900              5,343,849
                                                                                                          -----------------
                                                                                                                25,773,336
                                                                                                          -----------------

        FOOD PRODUCTS 2.8%
        Cadbury Schweppes PLC .....................................United Kingdom         2,728,621             20,039,326
        Groupe Danone .............................................    France               330,430             53,932,444
        Nestle SA .................................................  Switzerland            160,750             40,163,129
                                                                                                          -----------------
                                                                                                               114,134,899
                                                                                                          -----------------

        HEALTH CARE EQUIPMENT & SUPPLIES .1%
        Amersham PLC ..............................................United Kingdom           345,100              4,729,132
                                                                                                          -----------------
        HEALTH CARE PROVIDERS & SERVICES 2.3%
     a  AdvancePCS ................................................ United States            32,700              1,721,982
        Generale De Sante .........................................    France               844,641             11,154,631
        HCA Inc. .................................................. United States           275,000             11,814,000
     a  Health Net Inc., A ........................................ United States            74,925              2,450,048
   a,d  Kindred Healthcare Inc. ................................... United States           604,030             29,827,605
     d  Kindred Healthcare Inc., Jul. 47.50 Calls,
         7/11/11 .................................................. United States               978                438,144



20 |  Annual Report

Mutual Qualified Fund




---------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES/WARRANTS/
                                                                       COUNTRY             CONTRACTS             VALUE
---------------------------------------------------------------------------------------------------------------------------


        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
        HEALTH CARE PROVIDERS & SERVICES (CONT.)
   a,d  Kindred Healthcare Inc., wts.,
          Series A, 4/20/06 ....................................... United States           104,567        $     2,431,810
   a,d  Kindred Healthcare Inc., wts.,
          Series B, 4/20/06 ....................................... United States           261,416              5,476,012
     a  Laboratory Corp. of America Holdings ...................... United States            73,700              2,723,215
     a  Mid Atlantic Medical Services Inc. ........................ United States            28,200              1,827,360
     a  Rotech Healthcare Inc. .................................... United States           170,585              3,923,455
     a  Triad Hospitals Inc. ...................................... United States           570,800             18,990,516
     a  Wellpoint Health Networks Inc. ............................ United States            16,600              1,610,034
                                                                                                          -----------------
                                                                                                                94,388,812
                                                                                                          -----------------

        HOTELS RESTAURANTS & LEISURE .8%
        Cara Operations Ltd. ......................................    Canada                10,300                 57,308
        Cara Operations Ltd., A ...................................    Canada               437,600              2,397,530
   a,c  FHC Delaware Inc. ......................................... United States           452,571              3,561,734
     a  Park Place Entertainment Corp. ............................ United States           496,100              5,372,763
        Prime Hospitality Corp. ................................... United States         1,883,780             19,214,556
                                                                                                          -----------------
                                                                                                                30,603,891
                                                                                                          -----------------

        INSURANCE 9.5%
     a  Alleghany Corp. ........................................... United States           135,504             30,149,640
     a  Berkshire Hathaway Inc., A ................................ United States               468             39,429,000
     a  Berkshire Hathaway Inc., B ................................ United States             2,750              7,741,250
        Hartford Financial Services Group Inc. .................... United States           400,300             23,629,709
        John Hancock Financial Services Inc. ...................... United States           144,400              5,415,000
     a  Montpelier Re Holdings Ltd. ...............................    Bermuda              220,816              8,103,947
        Old Republic International Corp. .......................... United States           912,000             23,128,320
   a,b  Olympus Re Holdings Ltd. ..................................    Bermuda               97,300             15,389,941
        Prudential Financial Inc. ................................. United States           614,600             25,671,842
        Travelers Property Casualty Corp., A ...................... United States         1,859,990             31,210,632
        White Mountains Insurance Group Inc. ...................... United States           226,990            104,404,051
     b  White Mountains Insurance Group Inc. ...................... United States           126,940             55,466,750
        Willis Group Holdings Ltd. ................................ United States           501,400             17,082,698
                                                                                                          -----------------
                                                                                                               386,822,780
                                                                                                          -----------------

        IT SERVICES .1%
        Comdisco Contingent Equity Distribution ................... United States        44,591,246                164,988
     a  Comdisco Holding Co. Inc. ................................. United States                96                  3,840
     a  Concord EFS Inc. .......................................... United States           193,800              2,875,992
                                                                                                          -----------------
                                                                                                                 3,044,820
                                                                                                          -----------------
        MACHINERY .7%
        Kone Corp., B .............................................    Finland              461,300             26,474,710
 a,b,c  Lancer Industries Inc., B ................................. United States                 4              2,454,083
                                                                                                          -----------------
                                                                                                                28,928,793
                                                                                                          -----------------
        MEDIA 7.5%
        Dow Jones & Co. Inc. ...................................... United States           182,600              9,102,610
        E.W. Scripps Co., A ....................................... United States           555,200             52,266,528
     a  EchoStar Communications Corp., A .......................... United States           358,600             12,192,400
     a  Fox Entertainment Group Inc., A ........................... United States           181,400              5,287,810
        Gannett Co. Inc. .......................................... United States            59,100              5,269,356


                                                              Annual Report | 21

Mutual Qualified Fund




---------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES/WARRANTS/
                                                                       COUNTRY             CONTRACTS             VALUE
---------------------------------------------------------------------------------------------------------------------------


        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
        MEDIA (CONT.)
        Lagardere SCA .............................................    France               685,401        $    39,569,631
     a  Liberty Media Corp., A .................................... United States         6,148,259             73,102,800
        McGraw-Hill Cos. Inc. ..................................... United States            64,900              4,537,808
        Meredith Corp. ............................................ United States           505,715             24,683,949
     a  NTL Europe Inc. ...........................................United Kingdom           229,124                  2,291
        NV Holdingsmig de Telegraaf ...............................  Netherlands            705,351             16,103,498
        Omnicom Group Inc. ........................................ United States           102,700              8,968,791
     a  TVMAX Holdings Inc. ....................................... United States            64,341                160,853
        Washington Post Co., B .................................... United States            66,050             52,271,970
                                                                                                          -----------------
                                                                                                               303,520,295
                                                                                                          -----------------
        METALS & MINING 6.1%
        Anglo American PLC ........................................United Kingdom         1,054,800             22,791,278
     a  Ashanti Goldfields Co. Ltd., GDR, Reg S ...................     Ghana               238,600              3,111,344
        Barrick Gold Corp. ........................................    Canada             1,246,000             28,296,660
     b  Consol Energy Inc. ........................................ United States           938,100             21,867,111
        Consol Energy Inc. ........................................ United States            26,800                694,120
     a  Eldorado Gold Corp. .......................................    Canada             2,408,200              7,547,464
     a  Eldorado Gold Corp., wts., 8/25/04 ........................    Canada               800,000                 74,289
        Falconbridge Ltd. .........................................    Canada                33,500                812,970
     a  Glamis Gold Ltd. ..........................................    Canada               646,900             11,153,362
        Gold Fields Ltd. .......................................... South Africa            483,500              6,917,491
        Gold Fields Ltd., ADR ..................................... South Africa              1,100                 15,334
   a,b  International Steel Group ................................. United States         2,855,428             94,536,082
        Newmont Mining Corp. ...................................... United States           658,500             32,009,685
        Noranda Inc. ..............................................    Canada               258,200              4,106,024
        Pechiney SA, A ............................................    France                 5,100                311,995
        Placer Dome Inc. ..........................................    Canada               378,100              6,779,321
     a  Randgold & Exploration Co. Ltd., ADR ...................... South Africa             25,000                409,975
     a  Wheaton River Minerals Ltd. ...............................    Canada             1,871,125              5,603,601
        Wheaton River Minerals Ltd., wts., 5/30/07 ................    Canada               777,331              1,389,542
                                                                                                          -----------------
                                                                                                               248,427,648
                                                                                                          -----------------
        MULTI-UTILITIES & UNREGULATED POWER .6%
        Suez SA ...................................................    France             1,198,268             24,077,206
                                                                                                          -----------------
        OIL & GAS 2.5%
        BP PLC ....................................................United Kingdom         1,221,600              9,906,461
        BP PLC, ADR ...............................................United Kingdom           193,700              9,559,095
        Eni SpA ...................................................     Italy             1,452,100             27,400,878
        Occidental Petroleum Corp. ................................ United States            83,800              3,539,712
        Royal Dutch Petroleum Co., N.Y. shs. ......................  Netherlands            314,800             16,492,372
   a,c  Southwest Royalties Inc., A ............................... United States            58,923              1,767,705
        Suncor Energy Inc. ........................................    Canada                30,900                777,133
        Total SA, B ...............................................    France               166,368             30,931,689
                                                                                                          -----------------
                                                                                                               100,375,045
                                                                                                          -----------------
        PAPER & FOREST PRODUCTS .7%
        Abitibi-Consolidated Inc. .................................    Canada             3,361,600             26,976,043
                                                                                                          -----------------
        PERSONAL PRODUCTS .4%
        Beiersdorf AG .............................................    Germany              142,900             17,511,018
                                                                                                          -----------------




22 |  Annual Report

Mutual Qualified Fund




---------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES/WARRANTS/
                                                                       COUNTRY             CONTRACTS             VALUE
---------------------------------------------------------------------------------------------------------------------------

        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
        PHARMACEUTICALS 1.6%
        Merck & Co. Inc. .......................................... United States           351,200        $    16,225,440
        Takeda Chemical Industries Ltd. ...........................     Japan               606,500             24,051,740
        Valeant Pharmaceuticals International ..................... United States           801,600             20,160,240
        Wyeth ..................................................... United States           140,800              5,976,960
                                                                                                          -----------------
                                                                                                               66,414,380
                                                                                                          -----------------
        REAL ESTATE 2.8%
     a  Alexander's Inc. .......................................... United States           108,590             13,536,830
        American Financial Realty Trust ........................... United States           137,900              2,351,195
     a  Canary Wharf Group PLC ....................................United Kingdom         8,298,072             39,773,881
        Friedman Billings Ramsey Group Inc., A .................... United States         1,401,500             32,346,620
   a,b  Security Capital European Realty ..........................  Luxembourg             140,834              1,049,213
        Ventas Inc. ............................................... United States         1,110,125             24,422,750
                                                                                                          -----------------
                                                                                                               113,480,489
                                                                                                          -----------------
        ROAD & RAIL 1.9%
        Canadian National Railway Co. .............................    Canada               313,200             19,874,173
        Florida East Coast Industries Inc., A ..................... United States         1,260,100             41,709,310
        Norfolk Southern Corp. .................................... United States           665,300             15,734,345
                                                                                                          -----------------
                                                                                                                77,317,828
                                                                                                          -----------------
        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT .2%
        Lattice Semiconductor Corp. ............................... United States           932,086              9,022,592
                                                                                                          -----------------

        SPECIALTY RETAIL .1%
        New Look Group ............................................United Kingdom           291,100              1,620,667
                                                                                                          -----------------
        THRIFTS & MORTGAGE FINANCE 5.9%
        Astoria Financial Corp. ................................... United States           358,700             13,343,640
        Brookline Bancorp Inc. .................................... United States           991,000             15,201,940
        Commercial Federal Corp. .................................. United States           713,910             19,068,536
     a  Franklin Bank Corp., 144A ................................. United States           724,979             13,774,601
        Freddie Mac ............................................... United States           455,400             26,558,928
        Greenpoint Financial Corp. ................................ United States           213,060              7,525,279
        Hudson City Bancorp Inc. .................................. United States           378,300             14,443,494
   a,c  Saxon Capital Inc. ........................................ United States         1,996,385             41,824,266
        Sovereign Bancorp Inc. .................................... United States         3,735,520             88,718,600
                                                                                                          -----------------
                                                                                                               240,459,284
                                                                                                          -----------------
        TOBACCO 4.7%
        Altadis SA ................................................     Spain             2,467,900             70,040,048
        Altria Group Inc. ......................................... United States           419,100             22,807,422
        British American Tobacco PLC ..............................United Kingdom         3,221,620             44,407,501
        Gallaher Group PLC ........................................United Kingdom         1,488,514             15,988,049
        Gallaher Group PLC, ADR ...................................United Kingdom            16,650                708,291
        Korea Tobacco & Ginseng Corp., GDR, 144A ..................  South Korea          1,257,000             11,036,460
        R.J. Reynolds Tobacco Holdings Inc. ....................... United States           460,000             26,749,000
                                                                                                          -----------------
                                                                                                               191,736,771
                                                                                                          -----------------
        TRANSPORTATION INFRASTRUCTURE .3%
     a  Laidlaw International Inc. ................................ United States           782,509             10,822,096
                                                                                                          -----------------
        TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS (COST $1,886,641,609)                                 2,882,249,409
                                                                                                          -----------------



                                                              Annual Report | 23

Mutual Qualified Fund



---------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES/WARRANTS/
                                                                       COUNTRY             CONTRACTS             VALUE
---------------------------------------------------------------------------------------------------------------------------

        PREFERRED STOCKS .2%
        ELECTRIC UTILITIES
     a  Montana Power Co., 8.45%, pfd. ...........................  United States            46,450        $       557,400
                                                                                                          -----------------

        FOOD PRODUCTS .1%
        Unilever NV, pfd. ........................................   Netherlands            484,300              3,475,867
                                                                                                          -----------------

        MEDIA .1%
        News Corp. Ltd., ADR, pfd. ...............................    Australia              53,000              1,603,250
        NTL Europe Inc., 10.00%, A, pfd. ......................... United Kingdom           100,846                829,458
                                                                                                          -----------------

        TOTAL PREFERRED STOCKS (COST $5,396,053) .................                                               6,465,975
                                                                                                          -----------------


                                                                                        PRINCIPAL AMOUNT E

        CORPORATE BONDS & NOTES 4.3%
        Calpine Constructor Finance,
          First Priority Term Loan, 8/26/09 ....................... United States   $     3,903,000        $     4,098,150
          8.50%, 8/26/11 .......................................... United States         4,748,000              4,937,920
        Calpine Corp., 144A, 9.875%, 12/01/11 ..................... United States         9,614,000              9,926,455
        Charter Communications Operating LLC,
          Bank Claim .............................................. United States         7,131,600              6,881,994
        DecisionOne Corp., Term Loan .............................. United States         7,437,580              5,206,306
        Eurotunnel PLC,
          12/31/18, Tier 2 ........................................United Kingdom        10,005,715 GBP         13,075,620
          12/31/25, Tier 3 ........................................United Kingdom         8,208,908 GBP          8,082,382
          Participating Loan Note, 4/30/40 ........................United Kingdom         1,020,000 GBP            392,582
          Stabilization Advance S8, Tier 2 ........................United Kingdom         4,694,964 GBP          1,596,898
        Eurotunnel SA,
          5.28%, 12/31/18, Tier 2 (Pibor) ..........................   France             1,096,535 EUR          1,009,675
          5.28%, 12/31/25, Tier 3 (Pibor) ..........................   France             2,898,202 EUR          2,010,609
          12/31/18, Tier 2 (Libor) .................................   France             2,479,106 EUR          2,282,729
          12/31/25, Tier 3 (Libor) .................................   France            19,287,827 EUR         13,380,808
          Stabilization Advance S6, Tier 1 (Pibor) .................   France               643,780 EUR            154,286
          Stabilization Advance S6, Tier 2 (Libor) .................   France             1,936,575 EUR            464,114
          Stabilization Advance S7, Tier 1 (Pibor) .................   France             2,341,771 EUR            561,222
      b FE Capital LLC, 5.00%, 8/28/07 .............................    Japan            31,114,000             31,736,280
        Healthsouth Corp.,
          8.50%, 2/01/08 ...........................................United States         5,195,000              5,013,175
          7.00%, 6/15/08 ...........................................United States         2,775,000              2,601,563
          8.375%, 10/01/11 .........................................United States         1,680,000              1,596,000
          7.625%, 6/01/12 ..........................................United States        13,466,000             12,658,040
          cvt., 3.25% ..............................................United States         8,568,000              8,310,960
        Marconi Corp., 10.00%, 10/31/08 ...........................United Kingdom         1,409,541              1,564,590
        Marconi PLC, 8.00%, 4/30/08 ...............................United Kingdom         6,970,347              6,830,940
        Mirant Mid-Atlantic LLC,
          8.625%, 6/30/12 ..........................................United States         2,806,700              2,822,487
          9.125%, 6/30/17 ..........................................United States         1,458,080              1,458,992
          10.06%, 12/30/28 .........................................United States         2,981,341              3,013,018
        Providian Financial Corp., cvt., zero cpn.,
          2/15/21 ................................................. United States        14,270,000              6,813,925
        Seton House Finance Ltd., zero cpn., 2/07/12 ..............United Kingdom        37,921,000 EUR         11,001,299



24 |  Annual Report

Mutual Qualified Fund




---------------------------------------------------------------------------------------------------------------------------
                                                                       COUNTRY      PRINCIPAL AMOUNT E          VALUE
---------------------------------------------------------------------------------------------------------------------------

    CORPORATE BONDS & NOTES (CONT.)
    Teco Panda,
     Bank Claim #2 ................................................ United States   $     6,731,600       $      4,813,094
     Project L/C Loan Facility .................................... United States           965,000                689,975
     Debt Service Reserve L/C Loan ................................ United States           386,000                275,990
    TVMAX Holdings Inc., PIK, 14.00%, 2/01/06 ..................... United States           296,784                296,784
                                                                                                          -----------------
    TOTAL CORPORATE BONDS & NOTES (COST $154,418,850) .............                                            175,558,862
                                                                                                          -----------------

    Bonds & Notes in Reorganization 7.3%
  a Adelphia Communications Corp.,
     9.25%, 10/01/02 .............................................. United States         2,652,000              2,466,360
     8.125%, 7/15/03 .............................................. United States           660,000                613,800
     7.50%, 1/15/04 ............................................... United States         1,740,000              1,609,500
     10.50%, 7/15/04 .............................................. United States         2,715,000              2,565,675
     10.25%, 11/01/06 ............................................. United States         4,172,000              3,900,820
     8.375%, 2/01/08 .............................................. United States         5,350,000              5,015,625
     7.75%, 1/15/09 ............................................... United States         4,637,000              4,335,595
     7.875%, 5/01/09 .............................................. United States         3,201,000              2,944,920
     9.375%, 11/15/09 ............................................. United States         1,895,000              1,800,250
     10.25%, 6/15/11 .............................................. United States         5,380,000              5,111,000
  a AES Drax Holdings Ltd.,
     10.41%, 12/31/20 .............................................Cayman Islands        11,605,000             10,212,400
     9.07%, 12/31/25 ..............................................Cayman Islands         5,060,000 GBP          7,835,341
  a Aiken Cnty S C Indl Rev Beloit, 6.00%, 12/01/11 ............... United States           375,000                  1,875
  a Air Canada Inc.,
     6.75%, 2/02/04 ...............................................    Canada               980,000 CAD            276,804
     9.00%, 6/01/06 ...............................................    Canada             1,715,000 CAD            491,043
     10.00%, 6/01/06 ..............................................    Canada             3,960,000 EUR          2,122,856
     7.25%, 10/01/07 ..............................................    Canada             3,010,000 CAD            821,068
     10.25%, 3/15/11 ..............................................    Canada             8,570,000              3,492,275
     Bank Claim ...................................................    Canada            10,137,100 CAD          2,824,032
     Bank Claim ...................................................    Canada           195,739,000 JPY            694,045
     Term Loan ....................................................    Canada             7,048,600              2,607,982
     zero cpn., 7/31/05 ...........................................    Canada             7,727,292              2,975,007
  a Century Communications Corp.,
     9.50%, 3/01/05 ............................................... United States           340,000                329,800
     8.875%, 1/15/07 .............................................. United States           260,000                253,500
     8.375%, 12/15/07 ............................................. United States           400,000                391,000
     zero cpn., 3/15/03 ........................................... United States         4,990,000              4,441,100
  a Dow Corning Corp.,
     9.30%, 1/27/98 ............................................... United States         1,835,000              4,000,300
     8.55%, 3/01/01 ............................................... United States         1,000,000              1,850,000
     9.375%, 2/01/08 .............................................. United States           735,000              1,602,300
     8.15%, 10/15/29 .............................................. United States         5,150,000              9,785,000
     Bank Claim ................................................... United States         7,437,830             13,388,095
     Bank Debt .................................................... United States         1,801,364              3,242,455
     Bank Debt #1 ................................................. United States         2,850,000              5,130,000
  a Harnischfeger Industries Inc.,
     8.90%, 3/01/22 ............................................... United States         3,155,000                 17,668
     8.70%, 6/15/22 ............................................... United States         2,970,000                 16,929
     7.25%, 12/15/25 .............................................. United States         4,414,000                 25,160
     6.875%, 2/15/27 .............................................. United States         3,705,000                 20,748
     Stipulated Bank Claim ........................................ United States         4,766,550                 26,216


                                                              Annual Report | 25

Mutual Qualified Fund




---------------------------------------------------------------------------------------------------------------------------
                                                                       COUNTRY      PRINCIPAL AMOUNT E          VALUE
---------------------------------------------------------------------------------------------------------------------------
    BONDS & NOTES IN REORGANIZATION (CONT.)
  a Metromedia Fiber Network Inc.,
     14.00%, 3/15/07 .............................................. United States   $    19,250,000       $     10,202,500
     10.00%, 11/15/08 ............................................. United States        12,495,000                859,031
     senior note, 10.00%, 12/15/09 ................................ United States        12,775,000                910,219
     senior note, 10.00%, 12/15/09 ................................ United States         5,910,000 EUR            559,094
  a Mirant Corp.,
     Tranche C Revolver ........................................... United States         5,589,776              3,465,661
     4 Year Revolver, 7/17/05 ..................................... United States         4,605,795              3,592,520
     364 Day Revolver ............................................. United States         7,998,500              4,719,115
  a Northwestern Corp.,
     8.75%, 3/15/12 ............................................... United States         6,125,000              5,558,437
     6.95%, 11/15/28 .............................................. United States         3,175,000              2,845,594
  a NRG Energy Inc.,
     7.625%, 2/01/06 .............................................. United States         4,475,000              2,528,375
     6.75%, 7/15/06 ............................................... United States         7,985,000              4,511,525
     7.50%, 6/15/07 ............................................... United States         4,615,000              2,630,550
     7.50%, 6/01/09 ............................................... United States         4,045,000              2,305,650
     8.25%, 9/15/10 ............................................... United States         5,395,000              3,156,075
     7.75%, 4/01/11 ............................................... United States           550,000                316,250
     8.00%, 11/01/13 .............................................. United States         5,583,000              3,210,225
     8.70%, 3/15/20 ............................................... United States         2,750,000              1,595,000
     8.625%, 4/01/31 .............................................. United States         4,015,000              2,348,775
     Revolver ..................................................... United States        17,547,948             10,879,728
  a Owens Corning, Revolver ....................................... United States        21,847,586             16,385,690
  a Parmalat Netherlands BV, 0.875%, 6/30/21 ......................     Italy             2,880,000 EUR            911,625
    PG & E Corp.,
     7.375%, 11/01/05 ............................................. United States        17,404,000             17,752,080
     Commercial Paper, 1/18/01 .................................... United States           695,000                698,475
     Commercial Paper, 1/30/01 .................................... United States           350,000                351,750
     Commercial Paper, 2/16/01 .................................... United States         1,050,000              1,055,250
     FRN, 144A, 7.583%, 10/31/01 .................................. United States         5,784,000              5,899,680
     MTN, 5.94%, 10/07/03 ......................................... United States           875,000                879,375
  a Port Seattle Wash Rev Ref-Beloit Proj.,
      6.00%, 12/01/17 ............................................. United States           200,000                  1,000
  a Safety Kleen Corp., 9.25%, 5/15/09 ............................ United States           535,000                 26,750
  a Safety Kleen Services, 9.25%, 6/01/08 ......................... United States            40,000                    200
  a Telewest Communications PLC,
     11.00%, 10/01/07 .............................................United Kingdom         6,636,000              4,346,580
     11.25%, 11/01/08 .............................................United Kingdom         1,020,000                660,450
     9.875%, 2/01/10 ..............................................United Kingdom         2,075,000 GBP          2,191,601
     Bank Claim ...................................................United Kingdom        24,998,146 GBP         21,256,547
     cvt., 5.25%, 2/19/07 .........................................United Kingdom         6,230,000 GBP          5,910,922
     senior disc. note, zero cpn., 4/15/09 ........................United Kingdom         2,630,000              1,380,750
     senior disc. note, zero cpn., 2/01/10 ........................United Kingdom         2,010,000                994,950
     zero cpn., 4/15/04 ...........................................United Kingdom         7,960,000 GBP          7,124,828
  a Telewest Finance Ltd., cvt, 6.00%, 7/07/05 ....................United Kingdom         5,795,000              6,142,700
  a WorldCom Inc.,
     7.875%, 5/15/03 .............................................. United States         5,860,000              1,977,750
     6.25%, 8/15/03 ............................................... United States           700,000                236,250
     6.50%, 5/15/04 ............................................... United States           875,000                295,312



26 |  Annual Report

Mutual Qualified Fund




---------------------------------------------------------------------------------------------------------------------------
                                                                       COUNTRY      PRINCIPAL AMOUNT E          VALUE
---------------------------------------------------------------------------------------------------------------------------


    BONDS & NOTES IN REORGANIZATION (CONT.)
  a WorldCom Inc., (cont.)
     6.40%, 8/15/05 ............................................... United States   $     7,310,000        $     2,467,125
     7.375%, 1/15/06 .............................................. United States         1,550,000                523,125
     8.00%, 5/15/06 ............................................... United States         2,425,000                818,437
     7.75%, 4/01/07 ............................................... United States         3,915,000              1,321,312
     8.25%, 5/15/10 ............................................... United States         7,227,000              2,439,112
     7.375%, 1/15/11 .............................................. United States        15,910,000              5,369,625
     7.50%, 5/15/11 ............................................... United States        14,790,000              4,991,625
     7.75%, 4/01/27 ............................................... United States         1,335,000                450,563
     6.95%, 8/15/28 ............................................... United States           360,000                121,500
     8.25%, 5/15/31 ............................................... United States        18,200,000              6,142,500
                                                                                                          -----------------
    TOTAL BONDS & NOTES IN REORGANIZATION (COST $224,303,989) .....                                            296,558,307
                                                                                                          -----------------

                                                                                          SHARES/
                                                                                    PRINCIPAL AMOUNT E

    COMPANIES IN LIQUIDATION .1%
  a Brunos Inc., Liquidating Unit ................................. United States            55,433                121,953
  a City Investing Company Liquidating Trust ...................... United States         1,607,485              3,351,606
  a Guangdong International Trust & Investment Corp.,
     144A, 8.75%, 10/24/16 ........................................     China             2,600,000                162,500
     Revolver - Admitted Claim ....................................   Hong Kong             536,784                 33,549
     Structured Note - Admitted Claim .............................   Hong Kong             849,105                 53,069
     Syndicated Loan - Admitted Claim .............................   Hong Kong           1,468,105                 91,757
a,c MBOP Liquidating Trust ........................................ United States           412,418                  1,031
                                                                                                          -----------------
     TOTAL COMPANIES IN LIQUIDATION (COST $473,453)                                                              3,815,465
                                                                                                          -----------------

                                                                                    PRINCIPAL AMOUNT E

     GOVERNMENT AGENCIES 18.5%
     Canada Treasury Bill, 3.353%, 2/26/04 ........................    Canada            13,400,000 CAD         10,326,822
  f  Federal Home Loan Bank, 0.75% to 2.51%, with
      maturities to 7/02/07 ....................................... United States       423,108,000            420,867,387
  f  Federal Home Loan Mortgage Corp., 1.172% to 2.500%,
      with maturities to 5/19/06 .................................. United States        95,000,000             94,832,130
     Federal National Mortgage Association, 0.966% to 2.200%,
      with maturities to 12/29/06 ................................. United States       202,350,000            201,745,560
     U.S. Treasury Bills, 0.934% to 1.035%,
      with maturities to 5/06/04 .................................. United States        26,000,000             25,946,680
                                                                                                          -----------------

     TOTAL GOVERNMENT AGENCIES (COST $752,741,440) ................                                            753,718,579
                                                                                                          -----------------

     TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
     (COST $3,023,975,394) ........................................                                          4,118,366,597
                                                                                                          -----------------
     REPURCHASE AGREEMENTS 0.2%
i,j  Citigroup Global Markets Inc., 0.96%, 1/02/04
      (Maturity Value $646,051) ...................................                         646,017                646,017
     Collateralized by U.S. Treasury Bills, Notes and Bonds
i,j  Deutsche Bank Securities Inc., 1.00%, 1/02/04
      (Maturity Value $1,000,083) .................................                       1,000,028              1,000,028
     Collateralized by U.S. Treasury Bills, Notes and Bonds


                                                              Annual Report | 27

Mutual Qualified Fund




                                                                 COUNTRY    PRINCIPAL AMOUNT E                    VALUE

     REPURCHASE AGREEMENTS (CONT.)
i,j  Deutsche Bank Securities Inc., 1.03%, 1/02/04
     (Maturity Value $900,077)
     Collateralized by U.S. Treasury Bills, Notes and Bonds .....           $         900,026             $        900,026
i,j  Goldman Sachs & Co., 1.02%, 1/02/04
     (Maturity Value $1,014,086)
     Collateralized by U.S. Treasury Bills, Notes and Bonds .....                   1,014,029                    1,014,029
i,j  JP Morgan Securities, 1.01%, 1/02/04
     (Maturity Value $1,000,083)
     Collateralized by U.S. Treasury Bills, Notes and Bonds .....                   1,000,028                    1,000,028
i,j  Merrill Lynch GSI, 1.00%, 1/02/04 (Maturity Value $1,000,083)
     Collateralized by U.S. Treasury Bills, Notes and Bonds .....                   1,000,028                    1,000,028
i,j  Morgan Stanley & Co., 1.03%, 1/02/04
     (Maturity Value $1,000,085)
     Collateralized by U.S. Treasury Bills, Notes and Bonds .....                   1,000,029                    1,000,029
i,j  UBS Securities LLC, 1.00%, 1/02/04
     (Maturity Value $1,000,083)
     Collateralized by U.S. Treasury Bills, Notes and Bonds .....                   1,000,028                    1,000,028
i,j  Citigroup Global Markets Inc., 0.96%, 1/02/04
     (Maturity Value $222,018)
     Collateralized by U.S. Treasury Bills, Notes and Bonds .....                     222,006                      222,006
                                                                                                          -----------------

     TOTAL REPURCHASE AGREEMENTS (COST $7,782,219) ..............                                                7,782,219
                                                                                                          -----------------

     TOTAL INVESTMENTS (COST $3,031,757,613) 101.5% .............                                            4,126,148,816
     OPTIONS WRITTEN ............................................                                                   (5,832)
     SECURITIES SOLD SHORT (0.9)% ...............................                                              (35,626,231)
     NET EQUITY IN FORWARD CONTRACTS (1.1)% .....................                                              (45,450,165)
     Other Assets, less Liabilities .5% .........................                                               21,955,745
                                                                                                          -----------------
     NET ASSETS 100.0% ..........................................                                         $  4,067,022,333
                                                                                                          -----------------


     OPTIONS WRITTEN                                                             CONTRACTS

     ISSUER
     DIVERSIFIED TELECOMMUNICATION SERVICES
     XO Communications Inc., Jun. 4.25 Calls, 6/21/04 ........United States         1,081,175                           --
                                                                                                          -----------------
     FOOD & STAPLES RETAILING
     Safeway PLC, Jan. 2.70 Puts, 1/16/04 ...................United Kingdom             1,810                        5,832
                                                                                                          -----------------

     TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $287,942) .....                                                        5,832
                                                                                                          -----------------

     SECURITIES SOLD SHORT                                                         SHARES

     ISSUER
     CAPITAL MARKETS
  g  Lehman Brothers Holdings Inc. .......................... United States             8,770                      677,219
                                                                                                          -----------------

     COMMERCIAL BANKS 0.2%
  g  Bank of America Corp. .................................. United States            93,100                    7,488,033
                                                                                                          -----------------

     FOOD PRODUCTS 0.2%
  g  Kraft Foods Inc., A .................................... United States           270,400                    8,712,288
                                                                                                          -----------------




28 |  Annual Report

Mutual Qualified Fund




                                                                      COUNTRY                SHARES              VALUE

        SECURITIES SOLD SHORT (CONT.)
        HEALTH CARE PROVIDERS & SERVICES 0.1%
     g  Anthem Inc. ...........................................     United States            16,600        $     1,245,000
     g  Caremark RX Inc. ......................................     United States            70,100              1,775,633
     g  United Health Group Inc. ..............................     United States            23,000              1,338,140
                                                                                                          -----------------
                                                                                                                 4,358,773
                                                                                                          -----------------
        INSURANCE 0.1%
     g  Manulife Financial Corp. ..............................        Canada               171,100              5,526,530
                                                                                                          -----------------
        INTERNET SOFTWARE & SERVICES
     g  Yahoo! Inc. ...........................................     United States            18,993                857,914
                                                                                                          -----------------
        IT SERVICES 0.1%
     g  First Data Corp. ......................................     United States            56,140              2,306,793
                                                                                                          -----------------
        MEDIA 0.1%
     g  News Corp. Ltd., ADR ..................................       Australia              43,300              1,563,130
                                                                                                          -----------------
        METALS & MINING 0.1%
     g  Alcan Inc. ............................................        Canada                 4,611                216,486
     g  AngloGold Ltd., ADR ...................................     South Africa             69,200              3,231,640
     g  Randgold Resources Ltd., ADR ..........................    United Kingdom            14,715                401,720
                                                                                                          -----------------
                                                                                                                 3,849,846
                                                                                                          -----------------
        PHARMACEUTICALS
     g  Teva Pharmaceutical Industries Ltd., ADR ..............        Israel                 5,038                285,705
                                                                                                          -----------------

        TOTAL SECURITIES SOLD SHORT (PROCEEDS $35,228,117) ....                                            $    35,626,231
                                                                                                          -----------------


                                                                                               VALUE AT        UNREALIZED
        SYNTHETIC EQUITY SWAPS (SES)                                 COUNTRY        SHARES     12/31/03         GAIN/LOSS
        ISSUER
        HEALTH CARE EQUIPMENT & SUPPLIES
     h  Smith & Nephew PLC, ses., 3.752 GBP ...................  United Kingdom        939   $    (7,888)  $        (1,592)
     h  Smith & Nephew PLC, ses., 3.776 GBP ...................  United Kingdom     16,600      (139,445)          (27,444)
                                                                                             ------------------------------
                                                                                                (147,333)          (29,036)
                                                                                             ------------------------------

        INSURANCE
     h  AXA SA, ses., 15.850 EUR ..............................      France         14,363       307,442            19,725
     h  AXA SA, ses., 15.870 EUR ..............................      France          3,500        74,918             4,718
     h  AXA SA, ses., 16.030 EUR ..............................      France         25,393       543,541            29,093
     h  AXA SA, ses., 16.700 EUR ..............................      France         14,363      (307,442)           (5,487)
     h  AXA SA, ses., 16.770 EUR ..............................      France          3,500       (74,918)           (1,029)
     h  AXA SA, ses., 17.000 EUR ..............................      France         25,393      (543,541)              853
                                                                                             ------------------------------
                                                                                                      --            47,874
                                                                                             ------------------------------
        REAL ESTATE
     h  Chelsfield PLC, ses., 3.095 GBP .......................  United Kingdom      4,500        24,751              (218)
     h  Chelsfield PLC, ses., 3.107 GBP .......................  United Kingdom     13,900        76,454              (983)
     h  Chelsfield PLC, ses., 3.112 GBP .......................  United Kingdom     10,032        55,179              (858)
     h  Chelsfield PLC, ses., 3.154 GBP .......................  United Kingdom    149,700       823,389           (23,017)
     h  Chelsfield PLC, ses., 3.160 GBP .......................  United Kingdom     51,000       280,513            (8,397)
     h  Chelsfield PLC, ses., 3.165 GBP .......................  United Kingdom     22,400       123,206            (3,886)
     h  Chelsfield PLC, ses., 3.166 GBP .......................  United Kingdom     74,800       411,419           (13,109)
                                                                                             ------------------------------
                                                                                               1,794,911           (50,468)
                                                                                             ------------------------------


                                                              Annual Report | 29

Mutual Qualified Fund

                                                                                               VALUE AT        UNREALIZED
                                                                        COUNTRY     SHARES     12/31/03         GAIN/LOSS

     SYNTHETIC EQUITY SWAPS (SES) (CONT.)
     TEXTILES APPAREL & LUXURY GOODS
  h  Christian Dior SA, ses., 46.766 EUR ......................         France       3,746   $  226,943     $         5,564
  h  Christian Dior SA, ses., 47.220 EUR ......................         France       2,797      169,450               2,531
  h  Christian Dior SA, ses., 47.384 EUR ......................         France       7,453      451,523               5,455
  h  Christian Dior SA, ses., 47.614 EUR ......................         France       7,453      451,523               3,078
  h  Christian Dior SA, ses., 47.794 EUR ......................         France       3,371      204,224                 605
  h  Christian Dior SA, ses., 48.208 EUR ......................         France       7,263      440,012              (2,454)
  h  Christian Dior SA, ses., 48.555 EUR ......................         France       4,454      269,836              (3,456)
  h  Christian Dior SA, ses., 48.586 EUR ......................         France       7,443      450,917              (6,052)
  h  Christian Dior SA, ses., 48.791 EUR ......................         France       2,971      179,991              (3,190)
  h  Christian Dior SA, ses., 49.000 EUR ......................         France         198       11,995                (264)
  h  Christian Dior SA, ses., 49.027 EUR ......................         France       1,102       66,762              (1,511)
  h  LVMH Moet Hennessy Louis Vuitton, ses., 56.520 EUR .......         France       2,797     (203,566)             (4,554)
  h  LVMH Moet Hennessy Louis Vuitton, ses., 57.050 EUR .......         France       3,371     (245,341)             (3,239)
  h  LVMH Moet Hennessy Louis Vuitton, ses., 58.672 EUR .......         France       7,453     (542,429)              8,367
  h  LVMH Moet Hennessy Louis Vuitton, ses., 58.861 EUR .......         France       3,746     (272,634)              4,972
  h  LVMH Moet Hennessy Louis Vuitton, ses., 58.899 EUR .......         France       7,453     (542,429)             10,251
  h  LVMH Moet Hennessy Louis Vuitton, ses., 59.841 EUR .......         France       7,263     (528,601)             18,596
  h  LVMH Moet Hennessy Louis Vuitton, ses., 60.149 EUR .......         France       4,454     (324,162)             13,126
  h  LVMH Moet Hennessy Louis Vuitton, ses., 60.309 EUR .......         France       2,971     (216,229)              9,358
  h  LVMH Moet Hennessy Louis Vuitton, ses., 60.421 EUR .......         France       7,443     (541,702)             24,511
  h  LVMH Moet Hennessy Louis Vuitton, ses., 60.949 EUR .......         France       1,102      (80,204)              4,363
  h  LVMH Moet Hennessy Louis Vuitton, ses., 60.950 EUR .......         France         198      (14,410)                784
                                                                                             -------------------------------
                                                                                               (588,531)             86,841
                                                                                             -------------------------------
     TOTAL SYNTHETIC EQUITY SWAPS .............................                              $1,059,047     $        55,211
                                                                                             -------------------------------

CURRENCY ABBREVIATIONS: | CAD - Canadian Dollar | EUR - Euro | GBP - British Pound | JPY - Japanese Yen




aNon-income producing.
bSee Note 7 regarding restricted securities.
cSee Note 8 regarding Holdings of 5% Voting Securities.
dA member of the Fund's Portfolio Management team serves as a member on the board of directors. As a result of this involvement, the Portfolio Manager could receive material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.
eThe principal amount is stated in U.S. dollars unless otherwise indicated.
fSee Note 1(h) regarding securities segregated with broker for securities sold short.
gSee Note 1(h) regarding securities sold short.
hSee Note 1(f) regarding synthetic equity swaps.
iCollateral for loaned securities. See Note 1(i).
jSee Note 1(c) regarding repurchase agreements.




30 |  See notes to financial statements.  |  Annual Report

Mutual Qualified Fund

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003


Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ............................................................................  $2,949,676,263
  Cost - Non-controlled affiliated issuers ...............................................................      82,081,350
                                                                                                            ---------------
  Value - Unaffiliated issuers (includes securities segregated with broker for
   securities sold short in the amount of $33,084,586) ...................................................   4,011,046,439
  Value - Non-controlled affiliated issuers ..............................................................     115,102,377
 Cash ....................................................................................................       5,008,698
 Foreign currency, at value (cost $4,167,650) ............................................................       4,303,967
 Receivables:
  Investment securities sold .............................................................................       4,308,817
  Capital shares sold ....................................................................................       2,262,901
  Dividends and interest .................................................................................       8,432,190
 Unrealized gain on forward exchange contracts (Note 6) ..................................................         485,751
 Deposits with broker for securities sold short ..........................................................      42,838,021
 Due from broker - Variation margin (Note 1f) ............................................................         409,479
                                                                                                            ---------------
      Total assets .......................................................................................   4,194,198,640
                                                                                                            ---------------
Liabilities:
 Payables:
  Investment securities purchased ........................................................................      26,193,170
  Capital shares redeemed ................................................................................       7,697,792
  Affiliates .............................................................................................       3,587,473
 Options written, at value (premiums received $287,942) ..................................................           5,832
 Securities sold short, at value (proceeds $35,228,117) ..................................................      35,626,231
 Distributions to shareholders ...........................................................................             635
 Payable upon return of securites loaned (Note 1i) .......................................................       7,782,219
 Unrealized loss on forward exchange contracts (Note 6) ..................................................      45,935,916
 Other liabilities .......................................................................................         347,039
                                                                                                            ---------------
       Total liabilities .................................................................................     127,176,307
                                                                                                            ---------------
         Net assets, at value ............................................................................  $4,067,022,333
                                                                                                            ---------------
Net assets consist of:
 Accumulated distributions in excess of net investment income ............................................  $   (8,675,118)
 Net unrealized appreciation (depreciation) ..............................................................   1,049,134,295
 Accumulated net realized gain (loss) ....................................................................      27,131,474
 Capital shares ..........................................................................................   2,999,431,682
                                                                                                            ---------------
         Net assets, at value ............................................................................  $4,067,022,333
                                                                                                            ---------------

                                                              Annual Report | 31

Mutual Qualified Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2003


CLASS Z:
 Net asset value and maximum offering price per share ($3,102,506,049 (/) 173,552,619 shares outstanding) .....        $17.88
                                                                                                                --------------------
CLASS A:
 Net asset value per share ($625,087,961 (/) 35,094,805 shares outstanding) ...................................        $17.81
                                                                                                                --------------------
 Maximum offering price per share ($17.81 (/) 94.25%) .........................................................        $18.90
                                                                                                                --------------------
CLASS B:
 Net asset value and maximum offering price per share ($53,760,212 (/) 3,064,245 shares outstanding) a ........        $17.54
                                                                                                                --------------------
CLASS C:
 Net asset value per share ($285,668,111 (/) 16,123,487 shares outstanding) a .................................        $17.72
                                                                                                                --------------------
 Maximum offering price per share ($17.72 (/) 99.00%) .........................................................        $17.90
                                                                                                                --------------------

aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.


32 |  See notes to financial statements.  |  Annual Report

Mutual Qualified Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2003


Investment income:
 (net of foreign taxes of $1,395,974)
 Dividends:
  Unaffiliated issuers .....................................................................................  $ 33,292,387
 Interest:
  Unaffiliated issuers .....................................................................................    42,719,148
  Non-controlled affiliated issuers (Note 8) ...............................................................       446,046
                                                                                                              -------------
      Total investment income ..............................................................................    76,457,581
                                                                                                              -------------
Expenses:
 Management fees (Note 3) ..................................................................................    20,928,791
 Administrative fees (Note 3) ..............................................................................     2,723,331
 Distribution fees (Note 3)
  Class A ..................................................................................................     1,795,700
  Class B ..................................................................................................       422,417
  Class C ..................................................................................................     2,434,800
 Transfer agent fees (Note 3) ..............................................................................     4,056,000
 Custodian fees ............................................................................................       297,900
 Reports to shareholders ...................................................................................       224,000
 Registration and filing fees ..............................................................................        91,800
 Professional fees .........................................................................................        49,057
 Directors' fees and expenses ..............................................................................       143,500
 Dividends on securities sold short ........................................................................     1,157,153
 Other .....................................................................................................        59,000
                                                                                                              -------------
      Total expenses .......................................................................................    34,383,449
                                                                                                              -------------
        Net investment income ..............................................................................    42,074,132
                                                                                                              -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers ....................................................................................   133,678,455
   Non-controlled affiliated issuers (Note 8) ..............................................................    16,859,771
  Written options (Note 1g) ................................................................................       649,690
  Securities sold short (Note 1h) ..........................................................................      (971,494)
  Foreign currency transactions ............................................................................   (93,097,603)
                                                                                                              -------------
      Net realized gain (loss) .............................................................................    57,118,819
                                                                                                              -------------
 Net unrealized appreciation (depreciation) on:
  Investments ..............................................................................................   868,334,717
  Translation of assets and liabilities denominated in foreign currencies ..................................   (11,460,723)
                                                                                                              -------------
      Net unrealized appreciation (depreciation) ...........................................................   856,873,994
                                                                                                              -------------
Net realized and unrealized gain (loss) ....................................................................   913,992,813
                                                                                                              -------------
Net increase (decrease) in net assets resulting from operations ............................................  $953,066,945
                                                                                                              -------------

                         Annual Report | See notes to financial statements. | 33

Mutual Qualified Fund

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 2003 and 2002

                                                                                             2003                 2002

Increase (decrease) in net assets:
 Operations:
  Net investment income ............................................................   $   42,074,132       $   60,429,773
  Net realized gain (loss) from investments, written options, securities
   sold short, and foreign currency transactions ...................................       57,118,819          (10,759,022)
  Net unrealized appreciation (depreciation) on investments and translation
   of assets and liabilities denominated in foreign currencies .....................      856,873,994         (538,526,066)
                                                                                       ------------------------------------
     Net increase (decrease) in net assets resulting from operations ...............      956,066,945         (488,855,315)
 Distributions to shareholders from:
  Net investment income:
   Class Z .........................................................................      (54,241,957)         (46,691,663)
   Class A .........................................................................       (8,988,249)          (6,751,499)
   Class B .........................................................................         (500,084)            (343,981)
   Class C .........................................................................       (2,603,368)          (1,813,765)
  Net realized gains:
   Class Z .........................................................................               --          (39,417,856)
   Class A .........................................................................               --           (6,936,156)
   Class B .........................................................................               --             (480,128)
   Class C .........................................................................               --           (3,555,739)
                                                                                       ------------------------------------
 Total distributions to shareholders ...............................................      (66,333,658)        (105,990,787)
 Capital share transactions (Note 2):
  Class Z ..........................................................................      (86,032,129)         (55,365,427)
  Class A ..........................................................................       43,560,544           50,629,003
  Class B ..........................................................................        6,775,812           21,702,680
  Class C ..........................................................................       (1,788,598)          15,793,182
                                                                                       ------------------------------------
 Total capital share transactions ..................................................      (37,484,371)          32,759,438
     Net increase (decrease) in net assets .........................................      852,248,916         (562,086,664)
Net assets:
 Beginning of year .................................................................    3,214,773,417        3,776,860,081
                                                                                       ------------------------------------
 End of year .......................................................................   $4,067,022,333       $3,214,773,417
                                                                                       ------------------------------------
Accumulated distributions in excess of net investment income included in net assets:
 End of year .......................................................................   $   (8,675,118)      $    9,817,090
                                                                                       ------------------------------------



34 |  See notes to financial statements.  |  Annual Report

Mutual Qualified Fund

NOTES TO FINANCIAL STATEMENTS





1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Qualified Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities. The Fund may also invest in foreign securities. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Investments in open-end mutual funds are valued at the closing net asset value. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2003, all repurchase agreements held by the Fund had been entered into on that date.





                                                              Annual Report | 35

Mutual Qualified Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

F. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.



36 |  Annual Report

Mutual Qualified Fund

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

H. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

I. SECURITIES LENDING

The Fund loans securities to certain brokers for which it received cash or securities collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The cash collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund received interest income of $34,696 from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the cash collateral. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

J. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.





                                                              Annual Report | 37

Mutual Qualified Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

L. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

M. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.




2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.



38 |  Annual Report

Mutual Qualified Fund

2. CAPITAL STOCK (CONTINUED)
At December 31, 2003, there were 1.00 billion shares authorized ($0.001 par value) of which 500 million, 200 million, 100 million and 200 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                       ---------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                                  2003                               2002
                                          SHARES          AMOUNT            SHARES          AMOUNT
                                       ---------------------------------------------------------------

CLASS Z SHARES:
 Shares sold .........................   8,509,431    $ 131,224,611        9,327,595    $ 145,787,747
 Shares issued on reinvestment of
 distributions .......................   3,042,530       51,201,644        5,451,501       82,419,037
 Shares redeemed ..................... (17,445,911)    (268,458,384)     (18,601,460)    (283,572,211)
                                       ---------------------------------------------------------------
 Net increase (decrease) .............  (5,893,950)   $ (86,032,129)      (3,822,364)   $ (55,365,427)
                                       ---------------------------------------------------------------
CLASS A SHARES:
 Shares sold .........................  8,305,112     $ 126,902,814       10,310,943    $ 161,104,638
 Shares issued on reinvestment of
 distributions .......................    507,445         8,466,348          856,106       12,997,175
 Shares redeemed ..................... (6,033,504)      (91,808,618)      (8,178,641)    (123,472,810)
                                       ---------------------------------------------------------------
 Net increase (decrease) .............  2,779,053      $ 43,560,544        2,988,408    $  50,629,003
                                       ---------------------------------------------------------------
CLASS B SHARES:
 Shares sold .........................    785,351      $ 11,788,264        1,660,153    $  26,043,919
 Shares issued on reinvestment of
 distributions .......................     28,905           466,222           50,683          767,569
 Shares redeemed .....................   (375,336)       (5,478,674)        (352,061)      (5,108,808)
                                       ---------------------------------------------------------------
 Net increase (decrease) .............    438,920      $  6,775,812        1,358,775    $  21,702,680
                                       ---------------------------------------------------------------
CLASS C SHARES:
 Shares sold .........................  2,196,889      $ 33,319,144        3,690,904    $  57,319,717
 Shares issued on reinvestment of
 distributions .......................    146,988         2,376,905          322,963        4,987,995
 Shares redeemed ..................... (2,518,701)      (37,484,647)      (3,104,531)     (46,514,530)
                                       ---------------------------------------------------------------
 Net increase (decrease) .............   (174,824)     $ (1,788,598)         909,336    $  15,793,182
                                       ---------------------------------------------------------------



3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual Advisers, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors) are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund.



                                                              Annual Report | 39

Mutual Qualified Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:


  ANNUALIZED FEE RATE   MONTH-END NET ASSETS

        0.150%          First $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and C shares, respectively. Distributors received net commissions from sales of those Fund shares and received contingent deferred sales charges for the period of $173,888 and $36,813, respectively.

The Fund paid transfer agent fees of $4,056,000, of which $3,275,066 was paid to Franklin Templeton Investors Services Inc.




4. INCOME TAXES

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ....................................  $3,046,206,075
                                                          ---------------
Unrealized appreciation ................................   1,144,520,684
Unrealized depreciation ................................     (64,577,943)
                                                          ---------------
Net unrealized appreciation (depreciation) .............  $1,079,942,741
                                                          ---------------
Distributable earnings -- undistributed
 ordinary income .......................................  $    2,685,938

The tax character of distributions paid during the years ended December 31, 2003, and 2002, was as follows:



                                               2003               2002

Distributions paid from:
 Ordinary income                        $66,333,658       $ 62,901,634
 Long term capital gain                          --         43,089,153
                                        ------------------------------
                                        $66,333,658       $105,990,787
                                        ------------------------------

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, and bond discounts and premiums.






40 |  Annual Report

Mutual Qualified Fund

4. INCOME TAXES (CONTINUED)

At December 31, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2003 of $6,507,865. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

At December 31, 2003, the Fund had tax basis capital losses of $3,081,348 which may be carried over to offset future capital gains. Such losses expire in 2010.




5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the period ended December, 2003, aggregated $1,416,727,767 and $1,512,907,071, respectively.

Transactions in options written during the year ended December 31, 2003 were as follows:


                           NUMBER OF CONTRACTS PREMIUM

Options outstanding at
 December 31, 2002 .......................    146,800         $   50,996
Options written ..........................  1,137,186          1,585,494
Options expired ..........................   (170,045)          (548,050)
Options terminated in closing
 transactions ............................    (18,278)          (129,014)
Options exercised ........................    (12,678)          (671,484)
                                            -----------------------------
Options outstanding at
 December 31, 2003 .......................  1,082,985         $  287,942
                                            -----------------------------


6. FORWARD EXCHANGE CONTRACTS

At December 31, 2003, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.


                                                       IN            SETTLEMENT           UNREALIZED
  CONTRACTS TO BUY                                EXCHANGE FOR          DATE             GAIN (LOSS)

       950,000   British Pounds ...........  U.S.   $ 1,674,043       1/28/04        U.S. $   22,893
     8,600,000   European Unit ............          10,496,124       1/28/04                342,828
       800,000   British Pounds ...........           1,419,696       2/05/04                  8,535
   298,584,000   Japanese Yen .............           2,749,830       3/25/04                 43,764
       426,090   European Unit ............             514,802       4/28/04                 20,920
                                                 ---------------                          ----------
                                             U.S.  $ 16,854,495                           $  438,940
                                                 ---------------                          ----------




                                                              Annual Report | 41

Mutual Qualified Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)



6. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                               IN               SETTLEMENT                  UNREALIZED
  CONTRACTS TO SELL                                       EXCHANGE FOR              DATE                   GAIN (LOSS)

 3,111,810,000   Korean Won ....................... U.S.   $  2,600,000           3/18/04        U.S.     $      7,128
     7,303,811   South African Rand ...............           1,108,742           4/26/04                       39,683
                                                           -------------                                  ------------
                                                     U.S.  $  3,708,742                                         46,811
                                                           -------------                                  ------------
            Unrealized gain on forward exchange contracts ...............................                 $    485,751
                                                                                                          ------------


                                                                IN              SETTLEMENT                  UNREALIZED
  CONTRACTS TO SELL                                        EXCHANGE FOR             DATE                   GAIN (LOSS)

     6,745,177   British Pounds ...................  U.S.  $ 11,965,943           1/06/04        U.S.     $   (103,326)
    19,725,000   European Unit ....................          24,577,350           1/06/04                     (298,554)
    31,050,173   British Pounds ...................          53,998,515           1/12/04                   (1,534,100)
    27,500,000   British Pounds ...................          46,483,931           1/20/04                   (2,668,561)
    98,114,826   Canadian Dollars .................          70,089,065           1/21/04                   (5,762,142)
    16,027,530   European Unit ....................          18,816,320           1/28/04                   (1,383,868)
    25,000,000   British Pounds ...................          42,170,000           1/28/04                   (2,486,201)
    33,000,000   British Pounds ...................          57,208,800           2/11/04                   (1,674,347)
    40,665,758   European Unit ....................          44,941,760           2/23/04                   (6,275,076)
   166,502,000   Taiwan Dollar ....................           4,900,000           2/25/04                       (4,330)
    12,250,000   British Pounds ...................          20,644,925           2/27/04                   (1,186,620)
    32,290,074   European Unit ....................          37,050,513           3/11/04                   (3,598,742)
   160,488,853   Danish Krona .....................          26,433,737           3/17/04                     (692,668)
 1,254,397,410   Japanese Yen .....................          10,950,000           3/18/04                     (783,758)
 7,463,233,500   Korean Won .......................           6,200,000           3/18/04                      (18,863)
    44,563,476   European Unit ....................          50,885,182           3/25/04                   (5,193,371)
 2,042,751,840   Japanese Yen .....................          18,337,090           3/25/04                     (775,185)
   374,775,462   Norwegian Krone ..................          52,696,255           4/15/04                   (3,448,274)
    39,440,198   European Unit ....................          45,766,070           4/22/04                   (3,829,575)
    14,257,163   South African Rand ...............           2,029,646           4/26/04                      (57,175)
    44,550,000   European Unit ....................          52,431,308           4/28/04                   (3,581,315)
 1,501,981,931   Japanese Yen .....................          13,601,533           6/24/04                     (494,062)
                                                           -------------                                  ------------
                                                     U.S.  $712,177,943                                    (45,850,113)
                                                           -------------                                  ------------
   Net unrealized loss on offsetting forward exchange contracts .........................                      (85,803)
                                                                                                          ------------
    Unrealized loss on forward exchange contracts .......................................                  (45,935,916)
                                                                                                          ------------
     Net unrealized loss on forward exchange contracts ..................................            U.S. $(45,450,165)
                                                                                                          ------------



42 |  Annual Report

Mutual Qualified Fund

7. RESTRICTED SECURITIES

At December 31, 2003, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2003, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:

  SHARES OR
  PRINCIPAL                                                    ACQUISITION
  AMOUNT       ISSUER                                              DATE       COST         VALUE
     128,325   A.B. Watley Group Inc. .....................      4/02/01  $  407,333    $     23,098
      67,857   AboveNet Inc. ..............................     10/02/01   2,032,609       2,032,609
     938,100   Consol Energy Inc. .........................      9/17/03  16,866,642      21,867,111
      10,949   Elephant Capital Holdings Ltd. .............      8/29/03  10,948,800      10,948,800
  31,114,000   FE Capital LLC, 5.00%, 8/28/07 .............      8/29/03  30,533,251      31,736,280
   2,855,428   International Steel Group ..................      4/10/02  13,796,250      94,536,082
           4   Lancer Industries Inc., B ..................      8/11/89          --       2,454,083
     691,640   Leucadia National Corp. ....................     12/20/02  24,380,310      30,290,374
   9,112,000   Nippon Investment LLC ......................      2/14/01          --       3,462,560
     443,332   NTL Inc. ...................................      9/21/01  23,137,915      29,376,287
      97,300   Olympus Re Holdings Ltd. ...................     12/19/01   9,730,000      15,389,941
      12,976   PG & E Corp., wts., 9/2/06 .................     10/29/02          --         324,192
     140,834   Security Capital European Realty ...........      4/08/98   3,199,693       1,049,213
   1,375,000   State National Bancshares Inc. .............      8/09/00  22,000,000      27,500,000
     126,940   White Mountains Insurance Group Inc. .......      6/01/01  37,447,300      55,466,750
                                                                                        ------------
  TOTAL RESTRICTED SECURITIES (8.0% OF NET ASSETS) .................................    $326,457,380
                                                                                        ------------




                                                              Annual Report | 43

Mutual Qualified Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)





8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at December 31, 2003 were as shown below.

                                                                                                                           REALIZED
                                                                                                                            CAPITAL
                                                                                                           INVESTMENT        GAIN
                                 NUMBER OF                                    NUMBER OF         VALUE        INCOME         (LOSS)
                                SHARES HELD       GROSS        GROSS         SHARES HELD      DEC. 31,       1/1/03-        1/1/03-
  NAME OF ISSUER               DEC. 31, 2002    ADDITIONS   REDUCTIONS      DEC. 31, 2003       2003        12/31/03       12/31/03

  NON-CONTROLLED AFFILIATES
  Elephant Capital Holdings Ltd.        --        10,949           --           10,949     $ 10,948,800       $ --    $        --
  FHC Delaware Inc. ...........    452,571            --           --          452,571        3,561,734         --             --
  ITLA Capital Corp. ..........    686,300            --     (219,904)         466,396       23,366,440         --      7,505,238
  Lancer Industries Inc.,  B ..          4            --           --                4        2,454,083         --      3,233,155
  MBOP Liquidating Trust ......    412,418            --           --          412,418            1,031         --             --
  Nippon Investment LLC .......  9,112,000            --           --        9,112,000        3,462,560         --      4,374,915
  Saxon Capital Inc. ..........  2,324,800            --     (328,415)       1,996,385       41,824,266         --      1,746,463
  Southwest Royalties Inc., A .     58,923            --           --           58,923        1,767,705         --             --
  Southwest Royalties Inc.,
     10.50%, 6/30/04 ..........  3,928,000            --   (3,928,000)              --               --    446,046             --
  State National
     Bancshares Inc. ..........  1,375,000            --           --        1,375,000       27,500,000         --             --
  Union Acceptance Corp., A ...  3,595,994            --           --        3,595,994          215,760         --             --
                                                                                            ----------------------------------------
 TOTAL NON-CONTROLLED AFFILI ATES                                                          $115,102,379   $446,046    $16,859,771
                                                                                            ----------------------------------------




9. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the advisor). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $97,559 of dividend income from investment in the Sweep Money Fund for the year ended December 31, 2003.




44 |  Annual Report

Mutual Qualified Fund

10. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and other funds, have been named in shareholder class actions related to the matter described above. The Fund's management believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. It is anticipated that the Fund may be named in additional similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund's adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.





                                                              Annual Report | 45

Mutual Qualified Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF MUTUAL QUALIFIED FUND


We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Mutual Qualified Fund (one of the portfolios constituting the Franklin Mutual Series Fund Inc. [the Fund]) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Qualified Fund of the Franklin Mutual Series Fund Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts
February 4, 2004


                                                           /S/ ERNST & YOUNG LLP
                                                           Ernst & Young LLP










46 |  Annual Report

Mutual Qualified Fund

TAX DESIGNATION (UNAUDITED)


Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 28.82% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2003.

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to a maximum of $37,464,057 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2003. In January 2004, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2003. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.



                                                              Annual Report | 47

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 EDWARD I. ALTMAN, PH.D. (62)    Director       Since 1987       7                         None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, NYU Salomon Center,
 Stern School of Business, New York University; editor and author of numerous financial publications; and financial consultant; and FORMERLY Vice Director, NYU Salomon Center, Stern School of Business, New York University.
-----------------------------------------------------------------------------------------------------------------------------------
 ANN TORRE GRANT (45)            Director       Since 1994       7                         Independent Director, SLM,
 51 John F. Kennedy Parkway                                                                Corporation (Sallie Mae); and Allied
 Short Hills, NJ 07078                                                                     Capital Corporation (financial services).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
 Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
-----------------------------------------------------------------------------------------------------------------------------------
 BURTON J. GREENWALD (74)        Director       Since 2002       12                        Director, Fiduciary Emerging Markets
 51 John F. Kennedy Parkway                                                                Bond Fund PLC and Fiduciary
 Short Hills, NJ 07078                                                                     International Ireland Limited.

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Managing Director, B.J. Greenwald Associates, management consultants to the financial services industry.
-----------------------------------------------------------------------------------------------------------------------------------
 BRUCE A. MACPHERSON (73)        Director       Since 1974       7                         None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers); and part owner McKinstry Inc., Chicopee, MA (manufacturer of electrical enclosures).
-----------------------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS (74)           Director       Since 1996       28                        None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY,
 Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power
 and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
-----------------------------------------------------------------------------------------------------------------------------------


48 |  Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 CHARLES RUBENS II (73)          Director       Since 1998       12                        None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Private investor.
-----------------------------------------------------------------------------------------------------------------------------------
 LEONARD RUBIN (78)              Director       Since 1996       12                        None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of the
 Board, Carolace Embroidery Co., Inc. (until 1996).
-----------------------------------------------------------------------------------------------------------------------------------
 ROBERT E. WADE (57)             Director       Since 1991       7                         Director, El Oro Mining and
 51 John F. Kennedy Parkway                                                                Exploration Co., p.l.c.; and FORMERLY,
 Short Hills, NJ 07078                                                                     Director, El Oro Mining and Exploration
                                                                                           Company, p.l.c and The Exploration
                                                                                           Company, p.l.c., (until 2003).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Practicing attorney.
-----------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 **WILLIAM J. LIPPMAN (78)       Director       Since 1996       18                        None
 One Parker Plaza, 9th Floor
 Fort Lee, NJ 07024

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Private Client Group, Inc.; President, Franklin Advisory Services, LLC.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of seven of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 **ANNE M. TATLOCK (64)          Director       Since 2002       7                         Director, Fortune Brands, Inc.
 600 Fifth Avenue, 7th Floor                                                               (consumer products) and Merck &
 New York, NY 10020-2302                                                                   Co. Inc. (pharmaceuticals)

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member - Office of the
 Chairman and Director, Franklin Resources, Inc.; and officer and/or director of some of the other subsidiaries of
 Franklin Resources, Inc.
-----------------------------------------------------------------------------------------------------------------------------------



                                                              Annual Report | 49

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 **DAVID J. WINTERS (41)         Director,      Director since   7                         None
 51 John F. Kennedy Parkway      President,     2001, President
 Short Hills, NJ 07078-2702      Chairman of    since 1999,
                                 the Board      Chairman of the
                                 and Chief      Board and Chief
                                 Executive      Executive
                                 Officer -      Officer -
                                 Investment     Investment
                                 Management     Management
                                                since 2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Chief Investment Officer, and Chief Executive Officer, Franklin Mutual Advisers, LLC., and of three of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (56)           Senior Vice    Since 2002       Not Applicable            None
 500 East Broward Blvd.          President and
 Suite 2100 Fort Lauderdale, FL  Chief
 33394-3091                      Executive
                                 Officer -
                                 Finance and
                                 Administration

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (56)              Vice President Since 2000       Not Applicable            None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
 Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
 Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
 (until 2000).
-----------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)           Vice President Since 2000       Not Applicable            None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President,
 Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment
 Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin
 Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton
 Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman,
 Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995);
 Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------------------------------------------------------------------------


50 |  Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (66)          Vice           Since 2002       Not Applicable            Director, FTI Banque, Arch
 600 Fifth Avenue                President -                                               Chemicals, Inc. and Lingnan
 Rockefeller Center              AML                                                       Foundation.
 New York, NY 10048-0772         Compliance

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 KIMBERLEY H. MONASTERIO (40)    Treasurer      Treasurer        Not Applicable            None
 One Franklin Parkway            and Chief      and Chief
 San Mateo, CA 94403-1906        Financial      Financial
                                 Officer        Officer
                                                since 2003

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin
 Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (66)          Vice           Since 2000       Not Applicable            None
 One Franklin Parkway            President
 San Mateo, CA 94403-1906        and
                                 Secretary

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia)
 Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------------------------



*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**William J. Lippman is considered an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc. (Resources), which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Resources. David J. Winters is considered an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE GRANT, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.



                                                              Annual Report | 51

Mutual Qualified Fund

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.






52 |  Annual Report

Literature Request

For a brochure and prospectus, which contains more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 3
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 4
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 5

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 6
Franklin's AGE High Income Fund
Franklin Federal Money Fund 6,7
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 4
Franklin Income Fund
Franklin Money Fund 6,7
Franklin Short-Intermediate U.S. Government Securities Fund 6
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio 6
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 6
Templeton Global Bond Fund

TAX-FREE INCOME 8

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 6,7

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. Effective June 30, 2003, the fund reopened to all new investors.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.



11/03    Not part of the annual report

[GRAPHIC OMITTED]

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS


One Franklin Parkway
San Mateo, CA 94403-1906



ANNUAL REPORT AND SHAREHOLDER LETTER
Mutual Qualified Fund

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF INVESTMENT OFFICER
David J. Winters

AUDITORS
Ernst & Young LLP
200 Clarendon Streeet
Boston, MA 02116

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN (R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual Qualified Fund prospectus, which contains more complete information, including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


475 A2003 02/04

                                                               DECEMBER 31, 2003
--------------------------------------------------------------------------------

[PHOTO OMITTED]



--------------------------------------------------------------------------------
                  ANNUAL REPORT AND SHAREHOLDER LETTER | VALUE
--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
           MUTUAL BEACON FUND                          Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------





                                     [LOGO]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS
                      Franklin o Templeton o MUTUAL SERIES

Thank You For Your
Continued Participation

At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.


SPECIALIZED EXPERTISE

Mutual Series is part of Franklin Templeton Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.


TRUE DIVERSIFICATION

Because these management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why the funds can be used to build truly diversified portfolios covering every major asset class.


RELIABILITY YOU CAN TRUST

Franklin Templeton Investments seeks to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.








--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS LANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER .......................   1

ANNUAL REPORT

Mutual Beacon Fund .......................   5

Performance Summary ......................   9

Financial Highlights and
Statement of Investments .................  14

Financial Statements .....................  30

Notes to Financial Statements ............  34

Independent Auditors' Report .............  45

Tax Designation ..........................  46

Board Members and Officers ...............  47

Proxy Voting Policies and Procedures .....  51

--------------------------------------------------------------------------------





Regulatory Update

AS OF FEBRUARY 12, 2004


On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, including the Fund and other funds, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. It is anticipated that the Company may be named in additional similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund's adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If it is found that the Company bears responsibility for any unlawful or improper conduct, we have committed to making the funds or their shareholders whole, as appropriate. Any further updates on these matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."





4 |  Not part of the annual report

Annual Report

Mutual Beacon Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Mutual Beacon Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in common and preferred stocks, bonds and convertible securities in the U.S. and other countries.



We are pleased to bring you Mutual Beacon Fund's annual report for the fiscal year ended December 31, 2003.


PERFORMANCE OVERVIEW

Mutual Beacon Fund - Class Z posted a 29.44% cumulative total return for the 12 months ended December 31, 2003, as shown in the Performance Summary beginning on page 9. The Fund outperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which returned 28.67% over the same period.1


ECONOMIC AND MARKET OVERVIEW

Early in 2003, economic uncertainty and geopolitical events pushed U.S. interest rates to their lowest level in more than four decades. The U.S. government injected fiscal stimulus into the economy, approving another round of tax cuts and rebates that included dividend and capital gains tax reductions. In June, an accommodative Federal Reserve Board, in an attempt to bolster the economy, cut the federal funds target rate to 1.00%.

During the year, the U.S. trade deficit increased significantly, contributing to the U.S. dollar's fall to record lows against the euro and other major currencies. However, the weak dollar provided a boost to the U.S. economy and corporate profits as exports became cheaper for foreign buyers. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for



1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                                                               Annual Report | 5
equipment and software, contributed to the accelerated economic activity. In addition, U.S. federal spending stayed firm and inflation remained benign. U.S. gross domestic product (GDP) grew an annualized 8.2% in third quarter 2003, its strongest pace in nearly 20 years, and overall, 2003 GDP grew an estimated 3.1%. As economic data improved, interest rates rose from their lows, and the 10-year Treasury note's yield ended the period at 4.27%.

Foreign economies also showed signs of recovery following a low growth and disinflationary environment that facilitated monetary easing in many major economies during the reporting period. While economic growth accelerated in the U.S., it remained strong in Asia, and was weak, yet positive, in Europe. Despite these signs of economic recovery, benign inflationary trends continued, supported by cyclical productivity gains and excess capacity in labor and capital.

A global equity market rally started in late March 2003 and continued through the end of the year. The rebound began with investors anticipating global economic recovery in the second half of 2003, and it continued as data showed robust economic growth. Improved sentiment led many investors to rotate into economically sensitive and financially leveraged companies, specifically cyclical, technology, small-capitalization and emerging market stocks, which had generally performed poorly in recent years. Consequently, domestic and foreign equity markets generally performed well.

INVESTMENT STRATEGY

We follow a distinctive, three-pronged investment approach, which combines investments in what we believe are substantially undervalued common stocks with distressed debt investing and risk arbitrage. Our style is designed to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankruptcy or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.


MANAGER'S DISCUSSION

While all three prongs of our investment strategy contributed to Fund performance during the year under review, the strongest contributors were the distressed and equity portfolios. Three of our best performers in 2003 included International



GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 12/31/03

U.S.                            64.8%
U.K.                            11.0%
Canada                           4.0%
France                           2.8%
Japan                            2.3%
Switzerland                      2.1%
Spain                            2.0%
Netherlands                      2.0%
Irish Republic                   1.8%
Denmark                          1.8%
South Africa                     1.5%
Norway                           1.2%
Germany                          1.1%
Other Countries                  1.6%






6 |  Annual Report

Steel Group (ISG); White Mountains Insurance Group, a property and casualty (P&C) insurer; and NTL, a distressed cable company investment.

ISG was formed in second quarter 2002 by a group of private equity investors, including the Fund, to purchase certain LTV steel production assets out of bankruptcy. After negotiating with the unions to craft an agreement, the LTV assets purchased were structured so that many "legacy" liabilities, such as pension and post-retirement health care costs, were shed. Using this cost reduction formula, ISG continued to acquire additional steel facilities out of bankruptcy in 2002 and 2003. As ISG restructured and assimilated these facilities, the company emerged as a competitive, low-cost operator and the nation's second-largest steel producer. Our ISG investment's value was highlighted in the public markets during the first half of December when the company raised capital through an initial public offer (IPO). The IPO was very well received and ISG's stock price appreciated almost 40% in December, contributing to a solid 2003 performance.

Our investment in White Mountains reflects our focus on companies with strong or improving fundamentals, attractive valuations and management teams who think like owners. During 2003, the company benefited from strong price increases for primary and reinsurance risks, disciplined underwriting and solid returns from its investment portfolio. While many companies within the P&C insurance industry struggled with eroding capital from past underwriting mistakes and significant losses in their investment portfolios, White Mountains utilized its much-improved balance sheet and industry knowledge to acquire undervalued or capital-constrained insurance companies and to increase exposure to its most attractive lines of businesses. Primarily as a result of these actions, the company continued to improve profitability and enjoyed a 13% increase in its book value during 2003.

NTL, the U.K.'s largest cable company, was formed by a series of acquisitions of independent cable operators. These purchases were financed largely with debt, and in 2001, when NTL failed to generate enough cash flow to meet its interest payments, the company's bonds began to trade at significant discounts to face value. After completing an extensive fundamental analysis, we believed NTL's bonds were trading well below the fair value of the company's operations. We purchased a material amount of NTL debt and became an active member of the creditors committee formed to facilitate the reorganization process. During the restructuring, our investment in NTL bonds was converted to common shares, and the reorganized company emerged from bankruptcy in January 2003. As global cable valuations recovered, the new NTL shares performed well during the year and appreciated more than 15 times from their lows.

Although the Fund's successes during the reporting period were many, not all of our investments performed as well as we hoped. Three of the Fund's significant underperformers included Allied Domecq (sold by year-end), one of the



TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/03

---------------------------------------------------
                                        % OF TOTAL
                                        NET ASSETS
---------------------------------------------------
  Insurance                                   9.9%
---------------------------------------------------
  Metals & Mining                             7.6%
---------------------------------------------------
  Media                                       6.7%
---------------------------------------------------
  Tobacco                                     6.1%
---------------------------------------------------
  Beverages                                   5.1%
---------------------------------------------------
  Food Products                               4.3%
---------------------------------------------------
  Real Estate                                 4.0%
---------------------------------------------------
  Commercial Banks                            3.5%
---------------------------------------------------
  Diversified Financial Services              3.5%
---------------------------------------------------
  Diversified Telecommunication Services      2.7%
---------------------------------------------------


                                                               Annual Report | 7
world's largest spirits and wine companies; Abitibi-Consolidated (sold by year-end), a Canadian paper and forest products company; and Beiersdorf, a German personal care products company. Allied Domecq's stock declined after the company lowered its earnings outlook in February due to a weak U.S. dollar, higher pension expenses and weakness in its Spanish operations. Abitibi's shares underperformed in 2003 after a weak U.S. dollar, soft sales and higher energy prices forced the company to reduce its earnings outlook and cut its dividend. Beiersdorf, which had been the subject of takeover speculation earlier in the year, declined after the company's major shareholders announced the company would remain independent and not be sold.

Thank you for your continued participation in Mutual Beacon Fund. We look forward to serving your future investment needs.





[PHOTO OF DAVID J. WINTERS OMITTED]

/S/David J. Winters
David J. Winters, CFA



[PHOTO OF MATTHEW T. HAYNES OMITTED]

/S/Matthew T. Haynes
Matthew T. Haynes, CFA

Co-Portfolio Managers
Mutual Beacon Fund

[PHOTO OMITTED]

TOP 10 HOLDINGS
12/31/03

-------------------------------------------------
  COMPANY                             % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY            NET ASSETS
-------------------------------------------------
  White Mountains Insurance Group Inc.,
  common & restricted                       3.4%
   INSURANCE, U.S.
-------------------------------------------------
  Berkshire Hathaway Inc., A & B            2.6%
   INSURANCE, U.S.
-------------------------------------------------
  International Steel Group                 2.3%
   METALS & MINING, U.S.
-------------------------------------------------
  Altadis SA                                2.0%
   TOBACCO, SPAIN
-------------------------------------------------
  Washington Post Co., B                    1.8%
   MEDIA, U.S.
-------------------------------------------------
  British American Tobacco PLC, ord. & ADR  1.7%
   TOBACCO, U.K.
-------------------------------------------------
  NTL Inc., common & restricted             1.7%
   DIVERSIFIED TELECOMMUNICATION
   SERVICES, U.K.
-------------------------------------------------
  Liberty Media Corp., A                    1.6%
   MEDIA, U.S.
-------------------------------------------------
  Impala Platinum Holdings Ltd.             1.4%
   METALS & MINING, SOUTH AFRICA
-------------------------------------------------
  Carlsberg AS, A & B                       1.3%
   BEVERAGES, DENMARK
-------------------------------------------------





THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



8 |  Annual Report

Performance Summary as of 12/31/03

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
-------------------------------------------------------------------------------------------------
  CLASS Z                                               CHANGE          12/31/03         12/31/02
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$3.08            $14.39           $11.31
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
-------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2313
-------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE          12/31/03         12/31/02
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$3.06            $14.33           $11.27
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
-------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1901
-------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE          12/31/03         12/31/02
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$2.99            $14.06           $11.07
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
-------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1201
-------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE          12/31/03         12/31/02
-------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$3.04            $14.25           $11.21
-------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
-------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1119
-------------------------------------------------------------------------------------------------



         Annual Report | Past performance does not guarantee future results. | 9

PERFORMANCE 1
-----------------------------------------------------------------------------------------------------
  CLASS Z                                                1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                              29.44%          63.14%           230.95%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                          29.44%          10.28%            12.71%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                         $12,944         $16,314           $33,095
-----------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR   INCEPTION (11/1/96)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                              28.99%          60.24%           113.38%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                          21.54%           8.59%            10.24%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                         $12,154         $15,101           $20,111
-----------------------------------------------------------------------------------------------------
  CLASS B                                                1-YEAR          5-YEAR    INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                              28.22%          54.91%            54.91%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                          24.22%           8.86%             8.86%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                         $12,422         $15,291           $15,291
-----------------------------------------------------------------------------------------------------
  CLASS C                                                1-YEAR          5-YEAR   INCEPTION (11/1/96)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                              28.24%          55.24%           103.89%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                          26.01%           8.98%            10.30%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                         $12,601         $15,371           $20,185
-----------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



10 |  Past performance does not guarantee future results.  |  Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS Z (1/1/94-12/31/03)

[LINE GRAPH OMITTED]

Date                    Mutual Beacon Fund             S&P 500 5
1/1/94                  $10,000                        $10,000
1/31/94                 $10,363                        $10,340
2/28/94                 $10,270                        $10,059
3/31/94                 $10,084                        $9,622
4/30/94                 $10,251                        $9,745
5/31/94                 $10,357                        $9,904
6/30/94                 $10,283                        $9,662
7/31/94                 $10,551                        $9,979
8/31/94                 $10,959                        $10,387
9/30/94                 $10,817                        $10,133
10/31/94                $10,794                        $10,361
11/30/94                $10,529                        $9,984
12/31/94                $10,561                        $10,132
1/31/95                 $10,783                        $10,394
2/28/95                 $11,150                        $10,799
3/31/95                 $11,222                        $11,117
4/30/95                 $11,538                        $11,444
5/31/95                 $11,831                        $11,901
6/30/95                 $11,964                        $12,177
7/31/95                 $12,496                        $12,580
8/31/95                 $12,690                        $12,612
9/30/95                 $13,034                        $13,144
10/31/95                $12,772                        $13,097
11/30/95                $13,096                        $13,671
12/31/95                $13,296                        $13,934
1/31/96                 $13,806                        $14,408
2/29/96                 $14,176                        $14,542
3/31/96                 $14,361                        $14,682
4/30/96                 $14,557                        $14,898
5/31/96                 $14,761                        $15,282
6/30/96                 $14,666                        $15,340
7/31/96                 $14,091                        $14,663
8/31/96                 $14,575                        $14,973
9/30/96                 $14,983                        $15,814
10/31/96                $15,116                        $16,250
11/30/96                $15,879                        $17,478
12/31/96                $16,113                        $17,132
1/31/97                 $16,667                        $18,201
2/28/97                 $17,027                        $18,344
3/31/97                 $16,791                        $17,592
4/30/97                 $16,890                        $18,641
5/31/97                 $17,585                        $19,775
6/30/97                 $18,094                        $20,661
7/31/97                 $19,098                        $22,304
8/31/97                 $18,895                        $21,055
9/30/97                 $19,830                        $22,208
10/31/97                $19,199                        $21,467
11/30/97                $19,476                        $22,460
12/31/97                $19,817                        $22,845
1/31/98                 $19,705                        $23,098
2/28/98                 $20,772                        $24,762
3/31/98                 $21,656                        $26,029
4/30/98                 $21,937                        $26,291
5/31/98                 $22,007                        $25,840
6/30/98                 $21,853                        $26,889
7/31/98                 $21,321                        $26,603
8/31/98                 $18,406                        $22,761
9/30/98                 $18,020                        $24,219
10/31/98                $19,092                        $26,187
11/30/98                $20,178                        $27,774
12/31/98                $20,286                        $29,373
1/31/99                 $20,642                        $30,601
2/28/99                 $20,410                        $29,650
3/31/99                 $21,353                        $30,836
4/30/99                 $23,039                        $32,030
5/31/99                 $23,255                        $31,275
6/30/99                 $23,893                        $33,009
7/31/99                 $23,388                        $31,980
8/31/99                 $22,552                        $31,822
9/30/99                 $21,968                        $30,950
10/31/99                $22,583                        $32,908
11/30/99                $23,120                        $33,577
12/31/99                $23,693                        $35,553
1/31/00                 $23,111                        $33,767
2/29/00                 $22,460                        $33,129
3/31/00                 $24,703                        $36,368
4/30/00                 $24,412                        $35,274
5/31/00                 $24,720                        $34,552
6/30/00                 $24,431                        $35,404
7/31/00                 $25,053                        $34,851
8/31/00                 $26,095                        $37,014
9/30/00                 $26,150                        $35,061
10/31/00                $26,589                        $34,912
11/30/00                $25,894                        $32,162
12/31/00                $27,087                        $32,319
1/31/01                 $28,849                        $33,465
2/28/01                 $28,687                        $30,416
3/31/01                 $27,857                        $28,490
4/30/01                 $29,011                        $30,702
5/31/01                 $29,982                        $30,908
6/30/01                 $30,213                        $30,156
7/31/01                 $30,399                        $29,859
8/31/01                 $29,758                        $27,992
9/30/01                 $27,131                        $25,732
10/31/01                $27,111                        $26,223
11/30/01                $28,083                        $28,234
12/31/01                $28,743                        $28,481
1/31/02                 $28,633                        $28,066
2/28/02                 $28,810                        $27,524
3/31/02                 $29,602                        $28,560
4/30/02                 $29,867                        $26,829
5/31/02                 $29,977                        $26,632
6/30/02                 $27,906                        $24,735
7/31/02                 $26,080                        $22,808
8/31/02                 $26,325                        $22,957
9/30/02                 $24,899                        $20,465
10/31/02                $25,233                        $22,264
11/30/02                $25,723                        $23,573
12/31/02                $25,569                        $22,189
1/31/03                 $25,297                        $21,609
2/28/03                 $24,732                        $21,284
3/31/03                 $24,800                        $21,489
4/30/03                 $26,405                        $23,260
5/31/03                 $27,829                        $24,484
6/30/03                 $28,315                        $24,797
7/31/03                 $28,634                        $25,234
8/31/03                 $29,454                        $25,725
9/30/03                 $29,408                        $25,453
10/31/03                $30,615                        $26,892
11/30/03                $31,709                        $27,128
12/31/03                $33,095                        $28,550


CLASS A (11/1/96-12/31/03)

[LINE GRAPH OMITTED]

Date                    Mutual Beacon Fund             S&P 500 5
11/1/96                 $9,425                         $10,000
11/30/96                $9,895                         $10,755
12/31/96                $10,038                        $10,542
1/31/97                 $10,381                        $11,200
2/28/97                 $10,598                        $11,288
3/31/97                 $10,451                        $10,825
4/30/97                 $10,512                        $11,471
5/31/97                 $10,938                        $12,169
6/30/97                 $11,255                        $12,714
7/31/97                 $11,873                        $13,725
8/31/97                 $11,747                        $12,957
9/30/97                 $12,322                        $13,666
10/31/97                $11,920                        $13,210
11/30/97                $12,094                        $13,821
12/31/97                $12,302                        $14,058
1/31/98                 $12,232                        $14,213
2/28/98                 $12,887                        $15,238
3/31/98                 $13,428                        $16,018
4/30/98                 $13,603                        $16,179
5/31/98                 $13,638                        $15,901
6/30/98                 $13,542                        $16,546
7/31/98                 $13,211                        $16,371
8/31/98                 $11,398                        $14,006
9/30/98                 $11,149                        $14,904
10/31/98                $11,816                        $16,115
11/30/98                $12,491                        $17,091
12/31/98                $12,550                        $18,075
1/31/99                 $12,771                        $18,831
2/28/99                 $12,617                        $18,246
3/31/99                 $13,193                        $18,975
4/30/99                 $14,228                        $19,710
5/31/99                 $14,372                        $19,245
6/30/99                 $14,757                        $20,313
7/31/99                 $14,444                        $19,679
8/31/99                 $13,916                        $19,582
9/30/99                 $13,554                        $19,046
10/31/99                $13,925                        $20,251
11/30/99                $14,258                        $20,662
12/31/99                $14,608                        $21,878
1/31/00                 $14,249                        $20,779
2/29/00                 $13,836                        $20,386
3/31/00                 $15,211                        $22,379
4/30/00                 $15,031                        $21,706
5/31/00                 $15,222                        $21,262
6/30/00                 $15,029                        $21,786
7/31/00                 $15,413                        $21,446
8/31/00                 $16,046                        $22,777
9/30/00                 $16,080                        $21,575
10/31/00                $16,351                        $21,484
11/30/00                $15,922                        $19,791
12/31/00                $16,638                        $19,888
1/31/01                 $17,723                        $20,593
2/28/01                 $17,611                        $18,717
3/31/01                 $17,099                        $17,532
4/30/01                 $17,798                        $18,893
5/31/01                 $18,397                        $19,020
6/30/01                 $18,521                        $18,557
7/31/01                 $18,636                        $18,374
8/31/01                 $18,228                        $17,225
9/30/01                 $16,636                        $15,834
10/31/01                $16,611                        $16,137
11/30/01                $17,196                        $17,374
12/31/01                $17,600                        $17,526
1/31/02                 $17,533                        $17,271
2/28/02                 $17,627                        $16,938
3/31/02                 $18,114                        $17,575
4/30/02                 $18,277                        $16,510
5/31/02                 $18,331                        $16,388
6/30/02                 $17,054                        $15,221
7/31/02                 $15,932                        $14,035
8/31/02                 $16,083                        $14,127
9/30/02                 $15,208                        $12,593
10/31/02                $15,399                        $13,701
11/30/02                $15,686                        $14,506
12/31/02                $15,591                        $13,654
1/31/03                 $15,425                        $13,297
2/28/03                 $15,080                        $13,098
3/31/03                 $15,107                        $13,223
4/30/03                 $16,089                        $14,313
5/31/03                 $16,961                        $15,066
6/30/03                 $17,253                        $15,259
7/31/03                 $17,435                        $15,528
8/31/03                 $17,922                        $15,830
9/30/03                 $17,895                        $15,663
10/31/03                $18,633                        $16,548
11/30/03                $19,288                        $16,694
12/31/03                $20,111                        $17,569


        Annual Report | Past performance does not guarantee future results. | 11

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS B                    12/31/03
--------------------------------------
  1-Year                       24.22%
--------------------------------------
  5-Year                        8.86%
--------------------------------------
  Since Inception (1/1/99)      8.86%
--------------------------------------


CLASS B (1/1/99-12/31/03)

[LINE GRAPH OMITTED]

Date                Mutual Beacon Fund                        S&P 500 5
1/1/99              $10,000                                   $10,000
1/31/99             $10,160                                   $10,418
2/28/99             $10,031                                   $10,094
3/31/99             $10,481                                   $10,498
4/30/99             $11,291                                   $10,905
5/31/99             $11,398                                   $10,647
6/30/99             $11,693                                   $11,238
7/31/99             $11,436                                   $10,887
8/31/99             $11,015                                   $10,834
9/30/99             $10,719                                   $10,537
10/31/99            $11,007                                   $11,203
11/30/99            $11,265                                   $11,431
12/31/99            $11,533                                   $12,104
1/31/00             $11,247                                   $11,496
2/29/00             $10,918                                   $11,279
3/31/00             $11,996                                   $12,381
4/30/00             $11,845                                   $12,009
5/31/00             $11,988                                   $11,763
6/30/00             $11,840                                   $12,053
7/31/00             $12,127                                   $11,865
8/31/00             $12,622                                   $12,601
9/30/00             $12,631                                   $11,936
10/31/00            $12,846                                   $11,886
11/30/00            $12,496                                   $10,949
12/31/00            $13,054                                   $11,003
1/31/01             $13,896                                   $11,393
2/28/01             $13,806                                   $10,355
3/31/01             $13,390                                   $9,699
4/30/01             $13,935                                   $10,453
5/31/01             $14,401                                   $10,523
6/30/01             $14,487                                   $10,267
7/31/01             $14,568                                   $10,166
8/31/01             $14,244                                   $9,530
9/30/01             $12,990                                   $8,760
10/31/01            $12,959                                   $8,927
11/30/01            $13,415                                   $9,612
12/31/01            $13,722                                   $9,696
1/31/02             $13,658                                   $9,555
2/28/02             $13,722                                   $9,371
3/31/02             $14,097                                   $9,723
4/30/02             $14,215                                   $9,134
5/31/02             $14,258                                   $9,067
6/30/02             $13,253                                   $8,421
7/31/02             $12,375                                   $7,765
8/31/02             $12,483                                   $7,816
9/30/02             $11,801                                   $6,967
10/31/02            $11,942                                   $7,580
11/30/02            $12,169                                   $8,025
12/31/02            $12,081                                   $7,554
1/31/03             $11,950                                   $7,357
2/28/03             $11,677                                   $7,246
3/31/03             $11,688                                   $7,316
4/30/03             $12,441                                   $7,919
5/31/03             $13,107                                   $8,335
6/30/03             $13,320                                   $8,442
7/31/03             $13,463                                   $8,591
8/31/03             $13,825                                   $8,758
9/30/03             $13,793                                   $8,665
10/31/03            $14,353                                   $9,155
11/30/03            $14,848                                   $9,236
12/31/03            $15,291                                   $9,720






AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS C                    12/31/03
--------------------------------------
  1-Year                       26.01%
--------------------------------------
  5-Year                        8.98%
--------------------------------------
  Since Inception (11/1/96)    10.30%
--------------------------------------



CLASS C (11/1/96-12/31/03)

[LINE GRAPH OMITTED]

Date                         Mutual Beacon Fund            S&P 500 5
11/1/96                      $9,900                        $10,000
11/30/96                     $10,392                       $10,755
12/31/96                     $10,538                       $10,542
1/31/97                      $10,890                       $11,200
2/28/97                      $11,109                       $11,288
3/31/97                      $10,947                       $10,825
4/30/97                      $11,012                       $11,471
5/31/97                      $11,450                       $12,169
6/30/97                      $11,775                       $12,714
7/31/97                      $12,411                       $13,725
8/31/97                      $12,279                       $12,957
9/30/97                      $12,874                       $13,666
10/31/97                     $12,453                       $13,210
11/30/97                     $12,618                       $13,821
12/31/97                     $12,823                       $14,058
1/31/98                      $12,741                       $14,213
2/28/98                      $13,426                       $15,238
3/31/98                      $13,983                       $16,018
4/30/98                      $14,148                       $16,179
5/31/98                      $14,184                       $15,901
6/30/98                      $14,075                       $16,546
7/31/98                      $13,722                       $16,371
8/31/98                      $11,837                       $14,006
9/30/98                      $11,577                       $14,904
10/31/98                     $12,255                       $16,115
11/30/98                     $12,951                       $17,091
12/31/98                     $13,003                       $18,075
1/31/99                      $13,222                       $18,831
2/28/99                      $13,052                       $18,246
3/31/99                      $13,651                       $18,975
4/30/99                      $14,718                       $19,710
5/31/99                      $14,847                       $19,245
6/30/99                      $15,244                       $20,313
7/31/99                      $14,908                       $19,679
8/31/99                      $14,360                       $19,582
9/30/99                      $13,974                       $19,046
10/31/99                     $14,350                       $20,251
11/30/99                     $14,685                       $20,662
12/31/99                     $15,037                       $21,878
1/31/00                      $14,655                       $20,779
2/29/00                      $14,228                       $20,386
3/31/00                      $15,639                       $22,379
4/30/00                      $15,442                       $21,706
5/31/00                      $15,628                       $21,262
6/30/00                      $15,424                       $21,786
7/31/00                      $15,809                       $21,446
8/31/00                      $16,450                       $22,777
9/30/00                      $16,473                       $21,575
10/31/00                     $16,741                       $21,484
11/30/00                     $16,287                       $19,791
12/31/00                     $17,024                       $19,888
1/31/01                      $18,113                       $20,593
2/28/01                      $17,998                       $18,717
3/31/01                      $17,460                       $17,532
4/30/01                      $18,165                       $18,893
5/31/01                      $18,767                       $19,020
6/30/01                      $18,886                       $18,557
7/31/01                      $18,990                       $18,374
8/31/01                      $18,571                       $17,225
9/30/01                      $16,935                       $15,834
10/31/01                     $16,896                       $16,137
11/30/01                     $17,485                       $17,374
12/31/01                     $17,885                       $17,526
1/31/02                      $17,802                       $17,271
2/28/02                      $17,899                       $16,938
3/31/02                      $18,382                       $17,575
4/30/02                      $18,534                       $16,510
5/31/02                      $18,576                       $16,388
6/30/02                      $17,276                       $15,221
7/31/02                      $16,131                       $14,035
8/31/02                      $16,271                       $14,127
9/30/02                      $15,377                       $12,593
10/31/02                     $15,572                       $13,701
11/30/02                     $15,852                       $14,506
12/31/02                     $15,740                       $13,654
1/31/03                      $15,571                       $13,297
2/28/03                      $15,206                       $13,098
3/31/03                      $15,234                       $13,223
4/30/03                      $16,217                       $14,313
5/31/03                      $17,074                       $15,066
6/30/03                      $17,361                       $15,259
7/31/03                      $17,545                       $15,528
8/31/03                      $18,026                       $15,830
9/30/03                      $17,984                       $15,663
10/31/03                     $18,705                       $16,548
11/30/03                     $19,355                       $16,694
12/31/03                     $20,185                       $17,569






12 |  Past performance does not guarantee future results.  |  Annual Report

ENDNOTES


THE FUND INVESTS IN SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: No initial sales charge or Rule 12b-1 fees; shares are available only to certain investors, as described in the prospectus.

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).
5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


        Annual Report | Past performance does not guarantee future results. | 13

Mutual Beacon Fund

FINANCIAL HIGHLIGHTS


                                                                --------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
CLASS Z                                                              2003         2002         2001         2000         1999
                                                                --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................      $11.31       $13.05       $13.38       $13.84       $13.12
                                                                --------------------------------------------------------------

Income from investment operations:

 Net investment income a ....................................         .19          .23          .21          .22          .22

 Net realized and unrealized gains (losses) .................        3.13        (1.66)         .60         1.62         1.95
                                                                --------------------------------------------------------------
Total from investment operations ............................        3.32        (1.43)         .81         1.84         2.17
                                                                --------------------------------------------------------------

Less distributions from:

 Net investment income ......................................        (.23)        (.20)        (.20)        (.44)        (.27)

 Net realized gains .........................................          --         (.11)        (.94)       (1.86)       (1.18)
                                                                --------------------------------------------------------------
Total distributions .........................................        (.23)        (.31)       (1.14)       (2.30)       (1.45)
                                                                --------------------------------------------------------------
Net asset value, end of year ................................      $14.40       $11.31       $13.05       $13.38       $13.84
                                                                --------------------------------------------------------------

Total return b ..............................................      29.44%     (11.05)%        6.11%       14.33%       16.79%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............................  $3,112,212   $2,572,002   $3,090,827   $3,041,905   $3,217,509

Ratios to average net assets:*

 Expensesc ..................................................        .86%         .80%         .79%         .81%         .79%

 Expenses excluding waiver and payments by affiliatec .......        .86%         .80%         .79%         .83%         .83%

 Net investment income ......................................       1.48%        1.88%        1.47%        1.55%        1.52%

Portfolio turnover rate .....................................      49.61%       52.27%       55.25%       62.11%       67.61%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ...................................................        .83%         .79%         .78%         .78%         .78%
 Expenses, excluding waiver and payments by affiliate .......        .83%         .79%         .78%         .80%         .82%




a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.






14 |  Annual Report

Mutual Beacon Fund

                                                                   -----------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
CLASS A                                                                  2003         2002       2001        2000        1999
                                                                   -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................       $11.27       $13.01     $13.34      $13.81      $13.09
                                                                   -----------------------------------------------------------

Income from investment operations:

 Net investment income a .......................................          .14          .19        .16         .17         .17

 Net realized and unrealized gains (losses) ....................         3.12        (1.66)       .60        1.61        1.95
                                                                   -----------------------------------------------------------
Total from investment operations ...............................         3.26        (1.47)       .76        1.78        2.12
                                                                   -----------------------------------------------------------
Less distributions from:

 Net investment income .........................................         (.19)        (.16)      (.15)       (.39)       (.21)

 Net realized gains ............................................           --         (.11)      (.94)      (1.86)      (1.19)
                                                                   -----------------------------------------------------------
Total distributions ............................................         (.19)        (.27)     (1.09)      (2.25)      (1.40)
                                                                   -----------------------------------------------------------
Net asset value, end of year ...................................       $14.34       $11.27     $13.01      $13.34      $13.81
                                                                   -----------------------------------------------------------

Total return b .................................................       28.99%     (11.41)%      5.78%      13.89%      16.40%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................................   $1,301,620     $918,983   $977,558    $757,323    $760,769

Ratios to average net assets:*

 Expenses c ....................................................        1.21%        1.15%      1.14%       1.16%       1.14%

 Expenses excluding waiver and payments by affiliate c .........        1.21%        1.15%      1.14%       1.18%       1.18%

 Net investment income .........................................        1.13%        1.53%      1.12%       1.20%       1.18%

Portfolio turnover rate ........................................       49.61%       52.27%     55.25%      62.11%      67.61%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ......................................................        1.18%        1.14%      1.13%       1.13%       1.13%
 Expenses, excluding waiver and payments by affiliate ..........        1.18%        1.14%      1.13%       1.15%       1.17%



a Based on average daily shares outstanding.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.




                                                              Annual Report | 15

Mutual Beacon Fund

                                                                     ---------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
CLASS B                                                                  2003         2002       2001        2000        1999 D
                                                                     ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................     $11.07       $12.80     $13.18      $13.69      $13.09
                                                                     ---------------------------------------------------------

Income from investment operations:

 Net investment income a .........................................        .05          .11        .06          --         .05

 Net realized and unrealized gains (losses) ......................       3.06        (1.63)       .60        1.67        1.93
                                                                     ---------------------------------------------------------
Total from investment operations .................................       3.11        (1.52)       .66        1.67        1.98
                                                                     ---------------------------------------------------------
Less distributions from:

 Net investment income ...........................................       (.12)        (.10)      (.10)       (.32)       (.19)

 Net realized gains ..............................................         --         (.11)      (.94)      (1.86)      (1.19)
                                                                     ---------------------------------------------------------
Total distributions ..............................................       (.12)        (.21)     (1.04)      (2.18)      (1.38)
                                                                     ---------------------------------------------------------
Net asset value, end of year .....................................     $14.06       $11.07     $12.80      $13.18      $13.69
                                                                     ---------------------------------------------------------

Total return b ...................................................     28.22%     (11.96)%      5.12%      13.19%      15.33%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................   $155,572     $100,405    $64,512     $18,376      $8,956

Ratios to average net assets:*

 Expenses c ......................................................      1.86%        1.80%      1.79%       1.81%       1.79%

 Expenses excluding waiver and payments by affiliate c ...........      1.86%        1.80%      1.79%       1.83%       1.84%

 Net investment income ...........................................       .48%         .88%       .44%        .58%        .37%

Portfolio turnover rate ..........................................     49.61%       52.27%     55.25%      62.11%      67.61%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ........................................................       1.83%       1.79%      1.78%       1.78%       1.78%
 Expenses, excluding waiver and payments by affiliate ............       1.83%       1.79%      1.78%       1.80%       1.83%




a Based on average daily shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.
d Effective date of Class B shares was January 1, 1999.




16 |  Annual Report

Mutual Beacon Fund

                                                                     ---------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
CLASS C                                                                  2003         2002       2001        2000        1999
                                                                     ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................    $11.22       $12.94     $13.28      $13.75      $13.04
                                                                     ---------------------------------------------------------
Income from investment operations:

 Net investment income a ..........................................       .06          .11        .07         .08         .07

 Net realized and unrealized gains (losses) .......................      3.09        (1.64)       .60        1.61        1.94
                                                                     ---------------------------------------------------------
Total from investment operations ..................................      3.15        (1.53)       .67        1.69        2.01
                                                                     ---------------------------------------------------------
Less distributions from:

 Net investment income ............................................      (.11)        (.08)      (.07)       (.30)       (.12)

 Net realized gains ...............................................        --         (.11)      (.94)      (1.86)      (1.18)
                                                                     ---------------------------------------------------------
Total distributions ...............................................      (.11)        (.19)     (1.01)      (2.16)      (1.30)
                                                                     ---------------------------------------------------------
Net asset value, end of year ......................................    $14.26       $11.22     $12.94      $13.28      $13.75
                                                                     ---------------------------------------------------------

Total return b ....................................................    28.24%     (11.99)%      5.06%      13.21%      15.65%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................................  $579,825     $443,683   $482,080    $419,481    $459,807

Ratios to average net assets:*

 Expenses c .......................................................     1.86%        1.79%      1.78%       1.80%       1.78%

 Expenses excluding waiver and payments by affiliate c ............     1.86%        1.79%      1.78%       1.82%       1.83%

 Net investment income ............................................      .48%         .89%       .48%        .56%        .52%

Portfolio turnover rate ...........................................    49.61%       52.27%     55.25%      62.11%      67.61%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses .........................................................     1.83%        1.78%      1.77%       1.77%       1.77%
 Expenses, excluding waiver and payments by affiliate .............     1.83%        1.78%      1.77%       1.79%       1.82%




a Based on average daily shares outstanding.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.




                         Annual Report | See notes to financial statements. | 17

Mutual Beacon Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2003

------------------------------------------------------------------------------------------------------------------------------
                                                                                          SHARES/WARRANTS/
                                                                            COUNTRY           CONTRACTS             VALUE
------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS 70.2%
      AEROSPACE & DEFENSE .7%
      Northrop Grumman Corp. .........................................   United States        353,800          $   33,823,280
                                                                                                               ---------------
      AIRLINES
    a Atlantic Coast Airlines Holdings Inc. ..........................   United States         33,800                 334,620
                                                                                                               ---------------
      BEVERAGES 5.1%
      Brown-Forman Corp., A ..........................................   United States        154,130              14,942,904
      Brown-Forman Corp., B ..........................................   United States        181,309              16,943,326
    a Carlsberg AS, A ................................................      Denmark            74,900               3,083,218
      Carlsberg AS, B ................................................      Denmark         1,403,023              64,647,223
      Coca-Cola Enterprises Inc. .....................................   United States        295,800               6,469,146
      Diageo PLC .....................................................  United Kingdom      4,764,700              62,692,299
      Heineken Holding NV, A .........................................    Netherlands       1,344,211              45,999,552
      Orkla ASA ......................................................      Norway          2,066,250              46,276,944
      Pepsi Bottling Group Inc. ......................................   United States        111,000               2,683,980
                                                                                                               ---------------
                                                                                                                  263,738,592
                                                                                                               ---------------
      BIOTECHNOLOGY
    a SICOR Inc. .....................................................   United States         31,700                 862,240
                                                                                                               ---------------
      CAPITAL MARKETS .3%
      Bear Stearns Cos. Inc. .........................................   United States        222,902              17,821,015
                                                                                                               ---------------
      CHEMICALS 1.5%
      Agrium Inc. ....................................................      Canada            824,400              13,569,624
      Agrium Inc., fgn. ..............................................      Canada            331,200               5,482,196
      Givaudan AG ....................................................    Switzerland          61,950              32,158,399
      Solvay SA ......................................................      Belgium           289,602              25,113,695
                                                                                                               ---------------
                                                                                                                   76,323,914
                                                                                                               ---------------
      COMMERCIAL BANKS 3.6%
      Allied Irish Banks PLC .........................................  Irish Republic      1,321,618              21,137,886
      Bank of Ireland ................................................  Irish Republic      2,675,749              36,416,917
      Danske Bank ....................................................      Denmark           996,500              23,379,933
      DNB Holding ASA ................................................      Norway          2,807,050              18,755,016
      First Niagara Financial Group Inc. .............................   United States      1,738,936              25,927,536
      Fleet Boston Financial Corp. ...................................   United States        155,480               6,786,702
      KeyCorp ........................................................   United States        462,000              13,545,840
a,b,c Nippon Investment LLC ..........................................     Japan           10,862,000               4,127,560
      Unionbancal Corp. ..............................................   United States        646,900              37,222,626
                                                                                                               ---------------
                                                                                                                  187,300,016
                                                                                                               ---------------
      COMMERCIAL SERVICES & SUPPLIES .6%
    a Alderwoods Group Inc. ..........................................   United States        634,298               5,975,087
    a Cendant Corp. ..................................................   United States      1,034,843              23,045,954
                                                                                                               ---------------
                                                                                                                   29,021,041
                                                                                                               ---------------
      COMPUTERS & PERIPHERALS
    a DecisionOne Corp. ..............................................   United States        278,121                 556,242
                                                                                                               ---------------
      CONSTRUCTION & ENGINEERING .5%
      Vinci SA .......................................................      France            334,854              27,728,513
                                                                                                               ---------------



18 |  Annual Report

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------
                                                                                          SHARES/WARRANTS/
                                                                            COUNTRY           CONTRACTS             VALUE
------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
      DIVERSIFIED FINANCIAL SERVICES 3.4%
      Brascan Corp., A ...............................................      Canada          1,926,000          $   59,214,533
a,b,c FE Capital Holdings Ltd. .......................................       Japan             13,807              13,807,200
    a Irish Life & Permanent PLC .....................................  Irish Republic      2,265,819              36,439,445
  a,b Leucadia National Corp. ........................................   United States        865,040              37,884,427
      Luminent Mortgage Capital Inc. .................................   United States        269,697               3,802,728
      Pargesa Holdings SA ............................................    Switzerland           9,656              25,764,948
                                                                                                               ---------------
                                                                                                                  176,913,281
                                                                                                               ---------------
      DIVERSIFIED TELECOMMUNICATION SERVICES 2.7%
a,b,d AboveNet Inc. ..................................................   United States         81,636               2,445,349
      BCE Inc. .......................................................      Canada            786,900              17,598,305
      Global Crossing Holdings Ltd., Contingent Equity Distribution ..   United States     60,719,932                  53,130
    a Global Crossing Ltd. ...........................................   United States         91,940               3,034,031
    a NTL Inc. .......................................................  United Kingdom        716,421              49,970,365
  a,b NTL Inc. .......................................................  United Kingdom        542,874              35,972,188
    a Spectrasite Inc. ...............................................   United States        632,164              21,967,699
    a XO Communications Inc. .........................................   United States      1,349,370               5,734,823
                                                                                                               ---------------
                                                                                                                  136,775,890
                                                                                                               ---------------
      ELECTRIC UTILITIES .8%
      E.ON AG ........................................................      Germany           509,780              33,391,619
  a,b PG & E Corp., wts., 9/02/06 ....................................   United States         15,572                 389,051
    a Reliant Resources Inc. .........................................   United States      1,285,300               9,459,808
                                                                                                               ---------------
                                                                                                                   43,240,478
                                                                                                               ---------------
      FOOD & STAPLES RETAILING .4%
    a Kroger Co. .....................................................   United States        839,740              15,543,587
    a Safeway Inc. ...................................................   United States        286,000               6,266,260
                                                                                                               ---------------
                                                                                                                   21,809,847
                                                                                                               ---------------
      FOOD PRODUCTS 4.4%
      Cadbury Schweppes PLC ..........................................  United Kingdom      4,497,511              33,030,270
      CSM NV .........................................................    Netherlands         632,207              13,827,534
      Farmer Brothers Co. ............................................   United States         93,236              29,019,705
      Groupe Danone ..................................................      France            361,000              58,922,048
      Nestle SA ......................................................    Switzerland         198,235              49,528,696
      Weetabix Ltd., A ...............................................  United Kingdom        462,733              43,903,348
                                                                                                               ---------------
                                                                                                                  228,231,601
                                                                                                               ---------------
      HEALTH CARE EQUIPMENT & SUPPLIES .6%
      Hillenbrand Industries Inc. ....................................   United States        471,400              29,255,084
                                                                                                               ---------------
      HEALTH CARE PROVIDERS & SERVICES 1.4%
    a AdvancePCS .....................................................   United States         42,700               2,248,582
      HCA Inc. .......................................................   United States        341,900              14,688,024
a,c,d Kindred Healthcare Inc. ........................................   United States        682,285              33,691,915
  c,d Kindred Healthcare Inc., Jan. 52 Calls, 1/01/13 ................   United States            166                      --
  c,d Kindred Healthcare Inc., Jul. 47.50 Calls, 7/11/11 .............   United States          1,106                 495,488
a,c,d Kindred Healthcare Inc., wts., Series A, 4/20/06 ...............   United States        121,432               2,824,023
a,c,d Kindred Healthcare Inc., wts., Series B, 4/20/06 ...............   United States        303,580               6,359,242


                                                              Annual Report | 19

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------
                                                                                          SHARES/WARRANTS/
                                                                            COUNTRY           CONTRACTS             VALUE
------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
      HEALTH CARE PROVIDERS & SERVICES (CONT.)
    a Laboratory Corp. of America Holdings ...........................   United States         93,200          $    3,443,740
    a Mid Atlantic Medical Services Inc. .............................   United States         36,000               2,332,800
    a Rotech Healthcare Inc. .........................................   United States        214,860               4,941,780
    a Wellpoint Health Networks Inc. .................................   United States         21,200               2,056,188
                                                                                                               ---------------
                                                                                                                   73,081,782
                                                                                                               ---------------
      HOTELS RESTAURANTS & LEISURE .3%
      Cara Operations Ltd. ...........................................      Canada             11,800                  65,654
      Cara Operations Ltd., A ........................................      Canada            331,400               1,815,680
  a,c FHC Delaware Inc. ..............................................   United States        507,977               3,997,779
    a Park Place Entertainment Corp. .................................   United States        637,800               6,907,374
                                                                                                               ---------------
                                                                                                                   12,786,487
                                                                                                               ---------------
      INSURANCE 10.0%
    a Alleghany Corp. ................................................   United States        156,697              34,865,083
    a Berkshire Hathaway Inc., A .....................................   United States            741              62,429,250
    a Berkshire Hathaway Inc., B .....................................   United States         24,750              69,671,250
      Hartford Financial Services Group Inc. .........................   United States        500,800              29,562,224
      John Hancock Financial Services Inc. ...........................   United States        183,600               6,885,000
    a Montpelier Re Holdings Ltd. ....................................      Bermuda           242,150               8,886,905
      Old Republic International Corp. ...............................   United States      1,655,145              41,974,477
  a,b Olympus Re Holdings Ltd. .......................................      Bermuda           106,700              16,876,739
      Prudential Financial Inc. ......................................   United States        722,500              30,178,825
      Travelers Property Casualty Corp., A ...........................   United States      2,388,800              40,084,064
      White Mountains Insurance Group Inc. ...........................   United States        248,918             114,489,834
    b White Mountains Insurance Group Inc. ...........................   United States        139,203              60,825,099
                                                                                                               ---------------
                                                                                                                  516,728,750
                                                                                                               ---------------
      IT SERVICES .1%
      Comdisco Contingent Equity Distribution ........................   United States     54,914,113                 203,182
    a Comdisco Holding Co. Inc. ......................................   United States            117                   4,680
    a Concord EFS Inc. ...............................................   United States        246,100               3,652,124
                                                                                                               ---------------
                                                                                                                    3,859,986
                                                                                                               ---------------
      LEISURE EQUIPMENT & PRODUCTS .6%
      Nintendo Co. Ltd. ..............................................       Japan            336,200              31,370,719
                                                                                                               ---------------
      MACHINERY .8%
  a,b Lancer Industries Inc., B ......................................   United States              1                 245,476
    a Mueller Industries Inc. ........................................   United States      1,125,835              38,683,691
                                                                                                               ---------------
                                                                                                                   38,929,167
                                                                                                               ---------------
      MARINE .3%
      Alexander & Baldwin Inc. .......................................   United States        458,700              15,453,603
                                                                                                               ---------------
      MEDIA 6.7%
      Dow Jones & Co. Inc. ...........................................   United States        191,200               9,531,320
      E.W. Scripps Co., A ............................................   United States        549,525              51,732,283
    a EchoStar Communications Corp., A ...............................   United States        455,830              15,498,220
    a Fox Entertainment Group Inc., A ................................   United States        193,410               5,637,902
      Gannett Co. Inc. ...............................................   United States         74,800               6,669,168


20 |  Annual Report

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------
                                                                                          SHARES/WARRANTS/
                                                                            COUNTRY           CONTRACTS             VALUE
------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
      MEDIA (CONT.)
      Lagardere SCA ..................................................      France            109,611          $    6,328,072
    a Liberty Media Corp., A .........................................   United States      6,957,360              82,723,010
      McGraw-Hill Cos. Inc. ..........................................   United States         81,000               5,663,520
      Meredith Corp. .................................................   United States        570,410              27,841,712
    a NTL Europe Inc. ................................................  United Kingdom        281,656                   2,817
      NV Holdingsmig de Telegraaf ....................................    Netherlands       1,116,761              25,496,183
      Omnicom Group Inc. .............................................   United States        127,900              11,169,507
    a TVMAX Holdings Inc. ............................................   United States         74,205                 185,513
      Washington Post Co., B .........................................   United States        119,022              94,194,011
                                                                                                               ---------------
                                                                                                                  342,673,238
                                                                                                               ---------------
      METALS & MINING 7.7%
      Alcan Inc. .....................................................      Canada              4,157                 195,171
      Anglo American PLC .............................................  United Kingdom      1,707,083              36,885,290
      Anglo American PLC, ADR ........................................  United Kingdom          1,200                  26,544
    a Ashanti Goldfields Co. Ltd., GDR, Reg S ........................       Ghana            182,300               2,377,192
      Barrick Gold Corp. .............................................      Canada          1,418,600              32,216,406
    a Coeur D'Alene Mines Corp. ......................................   United States      4,394,400              25,399,632
      Consol Energy Inc. .............................................   United States         34,000                 880,600
    b Consol Energy Inc. .............................................   United States      1,187,100              27,671,301
      Falconbridge Ltd. ..............................................      Canada              1,200                  29,121
    a Glamis Gold Ltd. ...............................................      Canada            802,700              13,839,548
      Gold Fields Ltd. ...............................................   South Africa         555,700               7,950,465
      Impala Platinum Holdings Ltd. ..................................   South Africa         809,948              70,377,504
  a,b International Steel Group ......................................   United States      3,546,660             117,421,046
      Newmont Mining Corp. ...........................................   United States        966,100              46,962,121
      Noranda Inc. ...................................................      Canada             71,300               1,133,848
      Placer Dome Inc. ...............................................      Canada            214,600               3,847,771
    a Randgold & Exploration Co. Ltd., ADR ...........................   South Africa          32,600                 534,607
    a Wheaton River Minerals Ltd. ....................................      Canada          2,242,026               6,714,367
      Wheaton River Minerals Ltd., wts., 5/30/07 .....................      Canada            930,257               1,662,908
                                                                                                               ---------------
                                                                                                                  396,125,442
                                                                                                               ---------------
      OIL & GAS 1.3%
      BP PLC .........................................................  United Kingdom      2,690,300              21,816,758
      BP PLC, ADR ....................................................  United Kingdom         26,100               1,288,035
      Occidental Petroleum Corp. .....................................   United States        106,300               4,490,112
  a,c Southwest Royalties Inc., A ....................................   United States         69,184               2,075,530
      Total SA, B ....................................................      France            207,900              38,653,456
                                                                                                               ---------------
                                                                                                                   68,323,891
                                                                                                               ---------------
      PERSONAL PRODUCTS .4%
      Beiersdorf AG ..................................................      Germany           180,500              22,118,536
                                                                                                               ---------------
      PHARMACEUTICALS 1.1%
      Merck & Co. Inc. ...............................................   United States        489,370              22,608,894
      Takeda Chemical Industries Ltd. ................................       Japan            732,680              29,055,613
      Wyeth ..........................................................   United States         69,800               2,963,010
                                                                                                               ---------------
                                                                                                                   54,627,517
                                                                                                               ---------------



                                                              Annual Report | 21

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------
                                                                                          SHARES/WARRANTS/
                                                                            COUNTRY           CONTRACTS             VALUE
------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
      REAL ESTATE 3.6%
    a Alexander's Inc. ...............................................   United States         38,800          $    4,836,808
      American Financial Realty Trust ................................   United States      1,985,200              33,847,660
    a Canary Wharf Group PLC .........................................  United Kingdom     10,069,634              48,265,239
      Friedman Billings Ramsey Group Inc., A .........................   United States      1,771,000              40,874,680
      iStar Financial Inc. ...........................................   United States        466,000              18,127,400
  a,b Security Capital European Realty ...............................    Luxembourg          161,960               1,206,602
      St. Joe Co. ....................................................   United States        400,698              14,942,028
      Ventas Inc. ....................................................   United States      1,009,500              22,209,000
                                                                                                               ---------------
                                                                                                                  184,309,417
                                                                                                               ---------------
      ROAD & RAIL 2.4%
      Burlington Northern Santa Fe Corp. .............................   United States        617,215              19,966,905
      Canadian National Railway Co. ..................................      Canada            463,445              29,408,001
      Florida East Coast Industries Inc., A ..........................   United States      1,558,536              51,587,542
      Norfolk Southern Corp. .........................................   United States        843,900              19,958,235
                                                                                                               ---------------
                                                                                                                  120,920,683
                                                                                                               ---------------
      SPECIALTY RETAIL
      New Look Group .................................................  United Kingdom        222,700               1,239,858
                                                                                                               ---------------
      THRIFTS & MORTGAGE FINANCE 2.4%
      Astoria Financial Corp. ........................................   United States      1,188,245              44,202,714
      Commercial Federal Corp. .......................................   United States        778,267              20,787,512
      Freddie Mac ....................................................   United States        572,300              33,376,536
      Greenpoint Financial Corp. .....................................   United States        162,427               5,736,922
      Hudson City Bancorp Inc. .......................................   United States        471,130              17,987,743
                                                                                                               ---------------
                                                                                                                  122,091,427
                                                                                                               ---------------
      TOBACCO 6.1%
      Altadis SA .....................................................       Spain          3,686,149             104,614,471
      Altria Group Inc. ..............................................   United States        543,885              29,598,221
      British American Tobacco PLC ...................................  United Kingdom      6,316,228              87,064,241
      British American Tobacco PLC, ADR ..............................  United Kingdom         40,400               1,117,868
      Imperial Tobacco Group PLC .....................................  United Kingdom      2,312,889              45,544,797
      Korea Tobacco & Ginseng Corp., GDR, 144A .......................    South Korea       1,579,000              13,863,620
      R.J. Reynolds Tobacco Holdings Inc. ............................   United States        584,200              33,971,230
                                                                                                               ---------------
                                                                                                                  315,774,448
                                                                                                               ---------------
      TRANSPORTATION INFRASTRUCTURE .4%
    a Laidlaw International Inc. .....................................   United States        977,902              13,524,385
      Peninsular & Oriental Steam Navigation Co. .....................  United Kingdom      1,246,088               5,130,596
                                                                                                               ---------------
                                                                                                                   18,654,981
                                                                                                               ---------------
      TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
        (COST $2,387,406,199) ........................................                                          3,612,805,586
                                                                                                               ---------------
      PREFERRED STOCKS .6%
      ELECTRIC UTILITIES
    a Montana Power Co., 8.45%, pfd. .................................   United States         58,900                 706,800
                                                                                                               ---------------



22 |  Annual Report

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------
                                                                                          SHARES/WARRANTS/
                                                                            COUNTRY           CONTRACTS             VALUE
------------------------------------------------------------------------------------------------------------------------------
      PREFERRED STOCKS (CONT.)
      FOOD PRODUCTS .1%
      Unilever NV, pfd. ..............................................    Netherlands         606,458          $    4,352,606
                                                                                                               ---------------
      MEDIA .1%
      News Corp. Ltd., ADR, pfd. .....................................     Australia           67,100               2,029,775
      NTL Europe Inc., 10.00%, A, pfd. ...............................  United Kingdom        123,963               1,019,596
                                                                                                               ---------------
                                                                                                                    3,049,371
                                                                                                               ---------------
      REAL ESTATE .4%
      iStar Financial Inc., pfd. .....................................   United States        770,100              20,138,115
                                                                                                               ---------------
      TOTAL PREFERRED STOCKS (COST $26,033,170) ......................                                             28,246,892
                                                                                                               ---------------

                                                                                      -------------------
                                                                                       PRINCIPAL AMOUNT E
                                                                                      -------------------
      CORPORATE BONDS & NOTES 3.2%
      Calpine Constructor Finance,
        8.50%, 8/26/11 ...............................................   United States   $  6,157,000               6,403,280
        First Priority Term Loan, 8/26/09 ............................   United States      4,900,000               5,145,000
      Calpine Corp., 144A, 9.875%, 12/01/11 ..........................   United States     12,156,000              12,551,070
      Charter Communications Operating LLC, Bank Claim ...............   United States      8,878,800               8,568,042
      DecisionOne Corp., Term Loan ...................................   United States      8,479,780               5,899,069
      Eurotunnel PLC,
        12/31/18, Tier 2 .............................................  United Kingdom      7,592,095  GBP          9,921,465
        12/31/25, Tier 3 .............................................  United Kingdom      8,372,985  GBP          8,243,930
        Participating Loan Note, 4/30/40 .............................  United Kingdom        858,000  GBP            330,230
        Stabilization Advance S8, Tier 2 .............................  United Kingdom      4,204,174  GBP          1,429,966
      Eurotunnel SA,
        5.28%, 12/31/18, Tier 2 (Pibor) ..............................      France            832,034  EUR            766,126
        5.28%, 12/31/25, Tier 3 (Pibor) ..............................      France          1,048,320  EUR            727,265
        12/31/18, Tier 2 (Libor) .....................................      France          1,880,987  EUR          1,731,988
        12/31/25, Tier 3 (Libor) .....................................      France         11,353,301  EUR          7,876,281
        Stabilization Advance S6, Tier 1 (Pibor) .....................      France            435,330  EUR            104,330
        Stabilization Advance S6, Tier 2 (Libor) .....................      France          1,261,133  EUR            302,239
        Stabilization Advance S7, Tier 1 (Pibor) .....................      France          1,768,329  EUR            423,792
    b FE Capital LLC, 5.00%, 8/28/07 .................................       Japan         18,902,566              19,280,618
      Healthsouth Corp.,
        8.50%, 2/01/08 ...............................................   United States      6,445,000               6,219,425
        7.00%, 6/15/08 ...............................................   United States      3,470,000               3,253,125
        8.375%, 10/01/11 .............................................   United States      2,075,000               1,971,250
        7.625%, 6/01/12 ..............................................   United States     16,764,000              15,758,160
        cvt., 3.25% ..................................................   United States     10,784,000              10,460,480
      Marconi Corp., 10.00%, 10/31/08 ................................  United Kingdom      1,753,238               1,946,094
      Marconi PLC, 8.00%, 4/30/08 ....................................  United Kingdom      8,720,291               8,545,885
      Mirant Mid-Atlantic LLC,
        8.625%, 6/30/12 ..............................................   United States      3,522,191               3,533,137
        9.125%, 6/30/17 ..............................................   United States      1,815,891               1,817,026
        10.06%, 12/30/28 .............................................   United States      3,726,676               3,766,272
      Providian Financial Corp., cvt., zero cpn., 2/15/21 ............   United States     17,565,000               8,387,288

                                                              Annual Report | 23

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------
                                                                            COUNTRY    PRINCIPAL AMOUNT E            VALUE
------------------------------------------------------------------------------------------------------------------------------
      CORPORATE BONDS & NOTES (CONT.)
      Teco Panda,
        Bank Claim #2 ................................................   United States   $  8,516,800          $    6,089,512
        Project L/C Loan Facility ....................................   United States      1,221,000                 873,015
        Debt Service Reserve L/C Loan ................................   United States        488,400                 349,206
      TVMAX Holdings Inc., PIK, 14.00%, 2/01/06 ......................   United States        342,284                 342,284
                                                                                                               ---------------
      TOTAL CORPORATE BONDS & NOTES (COST $140,846,290) ..............                                            163,016,850
                                                                                                               ---------------
      BONDS & NOTES IN REORGANIZATION 7.4%
    a Adelphia Communications Corp.,
        9.25%, 10/01/02 ..............................................   United States      3,321,000               3,088,530
        8.125%, 7/15/03 ..............................................   United States        825,000                 767,250
        7.50%, 1/15/04 ...............................................   United States      2,160,000               1,998,000
        10.50%, 7/15/04 ..............................................   United States      3,375,000               3,189,375
        10.25%, 11/01/06 .............................................   United States      5,231,000               4,890,985
        8.375%, 2/01/08 ..............................................   United States      6,660,000               6,243,750
        7.75%, 1/15/09 ...............................................   United States      5,790,000               5,413,650
        7.875%, 5/01/09 ..............................................   United States      4,025,000               3,703,000
        9.375%, 11/15/09 .............................................   United States      2,420,000               2,299,000
        10.25%, 6/15/11 ..............................................   United States      6,731,000               6,394,450
    a AES Drax Holdings Ltd.,
        10.41%, 12/31/20 .............................................  Cayman Islands      5,790,000               5,095,200
        9.07%, 12/31/25 ..............................................  Cayman Islands      6,395,000  GBP          9,902,571
    a Aiken Cnty S C Indl Rev Beloit, 6.00%, 12/01/11 ................   United States        420,000                   2,100
    a Air Canada Inc.,
        6.75%, 2/02/04 ...............................................      Canada          1,244,000  CAD            351,372
        9.00%, 6/01/06 ...............................................      Canada          2,160,000  CAD            618,456
        10.00%, 6/01/06 ..............................................      Canada          2,035,000  EUR          1,090,912
        7.25%, 10/01/07 ..............................................      Canada          3,838,000  CAD          1,046,930
        10.25%, 3/15/11 ..............................................      Canada          5,576,000               2,272,220
        Bank Claim ...................................................      Canada          9,884,600  CAD          2,753,690
        Bank Claim ...................................................      Canada        245,929,000  JPY            872,007
        Term Loan ....................................................      Canada          7,212,000               2,668,440
        zero cpn., 7/31/05 ...........................................      Canada         10,363,692               3,990,021
    a Barings BV,
        1/22/01 ......................................................    Netherlands      25,350,000               8,872,500
        bank claim ...................................................  United Kingdom        993,558  GBP          1,778,625
  a,b CA Ltd., 5.00%, 8/28/07 ........................................       Japan         20,334,434              20,741,123
    a Century Communications Corp.,
        9.50%, 3/01/05 ...............................................   United States        425,000                 412,250
        8.875%, 1/15/07 ..............................................   United States        330,000                 321,750
        8.375%, 12/15/07 .............................................   United States        500,000                 488,750
        zero cpn., 3/15/03 ...........................................   United States      6,175,000               5,495,750
    a Dow Corning Corp.,
        9.50, 8/10/95 ................................................   United States        350,000                 763,000
        9.30%, 1/27/98 ...............................................   United States      1,835,000               4,000,300
        8.55%, 3/01/01 ...............................................   United States      1,100,000               2,035,000
        9.375%, 2/01/08 ..............................................   United States        790,000               1,722,200
        8.15%, 10/15/29 ..............................................   United States      7,050,000              13,395,000
        Bank Claim ...................................................   United States      7,677,843              13,820,118


24 |  Annual Report

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------
                                                                            COUNTRY    PRINCIPAL AMOUNT E            VALUE
------------------------------------------------------------------------------------------------------------------------------
      BONDS & NOTES IN REORGANIZATION (CONT.)
    a Dow Corning Corp., (cont.)
        Bank Debt ....................................................   United States   $  2,070,704          $    3,727,267
        Bank Debt #1 .................................................   United States      2,850,000               5,130,000
    a Harnischfeger Industries Inc.,
        8.90%, 3/01/22 ...............................................   United States      3,775,000                  21,140
        8.70%, 6/15/22 ...............................................   United States      3,460,000                  19,722
        7.25%, 12/15/25 ..............................................   United States      5,165,000                  29,440
        6.875%, 2/15/27 ..............................................   United States      4,430,000                  24,808
        Stipulated Bank Claim ........................................   United States      5,708,150                  31,395
    a Metromedia Fiber Network Inc.,
        14.00%, 3/15/07 ..............................................   United States     23,101,000              12,243,530
        10.00%, 11/15/08 .............................................   United States     15,410,000               1,059,437
        senior note, 10.00%, 12/15/09 ................................   United States     15,751,000               1,122,259
        senior note, 10.00%, 12/15/09 ................................   United States      7,240,000  EUR            684,914
    a Mirant Corp.,
        Tranche C Revolver ...........................................   United States      7,016,181               4,350,032
        4 Year Revolver, 7/17/05 .....................................   United States      5,785,330               4,512,557
        364 Day Revolver .............................................   United States     10,047,600               5,928,084
    a Northwestern Corp.,
        8.75%, 3/15/12 ...............................................   United States      7,795,000               7,073,962
        6.95%, 11/15/28 ..............................................   United States      4,010,000               3,593,962
    a NRG Energy Inc.,
        7.625%, 2/01/06 ..............................................   United States      5,570,000               3,147,050
        6.75%, 7/15/06 ...............................................   United States      9,980,000               5,638,700
        7.50%, 6/15/07 ...............................................   United States      5,750,000               3,277,500
        7.50%, 6/01/09 ...............................................   United States      5,085,000               2,898,450
        8.25%, 9/15/10 ...............................................   United States      6,710,000               3,925,350
        7.75%, 4/01/11 ...............................................   United States        695,000                 399,625
        8.00%, 11/01/13 ..............................................   United States      7,075,000               4,068,125
        8.70%, 3/15/20 ...............................................   United States      3,440,000               1,995,200
        8.625%, 4/01/31 ..............................................   United States      5,000,000               2,925,000
        Revolver .....................................................   United States     21,905,494              13,581,406
    a Owens Corning, Revolver ........................................   United States     26,469,834              19,852,376
    a Parmalat Netherlands BV, 0.875%, 6/30/21 .......................       Italy          3,680,000  EUR          1,164,854
    a PG & E Corp.,
        7.375%, 11/01/05 .............................................   United States     20,804,000              21,220,080
        Commercial Paper, 1/18/01 ....................................   United States        835,000                 839,175
        Commercial Paper, 1/30/01 ....................................   United States        415,000                 417,075
        Commercial Paper, 2/16/01 ....................................   United States      1,260,000               1,266,300
        FRN, 144A, 7.583%, 10/31/01 ..................................   United States      7,332,000               7,478,640
        MTN, 5.94%, 10/07/03 .........................................   United States      1,050,000               1,055,250
    a Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17 ........   United States        225,000                   1,125
    a Safety Kleen Corp., 9.25%, 5/15/09 .............................   United States        630,000                  31,500
    a Safety Kleen Services, 9.25%, 6/01/08 ..........................   United States         50,000                     250
    a Telewest Communications PLC,
        11.00%, 10/01/07 .............................................  United Kingdom      8,250,000               5,403,750
        11.25%, 11/01/08 .............................................  United Kingdom      1,270,000                 822,325
        9.875%, 2/01/10 ..............................................  United Kingdom      2,585,000  GBP          2,730,259
        Bank Claim ...................................................  United Kingdom     31,121,864  GBP         26,463,696
        cvt., 5.25%, 2/19/07 .........................................  United Kingdom      7,750,000  GBP          7,353,073

                                                              Annual Report | 25

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------
                                                                            COUNTRY    PRINCIPAL AMOUNT E            VALUE
------------------------------------------------------------------------------------------------------------------------------
      BONDS & NOTES IN REORGANIZATION (CONT.)
    a Telewest Communications PLC, (cont.)
        senior disc. note, zero cpn., 4/15/09 ........................  United Kingdom   $  3,290,000          $    1,727,250
        senior disc. note, zero cpn., 2/01/10 ........................  United Kingdom      2,525,000               1,249,875
        zero cpn., 4/15/04 ...........................................  United Kingdom      9,950,000  GBP          8,906,035
    a Telewest Finance Ltd., cvt, 6.00%, 7/07/05 .....................  United Kingdom      7,240,000               7,674,400
    a WorldCom Inc.,
        7.875%, 5/15/03 ..............................................   United States      7,375,000               2,489,062
        6.25%, 8/15/03 ...............................................   United States        875,000                 295,312
        6.50%, 5/15/04 ...............................................   United States      1,080,000                 364,500
        6.40%, 8/15/05 ...............................................   United States      9,190,000               3,101,625
        7.375%, 1/15/06 ..............................................   United States      1,970,000                 664,875
        8.00%, 5/15/06 ...............................................   United States      3,050,000               1,029,375
        7.75%, 4/01/07 ...............................................   United States      4,980,000               1,680,750
        8.25%, 5/15/10 ...............................................   United States      9,015,000               3,042,563
        7.375%, 1/15/11 ..............................................   United States     19,879,000               6,709,163
        7.50%, 5/15/11 ...............................................   United States     18,465,000               6,231,938
        7.75%, 4/01/27 ...............................................   United States      1,675,000                 565,313
        6.95%, 8/15/28 ...............................................   United States        440,000                 148,500
        8.25%, 5/15/31 ...............................................   United States     22,655,000               7,646,063
                                                                                                               ---------------
      TOTAL BONDS & NOTES IN REORGANIZATION (COST $287,601,933) ......                                            383,533,517
                                                                                                               ---------------

                                                                                       -----------------
                                                                                        SHARES/PRINCIPAL
                                                                                            AMOUNT E
                                                                                       -----------------
      COMPANIES IN LIQUIDATION
    a Brunos Inc., Liquidating Unit ..................................   United States         62,735                 138,017
    a City Investing Company Liquidating Trust .......................   United States        423,187                 882,345
    a Eli Jacobs, Bank Claim .........................................   United States     25,305,910                 162,489
    a Guangdong International Trust & Investment Corp.,
        144A, 8.75%, 10/24/16 ........................................       China          3,250,000                 203,125
        Revolver - Admitted Claim ....................................     Hong Kong          670,980                  41,936
        Structured Note - Admitted Claim .............................     Hong Kong        1,061,381                  66,336
        Syndicated Loan - Admitted Claim .............................     Hong Kong        1,835,131                 114,696
    a MBOP Liquidating Trust .........................................   United States        205,135                     513
                                                                                                               ---------------
      TOTAL COMPANIES IN LIQUIDATION (COST $559,652) .................                                              1,609,457
                                                                                                               ---------------

                                                                                       ------------------
                                                                                       PRINCIPAL AMOUNT E
                                                                                       ------------------
      GOVERNMENT AGENCIES 19.1%
      Canada Treasury Bill, 3.353%, 2/26/04 ..........................      Canada         16,600,000  CAD         12,792,929
    f Federal Home Loan Bank, 0.75% to 2.51%, with maturities to 7/02/07 United States    583,125,000             634,815,855
    f Federal Home Loan Mortgage Corp., 0.99% to 2.50%,
       with maturities to 5/19/06 ....................................   United States    105,000,000             104,830,260
      Federal National Mortgage Association, 0.966% to 2.200%,
       with maturities to 12/29/06 ...................................   United States    211,875,000             211,240,739
      U.S. Treasury Bills, 0.934% to 1.035%, with maturities to 5/06/04  United States     14,000,000              20,965,220
                                                                                                               ---------------
      TOTAL GOVERNMENT AGENCIES (COST $983,484,518) ..................                                            984,645,003
                                                                                                               ---------------
      TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
        (COST $3,825,931,762) ........................................                                          5,173,857,305
                                                                                                               ---------------


26 |  Annual Report

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------
                                                                            COUNTRY    PRINCIPAL AMOUNT E            VALUE
------------------------------------------------------------------------------------------------------------------------------
      REPURCHASE AGREEMENTS .3%
  g,h Deutsche Bank Securities Inc., 1.03%, 1/02/04 (Maturity Value
        $1,894,641) Collateralized by U.S. Treasury Bills,
        Notes and Bonds ..............................................                     $1,894,054          $    1,894,054
  g,h Goldman Sachs, 1.02%, 1/02/04 (Maturity Value $4,000,337)
        Collateralized by U.S. Treasury Bills, Notes and Bonds .......                      4,000,113               4,000,113
  g,h JP Morgan Securities, 1.01%, 1/02/04 (Maturity Value $4,000,333)
        Collateralized by U.S. Treasury Bills, Notes and Bonds .......                      4,000,112               4,000,112
  g,h Morgan Stanley & Co., 1.03%, 1/02/04 (Maturity Value $1,000,085)
        Collateralized by U.S. Treasury Bills, Notes and Bonds .......                      1,000,029               1,000,029
  g,h Morgan Stanley & Co., 1.03%, 1/02/04 (Maturity Value $3,400,289)
        Collateralized by U.S. Treasury Bills, Notes and Bonds .......                      3,400,097               3,400,097
  g,h UBS Securities LLC, 1.00%, 1/02/04 (Maturity Value $3,600,297)
        Collateralized by U.S. Treasury Bills, Notes and Bonds .......                      3,600,100               3,600,100
                                                                                                               ---------------
      TOTAL REPURCHASE AGREEMENTS (COST $17,894,505) .................                                             17,894,505
                                                                                                               ---------------
      TOTAL INVESTMENTS (COST $3,843,826,267) 100.8% .................                                          5,191,751,810
      SECURITIES SOLD SHORT (.8)% ....................................                                            (41,096,077)
      NET EQUITY IN FORWARD CONTRACTS (1.3)% .........................                                            (66,635,582)
      OTHER ASSETS, LESS LIABILITIES 1.3% ............................                                             65,208,442
                                                                                                               ---------------
      NET ASSETS 100.0% ..............................................                                         $5,149,228,593
                                                                                                               ---------------

                                                                                         -------------
                                                                                           CONTRACTS
                                                                                         -------------
      OPTIONS WRITTEN (PREMIUMS RECEIVED $337,343)
      DIVERSIFIED TELECOMMUNICATION SERVICES
      XO Communications Inc., Jun. 4.25 Calls, 6/21/04 ...............   United States      1,349,370                      --
                                                                                                               ---------------

                                                                                         -------------
      SECURITIES SOLD SHORT                                                                  SHARES
                                                                                         -------------
      ISSUER
      CAPITAL MARKETS
    i Lehman Brothers Holdings Inc. ..................................   United States         10,913                 842,702
                                                                                                               ---------------
      COMMERCIAL BANKS .1%
    i Bank of America Corp. ..........................................   United States         86,400               6,949,152
                                                                                                               ---------------
      FOOD PRODUCTS .2%
    i Kraft Foods Inc., A ............................................   United States        350,600              11,296,332
                                                                                                               ---------------
      HEALTH CARE PROVIDERS & SERVICES .1%
    i Anthem Inc. ....................................................   United States         21,200               1,590,000
    i Caremark RX Inc. ...............................................   United States         92,100               2,332,893
    i United Health Group Inc. .......................................   United States         29,600               1,722,128
                                                                                                               ---------------
                                                                                                                    5,645,021
                                                                                                               ---------------
      INSURANCE .1%
    i Manulife Financial Corp. .......................................      Canada            217,600               7,028,480
                                                                                                               ---------------
      INTERNET SOFTWARE & SERVICES
    i Yahoo! Inc. ....................................................   United States         23,398               1,056,888
                                                                                                               ---------------
      IT SERVICES .1%
    i First Data Corp. ...............................................   United States         71,360               2,932,182
                                                                                                               ---------------



                                                              Annual Report | 27

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------
                                                                       COUNTRY                 SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------
      SECURITIES SOLD SHORT (CONT.)
      MEDIA .1%
    i News Corp. Ltd., ADR .......................................     Australia               55,000          $    1,985,500
                                                                                                               ---------------
      METALS & MINING .1%
    i AngloGold Ltd., ADR ........................................   South Africa              52,900               2,470,430
    i Randgold Resources Ltd., ADR ...............................  United Kingdom             19,855                 542,041
                                                                                                               ---------------
                                                                                                                     3,012,471
                                                                                                               ---------------
      PHARMACEUTICALS
    i Teva Pharmaceutical Industries Ltd., ADR ...................      Israel                  6,125                 347,349
                                                                                                               ---------------
      TOTAL SECURITIES SOLD SHORT (PROCEEDS $41,048,905) .........                                             $  41,096,077
                                                                                                               ---------------

                                                                                     -----------------------------------------
                                                                                                  VALUE AT        UNREALIZED
      SYNTHETIC EQUITY SWAPS (SES)                                                     SHARES     12/31/03         GAIN/LOSS
                                                                                     -----------------------------------------
      ISSUER
      HEALTH CARE EQUIPMENT & SUPPLIES
    j Smith & Nephew PLC, ses., 3.752 GBP ........................  United Kingdom     (1,160)  $    (9,744)   $       (1,967)
    j Smith & Nephew PLC, ses., 3.776 GBP ........................  United Kingdom    (20,800)     (174,727)          (34,388)
                                                                                                ------------------------------
                                                                                                   (184,471)          (36,355)
                                                                                                ------------------------------
      INSURANCE
    j AXA SA, ses., 15.850 EUR ...................................      France         18,283       391,350            25,109
    j AXA SA, ses., 15.870 EUR ...................................      France          4,400        94,183             5,932
    j AXA SA, ses., 16.700 EUR ...................................      France        (18,283)     (391,350)           (6,985)
    j AXA SA, ses., 16.770 EUR ...................................      France         (4,400)      (94,183)           (1,293)
                                                                                                ------------------------------
                                                                                                         --            22,763
                                                                                                ------------------------------
      REAL ESTATE
    j Chelsfield PLC, ses., 3.095 GBP ............................  United Kingdom      5,700        31,351              (276)
    j Chelsfield PLC, ses., 3.107 GBP ............................  United Kingdom     17,700        97,355            (1,251)
    j Chelsfield PLC, ses., 3.112 GBP ............................  United Kingdom     12,717        69,947            (1,087)
    j Chelsfield PLC, ses., 3.154 GBP ............................  United Kingdom    189,300     1,041,199           (29,106)
    j Chelsfield PLC, ses., 3.160 GBP ............................  United Kingdom     64,700       355,867           (10,653)
    j Chelsfield PLC, ses., 3.165 GBP ............................  United Kingdom     28,400       156,207            (4,927)
    j Chelsfield PLC, ses., 3.166 GBP ............................  United Kingdom     94,700       520,875           (16,597)
                                                                                                ------------------------------
                                                                                                  2,272,801           (63,897)
                                                                                                ------------------------------
      TEXTILES APPAREL & LUXURY GOODS
    j Christian Dior SA, ses., 46.766 EUR ........................      France          4,725       286,253             7,018
    j Christian Dior SA, ses., 47.220 EUR ........................      France          3,556       215,432             3,218
    j Christian Dior SA, ses., 47.384 EUR ........................      France          9,430       571,295             6,901
    j Christian Dior SA, ses., 47.614 EUR ........................      France          9,430       571,295             3,894
    j Christian Dior SA, ses., 47.794 EUR ........................      France          4,277       259,112               768
    j Christian Dior SA, ses., 48.208 EUR ........................      France          9,176       555,907            (3,101)
    j Christian Dior SA, ses., 48.555 EUR ........................      France          5,635       341,384            (4,373)
    j Christian Dior SA, ses., 48.586 EUR ........................      France          9,432       571,416            (7,669)
    j CChristian Dior SA, ses., 48.791 EUR .......................      France          3,757       227,609            (4,034)
    j Christian Dior SA, ses., 49.000 EUR ........................      France            251        15,206              (335)
    j Christian Dior SA, ses., 49.027 EUR ........................      France          1,393        84,392            (1,910)


28 |  Annual Report

Mutual Beacon Fund

------------------------------------------------------------------------------------------------------------------------------
                                                                                                   VALUE AT       UNREALZED
                                                                        COUNTRY        SHARES      12/31/03       GAIN/LOSS
------------------------------------------------------------------------------------------------------------------------------
      SYNTHETIC EQUITY SWAPS (SES) (CONT.)
      TEXTILES APPAREL & LUXURY GOODS (CONT.)
    j LVMH Moet Hennessy Louis Vuitton, ses., 56.520 EUR .........      France         (3,556)   $ (258,806)   $       (5,790)
    j LVMH Moet Hennessy Louis Vuitton, ses., 57.050 EUR .........      France         (4,277)     (311,280)           (4,109)
    j LVMH Moet Hennessy Louis Vuitton, ses., 58.672 EUR .........      France         (9,430)     (686,316)           10,587
    j LVMH Moet Hennessy Louis Vuitton, ses., 58.861 EUR .........      France         (4,725)     (343,886)            6,272
    j LVMH Moet Hennessy Louis Vuitton, ses., 58.899 EUR .........      France         (9,430)     (686,316)           12,970
    j LVMH Moet Hennessy Louis Vuitton, ses., 59.841 EUR .........      France         (9,176)     (667,829)           23,494
    j LVMH Moet Hennessy Louis Vuitton, ses., 60.149 EUR .........      France         (5,635)     (410,115)           16,607
    j LVMH Moet Hennessy Louis Vuitton, ses., 60.309 EUR .........      France         (3,757)     (273,435)           11,834
    j LVMH Moet Hennessy Louis Vuitton, ses., 60.421 EUR .........      France         (9,432)     (686,461)           31,061
    j LVMH Moet Hennessy Louis Vuitton, ses., 60.949 EUR .........      France         (1,393)     (101,383)            5,514
    j LVMH Moet Hennessy Louis Vuitton, ses., 60.950 EUR .........      France           (251)      (18,268)              994
                                                                                                ------------------------------
                                                                                                   (744,794)          109,811
                                                                                                ------------------------------
      TOTAL SYNTHETIC EQUITY SWAPS ...............................                               $1,343,536    $       32,322
                                                                                                ------------------------------

CURRENCY ABBREVIATIONS | CAD - Canadian Dollar | EUR - Euro | GBP - British Pound | JPY - Japanese Yen




a Non-income producing.
b See Note 7 regarding restricted securities.
c See Note 8 regarding Holdings of 5% Voting Securities.
d A member of the Fund's Portfolio Management team serves as a member on the board of directors. As a result of this involvement, the Portfolio Manager could receive material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.
e The principal amount is stated in U.S. dollars unless otherwise indicated.
f See Note 1(h) regarding securities segregated with broker for securities sold short.
g Collateral for loaned securities. See Note 1(i).
h See Note 1(c) regarding repurchase agreements.
i See Note 1(h) regarding securities sold short.
j See Note 1(f) regarding synthetic equity swaps.


                         Annual Report | See notes to financial statements. | 29

Mutual Beacon Fund

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003



Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...........................................................................   $3,805,620,068
  Cost - Non-controlled affiliated issuers ..............................................................       38,206,199
                                                                                                            ---------------
  Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short
   in the amount of $38,989,266) ........................................................................    5,124,373,073
  Value - Non-controlled affiliated issuers .............................................................       67,378,737
 Cash ...................................................................................................        1,499,149
 Foreign currency, at value (cost $37,734,202) ..........................................................       38,906,110
 Receivables:
  Investment securities sold ............................................................................       25,256,189
  Capital shares sold ...................................................................................        3,376,836
  Dividends and interest ................................................................................       10,172,745
 Unrealized gain on forward exchange contracts (Note 6) .................................................        4,018,333
 Deposits with broker for securities sold short .........................................................       43,361,093
 Due from broker - variation margin (Note 1f) ...........................................................          427,274
                                                                                                            ---------------
      Total assets ......................................................................................    5,318,769,539
                                                                                                            ---------------
Liabilities:
 Payables:
  Investment securities purchased .......................................................................       24,901,213
  Capital shares redeemed ...............................................................................        8,946,634
  Affiliates ............................................................................................        5,449,355
  Payable upon return of securities loaned (Note 1i) ....................................................       17,894,505
  Dividends on securities sold short ....................................................................          291,107
 Options written, at value (premiums received $337,343) .................................................                --
 Securities sold short, at value (proceeds $41,048,905) .................................................       41,096,077
 Unrealized loss on forward exchange contracts (Note 6) .................................................       70,653,915
 Other liabilities ......................................................................................          308,140
                                                                                                            ---------------
       Total liabilities ................................................................................      169,540,946
                                                                                                            ---------------
         Net assets, at value ...........................................................................   $5,149,228,593
                                                                                                            ---------------
Net assets consist of:
 Undistributed net investment income ....................................................................   $    8,284,651
 Net unrealized appreciation (depreciation) .............................................................    1,283,115,762
 Accumulated net realized (loss) ........................................................................      (96,298,723)
 Capital shares .........................................................................................    3,954,126,903
                                                                                                            ---------------
         Net assets, at value ...........................................................................   $5,149,228,593
                                                                                                            ---------------




30 |  Annual Report

Mutual Beacon Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2003



CLASS Z:
 Net asset value and maximum offering price per share ($3,112,211,899 / 216,187,475 shares outstanding) .      $14.40
                                                                                                           -----------
CLASS A:
 Net asset value per share ($1,301,619,905 / 90,752,267 shares outstanding) .............................      $14.34
                                                                                                           -----------
 Maximum offering price per share ($14.34 / 94.25%) .....................................................      $15.21
                                                                                                           -----------
CLASS B:
 Net asset value and maximum offering price per share ($155,572,020 / 11,061,660 shares outstanding) a ..      $14.06
                                                                                                           -----------
CLASS C:
 Net asset value per share ($579,824,769 / 40,670,663 shares outstanding)a ..............................      $14.26
                                                                                                           -----------
 Maximum offering price per share ($14.26 / 99.00%) .....................................................      $14.40
                                                                                                           -----------





a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.






                         Annual Report | See notes to financial statements. | 31

Mutual Beacon Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2003



Investment income:
 (net of foreign taxes of $3,089,292)
 Dividends - Unaffiliated issuers ..........................................................   $   53,787,030
 Interest - Unaffiliated issuers ...........................................................       49,174,201
                                                                                               ---------------
      Total investment income ..............................................................      102,961,231
                                                                                               ---------------
Expenses:
 Management fees (Note 3) ..................................................................       26,322,085
 Administrative fees (Note 3) ..............................................................        3,420,924
 Distribution fees (Note 3)
  Class A ..................................................................................        3,707,775
  Class B ..................................................................................        1,208,233
  Class C ..................................................................................        4,837,527
 Transfer agent fees (Note 3) ..............................................................        5,539,900
 Custodian fees ............................................................................          424,000
 Reports to shareholders ...................................................................          233,100
 Registration and filing fees ..............................................................          106,600
 Professional fees .........................................................................          152,096
 Directors' fees and expenses ..............................................................          187,700
 Dividends on securities sold short ........................................................        1,425,843
 Other .....................................................................................          110,701
                                                                                               ---------------
      Total expenses .......................................................................       47,676,484
                                                                                               ---------------
        Net investment income ..............................................................       55,284,747
                                                                                               ---------------
Realized and unrealized gains (losses):
  Investments:
   Unaffiliated issuers ....................................................................      167,147,529
   Non-controlled affiliated issuers (Note 8) ..............................................        5,215,138
  Written options (Note 1g) ................................................................          662,654
  Securities sold short (Note 1h) ..........................................................       (1,153,342)
  Foreign currency transactions ............................................................     (149,211,419)
                                                                                               ---------------
      Net realized gain (loss) .............................................................       22,660,560
 Net unrealized appreciation (depreciation) on:
  Investments ..............................................................................    1,106,317,362
  Translation of assets and liabilities denominated in foreign currencies ..................      (18,782,622)
                                                                                               ---------------
      Net unrealized appreciation (depreciation) ...........................................    1,087,534,740
                                                                                               ---------------
Net realized and unrealized gain (loss) ....................................................    1,110,195,300
                                                                                               ---------------
Net increase (decrease) in net assets resulting from operations ............................   $1,165,480,047
                                                                                               ---------------

32 |  See notes to financial statements.  |  Annual Report

Mutual Beacon Fund

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 2003 and 2002

                                                                                       ------------------------------------
                                                                                             2003                 2002
                                                                                       ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................................  $   55,284,747       $   74,476,851
  Net realized gain (loss) from investments, written options, securities sold short,
   and foreign currency transactions ................................................      22,660,560          (89,195,507)
  Net unrealized appreciation (depreciation) on investments and translation of assets
   and liabilities denominated in foreign currencies ................................   1,087,534,740         (525,900,852)
                                                                                       ------------------------------------
      Net increase (decrease) in net assets resulting from operations ...............   1,165,480,047         (540,619,508)
 Distributions to shareholders from:
  Net investment income:
   Class Z ..........................................................................     (50,293,581)         (45,942,861)
   Class A ..........................................................................     (16,775,978)         (12,956,322)
   Class B ..........................................................................      (1,221,776)            (887,589)
   Class C ..........................................................................      (4,420,080)          (3,238,926)
  Net realized gains:
   Class Z ..........................................................................              --          (25,922,177)
   Class A ..........................................................................              --           (9,280,244)
   Class B ..........................................................................              --             (834,458)
   Class C ..........................................................................              --           (4,411,692)
                                                                                       ------------------------------------
 Total distributions to shareholders ................................................     (72,711,415)        (103,474,269)
 Capital share transactions (Note 2):
  Class Z ...........................................................................    (133,826,403)        (109,913,749)
  Class A ...........................................................................     115,460,107           92,289,525
  Class B ...........................................................................      24,317,663           50,136,321
  Class C ...........................................................................      15,436,107           31,676,467
                                                                                       ------------------------------------
 Total capital share transactions ...................................................      21,387,474           64,188,564
      Net increase (decrease) in net assets .........................................   1,114,156,106         (579,905,213)
Net assets:
 Beginning of year ..................................................................   4,035,072,487        4,614,977,700
                                                                                       ------------------------------------
 End of year ........................................................................  $5,149,228,593       $4,035,072,487
                                                                                       ------------------------------------
Undistributed net investment income included in net assets:
 End of year ........................................................................  $    8,284,651       $   15,930,330
                                                                                       ------------------------------------




                         Annual Report | See notes to financial statements. | 33

Mutual Beacon Fund

NOTES TO FINANCIAL STATEMENTS




1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Beacon Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities in the U.S. and other countries. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Investments in open-end mutual funds are valued at the closing net asset value. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2003, all repurchase agreements held by the Fund had been entered into on that date.





34 |  Annual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities, it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

F. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.






                                                              Annual Report | 35

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

H. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

I. SECURITIES LENDING

The Fund loans securities to certain brokers for which it received cash or securities collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The cash collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund received interest income of $67,077 from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the cash collateral. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

J. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.





36 |  Annual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

L. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

M. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.



2. CAPITAL STOCK

The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.





                                                              Annual Report | 37

Mutual Beacon Fund

2. CAPITAL STOCK (CONTINUED)

At December 31, 2003, there were 1.55 billion Fund shares authorized ($0.001 par value) of which 750 million, 300 million, 200 million, and 300 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                      ----------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------------------------
                                                  2003                               2002
                                         SHARES         AMOUNT             SHARES          AMOUNT
                                      ----------------------------------------------------------------
CLASS Z SHARES:
 Shares sold ........................  10,838,451    $ 134,762,381        13,579,907    $ 170,501,945
 Shares issued on reinvestment of
 distributions ......................   3,412,886       45,700,241         5,529,295       66,091,351
 Shares redeemed .................... (25,512,048)    (314,289,025)      (28,451,189)    (346,507,045)
                                      ----------------------------------------------------------------
 Net increase (decrease) ............ (11,260,711)   $(133,826,403)       (9,341,987)   $(109,913,749)
                                      ----------------------------------------------------------------
CLASS A SHARES:
 Shares sold ........................  22,121,507    $ 273,306,831        24,205,719    $ 303,030,463
 Shares issued on reinvestment of
 distributions ......................   1,202,510       15,931,792         1,766,999       21,202,504
 Shares redeemed .................... (14,091,787)    (173,778,516)      (19,590,510)    (231,943,442)
                                      ----------------------------------------------------------------
 Net increase (decrease) ............   9,232,230    $ 115,460,107         6,382,208    $  92,289,525
                                      ----------------------------------------------------------------
CLASS B SHARES:
 Shares sold ........................   2,993,364    $  35,998,720         5,026,631    $  61,637,676
 Shares issued on reinvestment of
 distributions ......................      90,069        1,135,983           134,635        1,598,913
 Shares redeemed ....................  (1,089,762)     (12,817,040)       (1,132,404)     (13,100,268)
                                      ----------------------------------------------------------------
 Net increase (decrease) ............   1,993,671    $  24,317,663         4,028,862    $  50,136,321
                                      ----------------------------------------------------------------
CLASS C SHARES:
 Shares sold ........................   6,809,888    $  83,970,999         8,716,309    $ 107,842,436
 Shares issued on reinvestment of
 distributions ......................     316,168        4,009,329           576,241        7,012,486
 Shares redeemed ....................  (6,010,932)     (72,544,221)       (6,983,210)     (83,178,455)
                                      ----------------------------------------------------------------
 Net increase (decrease) ............   1,115,124    $  15,436,107         2,309,340    $  31,676,467
                                      ----------------------------------------------------------------


3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Series Fund are also officers or directors of Franklin Mutual Advisers, LLC, (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors), are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund.





38 |  Annual Report

Mutual Beacon Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

----------------------------------------------------------------------------
  ANNUALIZED FEE RATE   MONTH-END NET ASSETS
----------------------------------------------------------------------------
        0.150%          First $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively. Distributors received net commissions from sales of those shares and received contingent deferred sales charges for the year of $344,120 and $82,682, respectively.

The Fund paid transfer agent fees of $5,539,900, of which $3,726,846, was paid to Investor Services.



4. INCOME TAXES

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ................................... $3,863,427,573
                                                        ---------------
Unrealized appreciation ...............................  1,381,682,498
Unrealized depreciation ...............................    (53,358,261)
                                                        ---------------
Net unrealized appreciation (depreciation) ............ $1,328,324,237
                                                        ---------------
Distributable earnings-- undistributed ordinary income     $26,815,884


The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

                                           --------------------------
                                              2003           2002
                                           --------------------------
Distributions paid from:
 Ordinary income                           $72,711,415  $  72,570,262
 Long term capital gain                             --     30,904,007
                                           --------------------------
                                           $72,711,415   $103,474,269
                                           --------------------------

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares and bond discounts and premiums.





                                                              Annual Report | 39

Mutual Beacon Fund

4. INCOME TAXES (CONTINUED)

Net realized gains/losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, passive foreign investment company shares and bond discounts and premiums.

At December 31, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2003 of $17,929,456. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

At December 31, 2003, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
 2010 .................................................   $100,171,758
 2011 .................................................     35,724,290
                                                          ------------
                                                          $135,896,048
                                                          ------------


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the year ended December 31, 2003 aggregated $1,825,528,084 and $1,938,529,127, respectively.

Transactions in options written during the year ended December 31, 2003 were as follows:

                                        ---------------------------------
                                         NUMBER OF CONTRACTS    PREMIUM
                                        ---------------------------------
Options outstanding at
 December 31, 2002 ...................        255,300         $  158,500
Options written ......................      1,369,925          1,831,070
Options expired ......................       (166,331)          (545,205)
Options terminated in closing
 transactions ........................           (592)          (132,210)
Options exercised ....................       (108,932)          (974,812)
                                        ---------------------------------
Options outstanding at
 December 31, 2003 ...................      1,349,370         $  337,343
                                        ---------------------------------










40 |  Annual Report

Mutual Beacon Fund

6. FORWARD EXCHANGE CONTRACTS

At December 31, 2003, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

-------------------------------------------------------------------------------------------------------------
                                                                 IN              SETTLEMENT       UNREALIZED
  CONTRACTS TO BUY                                          EXCHANGE FOR            DATE          GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------
     61,044,948   Canadian Dollars ...............  U.S.  $   45,759,524          1/21/04  U.S. $  1,433,476
      1,900,000   British Pounds .................             3,348,085          1/28/04             45,786
      9,900,000   European Unit ..................            11,505,188          1/28/04            972,210
      1,550,000   British Pounds .................             2,750,661          2/05/04             16,537
      6,000,000   European Unit ..................             7,538,070          2/05/04             22,541
      3,243,166   Swiss Francs ...................             2,425,000          2/17/04            200,514
      5,282,000   European Unit ..................             6,207,987          3/11/04            441,405
     21,232,637   European Unit ..................            26,033,761          3/25/04            685,330
      4,084,365   European Unit ..................             4,934,730          4/28/04            200,534
                                                          --------------                        -------------
                                                    U.S.  $  110,503,006                           4,018,333
                                                          --------------                        -------------
    Unrealized gain on forward exchange contracts ......................................   U.S. $   4,018,333
                                                                                                -------------

-------------------------------------------------------------------------------------------------------------
                                                                 IN              SETTLEMENT     UNREALIZED
  CONTRACTS TO SELL                                         EXCHANGE FOR            DATE        GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------
     11,275,000   British Pounds .................  U.S.  $   20,001,850          1/06/04 U.S. $   (172,716)
     25,450,000   European Unit ..................            31,710,700          1/06/04          (385,207)
     46,668,970   British Pounds .................            81,158,961          1/12/04        (2,307,560)
     43,700,000   British Pounds .................            73,874,434          1/20/04        (4,233,344)
    208,074,370   Canadian Dollars ...............           147,178,327          1/21/04       (13,681,073)
     12,461,544   European Unit ..................            14,629,853          1/28/04        (1,075,970)
     48,750,000   British Pounds .................            82,231,500          1/28/04        (4,848,092)
     51,542,444   British Pounds .................            89,354,198          2/11/04        (2,614,933)
     20,985,302   Swiss Francs ...................            15,354,589          2/17/04        (1,634,119)
     34,547,969   European Unit ..................            38,180,050          2/23/04        (5,331,685)
     18,250,000   British Pounds .................            30,756,725          2/27/04        (1,767,821)
     75,250,000   European Unit ..................            86,355,025          3/11/04        (8,375,523)
    491,377,266   Danish Krona ...................            80,934,348          3/17/04        (2,120,010)
  13,580,731,750  Korean Won .....................            11,300,000          3/18/04           (16,245)
  1,603,895,999   Japanese Yen ...................            14,000,000          3/18/04        (1,003,003)
  4,070,299,205   Japanese Yen ...................            36,537,695          3/25/04        (1,544,601)
     60,203,250   European Unit ..................            68,654,705          3/25/04        (7,104,895)
    392,104,206   Norwegian Krone ................            55,105,796          4/15/04        (3,634,725)
     40,680,827   European Unit ..................            47,205,440          4/22/04        (3,950,283)
    249,080,115   South African Rand .............            35,916,004          4/26/04          (541,859)
     41,850,000   European Unit ..................            49,253,653          4/28/04        (3,364,264)
  2,911,477,243   Japanese Yen ...................            26,377,246          6/24/04          (945,987)
                                                          --------------                       ------------
                                                    U.S.  $1,136,071,100                        (70,653,915)
                                                          --------------                       ------------
  Unrealized loss on forward exchange contracts ........................................        (70,653,915)
                                                                                               ------------
       Net unrealized loss on forward exchange contracts ...............................  U.S. $(66,635,582)
                                                                                               ------------




                                                              Annual Report | 41

Mutual Beacon Fund

7. RESTRICTED SECURITIES

At December 31, 2003, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2003, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:

------------------------------------------------------------------------------------------------------
    SHARES OR                                                 ACQUISITION
 PRINCIPAL AMOUNT  ISSUER                                         DATE       COST           VALUE
------------------------------------------------------------------------------------------------------
      81,636    Abovenet Inc. ...............................   11/25/03 $ 2,445,349     $ 2,445,349
  20,334,434    CA Ltd., 5.00%, 8/28/07 .....................    8/29/03  19,954,888      20,741,123
    1,187,100   Consol Energy Inc. ..........................    9/17/03  21,343,572      27,671,301
      13,807    FE Capital Holdings Ltd. ....................    8/29/03  13,807,200      13,807,200
  18,902,566    FE Capital LLC, 5.00%, 8/28/07 ..............    8/29/03  18,549,746      19,280,618
   3,546,660    International Steel Group ...................    4/10/02  17,173,750     117,421,046
           1    Lancer Industries Inc., B ...................    8/11/89         --          245,476
     865,040    Leucadia National Corp. .....................   12/20/02  30,492,660      37,884,427
  10,862,000    Nipon Investment LLC ........................    2/14/01         --        4,127,560
      542,874   NTL Inc. ....................................    1/08/03  28,331,690      35,972,188
     106,700    Olympus Re Holdings Ltd. ....................   12/19/01  10,670,000      16,876,739
      15,572    PG & E Corp., wts., 9/02/06 .................   10/29/02         --          389,051
     161,960    Security Capital European Realty ............    4/08/88   3,679,664       1,206,602
     139,203    White Mountains Insurance Group Inc. ........   10/22/02  41,064,885      60,825,099
                                                                                        --------------
  TOTAL RESTRICTED SECURITIES (7.0% OF NET ASSETS) ...................................  $358,893,779
                                                                                        --------------


8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at December 31, 2003 were as shown below.

-------------------------------------------------------------------------------------------------------
                                                                                              REALIZED
                           NUMBER OF                         NUMBER OF              INVESTMENT CAPITAL
                          SHARES HELD                       SHARES HELD   VALUE       INCOME  GAIN/LOSS
                           DEC. 31,       GROSS      GROSS   DEC. 31,   DEC. 31,      1/1/03-  1/1/03-
  NAME OF ISSUER             2002       ADDITIONS REDUCTIONS   2003       2003       12/31/03 12/31/03
-------------------------------------------------------------------------------------------------------
 NON-CONTROLLED AFFILIATES
 FE Capital Holdings Ltd. .      --      13,807        --      13,807  $13,807,200      $--     $  --
 FHC Delaware Inc. ........ 507,977          --        --     507,977    3,997,779       --        --
 Kindred Healthcare Inc ... 682,285          --        --     682,285   33,691,915       --        --
 Kindred Healthcare Inc,
 Jul. 47.5 Calls, 7/11/11 .    553          553        --       1,106      495,488       --        --




42 |  Annual Report

Mutual Beacon Fund

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

----------------------------------------------------------------------------------------------------------------
                                                                                                      REALIZED
                            NUMBER OF                             NUMBER OF               INVESTMENT   CAPITAL
                           SHARES HELD                           SHARES HELD    VALUE       INCOME    GAIN/LOSS
                            DEC. 31,      GROSS       GROSS       DEC. 31,    DEC. 31,      1/1/03-    1/1/03-
  NAME OF ISSUER              2002      ADDITIONS  REDUCTIONS       2003        2003       12/31/03   12/31/03
----------------------------------------------------------------------------------------------------------------
 Kindred Healthcare Inc, Jan.
 18.15 Calls, 1/01/13 .....      --        166           --           166   $        --       $--    $       --
 Kindred Healthcare Inc, wts,
 Series A, 4/20/06 ........ 121,432        --            --       121,432     2,824,023        --            --
 Kindred Healthcare Inc, wts,
 Series B, 4/20/06 ........ 303,580        --            --       303,580     6,359,242        --            --

 Nippon Investment LLC ..10,862,000        --            --    10,862,000     4,127,560        --     5,215,138
 Southwest Royalties Inc.,
 A ........................  69,184        --            --        69,184     2,075,530        --            --
 Southwest Royalties Inc.,
 10.5% 6/30/04 ...........4,612,000        --     (4,612,000)          -- a          --        --            --
                                                                            ------------------------------------
 TOTAL NON-CONTROLLED
  AFFILIATES ............................................................   $67,378,737         $--  $5,215,138
                                                                            ------------------------------------

a As of December 31, 2003, no longer an affiliate.


9. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $31,725 of dividend income from investment in the Sweep Money Fund for the year ended December 31, 2003.



10. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and other funds, has been named in shareholder class actions related to the matter described above. The Fund's management believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. It is anticipated that the Fund may be named in additional similar civil actions related to the matter described above.





                                                              Annual Report | 43

Mutual Beacon Fund

10. REGULATORY MATTERS (CONTINUED)

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund's adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund's management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.





44 |  Annual Report

Mutual Beacon Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF MUTUAL BEACON FUND


We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Mutual Beacon Fund (one of the portfolios constituting the Franklin Mutual Series Fund Inc. [the Fund]) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Beacon Fund of the Franklin Mutual Series Fund Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



                                                           /S/ERNEST & YOUNG LLP


Boston, Massachusetts
February 4, 2004





                                                              Annual Report | 45

Mutual Beacon Fund

TAX DESIGNATION (UNAUDITED)


Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 30.43% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2003.

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to a maximum of $57,556,667 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2003. In January 2004, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2003. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.



46 |  Annual Report

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 EDWARD I. ALTMAN, PH.D. (62)    Director       Since 1987       7                         None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, NYU Salomon Center,
 Stern School of Business, New York University; editor and author of numerous financial publications; and financial consultant; and FORMERLY Vice Director, NYU Salomon Center, Stern School of Business, New York University.
-----------------------------------------------------------------------------------------------------------------------------------
 ANN TORRE GRANT (45)            Director       Since 1994       7                         Independent Director, SLM,
 51 John F. Kennedy Parkway                                                                Corporation (Sallie Mae); and Allied
 Short Hills, NJ 07078                                                                     Capital Corporation (financial services).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
 Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
-----------------------------------------------------------------------------------------------------------------------------------
 BURTON J. GREENWALD (74)        Director       Since 2002       12                        Director, Fiduciary Emerging Markets
 51 John F. Kennedy Parkway                                                                Bond Fund PLC and Fiduciary
 Short Hills, NJ 07078                                                                     International Ireland Limited.

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Managing Director, B.J. Greenwald Associates, management consultants to the financial services industry.
-----------------------------------------------------------------------------------------------------------------------------------
 BRUCE A. MACPHERSON (73)        Director       Since 1974       7                         None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers); and part owner McKinstry Inc., Chicopee, MA (manufacturer of electrical enclosures).
-----------------------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS (74)           Director       Since 1996       28                        None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY,
 Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power
 and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 47

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 CHARLES RUBENS II (73)          Director       Since 1998       12                        None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Private investor.
-----------------------------------------------------------------------------------------------------------------------------------
 LEONARD RUBIN (78)              Director       Since 1996       12                        None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of the
 Board, Carolace Embroidery Co., Inc. (until 1996).
-----------------------------------------------------------------------------------------------------------------------------------
 ROBERT E. WADE (57)             Director       Since 1991       7                         Director, El Oro Mining and
 51 John F. Kennedy Parkway                                                                Exploration Co., p.l.c.; and FORMERLY,
 Short Hills, NJ 07078                                                                     Director, El Oro Mining and Exploration
                                                                                           Company, p.l.c and The Exploration
                                                                                           Company, p.l.c., (until 2003).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Practicing attorney.
-----------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 **WILLIAM J. LIPPMAN (78)       Director       Since 1996       18                        None
 One Parker Plaza, 9th Floor
 Fort Lee, NJ 07024

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Private Client Group, Inc.; President, Franklin Advisory Services, LLC.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of seven of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 **ANNE M. TATLOCK (64)          Director       Since 2002       7                         Director, Fortune Brands, Inc.
 600 Fifth Avenue, 7th Floor                                                               (consumer products) and Merck &
 New York, NY 10020-2302                                                                   Co. Inc. (pharmaceuticals)

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member - Office of the
 Chairman and Director, Franklin Resources, Inc.; and officer and/or director of some of the other subsidiaries of
 Franklin Resources, Inc.
-----------------------------------------------------------------------------------------------------------------------------------



48 |  Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 **DAVID J. WINTERS (41)         Director,      Director since   7                         None
 51 John F. Kennedy Parkway      President,     2001, President
 Short Hills, NJ 07078-2702      Chairman of    since 1999,
                                 the Board      Chairman of the
                                 and Chief      Board and Chief
                                 Executive      Executive
                                 Officer -      Officer -
                                 Investment     Investment
                                 Management     Management
                                                since 2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Chief Investment Officer, and Chief Executive Officer, Franklin Mutual Advisers, LLC., and of three of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (56)           Senior Vice    Since 2002       Not Applicable            None
 500 East Broward Blvd.          President and
 Suite 2100 Fort Lauderdale, FL  Chief
 33394-3091                      Executive
                                 Officer -
                                 Finance and
                                 Administration

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (56)              Vice President Since 2000       Not Applicable            None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
 Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
 Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
 (until 2000).
-----------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)           Vice President Since 2000       Not Applicable            None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President,
 Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment
 Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin
 Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton
 Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman,
 Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995);
 Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 49

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (66)          Vice           Since 2002       Not Applicable            Director, FTI Banque, Arch
 600 Fifth Avenue                President -                                               Chemicals, Inc. and Lingnan
 Rockefeller Center              AML                                                       Foundation.
 New York, NY 10048-0772         Compliance

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 KIMBERLEY H. MONASTERIO (40)    Treasurer      Treasurer        Not Applicable            None
 One Franklin Parkway            and Chief      and Chief
 San Mateo, CA 94403-1906        Financial      Financial
                                 Officer        Officer
                                                since 2003

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin
 Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (66)          Vice           Since 2000       Not Applicable            None
 One Franklin Parkway            President
 San Mateo, CA 94403-1906        and
                                 Secretary

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia)
 Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**William J. Lippman is considered an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc. (Resources), which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Resources. David J. Winters is considered an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE GRANT, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.




50 |  Annual Report

Mutual Beacon Fund

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention:
Proxy Group.





                                                              Annual Report | 51

                       This page intentionally left blank.

Literature Request

For a brochure and prospectus, which contains more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 3
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 4
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 5

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 6
Franklin's AGE High Income Fund
Franklin Federal Money Fund 6,7
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 4
Franklin Income Fund
Franklin Money Fund 6,7
Franklin Short-Intermediate U.S. Government Securities Fund 6
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio 6
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 6
Templeton Global Bond Fund

TAX-FREE INCOME 8

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 6,7

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. Effective June 30, 2003, the fund reopened to all new investors.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.



11/03    Not part of the annual report

         [LOGO]
FRANKLIN[R] TEMPLETON[R]      One Franklin Parkway
      INVESTMENTS             San Mateo, CA 94403-1906







WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


ANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL BEACON FUND

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF INVESTMENT OFFICER
David J. Winters

AUDITORS
Ernst & Young LLP
200 Clarendon Streeet
Boston, MA 02116

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual Beacon Fund prospectus, which contains more complete information, including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



476 A2003 02/04

                                                               DECEMBER 31, 2003
--------------------------------------------------------------------------------

[GRAPHIC]

--------------------------------------------------------------------------------
                  ANNUAL REPORT AND SHAREHOLDER LETTER | GLOBAL
--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                MUTUAL DISCOVERY FUND                  FASTER VIA EMAIL?
                                                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------




                                 [LOGO OMITTED]
                            FRANKLIN (R) TEMPLETON(R)
                                   INVESTMENTS
                      Franklin o Templeton o Mutual Series

Thank You For Your
Continued Participation

At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.


SPECIALIZED EXPERTISE

Mutual Series is part of Franklin Templeton Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.


TRUE DIVERSIFICATION

Because these management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why the funds can be used to build truly diversified portfolios covering every major asset class.


RELIABILITY YOU CAN TRUST

Franklin Templeton Investments seeks to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.








--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS LANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER .......................   1


ANNUAL REPORT

Mutual Discovery Fund ....................   5

Performance Summary ......................  10

Financial Highlights and
Statement of Investments .................  15

Financial Statements .....................  33

Notes to Financial Statements ............  37

Independent Auditors' Report .............  48

Tax Designation ..........................  49

Board Members and Officers ...............  54

Proxy Voting Policies and Procedures .....  58


--------------------------------------------------------------------------------



Regulatory Update

AS OF FEBRUARY 12, 2004


On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, including the Fund and other funds, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. It is anticipated that the Company may be named in additional similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund's adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If it is found that the Company bears responsibility for any unlawful or improper conduct, we have committed to making the funds or their shareholders whole, as appropriate. Any further updates on these matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."






4 |Not part of the annual report

Annual Report

Mutual Discovery Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Mutual Discovery Fund seeks long-term capital appreciation by investing primarily in common and preferred stocks and bonds. The Fund may also invest up to 100% of its assets in foreign securities.


We are pleased to bring you Mutual Discovery Fund's annual report for the fiscal year ended December 31, 2003.


PERFORMANCE OVERVIEW

Mutual Discovery Fund - Class Z posted a 31.55% cumulative total return for the 12 months ended December 31, 2003, as shown in the Performance Summary beginning on page 10. Compared with its benchmarks over the same period, the Fund outperformed the Standard & Poor's 500 Composite Index's (S&P 500's) 28.67% return but underperformed the Morgan Stanley Capital International (MSCI) World Index's 33.76% return. 1


ECONOMIC AND MARKET OVERVIEW

Early in 2003, economic uncertainty and geopolitical events pushed U.S. interest rates to their lowest level in more than four decades. The U.S. government injected fiscal stimulus into the economy, approving another round of tax cuts and rebates that included dividend and capital gains tax reductions. In June, an accommodative Federal Reserve Board, in an attempt to bolster the economy, cut the federal funds target rate to 1.00%.

During the year, the U.S. trade deficit increased significantly, contributing to the U.S. dollar's fall to record lows against the euro and other major currencies. However, the weak dollar provided a boost to the U.S. economy and corporate



1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is market capitalization-weighted and measures total returns of equity securities in developed markets globally. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


                                                               Annual Report | 5

GEOGRAPHIC DISTRIBUTION*
Based on Total Net Assets as of 12/31/03

U.S.                 40.0%
U.K.                 14.3%
Canada                7.0%
France                6.7%
Switzerland           4.5%
Netherlands           3.8%
Irish Republic        3.3%
Japan                 2.8%
Norway                2.4%
Spain                 2.3%
Denmark               2.3%
Luxembourg            1.6%
Germany               1.5%
South Korea           1.4%
Mexico                1.2%
Belgium               1.2%
Sweden                1.1%
South Africa          1.1%
Other Countries       3.3%

*Other net assets = -1.8% because of foreign currency hedging.



profits as exports became cheaper for foreign buyers. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. In addition, U.S. federal spending stayed firm and inflation remained benign. U.S. gross domestic product (GDP) grew an annualized 8.2% in third quarter 2003, its strongest pace in nearly 20 years, and overall, 2003 GDP grew an estimated 3.1%. As economic data improved, interest rates rose from their lows, and the 10-year Treasury note's yield ended the period at 4.27%.

Foreign economies also showed signs of recovery following a low growth and disinflationary environment that facilitated monetary easing in many major economies during the reporting period. While economic growth accelerated in the U.S., it remained strong in Asia, and was weak, yet positive, in Europe. Despite these signs of economic recovery, benign inflationary trends continued, supported by cyclical productivity gains and excess capacity in labor and capital.

A global equity market rally started in late March 2003 and continued through the end of the year. The rebound began with investors anticipating global economic recovery in the second half of 2003, and it continued as data showed robust economic growth. Improved sentiment led many investors to rotate into economically sensitive and financially leveraged companies, specifically cyclical, technology, small-capitalization and emerging market stocks, which had generally performed poorly in recent years. Consequently, domestic and foreign equity markets generally performed well.


INVESTMENT STRATEGY

At Mutual Series, we follow a distinctive, three-pronged investment approach, which combines purchasing undervalued equities with investing in distressed debt and risk arbitrage. We invest in undervalued common stocks of companies we believe are trading at a substantial discount to their intrinsic or business value. We focus on situations we believe have limited downside risk and the potential for substantial long-term appreciation. In our opinion, successful investing is as much about avoiding and containing losses as it is about generating gains. We also invest in distressed securities and bankruptcy situations. We have been involved in this highly specialized field for many years and have found it can provide attractive returns over time. As with equities, we undertake our own rigorous fundamental analysis of each situation and focus our efforts on those we believe have limited risk and substantial upside potential. Lastly, the Fund invests in







6 | Annual Report
arbitrage situations, another highly specialized field where we have been active for some time. In arbitrage investing, we generally seek to invest in companies in the process of being acquired or undergoing mergers. By buying those shares at a discount to the announced deal value, the Fund seeks to earn a return as that discount narrows and the transaction is completed.

Although we believe returns from each of these three prongs can be attractive over time, we will migrate the Fund's capital toward areas where we find the most compelling opportunities at any given moment. Typically, the bulk of the Fund's assets will be invested in equities, while distressed investing and arbitrage will each represent a much smaller portion of the Fund. We may also hold a significant portion of the Fund's assets in cash or high-quality, short-term debt instruments when other investment opportunities are not sufficiently compelling to us. As a global fund, Mutual Discovery Fund will seek out opportunities around the world, with an emphasis on developed markets where we think political risks are low and potential returns are attractive. We will generally seek to hedge the Fund's currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities. We believe our three-pronged approach, coupled with rigorous fundamental analysis and an aversion to risk, can allow the Fund to achieve attractive risk-adjusted returns over time.


MANAGER'S DISCUSSION

Several of the most significant contributors to the Fund's performance during the year under review were from our distressed portfolio such as NTL, International Steel Group (ISG), Telewest and Adelphia. We began investing in NTL bonds in 2001, and in January 2003, the company emerged from bankruptcy. In the process, our bonds were converted into the new company's equity, and share prices subsequently rose. We were one of the original investors in ISG, which was formed to purchase selected steel assets from bankrupt U.S. steel companies. ISG went public in December 2003, resulting in investment appreciation. Telewest Communications and Adelphia Communications bond prices rose as the companies progressed through their respective bankruptcy processes.



TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/03

-------------------------------------------------
                                      % OF TOTAL
                                      NET ASSETS
-------------------------------------------------
  Tobacco                                   8.9%
-------------------------------------------------
  Insurance                                 8.3%
-------------------------------------------------
  Media                                     7.6%
-------------------------------------------------
  Beverages                                 7.5%
-------------------------------------------------
  Metals & Mining                           6.2%
-------------------------------------------------
  Diversified Financial Services            5.7%
-------------------------------------------------
  Food Products                             4.8%
-------------------------------------------------
  Commercial Banks                          4.4%
-------------------------------------------------
  Diversified Telecommunication Services    3.9%
-------------------------------------------------
  Chemicals                                 3.4%
-------------------------------------------------


                                                               Annual Report | 7

TOP 10 HOLDINGS
12/31/03

----------------------------------------------
  COMPANY                          % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY         NET ASSETS
----------------------------------------------
  British American Tobacco PLC           3.1%
   TOBACCO, U.K.
----------------------------------------------
  Berkshire Hathaway Inc., A & B         2.9%
   INSURANCE, U.S.
----------------------------------------------
  NTL Inc.                               2.2%
   DIVERSIFIED TELECOMMUNICATION
   SERVICES, U.K.
----------------------------------------------
  International Steel Group              2.0%
   METALS & MINING, U.S.
----------------------------------------------
  Altadis SA                             1.9%
   TOBACCO, SPAIN
----------------------------------------------
  White Mountains Insurance Group Inc.,
  common & restricted                    1.8%
   INSURANCE, U.S.
----------------------------------------------
  Imperial Tobacco Group PLC             1.6%
   TOBACCO, U.K.
----------------------------------------------
  Vinci SA                               1.5%
   CONSTRUCTION & ENGINEERING, FRANCE
----------------------------------------------
  Diageo PLC                             1.5%
   BEVERAGES, U.K.
----------------------------------------------
  Carlsberg AS, A & B                    1.5%
   BEVERAGES, DENMARK
----------------------------------------------


Within equities, White Mountains Insurance Group was one of the Fund's largest contributors during the period. Our investment in White Mountains reflects our focus on companies with strong or improving fundamentals, attractive valuations and management teams who think like owners. During 2003, the company benefited from strong price increases for primary and reinsurance risks, disciplined underwriting and solid returns from its investment portfolio. While many companies within the property and casualty insurance industry struggled with eroding capital from past underwriting mistakes and significant losses in their investment portfolios, White Mountains utilized its much-improved balance sheet and industry knowledge to acquire undervalued or capital-constrained insurance companies and to increase exposure to its most attractive lines of businesses. Primarily as a result of these actions, the company continued to improve profitability and enjoyed a 13% increase in its book value during 2003.

Also contributing positively to the Fund was SES Global, which offers global satellite services primarily to broadcasters, cable television networks and broadband telecommunications companies. We purchased most of the Fund's position in a single block trade from another company that was divesting non-core holdings to shore up its balance sheet. This is an excellent example of a situation where keeping a cash reserve enabled the Fund to take advantage of an opportunity that arose quickly. As SES generated improved free cash flow, reduced balance sheet debt and signed contracts for additional satellite capacity, and as the technical pressure due to the forced sale abated, the company's shares rose, resulting in a gain for the Fund.

Detracting from Fund performance during the reporting period were Allied Domecq (sold by year-end), one of the world's largest spirits and wine companies; Abitibi-Consolidated, a Canadian paper and forest products company; and Beiersdorf, a German personal care products company. Allied Domecq's stock declined after the company lowered its earnings outlook in February due to a weak U.S. dollar, higher pension expenses and weakness in its Spanish operations. Abitibi's shares underperformed in 2003 after a weak U.S. dollar, soft sales and higher energy prices forced the company to reduce its earnings outlook and cut its dividend. Beiersdorf, which owns leading skin care brand Nivea, had been the subject of takeover speculation earlier in the year. Beiersdorf's shares declined after major shareholders announced the company would remain independent and not be sold.




8 | Annual Report

Thank you for your continued participation in Mutual Discovery Fund. We look forward to serving your future investment needs.






[PHOTO OF DAVID J. WINTERS OMITTED]
/S/ DAVID J. WINTERS
David J. Winters, CFA
Portfolio Manager


[PHOTO OF TIMOTHY M. RANKIN OMITTED]
/S/ TIMOTHY M. RANKIN
Timothy M. Rankin, CFA
Assistant Portfolio Manager

Mutual Discovery Fund





THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 9

Performance Summary as of 12/31/03

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION
--------------------------------------------------------------------------------------------------
  CLASS Z                                               CHANGE          12/31/03         12/31/02
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$4.64            $20.80           $16.16
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4315
--------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE          12/31/03         12/31/02
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$4.60            $20.66           $16.06
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.3753
--------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE          12/31/03         12/31/02
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$4.49            $20.34           $15.85
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2795
--------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE          12/31/03         12/31/02
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$4.57            $20.59           $16.02
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2630
--------------------------------------------------------------------------------------------------
  CLASS R                                               CHANGE          12/31/03         12/31/02
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$4.55            $20.56           $16.01
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.3677
--------------------------------------------------------------------------------------------------


10 | Past performance does not guarantee future results.|Annual Report

PERFORMANCE
-----------------------------------------------------------------------------------------------------
  CLASS Z 1                                             1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             31.55%            72.96%          247.33%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                         31.55%            11.58%           13.26%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                        $13,155           $17,296          $34,733
-----------------------------------------------------------------------------------------------------
  CLASS A 1                                             1-YEAR            5-YEAR  INCEPTION (11/1/96)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             31.13%            70.04%          113.32%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                         23.59%             9.89%           10.23%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                        $12,359           $16,026          $20,103
-----------------------------------------------------------------------------------------------------
  CLASS B 1                                             1-YEAR            5-YEAR   INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             30.22%            64.51%           64.51%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                         26.22%            10.20%           10.20%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                        $12,622           $16,251          $16,251
-----------------------------------------------------------------------------------------------------
  CLASS C 1                                             1-YEAR            5-YEAR  INCEPTION (11/1/96)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                             30.29%            64.59%          104.01%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                         28.02%            10.26%           10.30%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                        $12,802           $16,297          $20,195
-----------------------------------------------------------------------------------------------------
  CLASS R                                                                 1-YEAR   INCEPTION (1/1/02)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 2                                               30.87%           18.45%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return 3                                           29.87%            8.86%
-----------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 4                                         $12,987           $11,845
-----------------------------------------------------------------------------------------------------


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



        Annual Report | Past performance does not guarantee future results. | 11

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.



AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS Z 1                  12/31/03
--------------------------------------
  1-Year                       31.55%
--------------------------------------
  5-Year                       11.58%
--------------------------------------
  10-Year                      13.26%
--------------------------------------


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Class Z (1/1/94-12/31/03) 1

[GRAPHIC OMITTED]

        Mutual Discovery Fund      S&P 500 Index 5    MSCI World Index 5
1/94    $10000                     $10000             $10000
         10559                      10339              10661
         10421                      10059              10525
         10314                      9621               10073
         10398                      9744               10386
         10406                      9904               10414
         10337                      9661               10387
         10571                      9978               10586
         10882                      10387              10907
         10711                      10133              10622
         10664                      10360              10927
         10345                      9983               10455
         10362                      10131              10558
         10585                      10394              10401
         10965                      10798              10555
         10973                      11116              11066
         11394                      11444              11454
         11658                      11900              11554
         11972                      12176              11552
         12446                      12580              12133
         12721                      12611              11865
         13046                      13143              12213
         12838                      13096              12023
         13088                      13671              12442
         13329                      13934              12808
         13821                      14408              13042
         14287                      14542              13124
         14489                      14682              13345
         14806                      14898              13661
         15061                      15281              13675
6/96     15041                      15340              13747
         14592                      14662              13264
         15095                      14972              13419
         15462                      15814              13947
         15848                      16250              14047
         16503                      17477              14836
         16651                      17131              14601
         17446                      18201              14780
         17785                      18344              14952
         17620                      17591              14659
         17649                      18641              15141
         18289                      19775              16078
         18967                      20660              16882
         19791                      22303              17663
         19604                      21055              16484
         20591                      22207              17382
         19998                      21466              16470
         20117                      22459              16764
         20471                      22845              16971
         20482                      23097              17446
         21534                      24762              18629
         22769                      26029              19419
         23192                      26291              19611
         23506                      25839              19368
         22921                      26888              19831
         22382                      26603              19802
         19330                      22760              17164
         18465                      24219              17471
         18975                      26187              19053
         19929                      27773              20189
12/98    20083                      29373              21178
         20222                      30601              21645
         19990                      29650              21072
         20908                      30836              21953
         22315                      32030              22821
         22327                      31274              21991
         23121                      33009              23019
         22861                      31980              22953
         22589                      31821              22916
         22293                      30950              22697
         22755                      32908              23880
         23949                      33577              24555
         25465                      35553              26545
         25368                      33767              25028
         26177                      33128              25099
         27299                      36367              26837
         26998                      35273              25705
         27155                      34552              25057
         27232                      35403              25905
         27581                      34850              25178
         28395                      37014              26001
         28111                      35060              24621
         28331                      34912              24212
         27853                      32161              22745
         28672                      32319              23116
         29550                      33465              23565
         29550                      30415              21576
         28672                      28490              20163
         29505                      30702              21658
         30398                      30908              21389
6/01     30539                      30156              20722
         30478                      29859              20449
         30171                      27992              19472
         27607                      25731              17759
         27683                      26222              18100
         28390                      28233              19174
         29035                      28481              19297
         29130                      28065              18714
         29418                      27524              18555
         30391                      28559              19380
         30918                      26828              18728
         31158                      26632              18772
         29245                      24735              17637
         27317                      22807              16152
         27590                      22957              16186
         26144                      20464              14409
         26240                      22264              15476
         26626                      23573              16313
         26405                      22189              15526
         25964                      21608              15057
         25261                      21284              14799
         25376                      21488              14758
         27320                      23259              16076
         28856                      24483              17003
         29347                      24796              17304
         29709                      25234              17658
         30596                      25725              18044
         30761                      25452              18159
         32076                      26891              19240
         33194                      27128              19537
12/03    34733                      28550              20768


AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS A 1                  12/31/03
--------------------------------------
  1-Year                       23.59%
--------------------------------------
  5-Year                        9.89%
--------------------------------------
  Since Inception (11/1/96)    10.23%
--------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Class A (11/1/96-12/31/03) 1

[GRAPHIC OMITTED]

Date     Mutual Discovery Fund    S&P 500 Index 5     MSCI World Index 5
11/1/96  $9,424                   $10,000             $10,000
11/30/96 $9,808                   $10,755             $10,562
12/31/96 $9,887                   $10,542             $10,395
1/31/97  $10,348                  $11,200             $10,522
2/28/97  $10,544                  $11,288             $10,645
3/31/97  $10,446                  $10,825             $10,436
4/30/97  $10,463                  $11,471             $10,779
5/31/97  $10,838                  $12,169             $11,446
6/30/97  $11,235                  $12,714             $12,019
7/31/97  $11,718                  $13,725             $12,574
8/31/97  $11,607                  $12,957             $11,735
9/30/97  $12,188                  $13,666             $12,374
10/31/97 $11,830                  $13,210             $11,725
11/30/97 $11,900                  $13,821             $11,934
12/31/97 $12,109                  $14,058             $12,082
1/31/98  $12,109                  $14,213             $12,420
2/28/98  $12,726                  $15,238             $13,262
3/31/98  $13,453                  $16,018             $13,824
4/30/98  $13,697                  $16,179             $13,962
5/31/98  $13,877                  $15,901             $13,789
6/30/98  $13,530                  $16,546             $14,118
7/31/98  $13,208                  $16,371             $14,097
8/31/98  $11,398                  $14,006             $12,219
9/30/98  $10,885                  $14,904             $12,438
10/31/98 $11,181                  $16,115             $13,564
11/30/98 $11,741                  $17,091             $14,373
12/31/98 $11,822                  $18,075             $15,077
1/31/99  $11,905                  $18,831             $15,409
2/28/99  $11,760                  $18,246             $15,002
3/31/99  $12,303                  $18,975             $15,629
4/30/99  $13,122                  $19,710             $16,247
5/31/99  $13,129                  $19,245             $15,655
6/30/99  $13,594                  $20,313             $16,388
7/31/99  $13,440                  $19,679             $16,341
8/31/99  $13,266                  $19,582             $16,314
9/30/99  $13,091                  $19,046             $16,158
10/31/99 $13,357                  $20,251             $17,000
11/30/99 $14,056                  $20,662             $17,481
12/31/99 $14,941                  $21,878             $18,898
1/31/00  $14,877                  $20,779             $17,818
2/29/00  $15,353                  $20,386             $17,868
3/31/00  $16,008                  $22,379             $19,105
4/30/00  $15,823                  $21,706             $18,300
5/31/00  $15,915                  $21,262             $17,839
6/30/00  $15,954                  $21,786             $18,442
7/31/00  $16,152                  $21,446             $17,925
8/31/00  $16,624                  $22,777             $18,510
9/30/00  $16,449                  $21,575             $17,528
10/31/00 $16,579                  $21,484             $17,237
11/30/00 $16,289                  $19,791             $16,192
12/31/00 $16,773                  $19,888             $16,457
1/31/01  $17,281                  $20,593             $16,776
2/28/01  $17,272                  $18,717             $15,360
3/31/01  $16,746                  $17,532             $14,354
4/30/01  $17,227                  $18,893             $15,419
5/31/01  $17,744                  $19,020             $15,227
6/30/01  $17,822                  $18,557             $14,752
7/31/01  $17,786                  $18,374             $14,558
8/31/01  $17,605                  $17,225             $13,862
9/30/01  $16,098                  $15,834             $12,643
10/31/01 $16,143                  $16,137             $12,886
11/30/01 $16,549                  $17,374             $13,650
12/31/01 $16,918                  $17,526             $13,738
1/31/02  $16,975                  $17,271             $13,323
2/28/02  $17,134                  $16,938             $13,210
3/31/02  $17,695                  $17,575             $13,797
4/30/02  $17,995                  $16,510             $13,333
5/31/02  $18,126                  $16,388             $13,364
6/30/02  $17,009                  $15,221             $12,556
7/31/02  $15,888                  $14,035             $11,499
8/31/02  $16,039                  $14,127             $11,523
9/30/02  $15,191                  $12,593             $10,258
10/31/02 $15,248                  $13,701             $11,017
11/30/02 $15,465                  $14,506             $11,614
12/31/02 $15,331                  $13,654             $11,053
1/31/03  $15,073                  $13,297             $10,719
2/28/03  $14,662                  $13,098             $10,536
3/31/03  $14,729                  $13,223             $10,507
4/30/03  $15,846                  $14,313             $11,445
5/31/03  $16,734                  $15,066             $12,105
6/30/03  $17,006                  $15,259             $12,319
7/31/03  $17,218                  $15,528             $12,571
8/31/03  $17,727                  $15,830             $12,846
9/30/03  $17,823                  $15,663             $12,927
10/31/03 $18,572                  $16,548             $13,697
11/30/03 $19,215                  $16,694             $13,909
12/31/03 $20,103                  $17,569             $14,785


12 | Past performance does not guarantee future results.|Annual Report

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Class B (1/1/99-12/31/03) 1
         Mutual Discovery Fund      S&P 500 Index 5    MSCI World Index 5
1/99    $10000                      $10000             $10000
         10070                       10418              10220
          9942                       10094               9949
         10396                       10498              10365
         11076                       10904              10775
         11076                       10647              10383
         11462                       11237              10869
         11320                       10887              10838
         11172                       10833              10820
         11018                       10537              10716
         11231                       11203              11275
         11816                       11431              11594
         12555                       12104              12534
         12495                       11496              11817
2/00     12885                       11278              11851
         13420                       12381              12671
         13264                       12008              12137
         13330                       11763              11831
         13356                       12053              12231
         13517                       11864              11888
         13903                       12601              12276
         13755                       11936              11625
         13851                       11885              11432
         13607                       10949              10739
         13998                       11003              10914
         14411                       11393              11126
         14396                       10355              10187
         13961                        9699               9520
4/01     14351                       10452              10226
         14771                       10522              10099
         14832                       10266               9784
         14787                       10165               9655
         14627                        9529               9194
         13373                        8760               8385
         13403                        8927               8546
         13730                        9612               9053
         14028                        9696               9111
         14068                        9554               8836
         14193                        9370               8761
         14656                        9723               9150
         14892                        9133               8843
         14994                        9066               8863
         14061                        8421               8327
7/02     13121                        7764               7626
         13247                        7815               7642
         12536                        6967               6803
         12576                        7579               7307
         12749                        8025               7702
         12633                        7554               7331
         12410                        7356               7109
         12068                        7246               6987
         12115                        7315               6968
         13032                        7918               7591
         13749                        8335               8028
         13971                        8441               8170
         14131                        8590               8337
         14540                        8758               8520
         14612                        8665               8574
         15221                        9155               9084
         15742                        9235               9225
12/03    16251                        9720               9806



AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS B 1                  12/31/03
--------------------------------------
  1-Year                       26.22%
--------------------------------------
  5-Year                       10.20%
--------------------------------------
  Since Inception (1/1/99)     10.20%
--------------------------------------


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Class C (11/1/96-12/31/03) 1

[GRAPHIC OMITTED]

Date     Mutual Discovery Fund      S&P 500 Index 5    MSCI World Index 5
11/96   $ 9899                      $10000             $10000
         10303                       10755              10562
         10386                       10542              10395
         10869                       11200              10522
         11069                       11288              10645
         10954                       10825              10436
         10966                       11471              10779
         11353                       12169              11446
         11759                       12714              12019
         12265                       13725              12574
         12142                       12957              11735
         12739                       13666              12374
         12357                       13210              11725
         12425                       13821              11934
         12639                       14058              12082
         12632                       14213              12420
         13265                       15238              13262
         14018                       16018              13824
         14267                       16179              13962
         14442                       15901              13789
         14078                       16546              14118
         13734                       16371              14097
8/98     11849                       14006              12219
         11313                       14904              12438
         11616                       16115              13564
         12186                       17091              14373
         12270                       18075              15077
         12342                       18831              15409
         12192                       18246              15002
         12742                       18975              15629
         13586                       19710              16247
         13586                       19245              15655
         14062                       20313              16388
         13888                       19679              16341
         13707                       19582              16314
         13518                       19046              16158
         13786                       20251              17000
         14497                       20662              17481
         15399                       21878              18898
         15333                       20779              17818
         15811                       20386              17868
         16472                       22379              19105
         16281                       21706              18300
         16362                       21262              17839
6/00     16390                       21786              18442
         16587                       21446              17925
         17058                       22777              18510
         16877                       21575              17528
         16995                       21484              17237
         16697                       19791              16192
         17174                       19888              16457
         17687                       20593              16776
         17668                       18717              15360
         17129                       17532              14354
         17614                       18893              15419
         18126                       19020              15227
         18197                       18557              14752
         18150                       18374              14558
         17946                       17225              13862
         16407                       15834              12643
         16445                       16137              12886
         16843                       17374              13650
         17217                       17526              13738
         17265                       17271              13323
         17418                       16938              13210
3/02     17981                       17575              13797
         18268                       16510              13333
         18401                       16388              13364
         17253                       15221              12556
         16100                       14035              11499
         16254                       14127              11523
         15389                       12593              10258
         15428                       13701              11017
         15649                       14506              11614
         15500                       13654              11053
         15229                       13297              10719
         14813                       13098              10536
         14861                       13223              10507
         15984                       14313              11445
         16874                       15066              12105
         17141                       15259              12319
         17336                       15528              12571
         17842                       15830              12846
         17929                       15663              12927
         18678                       16548              13697
         19311                       16694              13909
12/03    20195                       17569              14785



AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS C 1                  12/31/03
--------------------------------------
  1-Year                       28.02%
--------------------------------------
  5-Year                       10.26%
--------------------------------------
  Since Inception (11/1/96)    10.30%
--------------------------------------



         Annual Report | Past performance does not guarantee future results. |13

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS R                    12/31/03
--------------------------------------
  1-Year                       29.87%
--------------------------------------
  Since Inception (1/1/02)      8.86%
--------------------------------------


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Class R (1/1/02-12/31/03)

[GRAPHIC OMITTED]

Date     Mutual Discovery Fund    S&P 500 Index 5     MSCI World Index 5
1/02     $10000                   $10000              $10000
          10033                     9854                9698
          10127                     9664                9616
          10459                    10028               10043
          10631                     9420                9705
          10709                     9351                9728
6/02      10051                     8685                9140
           9383                     8008                8370
           9472                     8061                8388
           8971                     7185                7467
           9004                     7817                8020
           9132                     8277                8454
12/02      9051                     7791                8046
           8893                     7587                7803
           8656                     7473                7669
           8689                     7545                7648
           9351                     8167                8331
           9871                     8596                8811
6/03      10032                     8706                8967
          10152                     8860                9151
          10453                     9032                9351
          10505                     8937                9410
          10948                     9442                9970
          11323                     9525               10125
12/03     11845                    10024               10762


ENDNOTES


THE FUND INVESTS IN FOREIGN SECURITIES AND SMALLER-COMPANY STOCKS. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: No initial sales charge or Rule 12b-1 fees; shares are available only to certain investors, as described in the prospectus.

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.


1. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is market capitalization-weighted and measures total returns of equity securities in developed markets globally.


14 | Past performance does not guarantee future results. | Annual Report

Mutual Discovery Fund

FINANCIAL HIGHLIGHTS


                                                          ---------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS Z                                                         2003         2002         2001         2000         1999
                                                          ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................      $16.16       $18.19       $18.93       $21.10       $17.27
                                                          ---------------------------------------------------------------

Income from investment operations:

 Net investment income a ...............................         .28          .33          .37          .36          .25

 Net realized and unrealized gains (losses) ............        4.80        (1.96)        (.14)        2.14         4.32
                                                          ---------------------------------------------------------------
Total from investment operations .......................        5.08        (1.63)         .23         2.50         4.57
                                                          ---------------------------------------------------------------
Less distributions from:

 Net investment income .................................        (.43)        (.32)        (.34)        (.63)        (.42)

 Net realized gains ....................................          --         (.08)        (.63)       (4.04)        (.32)
                                                          ---------------------------------------------------------------
Total distributions ....................................        (.43)        (.40)        (.97)       (4.67)        (.74)
                                                          ---------------------------------------------------------------
Net asset value, end of year ...........................      $20.81       $16.16       $18.19       $18.93       $21.10
                                                          ---------------------------------------------------------------

Total return b .........................................      31.55%      (9.06)%        1.26%       12.59%       26.80%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................  $2,168,161   $1,673,786   $1,931,117   $2,010,578   $2,038,298

Ratios to average net assets:*

 Expenses c ............................................       1.11%        1.04%        1.04%        1.05%        1.05%

 Expenses excluding waiver and payments by affiliate c .       1.11%        1.04%        1.04%        1.07%        1.11%

 Net investment income .................................       1.55%        1.88%        1.93%        1.64%        1.33%

Portfolio turnover rate ................................      46.34%       40.95%       59.32%       75.34%       87.67%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ..............................................       1.08%        1.03%        1.02%        1.02%        1.03%
 Expenses, excluding waiver and payments by affiliate ..       1.08%        1.03%        1.02%        1.04%        1.09%



a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.




                                                              Annual Report | 15

Mutual Discovery Fund

                                                            ------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
CLASS A                                                           2003         2002       2001        2000        1999
                                                            ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................      $16.06       $18.08     $18.83      $21.00      $17.19
                                                            ------------------------------------------------------------

Income from investment operations:

 Net investment income a .................................         .21          .27        .30         .28         .18

 Net realized and unrealized gains (losses) ..............        4.78        (1.95)      (.14)       2.14        4.30
                                                            ------------------------------------------------------------
Total from investment operations .........................        4.99        (1.68)       .16        2.42        4.48
                                                            ------------------------------------------------------------

Less distributions from:

 Net investment income ...................................        (.38)        (.26)      (.28)       (.55)       (.35)

 Net realized gains ......................................          --         (.08)      (.63)      (4.04)       (.32)
                                                            ------------------------------------------------------------
Total distributions ......................................        (.38)        (.34)      (.91)      (4.59)       (.67)
                                                            ------------------------------------------------------------
Net asset value, end of year .............................      $20.67       $16.06     $18.08      $18.83      $21.00
                                                            ------------------------------------------------------------

Total return b ...........................................      31.13%      (9.39)%       .86%      12.27%      26.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................  $1,439,579     $925,278   $911,434    $877,528    $844,462

Ratios to average net assets:*

 Expenses c ..............................................       1.46%        1.39%      1.39%       1.40%       1.40%

 Expenses excluding waiver and payments by affiliate c ...       1.46%        1.39%      1.39%       1.42%       1.46%

 Net investment income ...................................       1.20%        1.53%      1.57%       1.30%        .98%

Portfolio turnover rate ..................................      46.34%       40.95%     59.32%      75.34%      87.67%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ................................................       1.43%        1.38%      1.37%       1.37%       1.38%
 Expenses, excluding waiver and payments by affiliate ....       1.43%        1.38%      1.37%       1.39%       1.44%



a Based on average daily shares outstanding.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.



16 | Annual Report

Mutual Discovery Fund

Mutual Discovery Fund

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                             ---------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
CLASS B                                                           2003         2002       2001        2000        1999
                                                             ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................    $15.85       $17.87     $18.66      $20.90      $17.19
                                                             ---------------------------------------------------------

Income from investment operations:

 Net investment income a ..................................       .09          .16        .16         .15         .01

 Net realized and unrealized gains (losses) ...............      4.69        (1.92)      (.12)       2.11        4.33
                                                             ---------------------------------------------------------
Total from investment operations ..........................      4.78        (1.76)       .04        2.26        4.34
                                                             ---------------------------------------------------------

Less distributions from:

 Net investment income ....................................      (.28)        (.18)      (.20)       (.46)       (.31)

 Net realized gains .......................................        --         (.08)      (.63)      (4.04)       (.32)
                                                             ---------------------------------------------------------
Total distributions .......................................      (.28)        (.26)      (.83)      (4.50)       (.63)
                                                             ---------------------------------------------------------
Net asset value, end of year ..............................    $20.35       $15.85     $17.87      $18.66      $20.90
                                                             ---------------------------------------------------------

Total return b ............................................    30.22%      (9.94)%       .21%      11.50%      25.55%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................  $115,801      $64,747    $41,346     $19,949      $8,090

Ratios to average net assets:*

 Expenses c ...............................................     2.11%        2.04%      2.04%       2.05%       2.05%

 Expenses excluding waiver and payments by affiliate c ....     2.11%        2.04%      2.04%       2.07%       2.11%

 Net investment income ....................................      .55%         .88%       .85%        .70%        .08%

Portfolio turnover rate ...................................    46.34%       40.95%     59.32%      75.34%      87.67%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses .................................................     2.08%        2.03%      2.02%       2.02%       2.03%
 Expenses, excluding waiver and payments by affiliate .....     2.08%        2.03%      2.02%       2.04%       2.09%



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.


                                                              Annual Report | 17

Mutual Discovery Fund

                                                               ---------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
CLASS C                                                            2003         2002       2001        2000        1999
                                                               ---------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................    $16.02       $18.03     $18.77      $20.95      $17.15
                                                               ---------------------------------------------------------

Income from investment operations:

 Net investment income a ....................................       .10          .16        .18         .14         .06

 Net realized and unrealized gains (losses) .................      4.73        (1.94)      (.13)       2.13        4.28
                                                               ---------------------------------------------------------
Total from investment operations ............................      4.83        (1.78)       .05        2.27        4.34
                                                               ---------------------------------------------------------
Less distributions from:

 Net investment income ......................................      (.26)        (.15)      (.16)       (.41)       (.22)

 Net realized gains .........................................        --         (.08)      (.63)      (4.04)       (.32)
                                                               ---------------------------------------------------------
Total distributions .........................................      (.26)        (.23)      (.79)      (4.45)       (.54)
                                                               ---------------------------------------------------------
Net asset value, end of year ................................    $20.59       $16.02     $18.03      $18.77      $20.95
                                                               ---------------------------------------------------------

Total return b ..............................................     30.29%      (9.98)%      .25%      11.53%       25.57%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............................   $725,489     $525,375   $561,808    $554,968    $541,919

Ratios to average net assets:*

 Expenses c .................................................      2.11%        2.03%      2.03%       2.04%       2.04%

 Expenses excluding waiver and payments by affiliate c ......      2.11%        2.03%      2.03%       2.07%       2.10%

 Net investment income ......................................       .55%         .89%       .93%        .65%        .35%

Portfolio turnover rate .....................................     46.34%       40.95%     59.32%      75.34%      87.67%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
Expenses ....................................................      2.08%        2.02%      2.01%       2.01%       2.02%
Expenses, excluding waiver and payments by affiliate ........      2.08%        2.02%      2.01%       2.04%       2.08%



a Based on average daily shares outstanding.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.





18 | Annual Report

Mutual Discovery Fund

Mutual Discovery Fund

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                      --------------------------------
                                                                       YEAR ENDED        PERIOD ENDED
                                                                      DECEMBER 31,       DECEMBER 31,
CLASS R                                                                    2003              2002 D
                                                                      --------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................    $16.01             $18.08
                                                                      --------------------------------
Income from investment operations:

 Net investment income a .............................................       .17                .25

 Net realized and unrealized gains (losses) ..........................      4.76              (1.95)
                                                                      --------------------------------
Total from investment operations .....................................      4.93              (1.70)
                                                                      --------------------------------
Less distributions from:

 Net investment income ...............................................      (.37)              (.29)

 Net realized gains ..................................................        --               (.08)
                                                                      --------------------------------
Total distributions ..................................................      (.37)              (.37)
                                                                      --------------------------------
Net asset value, end of year .........................................    $20.57             $16.01
                                                                      --------------------------------

Total return b .......................................................    30.87%             (9.49)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................................   $19,546             $3,932

Ratios to average net assets:*

 Expenses c ..........................................................     1.61%              1.54%e

 Expenses excluding waiver and payments by affiliate c ...............     1.61%              1.54%e

 Net investment income ...............................................     1.05%              1.38%e

Portfolio turnover rate ..............................................    46.34%             40.95%

*Ratios to average net assets, excluding dividend expense
 on securities sold short:
 Expenses ............................................................     1.58%              1.54% e
 Expenses, excluding waiver and payments by affiliate ................     1.58%              1.54% e



a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.
d Effective date of Class R shares was January 2, 2002.
e Annualized.


                         Annual Report | See notes to financial statements. | 19

Mutual Discovery Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2003



---------------------------------------------------------------------------------------------------------------------------
                                                                                       SHARES/WARRANTS/
                                                                         COUNTRY           CONTRACTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS 81.6%
      AEROSPACE & Defense .6%
      Northrop Grumman Corp. .........................................    United States        281,000         $   26,863,600
                                                                                                               ---------------

      AIRLINES
     aAtlantic Coast Airlines Holdings Inc. ..........................    United States         28,600                283,140
                                                                                                               ---------------

      AUTO COMPONENTS .4%
      NGK Spark Plug Co. Ltd. ........................................        Japan             77,000                624,363
      Trelleborg AB, B ...............................................       Sweden          1,171,788             19,053,993
                                                                                                               ---------------
                                                                                                                   19,678,356
                                                                                                               ---------------

      BEVERAGES 7.5%
      Brown-Forman Corp., A ..........................................    United States         71,600              6,941,620
      Brown-Forman Corp., B ..........................................    United States        203,475             19,014,739
     aCarlsberg AS, A ................................................       Denmark            62,300              2,564,546
      Carlsberg AS, B ................................................       Denmark         1,392,915             64,181,476
      Coca-Cola Enterprises Inc. .....................................    United States        252,700              5,526,549
      Diageo PLC .....................................................   United Kingdom      5,181,408             68,175,201
      Fomento Economico Mexicano SA de CV Femsa, ADR .................       Mexico            991,000             36,548,080
      Heineken Holding NV, A .........................................     Netherlands       1,162,455             39,779,773
      Kirin Brewery Co. Ltd. .........................................        Japan            394,000              3,360,231
      Molson Inc., A .................................................       Canada            991,000             27,684,349
      Orkla ASA ......................................................       Norway          2,561,132             57,360,610
      Pepsi Bottling Group Inc. ......................................    United States         89,700              2,168,946
                                                                                                               ---------------
                                                                                                                  333,306,120
                                                                                                               ---------------

      BIOTECHNOLOGY
     aSICOR Inc. .....................................................    United States         26,300                715,360
                                                                                                               ---------------

      CAPITAL MARKETS .5%
      C.I. Fund Management Inc. ......................................       Canada          1,970,300             21,406,858
                                                                                                               ---------------

      CHEMICALS 3.4%
      Akzo Nobel NV ..................................................     Netherlands         825,200             31,850,555
      Givaudan AG ....................................................     Switzerland          93,476             48,523,624
      MG Technologies AG .............................................       Germany         1,363,596             19,091,720
      Solvay SA ......................................................       Belgium           437,923             37,975,790
      Syngenta AG ....................................................     Switzerland         199,949             13,467,355
                                                                                                               ---------------
                                                                                                                  150,909,044
                                                                                                               ---------------

      COMMERCIAL BANKS 4.4%
      Allied Irish Banks PLC .........................................   Irish Republic      3,789,427             60,607,889
     aBanca Nazionale del Lavoro SpA .................................        Italy          4,480,820             10,710,335
      Bank of Ireland ................................................   Irish Republic      2,475,126             33,686,440
      Danske Bank ....................................................       Denmark         1,352,880             31,741,338
      DNB NOR ASA ....................................................       Norway          5,642,329             37,698,642
      Fleet Boston Financial Corp. ...................................    United States        105,700              4,613,805
      KeyCorp ........................................................    United States        387,100             11,349,772
 a,b,cNippon Investment LLC ........................................        Japan            8,656,000              3,289,280
                                                                                                               ---------------
                                                                                                                  193,697,501
                                                                                                               ---------------





20 | Annual Report

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                       SHARES/WARRANTS/
                                                                         COUNTRY           CONTRACTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
      COMMERCIAL SERVICES & SUPPLIES .8%
     aAlderwoods Group Inc. ..........................................    United States        463,822         $    4,369,203
     aCendant Corp. ..................................................    United States        557,800             12,422,206
      Republic Services Inc. .........................................    United States        731,600             18,750,908
                                                                                                               ---------------
                                                                                                                   35,542,317
                                                                                                               ---------------

      COMPUTERS & PERIPHERALS
     aDecisionOne Corp. ..............................................    United States         87,619                175,238
                                                                                                               ---------------

      CONSTRUCTION & ENGINEERING 1.5%
      Vinci SA .......................................................       France            831,794             68,879,006
                                                                                                               ---------------

      CONSTRUCTION MATERIALS 1.0%
      Ciments Francais SA ............................................       France            399,572             27,972,056
      RMC Group PLC ..................................................   United Kingdom      1,226,850             15,318,879
                                                                                                               ---------------
                                                                                                                   43,290,935
                                                                                                               ---------------

      DIVERSIFIED FINANCIAL SERVICES 5.7%
   a,bA.B. Watley Group Inc. .........................................    United States        128,355                 23,104
      Brascan Corp., A ...............................................       Canada          1,431,400             44,008,142
      E-L Financial Corp. Ltd. .......................................       Canada            140,000             32,772,296
      Euronext .......................................................     Netherlands       1,294,536             32,771,617
 a,b,cFE Capital Holdings Ltd. .......................................        Japan             11,445             11,444,600
     aIrish Life & Permanent PLC .....................................   Irish Republic      2,899,665             46,633,109
   a,bLeucadia National Corp. ........................................    United States        684,780             29,989,940
      Pargesa Holdings SA ............................................     Switzerland          20,638             55,068,041
                                                                                                               ---------------
                                                                                                                  252,710,849
                                                                                                               ---------------

      DIVERSIFIED TELECOMMUNICATION SERVICES 3.9%
 a,b,dAboveNet Inc. ..................................................    United States         61,768              1,850,217
      BCE INC. .......................................................       Canada            795,100             17,781,691
      Chunghwa Telecom Co. Ltd., ADR .................................       Taiwan            999,982             14,499,739
      Global Crossing Holdings Ltd., Contingent Equity Distribution ..    United States     45,724,238                 40,009
     aGlobal Crossing Ltd. ...........................................    United States         69,314              2,287,363
     aKoninklijke KPN NV .............................................     Netherlands       2,137,200             16,498,062
   a,bNTL Inc. .......................................................   United Kingdom        627,046             41,549,636
     aNTL Inc. .......................................................   United Kingdom        831,676             58,009,401
     aSpectrasite Inc. ...............................................    United States        501,256             17,418,646
     aXO Communications Inc. .........................................    United States      1,042,901              4,432,329
                                                                                                               ---------------
                                                                                                                  174,367,093
                                                                                                               ---------------

      ELECTRIC UTILITIES .7%
      E.ON AG ........................................................       Germany           373,800             24,484,655
   a,bPG & E Corp., wts., 9/02/06 ....................................    United States         12,235                305,679
     aReliant Resources Inc. .........................................    United States      1,057,000              7,779,520
                                                                                                               ---------------
                                                                                                                   32,569,854
                                                                                                               ---------------

      FOOD & STAPLES RETAILING .4%
     aKroger Co. .....................................................    United States        722,800             13,379,028
     aSafeway Inc. ...................................................    United States        215,100              4,712,841
                                                                                                               ---------------
                                                                                                                   18,091,869
                                                                                                               ---------------



                                                              Annual Report | 21

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                       SHARES/WARRANTS/
                                                                         COUNTRY           CONTRACTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
      FOOD PRODUCTS 4.9%
      Cadbury Schweppes PLC ..........................................   United Kingdom      4,575,019         $   33,599,498
      Farmer Brothers Co. ............................................    United States         81,152             25,258,560
      Groupe Danone ..................................................       France            407,800             66,560,696
     aKoninklijke Numico NV ..........................................     Netherlands         708,095             19,569,073
      Lotte Confectionary Co. Ltd. ...................................     South Korea          50,489             19,004,882
      Nestle SA ......................................................     Switzerland         219,229             54,774,013
      Weetabix Ltd., A ...............................................   United Kingdom         25,100              2,381,447
                                                                                                               ---------------
                                                                                                                  221,148,169
                                                                                                               ---------------

      GAS UTILITIES .2%
      Tokyo Gas Co. Ltd. .............................................        Japan          2,101,400              7,490,294
                                                                                                               ---------------

      HEALTH CARE EQUIPMENT & SUPPLIES .1%
      Amersham PLC ...................................................   United Kingdom        367,300              5,033,353
                                                                                                               ---------------

      HEALTH CARE PROVIDERS & SERVICES 1.2%
     aAdvancePCS .....................................................    United States         36,200              1,906,292
      HCA Inc. .......................................................    United States        278,600             11,968,656
   a,dKindred Healthcare Inc. ........................................    United States        467,370             23,079,198
     dKindred Healthcare Inc., Jul. 47.50 Calls, 7/11/11 .............    United States            758                339,584
      Kindred Healthcare Inc., Jan. 52.00 Calls, 1/01/12 .............    United States            113                     --
   a,dKindred Healthcare Inc., wts., Series A, 4/20/06 ...............    United States         88,766              2,064,342
   a,dKindred Healthcare Inc., wts., Series B, 4/20/06 ...............    United States        221,915              4,648,565
     aLaboratory Corp. of America Holdings ...........................    United States         78,900              2,915,355
     aMid Atlantic Medical Services Inc. .............................    United States         30,300              1,963,440
     aRotech Healthcare Inc. .........................................    United States        171,385              3,941,855
     aWellpoint Health Networks Inc. .................................    United States         17,900              1,736,121
                                                                                                               ---------------
                                                                                                                   54,563,408
                                                                                                               ---------------

      HOTELS RESTAURANTS & LEISURE .2%
      Cara Operations Ltd. ...........................................       Canada             11,200                 62,316
      Cara Operations Ltd., A ........................................       Canada            458,900              2,514,229
     aFHC Delaware Inc. ..............................................    United States        212,022              1,668,613
  a,b,cHancock LLC ...................................................    United States      8,758,216              3,897,406
                                                                                                               ---------------
                                                                                                                    8,142,564
                                                                                                               ---------------

      HOUSEHOLD PRODUCTS .4%
      KAO Corp. ......................................................        Japan            812,900             16,535,616
                                                                                                               ---------------

      INSURANCE 8.4%
     aAlleghany Corp. ................................................    United States         70,718             15,734,755
     aBerkshire Hathaway Inc., A .....................................    United States            853             71,865,250
     aBerkshire Hathaway Inc., B .....................................    United States         20,990             59,086,850
      Guinness Peat Group PLC ........................................     New Zealand       3,943,591              4,841,748
      Hartford Financial Services Group Inc. .........................    United States        408,600             24,119,658
      IPC Holdings Ltd. ..............................................       Bermuda           325,665             12,681,395
      John Hancock Financial Services Inc. ...........................    United States        155,800              5,842,500
     aMontpelier Re Holdings Ltd. ....................................       Bermuda           107,027              3,927,891
      Old Republic International Corp. ...............................    United States      1,024,350             25,977,516
   a,bOlympus Re Holdings Ltd. .......................................       Bermuda            47,160              7,459,297
      Prudential Financial Inc. ......................................    United States        561,600             23,458,032



22 | Annual Report

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                       SHARES/WARRANTS/
                                                                         COUNTRY           CONTRACTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
   INSURANCE (CONT.)
   Travelers Property Casualty Corp., A ...........................    United States      1,982,610         $   33,268,196
   United Fire & Casualty Co. .....................................    United States        206,943              8,352,220
   White Mountains Insurance Group Inc. ...........................    United States        112,000             51,514,400
  bWhite Mountains Insurance Group Inc. ...........................    United States         61,515             26,879,133
                                                                                                            ---------------
                                                                                                               375,008,841
                                                                                                            ---------------

   IT SERVICES .1%
   Comdisco Contingent Equity Distribution ........................    United States     41,726,153                154,387
  aComdisco Holding Co. Inc. ......................................    United States             87                  3,480
  aConcord EFS Inc. ...............................................    United States        200,900              2,981,356
                                                                                                            ---------------
                                                                                                                 3,139,223
                                                                                                            ---------------


   LEISURE EQUIPMENT & PRODUCTS .6%
   Agfa Gevaert NV ................................................       Belgium           367,220             10,468,179
   Nintendo Co. Ltd. ..............................................        Japan            200,200             18,680,601
                                                                                                            ---------------
                                                                                                                29,148,780
                                                                                                            ---------------

   MACHINERY 1.1%
   Alfa Laval AB ..................................................       Sweden          1,684,100             25,629,084
  aSchindler Holding AG ...........................................     Switzerland          53,294             13,013,777
  aSchindler Holding AG, Reg D ....................................     Switzerland          35,778              9,922,663
                                                                                                            ---------------
                                                                                                                48,565,524
                                                                                                            ---------------

   MEDIA 7.3%
   Astral Media Inc., A ...........................................       Canada          1,394,900             30,278,155
   Dow Jones & Co. Inc. ...........................................    United States         35,100              1,749,735
   E.W. Scripps Co., A ............................................    United States        145,300             13,678,542
  aEchoStar Communications Corp., A ...............................    United States        393,800             13,389,200
   Gannett Co. Inc. ...............................................    United States         63,200              5,634,912
  aJC Decaux SA ...................................................       France            494,086              8,076,885
   Lagardere SCA ..................................................       France            710,623             41,025,750
  aLiberty Media Corp., A .........................................    United States      4,255,518             50,598,109
   McGraw-Hill Cos. Inc. ..........................................    United States         64,200              4,488,864
  aNTL Europe Inc. ................................................   United Kingdom        211,598                  2,116
   NV Holdingsmig de Telegraaf ....................................     Netherlands         865,945             19,769,935
   Omnicom Group Inc. .............................................    United States         98,500              8,602,005
   SES Global, FDR ................................................     Luxembourg        6,440,290             64,987,790
   Torstar Corp., B ...............................................       Canada            730,900             16,408,132
  aTVMAX Holdings Inc. ............................................    United States         57,982                144,955
   Washington Post Co., B .........................................    United States         60,003             47,486,374
                                                                                                            ---------------
                                                                                                               326,321,459
                                                                                                            ---------------
   METALS & Mining 6.3%
   Anglo American PLC .............................................   United Kingdom        913,900             19,746,823
   Anglo American PLC, ADR ........................................   United Kingdom          1,000                 22,120
  aApollo Gold Corp. ..............................................       Canada          1,602,300              3,670,194
  aAshanti Goldfields Co. Ltd., GDR, Reg S ........................        Ghana            253,700              3,308,248
   Barrick Gold Corp. .............................................       Canada          1,300,900             29,543,439
   Falconbridge Ltd. ..............................................       Canada             36,800                893,053
  aGlamis Gold Ltd. ...............................................       Canada            675,400             11,644,738



                                                              Annual Report | 23

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                       SHARES/WARRANTS/
                                                                         COUNTRY           CONTRACTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     METALS & MINING (cont.)
     Gold Fields Ltd. ...............................................    South Africa         520,500         $    7,446,854
     Impala Platinum Holdings Ltd. ..................................    South Africa         462,062             40,149,208
  a,bInternational Steel Group ......................................    United States      2,689,230             89,033,682
     Newmont Mining Corp. ...........................................    United States      1,185,700             57,636,877
     Noranda Inc. ...................................................       Canada            284,000              4,516,309
     Pechiney SA, A .................................................       France              9,200                562,815
     Placer Dome Inc. ...............................................       Canada            407,900              7,313,634
    aRandgold & Exploration Co. Ltd., ADR ...........................    South Africa          25,700                421,454
    aWheaton River Minerals Ltd. ....................................       Canada          1,456,679              4,362,428
    aWheaton River Minerals Ltd., wts., 5/30/07 .....................       Canada            600,670              1,073,745
                                                                                                              ---------------
                                                                                                                 281,345,621
                                                                                                              ---------------


     MULTI-UTILITIES & UNREGULATED POWER .7%
     Suez SA ........................................................       France          1,537,900             30,901,548
                                                                                                              ---------------

     OIL & GAS 2.4%
     BP PLC .........................................................   United Kingdom      2,095,000             16,989,223
     BP PLC, ADR ....................................................   United Kingdom        180,900              8,927,415
     Eni SpA ........................................................        Italy            847,600             15,994,067
     Lukoil Holdings, ADR ...........................................       Russia             63,800              5,938,504
     Norsk Hydro ASA ................................................       Norway            111,800              6,898,434
     Occidental Petroleum Corp. .....................................    United States         91,400              3,860,736
  a,cSouthwest Royalties Inc., A ....................................    United States         53,272              1,598,153
     Suncor Energy Inc. .............................................       Canada             33,800                850,068
     Total SA, B ....................................................       France            127,671             23,737,015
     Total SA, B, ADR ...............................................       France            208,648             19,302,026
     Yukos Corp., ADR ...............................................       Russia             49,700              2,124,675
                                                                                                              ---------------
                                                                                                                 106,220,316
                                                                                                              ---------------

     PAPER & FOREST PRODUCTS 1.2%
     Abitibi-Consolidated Inc. ......................................       Canada          2,100,204             16,853,639
     Potlatch Corp. .................................................    United States      1,111,450             38,645,117
                                                                                                              ---------------
                                                                                                                  55,498,756
                                                                                                              ---------------

     PERSONAL PRODUCTS .4%
     Beiersdorf AG ..................................................       Germany           151,924             18,616,822
                                                                                                              ---------------

     PHARMACEUTICALS 1.1%
     Merck & Co. Inc. ...............................................    United States        334,800             15,467,760
     Takeda Chemical Industries Ltd. ................................        Japan            632,200             25,070,915
     Wyeth ..........................................................    United States        152,900              6,490,605
                                                                                                              ---------------
                                                                                                                  47,029,280
                                                                                                              ---------------

     REAL ESTATE 2.1%
     American Financial Realty Trust ................................    United States         96,400              1,643,620
    aCanary Wharf Group PLC .........................................   United Kingdom      5,400,183             25,883,873
     iStar Financial Inc. ...........................................    United States        804,200             31,283,380
  a,bSecurity Capital European Realty ...............................     Luxembourg          118,301                881,342
a,b,cTorre Mayor Investments, LP ......,,............................       Mexico                170             13,600,000
     Ventas Inc. ....................................................    United States        856,200             18,836,400
                                                                                                              ---------------
                                                                                                                  92,128,615
                                                                                                              ---------------




24 | Annual Report

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                       SHARES/WARRANTS/
                                                                         COUNTRY           CONTRACTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
   ROAD & RAIL 1.4%
   Canadian National Railway Co. ..................................       Canada            402,300         $   25,528,033
   Florida East Coast Industries Inc., A ..........................    United States        636,200             21,058,220
   Norfolk Southern Corp. .........................................    United States        707,000             16,720,550
                                                                                                            ---------------
                                                                                                                63,306,803
                                                                                                            ---------------

   SPECIALTY RETAIL
   New Look Group .................................................   United Kingdom        314,600              1,751,501
                                                                                                            ---------------

   THRIFTS & MORTGAGE FINANCE 1%
   Freddie Mac ....................................................    United States        474,300             27,661,176
   Greenpoint Financial Corp. .....................................    United States         62,294              2,200,224
   Hudson City Bancorp Inc. .......................................    United States        371,733             14,192,766
                                                                                                            ---------------
                                                                                                                44,054,166
                                                                                                            ---------------

   TOBACCO 8.9%
   Altadis SA .....................................................        Spain          2,916,251             82,764,439
   Altria Group Inc. ..............................................    United States        405,800             22,083,636
   British American Tobacco PLC ...................................   United Kingdom      9,981,818            137,591,519
   Gallaher Group PLC .............................................   United Kingdom      1,624,963             17,453,640
   Gallaher Group PLC, ADR ........................................   United Kingdom         17,700                752,958
   Imperial Tobacco Group PLC .....................................   United Kingdom      3,570,147             70,302,388
   ITC Ltd. .......................................................        India          1,202,467             25,948,250
   KT&G Corp., GDR, 144A ..........................................     South Korea       4,493,078             39,449,225
                                                                                                            ---------------
                                                                                                               396,346,055
                                                                                                            ---------------

   TRADING COMPANIES & DISTRIBUTORS .4%
   Compania de Distribucion Intefral Logista SA ...................        Spain            564,170             17,427,502
                                                                                                            ---------------

   TRANSPORTATION INFRASTRUCTURE .4%
  aLaidlaw International Inc. .....................................    United States        818,364             11,317,974
   Peninsular & Oriental Steam Navigation Co. .....................   United Kingdom      1,609,795              6,628,110
                                                                                                            ---------------
                                                                                                                17,946,084
                                                                                                            ---------------
   TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS (COST $2,589,272,087)                                      3,640,157,440
                                                                                                            ---------------

                                                                                        -------------
                                                                                            SHARES
                                                                                        -------------
   PREFERRED STOCKS .5%
   Electric Utilities
  aMontana Power Co., 8.45%, pfd. .................................    United States         49,500                594,000
                                                                                                            ---------------

   FOOD PRODUCTS .1%
   Unilever NV, pfd. ..............................................     Netherlands         494,300              3,547,637
                                                                                                            ---------------

   INSURANCE .1%
   United Fire & Casualty Co., 6.375%, cvt. pfd. ..................    United States        110,800              3,213,200
                                                                                                            ---------------

   MEDIA .3%
   News Corp. Ltd., ADR, pfd. .....................................      Australia          542,900             16,422,725
   NTL Europe Inc., 10.00%, A, pfd. ...............................   United Kingdom         93,617                770,000
                                                                                                            ---------------
   TOTAL PREFERRED STOCKS (COST $21,961,516) ......................                                             24,547,562
                                                                                                            ---------------



                                                              Annual Report | 25

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                         COUNTRY     PRINCIPAL AMOUNT E         VALUE
---------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS & NOTES 3.5%
   Calpine Constructor Finance,
     8.50%, 8/26/11 ...............................................    United States   $  4,935,000         $    5,132,400
     First Priority Term Loan, 8/26/09 ............................    United States      4,057,000              4,259,850
   Calpine Corp., 144A, 9.875%, 12/01/11 ..........................    United States     10,387,000             10,724,578
   Charter Communications Operating LLC, Bank Claim ...............    United States      7,043,400              6,796,881
   DecisionOne Corp., Term Loan ...................................    United States      2,671,452              1,858,431
   Eurotunnel PLC,
     12/31/18, Tier 2 .............................................   United Kingdom      5,731,599 GBP          7,490,140
     12/31/25, Tier 3 .............................................   United Kingdom      5,190,338 GBP          5,110,338
     Stabilization Advance S8, Tier 2 .............................   United Kingdom      3,751,379 GBP          1,275,956
   Eurotunnel SA,
     5.28%, 12/31/18, Tier 2 (Pibor) ..............................       France            628,134 EUR            578,377
     5.28%, 12/31/25, Tier 3 (Pibor) ..............................       France          1,469,409 EUR          1,019,393
     12/31/18, Tier 2 (Libor) .....................................       France          1,420,047 EUR          1,307,561
     12/31/25, Tier 3 (Libor) .....................................       France          6,598,601 EUR          4,577,738
     Stabilization Advance S6, Tier 1 (Pibor) .....................       France            494,873 EUR            118,600
     Stabilization Advance S6, Tier 2 (Libor) .....................       France          1,153,486 EUR            276,441
     Stabilization Advance S7, Tier 1 (Pibor) .....................       France          1,454,738 EUR            348,638
b,cFE Capital LLC, 5.00%, 8/28/07 .................................        Japan         32,523,000             33,173,460
   Healthsouth Corp.,
     8.50%, 2/01/08 ...............................................    United States      5,205,000              5,022,825
     7.00%, 6/15/08 ...............................................    United States      2,805,000              2,629,688
     8.375%, 10/01/11 .............................................    United States      1,680,000              1,596,000
     7.625%, 6/01/12 ..............................................    United States     13,535,000             12,722,900
     cvt., 3.25% ..................................................    United States      9,015,000              8,744,550
   Marconi Corp., 10.00%, 10/31/08 ................................   United Kingdom      1,393,910              1,547,240
   Marconi PLC, 8.00%, 4/30/08 ....................................   United Kingdom      6,967,370              6,828,023
   Mirant Mid-Atlantic LLC,
     8.625%, 6/30/12 ..............................................    United States      2,893,945              2,902,938
     9.125%, 6/30/17 ..............................................    United States      1,484,916              1,485,844
     10.06%, 12/30/28 .............................................    United States      3,030,056              3,062,250
   Providian Financial Corp., cvt., zero cpn., 2/15/21 ............    United States     13,230,000              6,317,325
   Seton House Finance Ltd., 2/07/12 ..............................   United Kingdom     41,212,000 EUR         11,956,054
   Teco Panda,
     Bank Claim #2 ................................................    United States      7,209,200              5,154,578
     Debt Service Reserve L/C Loan ................................    United States        413,400                295,581
     Project L/C Loan Facility ....................................    United States      1,033,600                739,024
   TVMAX Holdings Inc., PIK, 14.00%, 2/01/06 ......................    United States        267,452                267,452
                                                                                                            ---------------
   TOTAL CORPORATE BONDS & NOTES (COST $136,594,006) ..............                                            155,321,054
                                                                                                            ---------------

   BONDS & NOTES IN REORGANIZATION 6.4%
  aAdelphia Communications Corp.,
     9.25%, 10/01/02 ..............................................    United States      4,663,000              4,336,590
     8.125%, 7/15/03 ..............................................    United States        650,000                604,500
     7.50%, 1/15/04 ...............................................    United States      1,655,000              1,530,875
     10.50%, 7/15/04 ..............................................    United States      2,605,000              2,461,725
     10.25%, 11/01/06 .............................................    United States      4,947,000              4,625,445
     8.375%, 2/01/08 ..............................................    United States      5,130,000              4,809,375
     7.75%, 1/15/09 ...............................................    United States      4,500,000              4,207,500
     7.875%, 5/01/09 ..............................................    United States      3,946,000              3,630,320




26 | Annual Report

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                         COUNTRY     PRINCIPAL AMOUNT E         VALUE
---------------------------------------------------------------------------------------------------------------------------
   BONDS & NOTES IN REORGANIZATION (CONT.)
  aAdelphia Communications Corp., (cont.)
     9.375%, 11/15/09 .............................................    United States   $  1,950,000         $    1,852,500
     10.25%, 6/15/11 ..............................................    United States      5,274,000              5,010,300
  aAES Drax Holdings Ltd.,
     10.41%, 12/31/20 .............................................   Cayman Islands     12,185,000             10,722,800
     9.07%, 12/31/25 ..............................................   Cayman Islands      5,380,000 GBP          8,330,857
  aAiken Cnty S C Indl Rev Beloit, 6.00%, 12/01/11 ................    United States        280,000                  1,400
  aAir Canada Inc.,
     6.75%, 2/02/04 ...............................................       Canada          1,017,000 CAD            287,255
     9.00%, 6/01/06 ...............................................       Canada          1,785,000 CAD            511,085
     10.00%, 6/01/06 ..............................................       Canada          4,265,000 EUR          2,286,358
     7.25%, 10/01/07 ..............................................       Canada          3,243,000 CAD            884,626
     10.25%, 3/15/11 ..............................................       Canada          9,450,000              3,850,875
     Bank Claim ...................................................       Canada         10,715,600 CAD          2,985,193
     Bank Claim ...................................................       Canada        203,461,000 JPY            721,426
     Term Loan ....................................................       Canada          7,419,000              2,745,030
     zero cpn., 7/31/05 ...........................................       Canada          8,636,401              3,325,014
  aCentury Communications Corp.,
     9.50%, 3/01/05 ...............................................    United States        340,000                329,800
     8.875%, 1/15/07 ..............................................    United States        260,000                253,500
     8.375%, 12/15/07 .............................................    United States        392,000                383,180
     zero cpn., 3/15/03 ...........................................    United States      4,770,000              4,245,300
  aDow Corning Corp.,
     8.55%, 3/01/01 ...............................................    United States      2,705,000              5,004,250
     9.375%, 2/01/08 ..............................................    United States        100,000                218,000
     8.15%, 10/15/29 ..............................................    United States        500,000                950,000
     Bank Claim ...................................................    United States      6,938,674             12,489,614
     Bank Debt ....................................................    United States      1,241,480              2,234,664
     Bank Debt #1 .................................................    United States      3,250,000              5,850,000
  aHarnischfeger Industries Inc.,
     8.90%, 3/01/22 ...............................................    United States      2,885,000                 16,156
     8.70%, 6/15/22 ...............................................    United States      2,715,000                 15,475
     7.25%, 12/15/25 ..............................................    United States      3,930,000                 22,401
     6.875%, 2/15/27 ..............................................    United States      3,670,000                 20,552
     Stipulated Bank Claim ........................................    United States      4,550,000                 25,025
  aMetromedia Fiber Network Inc.,
     14.00%, 3/15/07 ..............................................    United States     17,490,000              9,269,700
     10.00%, 11/15/08 .............................................    United States     11,585,000                796,469
     senior note, 10.00%, 12/15/09 ................................    United States     11,832,000                843,030
     senior note, 10.00%, 12/15/09 ................................    United States      5,460,000 EUR            516,524
  aMirant Corp.,
     Tranche C Revolver ...........................................    United States      5,745,885              3,562,449
     4 Year Revolver, 7/17/05 .....................................    United States      4,736,998              3,694,858
     364 Day Revolver .............................................    United States      8,227,200              4,854,048
  aNorthwestern Corp.,
     8.75%, 3/15/12 ...............................................    United States      6,510,000              5,907,825
     6.95%, 11/15/28 ..............................................    United States      3,280,000              2,939,700
  aNRG Energy Inc.,
     7.625%, 2/01/06 ..............................................    United States      4,490,000              2,536,850
     6.75%, 7/15/06 ...............................................    United States      8,150,000              4,604,750





                                                              Annual Report | 27

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                         COUNTRY     PRINCIPAL AMOUNT E         VALUE
---------------------------------------------------------------------------------------------------------------------------
   BONDS & NOTES IN REORGANIZATION (CONT.)
  aNRG Energy Inc., (cont.)
     7.50%, 6/15/07 ...............................................    United States   $  4,580,000         $    2,610,600
     7.50%, 6/01/09 ...............................................    United States      4,150,000              2,365,500
     8.25%, 9/15/10 ...............................................    United States      5,426,000              3,174,210
     7.75%, 4/01/11 ...............................................    United States        575,000                330,625
     8.00%, 11/01/13 ..............................................    United States      5,950,000              3,421,250
     8.70%, 3/15/20 ...............................................    United States      2,760,000              1,600,800
     8.625%, 4/01/31 ..............................................    United States      4,085,000              2,389,725
     Revolver .....................................................    United States     17,630,896             10,931,155
  aOwens Corning, Revolver ........................................    United States     20,155,769             15,116,826
  aParmalat Netherlands BV, 0.875%, 6/30/21 .......................        Italy          5,440,000 EUR          1,721,958
   PG & E Corp.,
     7.375%, 11/01/05 .............................................    United States     16,128,000             16,450,560
     Commercial Paper, 1/18/01 ....................................    United States        660,000                663,300
     Commercial Paper, 1/30/01 ....................................    United States        325,000                326,625
     Commercial Paper, 2/16/01 ....................................    United States        975,000                979,875
     FRN, 144A, 7.583%, 10/31/01 ..................................    United States      5,561,000              5,672,220
     MTN, 5.94%, 10/07/03 .........................................    United States        825,000                829,125
  aPort Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17 ........    United States        150,000                    750
  aSafety Kleen Corp., 9.25%, 5/15/09 .............................    United States        520,000                 26,000
  aSafety Kleen Services, 9.25%, 6/01/08 ..........................    United States         40,000                    200
  aTelewest Communications PLC,
     11.00%, 10/01/07 .............................................   United Kingdom      6,557,000              4,294,835
     11.25%, 11/01/08 .............................................   United Kingdom      1,015,000                657,212
     9.875%, 2/01/10 ..............................................   United Kingdom      2,060,000 GBP          2,175,758
     Bank Claim ...................................................   United Kingdom     24,747,022 GBP         21,043,010
     cvt., 5.25%, 2/19/07 .........................................   United Kingdom      6,145,000 GBP          5,830,275
     senior disc. note, zero cpn., 4/15/09 ........................   United Kingdom      2,615,000              1,372,875
     senior disc. note, zero cpn., 2/01/10 ........................   United Kingdom      2,020,000                999,900
     zero cpn., 4/15/04 ...........................................   United Kingdom      7,850,000 GBP          7,026,369
  aTelewest Finance Ltd., cvt, 6.00%, 7/07/05 .....................   United Kingdom      5,738,000              6,082,280
  aWorldCom Inc.,
     7.875%, 5/15/03 ..............................................    United States      6,020,000              2,031,750
     6.25%, 8/15/03 ...............................................    United States        680,000                229,500
     6.50%, 5/15/04 ...............................................    United States        875,000                295,312
     6.40%, 8/15/05 ...............................................    United States      7,575,000              2,556,562
     7.375%, 1/15/06 ..............................................    United States      1,675,000                565,313
     8.00%, 5/15/06 ...............................................    United States      2,535,000                855,563
     7.75%, 4/01/07 ...............................................    United States      4,195,000              1,415,813
     8.25%, 5/15/10 ...............................................    United States      7,055,000              2,381,063
     7.375%, 1/15/11 ..............................................    United States     15,546,000              5,246,775
     7.50%, 5/15/11 ...............................................    United States     14,480,000              4,887,000
     7.75%, 4/01/27 ...............................................    United States      1,330,000                448,875
     6.95%, 8/15/28 ...............................................    United States        380,000                128,250
     8.25%, 5/15/31 ...............................................    United States     18,135,000              6,120,563
                                                                                                            ---------------
   TOTAL BONDS & NOTES IN REORGANIZATION (COST $220,600,047)                                                   286,561,326
                                                                                                            ---------------



28 | Annual Report

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                         COUNTRY  SHARES/PRINCIPAL AMOUNT E      VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMPANIES IN LIQUIDATION
  aBrunos Inc., Liquidating Unit ..................................    United States         40,574         $       89,263
  aCity Investing Company Liquidating Trust .......................    United States        125,500                261,667
  aGuangdong International Trust & Investment Corp.,
     144A, 8.75%, 10/24/16 ........................................        China          2,600,000                162,500
     Revolver - Admitted Claim ....................................      Hong Kong          536,784                 33,549
     Structured Note - Admitted Claim .............................      Hong Kong          849,105                 53,069
     Syndicated Loan - Admitted Claim .............................      Hong Kong        1,468,105                 91,757
  aMBOP Liquidating Trust .........................................    United States        273,144                    683
  aPetrie Stores Liquidating Trust, CBI ...........................    United States      1,213,700                807,110
                                                                                                            ---------------
   TOTAL COMPANIES IN LIQUIDATION (COST $434,510) .................                                              1,499,598
                                                                                                            ---------------
                                                                                     ------------------
                                                                                     PRINCIPAL AMOUNT E
                                                                                     ------------------
   GOVERNMENT AGENCIES 10.2%
   Canada Treasury Bill, 3.324%, 2/26/04 ..........................       Canada         20,000,000 CAD         15,413,168
  fFederal Home Loan Bank, 0.75% to 2.26%, with maturities to 1/26/07  United States    163,933,000            163,099,047
   Federal Home Loan Mortgage Corp., 0.990% to 2.375%,
     with maturities to 5/19/06 ...................................    United States     64,000,000             63,851,179
  fFederal National Mortgage Association, 0.966% to 2.20%,
     with maturities to 12/18/06 ..................................    United States    111,000,000            110,671,520
   Federal Republic of Germany, 3.25% to 4.25%,
     with maturities to 6/25/04 ...................................       Germany        45,000,000 EUR         57,107,720
   German Treasury Bills, 2.07% to 2.12%, with maturities to 5/12/04      Germany        18,000,000 EUR         22,539,816
   Kingdom of Norway, 5.75% to 6.75%, with maturities to 1/15/07 ..       Norway        130,870,000 NOK         20,799,793
   U.S. Treasury Bill, 0.942% to 0.934%, with maturities to 2/05/04    United States      1,000,000                999,243
                                                                                                            ---------------
   TOTAL GOVERNMENT AGENCIES (COST $444,713,758) ..................                                            454,481,486
                                                                                                            ---------------

   SHORT TERM INVESTMENTS .2%
   Alliance & Leicester PLC, Commercial Paper, 5/14/04 ............   United Kingdom      5,000,000              4,979,580
   Bradford & Bingley PLC, Commercial Paper, 2/17/04 ..............   United Kingdom      5,000,000              4,992,267
                                                                                                            ---------------
   TOTAL SHORT TERM INVESTMENTS (COST $9,970,608) .................                                              9,971,847
                                                                                                            ---------------

   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
     (COST 3,423,546,532)                                                                                    4,572,540,313
                                                                                                            ---------------
   REPURCHASE AGREEMENTS .2%
g,hBear Stearns & Co. Inc., .87%, 1/02/04 (Maturity Value $1,000,072)
     Collateralized by U.S. Treasury Bills, Notes and Bonds .......                       1,000,024              1,000,024
g,hCitigroup Global Markets Inc., .96%, 1/02/04 (Maturity Value
     $1,000,080) Collateralized by U.S. Treasury Bills,
     Notes and Bonds ..............................................                       1,000,027              1,000,027
g,hDeutsche Bank Securities Inc., 1.03%, 1/02/04 (Maturity Value
     $2,117,180) Collateralized by U.S. Treasury Bills,
     Notes and Bonds ..............................................                       2,117,061              2,117,061
g,hJP Morgan Securities, 1.01%, 1/02/04 (Maturity Value $2,000,167)
     Collateralized by U.S. Treasury Bills, Notes and Bonds .......                       2,000,056              2,000,056
g,hMerrill Lynch GSI, 1.00%, 1/02/04 (Maturity Value $2,000,166)
     Collateralized by U.S. Treasury Bills, Notes and Bonds .......                       2,000,056              2,000,056
g,hUBS Securities LLC, 1.00%, 1/02/04 (Maturity Value $1,458,121)
     Collateralized by U.S. Treasury Bills, Notes and Bonds .......                       1,458,041              1,458,041



                                                              Annual Report | 29

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                         COUNTRY     PRINCIPAL AMOUNT E         VALUE
---------------------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS (CONT.)
g,hCitigroup Global Markets Inc., .96%, 1/02/04 (Maturity Value
     $1,000,080) Collateralized by U.S. Treasury Bills,
     Notes and Bonds ..............................................                    $  1,000,027         $    1,000,027
                                                                                                            ---------------
   TOTAL REPURCHASE AGREEMENTS (COST $10,575,292) .................                                             10,575,292
                                                                                                            ---------------
   TOTAL INVESTMENTS (COST 3,434,121,824) 102.6% ..................                                          4,583,115,605
                                                                                                            ---------------
   OPTIONS WRITTEN ................................................                                                 (6,187)
   SECURITIES SOLD SHORT (.8)% ....................................                                            (33,984,109)
   NET EQUITY IN FORWARD CONTRACTS (2)% ...........................                                            (89,964,497)
   OTHER ASSETS, LESS LIABILITIES .2% .............................                                              9,415,576
                                                                                                            ---------------
   NET ASSETS 100.0% ..............................................                                         $4,468,576,388
                                                                                                            ---------------

   OPTIONS WRITTEN
                                                                                       --------------
   ISSUER                                                                                CONTRACTS
                                                                                       --------------
   DIVERSIFIED TELECOMMUNICATION SERVICES
   XO Communications Inc., Jun. 4.25 Calls, 6/21/04 ...............    United States      1,042,901                     --
                                                                                                            ---------------
   FOOD & STAPLES RETAILING
   Safeway PLC, Jan. 2.70 Puts, 1/16/04 ...........................   United Kingdom          1,920                  6,187
                                                                                                            ---------------
   TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $279,446) .............                                         $        6,187
                                                                                                            ---------------
   SECURITIES SOLD SHORT

                                                                                       --------------
   ISSUER                                                                                  SHARES
                                                                                       --------------
   CAPITAL MARKETS
  iLehman Brothers Holdings Inc. ..................................    United States          9,806                757,219
                                                                                                            ---------------

   COMMERCIAL BANKS .1%
  iBank of America Corp. ..........................................    United States         58,700              4,721,241
                                                                                                            ---------------

   FOOD PRODUCTS .2%
  iKraft Foods Inc., A ............................................    United States        263,600              8,493,192
                                                                                                            ---------------

   HEALTH CARE PROVIDERS & SERVICES .2%
  iAnthem Inc. ....................................................    United States         17,900              1,342,500
  iCaremark RX Inc. ...............................................    United States         78,200              1,980,806
  iUnited Health Group Inc. .......................................    United States         24,900              1,448,682
                                                                                                            ---------------
                                                                                                                 4,771,988
                                                                                                            ---------------

   INSURANCE .1%
  iManulife Financial Corp. .......................................       Canada            184,700              5,965,810
                                                                                                            ---------------

   INTERNET SOFTWARE & SERVICES
  iYahoo! Inc. ....................................................    United States         18,838                850,912
                                                                                                            ---------------

   IT SERVICES .1%
  iFirst Data Corp. ...............................................    United States         57,320              2,355,279
                                                                                                            ---------------

   MEDIA
  iNews Corp. Ltd., ADR ...........................................      Australia           46,900              1,693,090
                                                                                                            ---------------



30 | Annual Report

Mutual Discovery Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                         COUNTRY           SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
   METALS & MINING .1%
  iAlcan Inc. .....................................................       Canada              5,216         $      244,891
  iAngloGold Ltd., ADR ............................................    South Africa          73,500              3,432,450
  iRandgold Resources Ltd., ADR ...................................   United Kingdom         15,085                411,821
                                                                                                            ---------------
                                                                                                                 4,089,162
                                                                                                            ---------------

   PHARMACEUTICALS
  iTeva Pharmaceutical Industries Ltd., ADR .......................       Israel              5,047                286,215
                                                                                                            ---------------
   TOTAL SECURITIES SOLD SHORT (PROCEEDS $33,628,258) .............                                         $   33,984,109
                                                                                                            ---------------

                                                                -----------------------------------------------------------
                                                                                               VALUE AT        UNREALIZED
   SYNTHETIC EQUITY SWAPS (SES)                                     COUNTRY         SHARES     12/31/03        GAIN/LOSS
                                                                -----------------------------------------------------------
   ISSUER
   HEALTH CARE EQUIPMENT & SUPPLIES
  jSmith & Nephew PLC, ses., 3.752 GBP ........................  United Kingdom        967    $   (8,123)   $       (1,640)
  jSmith & Nephew PLC, ses., 3.776 GBP ........................  United Kingdom     16,700      (140,285)          (27,609)
                                                                                              -----------------------------
                                                                                                (148,408)          (29,249)
                                                                                              -----------------------------

   INSURANCE
  jAXA SA, ses., 15.850 EUR ...................................      France         15,685       335,740            21,541
  jAXA SA, ses., 15.870 EUR ...................................      France          3,800        81,340             5,123
  jAXA SA, ses., 16.030 EUR ...................................      France         27,888       596,947            31,952
  jAXA SA, ses., 16.700 EUR ...................................      France        (15,685)     (335,740)           (5,993)
  jAXA SA, ses., 16.770 EUR ...................................      France         (3,800)      (81,340)           (1,117)
  jAXA SA, ses., 17.000 EUR ...................................      France        (27,888)     (596,947)              937
                                                                                              -----------------------------
                                                                                                      --            52,443
                                                                                              -----------------------------

   REAL ESTATE
  jChelsfield PLC, ses., 3.095 GBP ............................  United Kingdom      4,900    $   26,951    $         (237)
  jChelsfield PLC, ses., 3.107 GBP ............................  United Kingdom     15,200        83,604            (1,075)
  jChelsfield PLC, ses., 3.112 GBP ............................  United Kingdom     10,947        60,211              (936)
  jChelsfield PLC, ses., 3.154 GBP ............................  United Kingdom    160,300       881,692           (24,647)
  jChelsfield PLC, ses., 3.160 GBP ............................  United Kingdom     54,700       300,864            (9,006)
  jChelsfield PLC, ses., 3.165 GBP ............................  United Kingdom     24,000       132,006            (4,163)
  jChelsfield PLC, ses., 3.166 GBP ............................  United Kingdom     80,100       440,571           (14,038)
                                                                                              -----------------------------
                                                                                               1,925,899           (54,102)
                                                                                              -----------------------------

   TEXTILES APPAREL & LUXURY GOODS
  jChristian Dior SA, ses., 46.766 EUR ........................      France          3,993       241,907             5,931
  jChristian Dior SA, ses., 47.220 EUR ........................      France          3,062       185,504             2,771
  jChristian Dior SA, ses., 47.384 EUR ........................      France          8,022       485,995             5,871
  jChristian Dior SA, ses., 47.614 EUR ........................      France          8,022       485,995             3,312
  jChristian Dior SA, ses., 47.794 EUR ........................      France          3,686       223,308               662
  jChristian Dior SA, ses., 48.208 EUR ........................      France          7,807       472,969            (2,638)
  jChristian Dior SA, ses., 48.555 EUR ........................      France          4,817       291,827            (3,738)
  jChristian Dior SA, ses., 48.586 EUR ........................      France          8,018       485,752            (6,519)
  jChristian Dior SA, ses., 48.791 EUR ........................      France          3,209       194,410            (3,445)
  jChristian Dior SA, ses., 49.000 EUR ........................      France            214        12,965              (286)
  jChristian Dior SA, ses., 49.027 EUR ........................      France          1,185        71,791            (1,624)





                                                              Annual Report | 31

Mutual Discovery Fund

                                                                -----------------------------------------------------------
                                                                                               VALUE AT        UNREALIZED
   SYNTHETIC EQUITY SWAPS (SES)                                     COUNTRY         SHARES     12/31/03        GAIN/LOSS
                                                                -----------------------------------------------------------
   ISSUER
  jLVMH Moet Hennessy Louis Vuitton, ses., 56.520 EUR .........      France         (3,062)   $ (222,852)   $       (4,986)
  jLVMH Moet Hennessy Louis Vuitton, ses., 57.050 EUR .........      France         (3,686)     (268,267)           (3,542)
  jLVMH Moet Hennessy Louis Vuitton, ses., 58.672 EUR .........      France         (8,022)     (583,841)            9,006
  jLVMH Moet Hennessy Louis Vuitton, ses., 58.861 EUR .........      France         (3,993)     (290,611)            5,300
  jLVMH Moet Hennessy Louis Vuitton, ses., 58.899 EUR .........      France         (8,022)     (583,841)           11,033
  jLVMH Moet Hennessy Louis Vuitton, ses., 59.841 EUR .........      France         (7,807)     (568,194)           19,989
  jLVMH Moet Hennessy Louis Vuitton, ses., 60.149 EUR .........      France         (4,817)     (350,581)           14,196
  jLVMH Moet Hennessy Louis Vuitton, ses., 60.309 EUR .........      France         (3,209)     (233,551)           10,108
  jLVMH Moet Hennessy Louis Vuitton, ses., 60.421 EUR .........      France         (8,018)     (583,550)           26,405
  jLVMH Moet Hennessy Louis Vuitton, ses., 60.949 EUR .........      France         (1,185)      (86,244)            4,691
  jLVMH Moet Hennessy Louis Vuitton, ses., 60.950 EUR .........      France           (214)      (15,575)              847
                                                                                              -----------------------------
                                                                                                (634,684)           93,344
                                                                                              -----------------------------
   TOTAL SYNTHETIC EQUITY SWAPS                                                               $1,142,807    $       62,436
                                                                                              -----------------------------




CURRENCY ABBREVIATIONS: | CAD - Canadian Dollar | EUR - European Unit | GBP - British Pound | JPY - Japanese Yen
                          NOK - Norwegian Krone



a Non-income producing.

b See Note 7 regarding restricted securities.

c See Note 8 regarding Holdings of 5% Voting Securities.

d A member of the Fund's Portfolio Management team serves as a member on the board of directors. As a result of this involvement, the Portfolio Manager could receive material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

e The principal amount is stated in U.S. dollars unless otherwise indicated.

f See Note 1(g) regarding securities segregated with broker for securities sold short.

g Collateral for loaned securities. See Note 1(h).

h See Note 1(c) regarding repurchase agreements.

i See Note 1(g) regarding securities sold short.

j See Note 1(e) regarding synthetic equity swaps.


32 | See notes to financial statements.|Annual Report

Mutual Discovery Fund

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003


Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ............................................  $3,394,717,095
  Cost - Controlled affiliates ...........................................         952,779
  Cost - Non-controlled affiliated issuers ...............................      38,451,950
                                                                            ---------------
  Value - Unaffiliated issuers (includes securities segregated
   with broker for securities sold short in the amount of $36,103,385) ...   4,549,286,164
  Value - Controlled affiliates ..........................................       3,897,406
  Value - Non-controlled affiliated issuers ..............................      29,932,033
 Cash ....................................................................       6,032,493
 Foreign currency, at value (cost $2,813,369) ............................       2,813,369
 Receivables:
  Investment securities sold .............................................       3,484,766
  Capital shares sold ....................................................       7,874,483
  Dividends and interest .................................................       9,178,016
 Unrealized gain on forward exchange contracts (Note 6) ..................       2,516,936
 Deposits with broker for securities sold short ..........................      43,181,455
 Due from broker - variation margin (Note 1f) ............................         446,556
                                                                            ---------------
      Total assets .......................................................   4,658,643,677
                                                                            ---------------
Liabilities:
 Payables:
  Investment securities purchased ........................................      38,392,373
  Capital shares redeemed ................................................       7,241,458
  Affiliates .............................................................       6,008,050
 Options written, at value (premiums received $279,446) ..................           6,187
 Securities sold short, at value (proceeds $33,628,258) ..................      33,984,109
 Payable upon return of securities loaned (Note 1i) ......................      10,575,290
 Unrealized loss on forward exchange contracts ...........................      92,481,433
 Deferred tax (Note 1l) ..................................................       1,020,980
 Other liabilities .......................................................         357,409
                                                                            ---------------
      Total liabilities ..................................................     190,067,289
                                                                            ---------------
        Net assets, at value .............................................  $4,468,576,388
                                                                            ---------------
Net assets consist of:
 Accumulated distributions in excess of net investment income ............  $  (12,232,773)
 Net unrealized appreciation (depreciation) ..............................   1,058,172,011
 Accumulated net realized gain (loss) ....................................    (163,465,585)
 Capital shares ..........................................................   3,586,102,735
                                                                            ---------------
        Net assets, at value .............................................  $4,468,576,388
                                                                            ---------------




                                                              Annual Report | 33

Mutual Discovery Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2003


CLASS Z:
 Net asset value and maximum offering price per share ($2,168,161,205 (/) 104,191,290 shares outstanding)  $20.81
                                                                                                          --------
CLASS A:
 Net asset value per share ($1,439,579,240 (/) 69,660,931 shares outstanding) ...........................  $20.67
                                                                                                          --------
 Maximum offering price per share ($20.67 (/) 94.25%) ...................................................  $21.93
                                                                                                          --------
CLASS B:
 Net asset value and maximum offering price per share ($115,801,217 (/) 5,690,141 shares outstanding) a .  $20.35
                                                                                                          --------
CLASS C:
 Net asset value per share ($725,489,015 (/) 35,228,351 shares outstanding) a ...........................  $20.59
                                                                                                          --------
 Maximum offering price per share ($20.59 (/) 99.00%) ...................................................  $20.80
                                                                                                          --------
CLASS R:
 Net asset value and maximum offering price per share ($19,545,711 (/) 950,117 shares outstanding) a ....  $20.57
                                                                                                          --------



a Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.





34 | See notes to financial statements.|Annual Report

Mutual Discovery Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2003


Investment income:
 (net of foreign taxes of $4,289,379)
 Dividends:
  Unaffiliated issuers ..............................................................     $   54,446,182
  Non-controlled affiliated issuers (Note 8) ........................................            306,638
 Interest:
  Unaffiliated issuers ..............................................................         40,851,990
  Non-controlled affiliated issuers (Note 8) ........................................            400,967
                                                                                          ---------------
      Total investment income .......................................................         96,005,777
                                                                                          ---------------
Expenses:
 Management fees (Note 3) ...........................................................         28,877,575
 Administrative fees (Note 3) .......................................................          2,813,647
 Distribution fees (Note 3)
  Class A ...........................................................................          3,813,649
  Class B ...........................................................................            837,003
  Class C ...........................................................................          5,845,499
  Class R ...........................................................................             57,603
 Transfer agent fees (Note 3) .......................................................          5,775,000
 Custodian fees .....................................................................            593,700
 Reports to shareholders ............................................................            268,600
 Registration and filing fees .......................................................            140,600
 Professional fees ..................................................................             80,366
 Directors' fees and expenses .......................................................            161,600
 Dividends for securities sold short ................................................          1,115,920
 Other ..............................................................................             92,100
                                                                                          ---------------
      Total expenses ................................................................         50,472,862
                                                                                          ---------------
        Net investment income .......................................................         45,532,915
                                                                                          ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers .............................................................        185,863,610
   Non-controlled affiliated issuers (Note 8) .......................................            910,114
  Written options (Note 1g) .........................................................            434,720
  Securities sold short (Note 1h) ...................................................         (1,513,208)
  Foreign currency transactions .....................................................       (155,714,093)
                                                                                          ---------------
        Net realized gain (loss) ....................................................         29,981,143
Net unrealized appreciation (depreciation) on:
 Investments ........................................................................        995,227,924
 Deferred taxes (Note 1l) ...........................................................         (1,020,980)
 Translation of assets and liabilities denominated in foreign currencies ............        (40,867,281)
                                                                                          ---------------
        Net unrealized appreciation (depreciation) ..................................        953,339,663
                                                                                          ---------------
Net realized and unrealized gain (loss) .............................................        983,320,806
                                                                                          ---------------
Net increase (decrease) in net assets resulting from operations .....................     $1,028,853,721
                                                                                          ---------------



                         Annual Report | See notes to financial statements. | 35

Mutual Discovery Fund

FINANCIAL STATEMENTS (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 2003 and 2002
                                                                                       ------------------------------------
                                                                                             2003                 2002
                                                                                       ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................................  $   45,532,915       $   55,319,946
  Net realized gain (loss) from investments, written options, securities sold
   short, and foreign currency transactions .........................................      29,981,143         (152,264,558)
  Net unrealized appreciation (depreciation) on investments and translation of
   assets and liabilities denominated in foreign currencies .........................     953,339,663         (242,273,171
                                                                                       ------------------------------------
     Net increase (decrease) in net assets resulting from operations ................   1,028,853,721         (339,217,783)
 Distributions to shareholders from:
  Net investment income:
   Class Z ..........................................................................     (44,545,119)         (32,672,055)
   Class A ..........................................................................     (24,770,503)         (14,607,025)
   Class B ..........................................................................      (1,472,248)            (690,755)
   Class C ..........................................................................      (8,953,988)          (4,741,427)
   Class R ..........................................................................        (310,609)             (60,810)
  Net realized gains:
   Class Z ..........................................................................              --           (8,370,352)
   Class A ..........................................................................              --           (4,428,903)
   Class B ..........................................................................              --             (260,727)
   Class C ..........................................................................              --           (2,591,831)
   Class R ..........................................................................              --               (2,985)
                                                                                       ------------------------------------
 Total distributions to shareholders ................................................     (80,052,467)         (68,426,870)
 Capital share transactions (Note 2):
  Class Z ...........................................................................      13,927,225          (43,529,993)
  Class A ...........................................................................     225,050,877          132,014,004
  Class B ...........................................................................      28,358,365           31,294,863
  Class C ...........................................................................      47,141,801           31,091,069
  Class R ...........................................................................      12,178,619            4,180,662
                                                                                       ------------------------------------
 Total capital share transactions ...................................................     326,656,887          155,050,605
 Redemption fees (Note 1o)                                                                                           7,611
     Net increase (decrease) in net assets ..........................................   1,275,458,141         (252,586,437)
Net assets:
 Beginning of year ..................................................................   3,193,118,247        3,445,704,684
                                                                                       ------------------------------------
 End of year ........................................................................  $4,468,576,388       $3,193,118,247
                                                                                       ------------------------------------
Accumulated distributions in excess of net investment income included in net assets:
 End of year ........................................................................  $  (12,232,773)      $    6,039,875
                                                                                       ------------------------------------





36 | See notes to financial statements.|Annual Report

Mutual Discovery Fund

NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Discovery Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing primarily in common and preferred stocks and bonds. The Fund may also invest 50% or more of its assets in foreign securities. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Investments in open-end mutual funds are valued at the closing net asset value. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2003, all repurchase agreements held by the Fund had been entered into on that date.





                                                              Annual Report | 37

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities, it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

F. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

G. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option




38 | Annual Report

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. OPTION CONTRACTS (CONTINUED)

value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

H. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

I. SECURITIES LENDING

The Fund loans securities to certain brokers for which it received cash or securities collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The cash collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund received interest income of $46,364 from the investments of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the cash collateral. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities.

J. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is





                                                              Annual Report | 39

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

L. DEFERRED TAXES

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

M. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

N. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

O. REDEMPTION FEES

Redemption of Fund shares held 90 days or less (30 days or less effective January 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid in capital.






40 | Annual Report

Mutual Discovery Fund

2. CAPITAL STOCK

The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2003 there were 800 million shares authorized ($0.001 par value) of which 300 million, 100 million, 100 million, 100 million and 200 million were designated as Class Z, Class A, Class B, Class C and Class R, respectively. Transactions in the Fund's shares were as follows:

                                       ---------------------------------------------------------------
                                               YEAR ENDED                         YEAR ENDED
                                            DECEMBER 31, 2003                  DECEMBER 31, 2002
                                       ---------------------------------------------------------------
                                          SHARES        AMOUNT              SHARES         AMOUNT
                                       ---------------------------------------------------------------
CLASS Z SHARES:
 Shares sold                             9,521,544    $169,344,371         7,592,317    $ 136,738,634
 Shares issued on reinvestment of
  distributions                          2,060,606      40,579,936         2,257,247       38,046,663
 Shares redeemed                       (10,979,119)   (195,997,082)      (12,423,671)    (218,315,290)
                                       ---------------------------------------------------------------
 Net increase (decrease)                   603,031    $ 13,927,225        (2,574,107)   $ (43,529,993)
                                       ---------------------------------------------------------------
CLASS A SHARES:
 Shares sold                            22,055,132    $399,929,888        22,018,502    $ 386,680,451
 Shares issued on reinvestment of
  distributions                          1,194,006      23,361,387         1,070,357       17,995,086
 Shares redeemed                       (11,199,697)   (198,240,398)      (15,885,271)    (272,661,533)
                                       ---------------------------------------------------------------
 Net increase (decrease)                12,049,441    $225,050,877         7,203,588    $ 132,014,004
                                       ---------------------------------------------------------------
CLASS B SHARES:
 Shares sold                             2,016,211    $ 35,204,480         2,193,300    $  38,422,888
 Shares issued on reinvestment of
  distributions                             69,605       1,329,652            51,523          858,862
 Shares redeemed                          (481,371)     (8,175,767)         (472,537)      (7,986,887)
                                       ---------------------------------------------------------------
 Net increase (decrease)                 1,604,445    $ 28,358,365         1,772,286    $  31,294,863
                                       ---------------------------------------------------------------
CLASS C SHARES:
 Shares sold                             6,757,550    $121,233,343         6,397,726    $ 112,767,752
 Shares issued on reinvestment of
  distributions                            418,839       8,050,042           390,105        6,661,968
 Shares redeemed                        (4,741,353)    (82,141,584)       (5,153,458)     (88,338,651)
                                       ---------------------------------------------------------------
 Net increase (decrease)                 2,435,036    $ 47,141,801         1,634,373    $  31,091,069
                                       ---------------------------------------------------------------

                                       ---------------------------------------------------------------
                                               YEAR ENDED                        PERIOD ENDED
                                            DECEMBER 31, 2003                 DECEMBER 31, 2002A
                                       ---------------------------------------------------------------
                                          SHARES        AMOUNT              SHARES         AMOUNT
                                       ---------------------------------------------------------------
CLASS R SHARES:
 Shares sold                               854,653    $ 14,829,497           263,207   $    4,475,317
 Shares issued on reinvestment of
  distributions                             15,801         308,897             3,923           63,361
 Shares redeemed                          (165,979)     (2,959,775)          (21,488)        (358,016)
                                       ---------------------------------------------------------------
 Net increase (decrease)                   704,475    $ 12,178,619           245,642   $    4,180,662
                                       ---------------------------------------------------------------

a Effective date of Class R shares was January 2, 2002.




                                                              Annual Report | 41

Mutual Discovery Fund

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers and/or directors of Franklin Mutual Advisers, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors), are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of .80% per year of the average daily net assets of the Fund.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregated average daily net assets as follows:

----------------------------------------------------------------------------
  ANNUALIZED FEE RATE   MONTH-END NET ASSETS
----------------------------------------------------------------------------
        0.150%          First $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over $1.2 billion
The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to .35%, 1.00%, 1.00% and .50% per year of the average daily net assets of Class A, Class B, Class C and Class R shares, respectively. Distributors received net commissions from sales of Fund shares and received contingent deferred sales charges for the period of $461,074 and $65,389, respectively.

The Fund paid transfer agent fees of $5,775,000, of which $4,169,546 was paid to Franklin Templeton Investors Services Inc.


4. INCOME TAXES

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ...................................   $3,466,973,031
                                                          ---------------
Unrealized appreciation ...............................    1,167,700,176
Unrealized depreciation ...............................      (51,557,604)
                                                          ---------------
Net unrealized appreciation (depreciation) ............   $1,116,142,572
                                                          ---------------

Distributable earnings - undistributed ordinary income    $   19,007,482
                                                          ---------------





42 | Annual Report

Mutual Discovery Fund

4. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

                                              --------------------------
                                                 2003          2002
                                              --------------------------
Distributions paid from:
 Ordinary income ..........................   $80,052,467   $68,425,226
 Long term capital gain ...................            --         1,644
                                              --------------------------
                                              $80,052,467   $68,426,870
                                              --------------------------

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, passive foreign investment company shares and bond discounts and premiums.

At December 31, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2003 of $35,510,691. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

At December 31, 2003, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
 2010 ..................................   $144,728,368
 2011 ..................................     63,959,606
                                           ------------
                                           $208,687,974
                                           ------------


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the year ended December 31, 2003, aggregated $1,902,844,845 and $1,487,583,391, respectively.








                                                              Annual Report | 43

Mutual Discovery Fund

5. INVESTMENT TRANSACTIONS (CONTINUED)

Transactions in options written during the period ended December 31, 2003 were as follows:

                                        --------------------------------
                                         NUMBER OF CONTRACTS   PREMIUM
                                        --------------------------------
Options outstanding at
 December 31, 2002 ...................        194,800       $  123,438
Options written ......................      1,060,266        1,459,870
Options expired ......................       (130,922)        (339,440)
Options terminated in closing
 transactions ........................           (477)        (107,153)
Options exercised ....................        (78,846)        (857,269)
                                        --------------------------------
Options outstanding at
 December 31, 2003 ...................      1,044,821       $   279,446
                                        --------------------------------

6. FORWARD EXCHANGE CONTRACTS

At December 31, 2003, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

-----------------------------------------------------------------------------------------------------------------
                                                            IN                SETTLEMENT         UNREALIZED
  CONTRACTS TO BUY                                     EXCHANGE FOR              DATE            GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------
      1,900,000  British Pounds ..........    U.S.   $   3,348,085             1/28/04      U.S.     $     45,786
     13,450,000  European Unit ...........              15,914,271             1/28/04                  1,037,346
      4,250,000  British Pounds ..........               7,542,135             2/05/04                     45,344
     11,400,000  European Unit ...........              14,322,333             2/05/04                     42,828
      2,973,601  Swiss Franc .............               2,225,000             2/17/04                    182,287
      4,934,500  European Unit ...........               5,799,567             3/11/04                    412,365
    187,119,556  Swedish Krona ...........              25,547,614             3/23/04                    356,227
    252,114,000  Japanese Yen ............               2,324,924             3/25/04                     33,890
      1,528,154  European Unit ...........               1,846,315             4/28/04                     75,029
                                                    --------------                               ----------------
                                              U.S.  $   78,870,244                          U.S.     $  2,231,102
                                                    --------------                               ----------------

-----------------------------------------------------------------------------------------------------------------
                                                            IN                SETTLEMENT         UNREALIZED
  CONTRACTS TO SELL                                    EXCHANGE FOR              DATE            GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------
 16,037,790,000  Korean Won ..............    U.S.  $   13,400,000             3/18/04      U.S.     $     36,734
     48,237,232  South African Rand ......               7,309,585             4/26/04                    249,100
                                                    --------------                               ----------------
                                              U.S.  $   20,709,585                          U.S.     $    285,834
                                                    --------------                               ----------------
    Unrealized gain on forward exchange contracts .........................................          $  2,516,936
                                                                                                 ----------------





44 | Annual Report

Mutual Discovery Fund

6. FORWARD EXCHANGE CONTRACTS (CONTINUED)

----------------------------------------------------------------------------------------------------------------
                                                            IN               SETTLEMENT         UNREALIZED
  CONTRACTS TO SELL                                    EXCHANGE FOR             DATE            GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------
     12,199,020  British Pounds ...........  U.S.   $   21,641,061             1/06/04       U.S.  $   (186,871)
     22,150,000  European Unit ............             27,598,900             1/06/04                 (335,259)
     44,980,067  British Pounds ...........             78,225,833             1/12/04               (2,220,119)
     44,200,000  British Pounds ...........             74,728,365             1/20/04               (4,273,094)
    239,921,286  Canadian Dollars .........            173,337,657             1/21/04              (12,142,152)
     49,850,974  British Pounds ...........             84,277,811             1/28/04               (4,768,393)
     19,742,924  European Unit ............             23,178,193             1/28/04               (1,704,668)
     51,140,767  British Pounds ...........             88,671,202             2/11/04               (2,581,202)
     47,641,432  Swiss Franc ..............             34,961,409             2/17/04               (3,606,842)
     89,417,638  European Unit ............             98,820,243             2/23/04              (13,797,564)
    163,104,000  Taiwan Dollar ............              4,800,000             2/25/03                   (4,242)
     24,287,260  British Pounds ...........             41,288,687             2/27/04               (1,995,265)
     65,450,000  European Unit ............             74,902,175             3/11/04               (7,491,371)
    527,950,624  Danish Krona .............             86,956,305             3/17/04               (2,279,814)
  1,317,525,210  Japanese Yen .............             11,500,000             3/18/04                 (824,262)
 40,690,326,500  Korean Won ...............             33,800,000             3/18/04                 (105,823)
    501,984,172  Swedish Krona ............             62,130,599             3/23/04               (7,360,635)
     54,198,813  European Unit ............             61,807,647             3/25/04               (6,395,986)
  4,094,418,122  Japanese Yen .............             36,754,202             3/25/04               (1,553,753)
    557,964,169  Norwegian Krone ..........             78,394,505             4/15/04               (5,193,239)
     74,469,071  European Unit ............             86,414,591             4/22/04               (7,229,502)
    102,661,273  South African Rand .......             14,438,707             4/26/04                 (587,826)

----------------------------------------------------------------------------------------------------------------
                                                            IN               SETTLEMENT         UNREALIZED
  CONTRACTS TO SELL (CONTINUED)                        EXCHANGE FOR             DATE            GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------

     60,750,000  European Unit ............             71,497,238             4/28/04               (4,883,611)
  3,657,978,825  Japanese Yen .............             33,368,959             6/24/04                 (959,940)
                                                    --------------                                 -------------
                                              U.S.  $1,403,494,289                                  (92,481,433)
                                                    --------------                                 -------------
  Unrealized loss on forward exchange contracts ...........................................         (92,481,433)
                                                                                                   -------------
    Net unrealized loss on forward exchange contracts .....................................   U.S. $(89,964,497)
                                                                                                   -------------

7. RESTRICTED SECURITIES

At December 31, 2003, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2003, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:





                                                              Annual Report | 45

Mutual Discovery Fund

7. RESTRICTED SECURITIES (CONTINUED)

-----------------------------------------------------------------------------------------------------
  SHARES OR
  PRINCIPAL                                                   ACQUISITION
  AMOUNT        ISSUER                                            DATE       COST            VALUE
-----------------------------------------------------------------------------------------------------
     128,355    A.B. Watley Group Inc.                           4/02/01 $   407,498    $     23,104
      61,768    AboveNet Inc.                                   10/02/01   1,850,217       1,850,217
      11,445    FE Capital Holdings Ltd.                         8/29/03  11,444,600      11,444,600
  32,523,000    FE Capital LLC, 5.00%, 8/28/07                   8/29/03  31,915,952      33,173,460
   8,758,216    Hancock LLC                                      3/06/97     952,779       3,897,406
   2,689,230    International Steel Group                        4/10/02  12,990,000      89,033,682
     684,780    Leucadia National Corp.                         12/20/02  24,138,495      29,989,940
   8,656,000    Nippon Investment LLC                            2/14/01         --        3,289,280
     627,046    NTL Inc.                                         1/08/03  32,880,475      41,549,636
      47,160    Olympus Re Holdings Ltd.                        12/19/01   4,716,000       7,459,297
      12,235    PG & E Corp., wts., 9/02/06                     10/29/02       --            305,679
     118,301    Security Capital European Realty                 4/08/98   2,687,753         881,342
         170    Torre Mayor Investments, LP                     10/28/02  17,000,000      13,600,000
      61,515    White Mountains Insurance Group Inc.            10/22/02  18,146,925      26,879,133
                                                                                        -------------
 TOTAL RESTRICTED SECURITIES (5.89% OF NET ASSETS) ...................................  $263,376,776
                                                                                        -------------

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at December 31, 2003 were as shown below.

--------------------------------------------------------------------------------------------------------
                                                                                              REALIZED
                                                                                               CAPITAL
                              NUMBER OF                      NUMBER OF             INVESTMENT   GAIN
                             SHARES HELD                    SHARES HELD   VALUE      INCOME    (LOSS)
                              DEC. 31,    GROSS     GROSS     DEC. 31,   DEC. 31,    1/1/03-   1/1/03-
  NAME OF ISSUER                2002    ADDITIONS REDUCTIONS    2003       2003      12/31/03 12/31/03
--------------------------------------------------------------------------------------------------------
 CONTROLLED AFFILIATES*
 Hancock LLC ..............  8,758,216         --         --  8,758,216   3,897,406         --       --
--------------------------------------------------------------------------------------------------------
 TOTAL CONTROLLED AFFILIATES ......................................     $ 3,897,406   $     -- $     --
--------------------------------------------------------------------------------------------------------
 NON-CONTROLLED AFFILIATES
 FE Capital Holdings Ltd. .         --     11,445         --     11,445  11,444,600         --       --
 Nippon Investment LLC ....  8,656,000         --         --  8,656,000   3,289,280         --       --
 Southwest Royalties Inc.,
  10.50%, 6/30/04 .........  3,551,000         -- (3,551,000)        --          --    400,967       --
 Southwest Royalties Inc., A    53,272         --         --     53,272   1,598,153         --       --
 Torre Mayor Investments, LP       170         --         --        170  13,600,000         --       --
 United Fire & Casualty Co.    595,200         --   (388,257)        **          **    218,344  910,114
 United Fire & Casualty Co.,
  6.375%, cvt., pfd. ......    110,800         --         --         **          **     88,294       --
--------------------------------------------------------------------------------------------------------
 TOTAL NON-CONTROLLED AFFILIATES ..................................     $29,932,033   $707,605 $910,114
--------------------------------------------------------------------------------------------------------

 TOTAL CONTROLLED &
  NON-CONTROLLED AFFILIATES .......................................     $33,829,439   $707,605 $910,114
--------------------------------------------------------------------------------------------------------

*Issuer in which the Fund owns 25% or more of the outstanding voting securities. **As of December 31, 2003, no longer an affiliate.








46 | Annual Report

Mutual Discovery Fund

9. REGULATORY MATTERS
On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and other funds, has been named in shareholder class actions related to the matter described above. The Fund's management believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. It is anticipated that the Fund may be named in additional similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund's adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.







                                                              Annual Report | 47

Mutual Discovery Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF MUTUAL DISCOVERY FUND


We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Mutual Discovery Fund (one of the portfolios constituting the Franklin Mutual Series Fund Inc. Mutual Discovery
Fund) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Discovery Fund of the Franklin Mutual Series Fund Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



                                                               [LOGO OMITTED]
                                                               Ernst & Young LLP
Boston, Massachusetts
February 4, 2004







48 | Annual Report

Mutual Discovery Fund

TAX DESIGNATION (UNAUDITED)


Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 14.93% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2003.

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to a maximum of $53,514,301 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2003. In January 2004, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2003. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2003, more than 50% of the Mutual Discovery Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on December 18, 2003, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of Foreign Tax Paid, Foreign Source Income, Foreign Qualified Dividends and Adjusted Foreign Source Income as designated by the Fund, to Class A, Class B, Class C, Class R and Class Z shareholders of record. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.








                                                              Annual Report | 49

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------
                                                                     CLASS A
                                                                                                ADJUSTED
                                               FOREIGN TAX    FOREIGN           FOREIGN          FOREIGN
                                                  PAID     SOURCE INCOME  QUALIFIED DIVIDENDS SOURCE INCOME
  COUNTRY                                       PER SHARE    PER SHARE         PER SHARE        PER SHARE
------------------------------------------------------------------------------------------------------------
  Belgium ..................................      0.0003       0.0032            0.0012           0.0025
  Bermuda ..................................      0.0000       0.0007            0.0007           0.0003
  Canada ...................................      0.0015       0.0151            0.0066           0.0113
  Cayman Islands ...........................      0.0000       0.0001            0.0000           0.0001
  Denmark ..................................      0.0006       0.0045            0.0025           0.0031
  France ...................................      0.0049       0.0256            0.0211           0.0135
  Germany ..................................      0.0001       0.0087            0.0004           0.0085
  India ....................................      0.0000       0.0012            0.0012           0.0005
  Ireland ..................................      0.0000       0.0083            0.0083           0.0036
  Japan ....................................      0.0004       0.0041            0.0023           0.0028
  Mexico ...................................      0.0000       0.0001            0.0001           0.0000
  Netherlands ..............................      0.0018       0.0076            0.0075           0.0033
  Norway ...................................      0.0024       0.0106            0.0086           0.0057
  South Africa .............................      0.0000       0.0046            0.0046           0.0020
  South Korea ..............................      0.0018       0.0067            0.0000           0.0067
  Spain ....................................      0.0007       0.0094            0.0031           0.0076
  Sweden ...................................      0.0001       0.0063            0.0003           0.0061
  Switzerland ..............................      0.0018       0.0077            0.0077           0.0033
  Taiwan ...................................      0.0000       0.0030            0.0000           0.0030
  United Kingdom ...........................      0.0037       0.0352            0.0235           0.0218
                                                 -----------------------------------------------------------
  TOTAL ....................................     $0.0201      $0.1627           $0.0997           $0.1057
                                                 -----------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                    CLASS B
                                                                                                ADJUSTED
                                               FOREIGN TAX    FOREIGN           FOREIGN          FOREIGN
                                                  PAID     SOURCE INCOME  QUALIFIED DIVIDENDS SOURCE INCOME
  COUNTRY                                       PER SHARE    PER SHARE         PER SHARE        PER SHARE
------------------------------------------------------------------------------------------------------------
  Belgium ..................................      0.0003       0.0023            0.0009           0.0018
  Bermuda ..................................      0.0000       0.0005            0.0005           0.0002
  Canada ...................................      0.0015       0.0108            0.0047           0.0081
  Cayman Islands ...........................      0.0000       0.0001            0.0000           0.0001
  Denmark ..................................      0.0006       0.0032            0.0017           0.0022
  France ...................................      0.0049       0.0182            0.0150           0.0096
  Germany ..................................      0.0001       0.0062            0.0003           0.0060
  India ....................................      0.0000       0.0008            0.0008           0.0003
  Ireland ..................................      0.0000       0.0059            0.0059           0.0025
  Japan ....................................      0.0004       0.0029            0.0017           0.0019
  Netherlands ..............................      0.0018       0.0054            0.0053           0.0024
  Norway ...................................      0.0024       0.0076            0.0062           0.0041
  South Africa .............................      0.0000       0.0033            0.0033           0.0014
  South Korea ..............................      0.0018       0.0048            0.0000           0.0048
  Spain ....................................      0.0007       0.0067            0.0022           0.0054
  Sweden ...................................      0.0001       0.0045            0.0002           0.0044
  Switzerland ..............................      0.0018       0.0055            0.0055           0.0024
  Taiwan ...................................      0.0000       0.0021            0.0000           0.0021
  United Kingdom ...........................      0.0037       0.0251            0.0168           0.0155
                                                 -----------------------------------------------------------
  TOTAL ....................................     $0.0201      $0.1159           $0.0710          $0.0752
                                                 -----------------------------------------------------------




50 | Annual Report

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------
                                                                   CLASS C
                                                                                                ADJUSTED
                                               FOREIGN TAX    FOREIGN           FOREIGN          FOREIGN
                                                  PAID     SOURCE INCOME  QUALIFIED DIVIDENDS SOURCE INCOME
  COUNTRY                                       PER SHARE    PER SHARE         PER SHARE        PER SHARE
------------------------------------------------------------------------------------------------------------
  Belgium ..................................      0.0003       0.0021            0.0008           0.0016
  Bermuda ..................................      0.0000       0.0005            0.0005           0.0002
  Canada ...................................      0.0015       0.0100            0.0044           0.0075
  Cayman Islands ...........................      0.0000       0.0001            0.0000           0.0001
  Denmark ..................................      0.0006       0.0030            0.0016           0.0021
  France ...................................      0.0049       0.0169            0.0139           0.0090
  Germany ..................................      0.0001       0.0057            0.0002           0.0056
  India ....................................      0.0000       0.0008            0.0008           0.0003
  Ireland ..................................      0.0000       0.0055            0.0055           0.0024
  Japan ....................................      0.0004       0.0027            0.0015           0.0018
  Netherlands ..............................      0.0018       0.0050            0.0050           0.0021
  Norway ...................................      0.0024       0.0070            0.0057           0.0037
  South Africa .............................      0.0000       0.0030            0.0030           0.0013
  South Korea ..............................      0.0018       0.0044            0.0000           0.0044
  Spain ....................................      0.0007       0.0062            0.0021           0.0050
  Sweden ...................................      0.0001       0.0042            0.0002           0.0041
  Switzerland ..............................      0.0018       0.0051            0.0051           0.0022
  Taiwan ...................................      0.0000       0.0020            0.0000           0.0020
  United Kingdom ...........................      0.0037       0.0232            0.0155           0.0143
                                                 -----------------------------------------------------------
  TOTAL ....................................     $0.0201      $0.1074           $0.0658          $0.0697
                                                 -----------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                       CLASS R
                                                                                                ADJUSTED
                                               FOREIGN TAX    FOREIGN           FOREIGN          FOREIGN
                                                  PAID     SOURCE INCOME  QUALIFIED DIVIDENDS SOURCE INCOME
  COUNTRY                                       PER SHARE    PER SHARE         PER SHARE        PER SHARE
------------------------------------------------------------------------------------------------------------
  Belgium ..................................      0.0003       0.0032           0.0012            0.0025
  Bermuda ..................................      0.0000       0.0007           0.0007            0.0003
  Canada ...................................      0.0015       0.0148           0.0065            0.0111
  Cayman Islands ...........................      0.0000       0.0001           0.0000            0.0001
  Denmark ..................................      0.0006       0.0044           0.0024            0.0030
  France ...................................      0.0049       0.0250           0.0206            0.0132
  Germany ..................................      0.0001       0.0085           0.0004            0.0083
  India ....................................      0.0000       0.0011           0.0011            0.0005
  Ireland ..................................      0.0000       0.0081           0.0081            0.0035
  Japan ....................................      0.0004       0.0040           0.0023            0.0027
  Mexico ...................................      0.0000       0.0001           0.0001            0.0000
  Netherlands ..............................      0.0018       0.0074           0.0073            0.0032
  Norway ...................................      0.0024       0.0104           0.0085            0.0055
  South Africa .............................      0.0000       0.0045           0.0045            0.0019
  South Korea ..............................      0.0018       0.0066           0.0000            0.0066
  Spain ....................................      0.0007       0.0092           0.0030            0.0075
  Sweden ...................................      0.0001       0.0062           0.0003            0.0060
  Switzerland ..............................      0.0018       0.0076           0.0076            0.0033
  Taiwan ...................................      0.0000       0.0029           0.0000            0.0029
  United Kingdom ...........................      0.0037       0.0345           0.0231            0.0213
                                                 -----------------------------------------------------------
  TOTAL ....................................     $0.0201     $ 0.1593          $0.0977           $0.1034
                                                 -----------------------------------------------------------








                                                              Annual Report | 51

Mutual Discovery Fund

------------------------------------------------------------------------------------------------------------
                                                                       CLASS Z
                                                                                                ADJUSTED
                                               FOREIGN TAX    FOREIGN           FOREIGN          FOREIGN
                                                  PAID     SOURCE INCOME  QUALIFIED DIVIDENDS SOURCE INCOME
  COUNTRY                                       PER SHARE    PER SHARE         PER SHARE        PER SHARE
------------------------------------------------------------------------------------------------------------
  Belgium ....................................    0.0003       0.0038            0.0015           0.0029
  Bermuda ....................................    0.0000       0.0008            0.0008           0.0003
  Canada .....................................    0.0015       0.0177            0.0077           0.0133
  Cayman Islands .............................    0.0000       0.0002            0.0000           0.0002
  Denmark ....................................    0.0006       0.0053            0.0029           0.0036
  France .....................................    0.0049       0.0299            0.0247           0.0158
  Germany ....................................    0.0001       0.0102            0.0004           0.0100
  India ......................................    0.0000       0.0014            0.0014           0.0006
  Ireland ....................................    0.0000       0.0097            0.0097           0.0042
  Japan ......................................    0.0004       0.0048            0.0027           0.0033
  Luxembourg .................................    0.0000       0.0001            0.0000           0.0001
  Mexico .....................................    0.0000       0.0001            0.0001           0.0000
  Netherlands ................................    0.0018       0.0089            0.0088           0.0039
  Norway .....................................    0.0024       0.0124            0.0101           0.0066
  South Africa ...............................    0.0000       0.0054            0.0054           0.0023
  South Korea ................................    0.0018       0.0078            0.0000           0.0078
  Spain ......................................    0.0007       0.0109            0.0036           0.0088
  Sweden .....................................    0.0001       0.0074            0.0004           0.0072
  Switzerland ................................    0.0018       0.0091            0.0091           0.0039
  Taiwan .....................................    0.0000       0.0035            0.0001           0.0034
  United Kingdom .............................    0.0037       0.0412            0.0275           0.0255
                                                 -----------------------------------------------------------
  TOTAL ......................................   $0.0201      $0.1906           $0.1169           $0.1237
                                                 -----------------------------------------------------------

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you




52 | Annual Report

Mutual Discovery Fund
are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2004, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2003. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2003 individual income tax returns.



                                                              Annual Report | 53

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.



INDEPENDENT BOARD MEMBERS


--------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------
 EDWARD I. ALTMAN, PH.D. (62)  Director       Since 1987       7                          None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, NYU Salomon Center,
 Stern School of Business, New York University; editor and author of numerous financial publications; and financial consultant; and FORMERLY Vice Director, NYU Salomon Center, Stern School of Business, New York University.
--------------------------------------------------------------------------------------------------------------------------
 ANN TORRE GRANT (45)          Director       Since 1994       7                         Independent Director, SLM,
 51 John F. Kennedy Parkway                                                              Corporation (Sallie Mae); and
 Short Hills, NJ 07078                                                                   Allied Capital Corporation
                                                                                         (financial services).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
 Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until
 1995).
--------------------------------------------------------------------------------------------------------------------------
 BURTON J. GREENWALD (74)      Director       Since 2002       12                        Director, Fiduciary Emerging
 51 John F. Kennedy Parkway                                                              Markets Bond Fund PLC and
 Short Hills, NJ 07078                                                                   Fiduciary International
                                                                                         Ireland Limited.

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Managing Director, B.J. Greenwald Associates, management consultants to the financial services industry.
--------------------------------------------------------------------------------------------------------------------------
 BRUCE A. MACPHERSON (73)      Director       Since 1974       7                         None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers); and part owner McKinstry Inc., Chicopee, MA (manufacturer of electrical enclosures).
--------------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS (74)         Director       Since 1996       28                        None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY,
 Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power
 and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
--------------------------------------------------------------------------------------------------------------------------



54 |  Annual Report

--------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------
 CHARLES RUBENS II (73)        Director       Since 1998       12                         None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Private investor.
--------------------------------------------------------------------------------------------------------------------------
 LEONARD RUBIN (78)            Director       Since 1996       12                         None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and
 Chairman of the Board, Carolace Embroidery Co., Inc. (until 1996).
--------------------------------------------------------------------------------------------------------------------------
 ROBERT E. WADE (57)           Director       Since 1991       7                          Director, El Oro Mining and
 51 John F. Kennedy Parkway                                                               Exploration Co., p.l.c.; and
 Short Hills, NJ 07078                                                                    FORMERLY, Director, El Oro
                                                                                          Mining and Exploration Company,
                                                                                          p.l.c and The Exploration
                                                                                          Company, p.l.c., (until 2003).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Practicing attorney.
--------------------------------------------------------------------------------------------------------------------------




INTERESTED BOARD MEMBERS AND OFFICERS

--------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------
 **WILLIAM J. LIPPMAN (78)     Director       Since 1996       18                         None
 One Parker Plaza, 9th Floor
 Fort Lee, NJ 07024

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Private Client Group, Inc.; President, Franklin Advisory Services, LLC.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of seven of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 **ANNE M. TATLOCK (64)        Director       Since 2002       7                          Director, Fortune Brands, Inc.
 600 Fifth Avenue, 7th Floor                                                              (consumer products) and Merck
 New York, NY 10020-2302                                                                  & Co. Inc. (pharmaceuticals)

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member - Office of the
 Chairman and Director, Franklin Resources, Inc.; and officer and/or director of some of the other subsidiaries of
 Franklin Resources, Inc.
--------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 55

--------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------
 **DAVID J. WINTERS (41)       Director,      Director since   7                          None
 51 John F. Kennedy Parkway    President,     2001, President
 Short Hills, NJ 07078-2702    Chairman of    since 1999,
                               the Board      Chairman of the
                               and Chief      Board and Chief
                               Executive      Executive Officer -
                               Officer -      Investment
                               Investment     Management
                               Management     since 2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Chief Investment Officer, and Chief Executive Officer, Franklin Mutual Advisers, LLC., and of three of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (56)         Senior Vice    Since 2002       Not Applicable            None
 500 East Broward Blvd.        President and
 Suite 2100 Fort Lauderdale,   Chief
 FL 33394-3091                 Executive
                               Officer -
                               Finance and
                               Administration

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (56)            Vice President Since 2000       Not Applicable            None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
 Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
 Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
 (until 2000).
--------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)         Vice President Since 2000       Not Applicable            None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President,
 Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment
 Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin
 Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton
 Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman,
 Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995);
 Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
--------------------------------------------------------------------------------------------------------------------------



56 |  Annual Report

--------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (66)        Vice President Since 2002       Not Applicable             Director, FTI Banque, Arch
 600 Fifth Avenue              - AML                                                      Chemicals, Inc. and Lingnan
 Rockefeller Center            Compliance
 New York, NY 10048-0772

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 KIMBERLEY H. MONASTERIO (40)  Treasurer and  Treasurer and    Not Applicable             None
 One Franklin Parkway          Chief          Chief Financial
 San Mateo, CA 94403-1906      Financial      Officer since
                               Officer        2003

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin
 Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (66)        Vice President Since 2000       Not Applicable             None
 One Franklin Parkway          and Secretary
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia)
 Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
--------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**William J. Lippman is considered an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc. (Resources), which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Resources. David J. Winters is considered an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE GRANT, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 57

Mutual Discovery Fund

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.






58 | Annual Report

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request

For a brochure and prospectus, which contains more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS



INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 3
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 4
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 5

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 6
Franklin's AGE High Income Fund
Franklin Federal Money Fund 6, 7
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 4
Franklin Income Fund
Franklin Money Fund 6, 7
Franklin Short-Intermediate U.S. Government Securities Fund 6
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio 6
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 6
Templeton Global Bond Fund

TAX-FREE INCOME8
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 6, 7

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 8
Alabama
Arizona
California10
Colorado
Connecticut
Florida10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia



INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. Effective June 30, 2003, the fund reopened to all new investors.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


11/03    Not part of the annual report

           [LOGO]
FRANKLIN[R] TEMPLETON[R]     One Franklin Parkway
       INVESTMENTS           San Mateo, CA 94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


ANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL DISCOVERY FUND

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF INVESTMENT OFFICER
David J. Winters

AUDITORS
Ernst & Young LLP
200 Clarendon Streeet
Boston, MA 02116

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN (R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual Discovery Fund prospectus, which contains more complete information, including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


477 A2003 02/04

                                DECEMBER 31, 2003


                                    [GRAPHIC]


              ANNUAL REPORT AND SHAREHOLDER LETTER | INTERNATIONAL


                              MUTUAL EUROPEAN FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL? Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.



                                     [LOGO]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS
                      Franklin o Templeton o MUTUAL SERIES

Thank You For Your
Continued Participation

At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.


SPECIALIZED EXPERTISE

Mutual Series is part of Franklin Templeton Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.


TRUE DIVERSIFICATION

Because these management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why the funds can be used to build truly diversified portfolios covering every major asset class.


RELIABILITY YOU CAN TRUST

Franklin Templeton Investments seeks to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.





 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER.......................... 1

ANNUAL REPORT

Mutual European Fund........................ 5

Performance Summary......................... 9

Financial Highlights and
Statement of Investments ...................14

Financial Statements........................26

Notes to Financial Statements...............30

Independent Auditors' Report................39

Tax Designation.............................40

Board Members and Officers..................44

Proxy Voting Policies and Procedures........48

--------------------------------------------------------------------------------


Regulatory Update

AS OF FEBRUARY 12, 2004

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, including the Fund and other funds, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. It is anticipated that the Company may be named in additional similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund's adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If it is found that the Company bears responsibility for any unlawful or improper conduct, we have committed to making the funds or their shareholders whole, as appropriate. Any further updates on these matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."

4 |  Not part of the annual report

Annual Report

Mutual European Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Mutual European Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in common and preferred stocks, bonds and convertible securities. The Fund normally will invest at least 80% of its assets in the securities of issuers organized under the laws of or whose principal business operations are located in or at least 50% of whose revenue is earned from, European countries.

This annual report for Mutual European Fund covers the fiscal year ended December 31, 2003.


PERFORMANCE OVERVIEW

Mutual European Fund - Class Z posted a 32.84% cumulative total return for the 12 months ended December 31, 2003, as shown in the Performance Summary beginning on page 9. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country Europe Index, which returned 39.52% over the same period. 1


ECONOMIC AND MARKET OVERVIEW

Late March 2003 saw the start of a global equity market rally that produced the strongest annual total returns since 1986. The rally's main catalyst was an improving global economy, underpinned by expansionary fiscal and monetary policies, corporate restructuring and consolidation, and more than two years of declining equity markets that created potential opportunities in Asia, Europe and the Americas.

In the U.S. and many European countries, gross domestic product (GDP) growth accelerated in 2003, particularly in the second half of the year. In the U.S., GDP grew at annualized rates of 3.1% and 8.2% in the second and third quarters. Over the same periods, consumer spending rose at annualized rates of 3.3% and 6.9%





1. Source: Standard & Poor's Micropal. The MSCI All Country Europe Index is market capitalization-weighted and measures total returns of equity securities available to foreign (non-local) investors in developed and emerging markets in Europe. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                                                               Annual Report | 5
spurred largely by tax cuts, car-buying incentives and mortgage refinancing, as interest rates reached the lowest level in more than four decades. Consumer sentiment, business sentiment and industrial production increased in several European countries. Europe's economic recovery was slower than that of the U.S., but gained momentum in the second half of 2003.

In 2003, the value of the U.S. dollar fell against some major currencies, including a 17% decline versus the euro. 2 While the decline magnified top-line and earnings-per-share growth in the U.S., it had the opposite effect in Europe. The dollar decline also benefited U.S. investors in international equities because it increased the returns of investments denominated in currencies that appreciated against the dollar, such as the euro. Although the dollar's decline significantly affected equity market returns, it was not the only reason for the past year's gains. Equity markets in many countries produced stronger gains than the U.S. equity market, even in their local currencies. These countries benefited from improving economic and financial market conditions in 2003.


INVESTMENT STRATEGY

We follow a distinctive, three-pronged investment approach, which combines investments in what we believe are substantially undervalued common stocks with distressed debt investing and risk arbitrage. Our style is designed to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankruptcy or distressed com-panies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.


MANAGER'S DISCUSSION

While all three prongs of our investment strategy contributed to Fund performance during the year under review, the strongest contributors were the distressed and equity portfolios. Three of our best performers in 2003 included NTL, a distressed

2. Source: European Central Bank.

[BAR CHART OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

GEOGRAPHIC DISTRIBUTION*

Based on Total Net Assets as of 12/31/03

U.K.                            37.3%

France                           9.9%

Netherlands                      9.4%

Switzerland                      7.3%

Norway                           6.0%

Irish Republic                   5.6%

U.S.                             4.9%

Denmark                          3.1%

Belgium                          3.0%

Spain                            2.8%

Finland                          2.8%

Germany                          2.3%

Italy                            2.0%

Luxembourg                       1.8%

Sweden                           1.5%

Other Countries                  1.3%

*Other net assets = -1.0% because of foreign currency hedging.




6 |  Annual Report
cable company investment; Koninklijke Nedlloyd Groep (Royal Nedlloyd), a Dutch container shipping company; and Kingspan Group, an Irish building products company.

NTL, the U.K.'s largest cable company, was formed by a series of acquisitions of independent cable operators. These purchases were financed largely with debt, and in 2001, when NTL failed to generate enough cash flow to meet its interest payments, the company's bonds began to trade at significant discounts to face value. After completing an extensive fundamental analysis, we believed NTL's bonds were trading well below the fair value of the company's operations. We purchased a material amount of NTL debt and became an active member of the creditors committee formed to facilitate the reorganization process. During the restructuring, our investment in NTL bonds was converted to common shares, and the reorganized company emerged from bankruptcy in January 2003. As global cable valuations recovered, the new NTL shares performed well during the year and appreciated more than 15 times from their lows.

Royal Nedlloyd is a holding company whose primary assets include a 50% stake in the container shipping company P&O Nedlloyd and a 50% stake in the charter and freight airline Martinair. Royal Nedlloyd's common stock began the year trading for less than one-third of its tangible book value. During the year, Royal Nedlloyd benefited from a general economic rebound, improved investor sentiment toward cyclical stocks, and favorable conditions in each of its businesses. For example, rising container shipping rates and improved efficiency helped P&O Nedlloyd, while a reduced cost base benefited Martinair. By year-end, Royal Nedlloyd's stock nearly tripled from its lows and was liquidated by the Fund.

Kingspan's building components sales are heavily dependent on the macroeconomic environment. As the year began, expectations were for a continuation of the same depressed level of building activity that hurt the company's results in 2002. The company cut costs by shutting production facilities and reducing headcount. New U.K. government regulations regarding thermal efficiency for new buildings, and a general improvement in the level of building activity, resulted in a recovery in demand for Kingspan's products during 2003. The company's shares nearly tripled as the economic rebound gained momentum and investor sentiment toward building products companies improved.



TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/03

                                      % OF TOTAL
                                      NET ASSETS
  Commercial Banks                          8.3%
  Tobacco                                   7.3%
  Beverages                                 7.2%
  Food Products                             6.7%
  Diversified Telecommunication Services    6.1%
  Construction & Engineering                5.6%
  Insurance                                 5.1%
  Media                                     5.0%
  Chemicals                                 5.0%
  Diversified Financial Services            3.6%


                                                               Annual Report | 7

TOP 10 HOLDINGS
12/31/03

COMPANY                                           % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                          NET ASSETS
-------------------------------------------------------------
NTL Inc., common & restricted                           4.2%
 DIVERSIFIED TELECOMMUNICATION
 SERVICES, U.K.
-------------------------------------------------------------
British American Tobacco PLC
 TOBACCO, U.K.                                          3.5%
-------------------------------------------------------------
DNB Holding ASA
 COMMERCIAL BANKS, NORWAY                               3.1%
-------------------------------------------------------------
Vinci SA                                                3.1%
 CONSTRUCTION & ENGINEERING, FRANCE
-------------------------------------------------------------
White Mountains Insurance Group Inc.,
common & restricted                                     2.4%
 INSURANCE, U.S.
-------------------------------------------------------------
Diageo PLC                                              2.0%
 BEVERAGES, U.K.
-------------------------------------------------------------
Orkla ASA                                               2.0%
 BEVERAGES, NORWAY
-------------------------------------------------------------
Seton House Finance Ltd.                                2.0%
 CONSUMER FINANCE, U.K.
-------------------------------------------------------------
Imperial Tobacco Group PLC                              2.0%
 TOBACCO, U.K.
-------------------------------------------------------------
Groupe Danone                                           1.9%
 FOOD PRODUCTS, FRANCE
-------------------------------------------------------------


Despite a generally favorable market environment, not all of our investments performed well during the year. Three of the Fund's significant underperformers included Allied Domecq (sold by year-end), one of the world's largest spirits and wine companies; and German household and personal care products companies Henkel (sold by year-end) and Beiersdorf. Allied Domecq's stock declined after the company lowered its earnings outlook in February due to a weak U.S. dollar, higher pension expenses and weakness in its Spanish operations. Henkel shares also fell due to dollar weakness as well as investor perceptions that the company would overpay for acquisitions. Beiersdorf, which had been the subject of takeover speculation earlier in the year, declined after the company's major shareholders announced the company would remain independent and not be sold.

Thank you for your continued participation in Mutual European Fund. We look forward to serving your future investment needs.




[PHOTO OF DAVID J. WINTERS OMITTED]

/S/David J. Winters

David J. Winters, CFA





[PHOTO OF MATTHEW T. HAYNES OMITTED]

/S/Matthew T. Haynes

Matthew T. Haynes, CFA

Co-Portfolio Managers
Mutual European Fund




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT philosophy.



8 |  Annual Report

Performance Summary as of 12/31/03

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.



PRICE AND DISTRIBUTION INFORMATION

  CLASS Z                                          CHANGE    12/31/03   12/31/02
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                            +$3.81      $16.78     $12.97
--------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
--------------------------------------------------------------------------------
  Dividend Income                       $0.4253
--------------------------------------------------------------------------------
  CLASS A                                          CHANGE    12/31/03   12/31/02
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                            +$3.75      $16.58     $12.83
--------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
--------------------------------------------------------------------------------
  Dividend Income                       $0.3768
--------------------------------------------------------------------------------
  CLASS B                                          CHANGE    12/31/03   12/31/02
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                            +$3.66      $16.30     $12.64
--------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
--------------------------------------------------------------------------------
  Dividend Income                       $0.2962
--------------------------------------------------------------------------------
  CLASS C                                          CHANGE    12/31/03   12/31/02
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                            +$3.74      $16.59     $12.85
--------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
--------------------------------------------------------------------------------
  Dividend Income                       $0.2882




         Annual Report | Past performance does not guarantee future results. | 9

PERFORMANCE 1

  CLASS Z                             1-YEAR      5-YEAR     INCEPTION (7/3/96)
--------------------------------------------------------------------------------
  Cumulative Total Return 2           32.84%      96.26%            190.14%
--------------------------------------------------------------------------------
  Average Annual Total Return 3       32.84%      14.44%             15.27%
--------------------------------------------------------------------------------
  Value of $10,000 Investment 4      $13,284     $19,626            $29,014
--------------------------------------------------------------------------------
  CLASS A                             1-YEAR      5-YEAR    INCEPTION (11/1/96)
--------------------------------------------------------------------------------
  Cumulative Total Return 2           32.34%      92.49%            159.57%
--------------------------------------------------------------------------------
  Average Annual Total Return 3       24.75%      12.65%             13.30%
--------------------------------------------------------------------------------
  Value of $10,000 Investment 4      $12,475     $18,143            $24,468
--------------------------------------------------------------------------------
  CLASS B                             1-YEAR      5-YEAR     INCEPTION (1/1/99)
--------------------------------------------------------------------------------
  Cumulative Total Return 2           31.45%      86.42%             86.42%
--------------------------------------------------------------------------------
  Average Annual Total Return 3       27.45%      13.02%             13.02%
--------------------------------------------------------------------------------
  Value of $10,000 Investment 4      $12,745     $18,442            $18,442
--------------------------------------------------------------------------------
  CLASS C                             1-YEAR      5-YEAR    INCEPTION (11/1/96)
--------------------------------------------------------------------------------
  Cumulative Total Return 2           31.49%      86.92%            149.21%
--------------------------------------------------------------------------------
  Average Annual Total Return 3       29.19%      13.09%             13.43%
--------------------------------------------------------------------------------
  Value of $10,000 Investment 4      $12,919     $18,498            $24,671

ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.




10 |  Past performance does not guarantee future results.  |  Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.



CLASS Z (7/3/96-12/31/03)

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date                 Mutual European Fund        MSCI All Country Europe Index 5
7/3/96               $10,000                     $10,000
7/31/96              $10,060                     $9,892
8/31/96              $10,430                     $10,191
9/30/96              $10,640                     $10,399
10/31/96             $10,840                     $10,636
11/30/96             $11,260                     $11,171
12/31/96             $11,461                     $11,393
1/31/97              $11,984                     $11,468
2/28/97              $12,236                     $11,625
3/31/97              $12,397                     $11,992
4/30/97              $12,376                     $11,926
5/31/97              $12,537                     $12,443
6/30/97              $12,960                     $13,065
7/31/97              $13,525                     $13,668
8/31/97              $13,282                     $12,900
9/30/97              $14,163                     $14,168
10/31/97             $13,627                     $13,472
11/30/97             $13,768                     $13,673
12/31/97             $14,115                     $14,215
1/31/98              $14,350                     $14,726
2/28/98              $15,134                     $15,878
3/31/98              $16,221                     $17,013
4/30/98              $16,635                     $17,381
5/31/98              $17,218                     $17,652
6/30/98              $16,826                     $17,824
7/31/98              $16,691                     $18,208
8/31/98              $14,792                     $15,837
9/30/98              $13,433                     $15,203
10/31/98             $13,825                     $16,423
11/30/98             $14,723                     $17,319
12/31/98             $14,783                     $18,079
1/31/99              $14,819                     $17,989
2/28/99              $15,007                     $17,553
3/31/99              $15,349                     $17,757
4/30/99              $16,245                     $18,310
5/31/99              $16,281                     $17,466
6/30/99              $16,847                     $17,764
7/31/99              $16,871                     $17,958
8/31/99              $17,026                     $18,148
9/30/99              $17,026                     $18,019
10/31/99             $17,575                     $18,671
11/30/99             $19,054                     $19,193
12/31/99             $21,704                     $21,215
1/31/00              $22,192                     $19,731
2/29/00              $25,032                     $20,747
3/31/00              $24,261                     $21,246
4/30/00              $23,592                     $20,318
5/31/00              $23,631                     $20,143
6/30/00              $23,648                     $20,530
7/31/00              $23,797                     $20,206
8/31/00              $24,393                     $19,952
9/30/00              $23,797                     $19,020
10/31/00             $24,068                     $18,867
11/30/00             $23,973                     $18,064
12/31/00             $24,843                     $19,334
1/31/01              $25,531                     $19,364
2/28/01              $25,387                     $17,635
3/31/01              $24,395                     $16,325
4/30/01              $25,131                     $17,519
5/31/01              $25,563                     $16,692
6/30/01              $25,404                     $16,066
7/31/01              $25,260                     $16,085
8/31/01              $25,019                     $15,675
9/30/01              $22,160                     $14,099
10/31/01             $22,883                     $14,567
11/30/01             $23,365                     $15,166
12/31/01             $23,666                     $15,566
1/31/02              $24,174                     $14,780
2/28/02              $24,535                     $14,759
3/31/02              $25,504                     $15,572
4/30/02              $26,029                     $15,481
5/31/02              $26,177                     $15,449
6/30/02              $25,177                     $14,905
7/31/02              $23,224                     $13,255
8/31/02              $23,257                     $13,260
9/30/02              $21,784                     $11,530
10/31/02             $21,850                     $12,645
11/30/02             $22,065                     $13,271
12/31/02             $21,841                     $12,788
1/31/03              $21,235                     $12,187
2/28/03              $20,578                     $11,804
3/31/03              $20,881                     $11,625
4/30/03              $22,548                     $13,220
5/31/03              $23,979                     $14,102
6/30/03              $24,299                     $14,249
7/31/03              $24,858                     $14,532
8/31/03              $25,383                     $14,533
9/30/03              $25,790                     $14,835
10/31/03             $26,874                     $15,812
11/30/03             $27,857                     $16,480
12/31/03             $29,014                     $17,842


CLASS A (11/1/96-12/31/03)

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date                  Mutual European Fund      MSCI All Country Europe Index 5
11/1/96               $9,426                    $10,000
11/30/96              $9,783                    $10,503
12/31/96              $9,954                    $10,712
1/31/97               $10,409                   $10,783
2/28/97               $10,619                   $10,930
3/31/97               $10,759                   $11,276
4/30/97               $10,742                   $11,213
5/31/97               $10,873                   $11,699
6/30/97               $11,240                   $12,284
7/31/97               $11,723                   $12,851
8/31/97               $11,512                   $12,129
9/30/97               $12,269                   $13,321
10/31/97              $11,802                   $12,667
11/30/97              $11,917                   $12,856
12/31/97              $12,214                   $13,366
1/31/98               $12,419                   $13,846
2/28/98               $13,079                   $14,929
3/31/98               $14,002                   $15,996
4/30/98               $14,352                   $16,342
5/31/98               $14,858                   $16,597
6/30/98               $14,517                   $16,759
7/31/98               $14,374                   $17,120
8/31/98               $12,737                   $14,890
9/30/98               $11,559                   $14,294
10/31/98              $11,889                   $15,442
11/30/98              $12,657                   $16,284
12/31/98              $12,711                   $16,999
1/31/99               $12,742                   $16,914
2/28/99               $12,895                   $16,504
3/31/99               $13,180                   $16,696
4/30/99               $13,955                   $17,216
5/31/99               $13,965                   $16,422
6/30/99               $14,442                   $16,702
7/31/99               $14,463                   $16,885
8/31/99               $14,597                   $17,063
9/30/99               $14,587                   $16,942
10/31/99              $15,050                   $17,555
11/30/99              $16,308                   $18,046
12/31/99              $18,565                   $19,947
1/31/00               $18,975                   $18,552
2/29/00               $21,402                   $19,507
3/31/00               $20,737                   $19,976
4/30/00               $20,161                   $19,104
5/31/00               $20,194                   $18,939
6/30/00               $20,190                   $19,303
7/31/00               $20,319                   $18,999
8/31/00               $20,810                   $18,759
9/30/00               $20,307                   $17,883
10/31/00              $20,529                   $17,739
11/30/00              $20,447                   $16,985
12/31/00              $21,177                   $18,178
1/31/01               $21,756                   $18,206
2/28/01               $21,618                   $16,581
3/31/01               $20,777                   $15,350
4/30/01               $21,398                   $16,472
5/31/01               $21,756                   $15,694
6/30/01               $21,614                   $15,105
7/31/01               $21,475                   $15,124
8/31/01               $21,282                   $14,738
9/30/01               $18,834                   $13,256
10/31/01              $19,456                   $13,696
11/30/01              $19,857                   $14,259
12/31/01              $20,106                   $14,636
1/31/02               $20,529                   $13,897
2/28/02               $20,825                   $13,876
3/31/02               $21,642                   $14,642
4/30/02               $22,079                   $14,555
5/31/02               $22,206                   $14,526
6/30/02               $21,342                   $14,014
7/31/02               $19,694                   $12,462
8/31/02               $19,708                   $12,467
9/30/02               $18,458                   $10,841
10/31/02              $18,501                   $11,889
11/30/02              $18,671                   $12,478
12/31/02              $18,489                   $12,023
1/31/03               $17,970                   $11,459
2/28/03               $17,408                   $11,098
3/31/03               $17,653                   $10,930
4/30/03               $19,065                   $12,430
5/31/03               $20,261                   $13,260
6/30/03               $20,529                   $13,397
7/31/03               $20,993                   $13,664
8/31/03               $21,442                   $13,664
9/30/03               $21,776                   $13,948
10/31/03              $22,675                   $14,867
11/30/03              $23,501                   $15,495
12/31/03              $24,468                   $16,776

        Annual Report | Past performance does not guarantee future results. | 11

AVERAGE ANNUAL TOTAL RETURN
------------------------------------
 CLASS B                    12/31/03
------------------------------------
 1-Year                       27.45%
------------------------------------
 5-Year                       13.02%
------------------------------------
 Since Inception (1/1/99)     13.02%


  CLASS B (1/1/99-12/31/03)
  [LINE GRAPH OMITTED]
  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

  Date                   Mutual European Fund    MSCI All Country Europe Index 5
  1/1/99                 $10,000                 $10,000
  1/31/99                $10,016                 $9,950
  2/28/99                $10,136                 $9,709
  3/31/99                $10,361                 $9,822
  4/30/99                $10,954                 $10,128
  5/31/99                $10,962                 $9,661
  6/30/99                $11,334                 $9,826
  7/31/99                $11,342                 $9,933
  8/31/99                $11,439                 $10,038
  9/30/99                $11,431                 $9,967
  10/31/99               $11,788                 $10,327
  11/30/99               $12,770                 $10,616
  12/31/99               $14,517                 $11,735
  1/31/00                $14,831                 $10,914
  2/29/00                $16,713                 $11,476
  3/31/00                $16,190                 $11,752
  4/30/00                $15,729                 $11,239
  5/31/00                $15,746                 $11,141
  6/30/00                $15,738                 $11,356
  7/31/00                $15,820                 $11,177
  8/31/00                $16,206                 $11,036
  9/30/00                $15,802                 $10,520
  10/31/00               $15,967                 $10,436
  11/30/00               $15,894                 $9,992
  12/31/00               $16,450                 $10,694
  1/31/01                $16,894                 $10,710
  2/28/01                $16,775                 $9,754
  3/31/01                $16,114                 $9,030
  4/30/01                $16,580                 $9,690
  5/31/01                $16,861                 $9,232
  6/30/01                $16,744                 $8,886
  7/31/01                $16,624                 $8,897
  8/31/01                $16,462                 $8,670
  9/30/01                $14,572                 $7,798
  10/31/01               $15,028                 $8,057
  11/30/01               $15,332                 $8,389
  12/31/01               $15,518                 $8,610
  1/31/02                $15,838                 $8,175
  2/28/02                $16,058                 $8,163
  3/31/02                $16,675                 $8,613
  4/30/02                $17,006                 $8,563
  5/31/02                $17,094                 $8,545
  6/30/02                $16,425                 $8,244
  7/31/02                $15,136                 $7,331
  8/31/02                $15,147                 $7,334
  9/30/02                $14,169                 $6,378
  10/31/02               $14,203                 $6,994
  11/30/02               $14,325                 $7,340
  12/31/02               $14,182                 $7,073
  1/31/03                $13,778                 $6,741
  2/28/03                $13,329                 $6,529
  3/31/03                $13,520                 $6,430
  4/30/03                $14,586                 $7,312
  5/31/03                $15,494                 $7,800
  6/30/03                $15,696                 $7,881
  7/31/03                $16,034                 $8,038
  8/31/03                $16,373                 $8,038
  9/30/03                $16,621                 $8,205
  10/31/03               $17,298                 $8,746
  11/30/03               $17,919                 $9,115
  12/31/03               $18,442                 $9,869


AVERAGE ANNUAL TOTAL RETURN
------------------------------------
 CLASS C                    12/31/03
------------------------------------
 1-Year                       29.19%
------------------------------------
 5-Year                       13.09%
------------------------------------
 Since Inception (11/1/96)    13.43%


  CLASS C (11/1/96-12/31/03)
  [LINE GRAPH OMITTED]
  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

  Date                   Mutual European Fund    MSCI All Country Europe Index 5
  11/1/96                $9,900                  $10,000
  11/30/96               $10,265                 $10,503
  12/31/96               $10,446                 $10,712
  1/31/97                $10,915                 $10,783
  2/28/97                $11,135                 $10,930
  3/31/97                $11,263                 $11,276
  4/30/97                $11,245                 $11,213
  5/31/97                $11,374                 $11,699
  6/30/97                $11,750                 $12,284
  7/31/97                $12,246                 $12,851
  8/31/97                $12,015                 $12,129
  9/30/97                $12,799                 $13,321
  10/31/97               $12,310                 $12,667
  11/30/97               $12,430                 $12,856
  12/31/97               $12,733                 $13,366
  1/31/98                $12,936                 $13,846
  2/28/98                $13,637                 $14,929
  3/31/98                $14,603                 $15,996
  4/30/98                $14,958                 $16,342
  5/31/98                $15,477                 $16,597
  6/30/98                $15,111                 $16,759
  7/31/98                $14,970                 $17,120
  8/31/98                $13,249                 $14,890
  9/30/98                $12,018                 $14,294
  10/31/98               $12,362                 $15,442
  11/30/98               $13,155                 $16,284
  12/31/98               $13,199                 $16,999
  1/31/99                $13,220                 $16,914
  2/28/99                $13,379                 $16,504
  3/31/99                $13,676                 $16,696
  4/30/99                $14,460                 $17,216
  5/31/99                $14,471                 $16,422
  6/30/99                $14,964                 $16,702
  7/31/99                $14,975                 $16,885
  8/31/99                $15,104                 $17,063
  9/30/99                $15,093                 $16,942
  10/31/99               $15,564                 $17,555
  11/30/99               $16,859                 $18,046
  12/31/99               $19,190                 $19,947
  1/31/00                $19,603                 $18,552
  2/29/00                $22,112                 $19,507
  3/31/00                $21,413                 $19,976
  4/30/00                $20,806                 $19,104
  5/31/00                $20,829                 $18,939
  6/30/00                $20,814                 $19,303
  7/31/00                $20,935                 $18,999
  8/31/00                $21,441                 $18,759
  9/30/00                $20,899                 $17,883
  10/31/00               $21,128                 $17,739
  11/30/00               $21,019                 $16,985
  12/31/00               $21,766                 $18,178
  1/31/01                $22,347                 $18,206
  2/28/01                $22,205                 $16,581
  3/31/01                $21,313                 $15,350
  4/30/01                $21,936                 $16,472
  5/31/01                $22,304                 $15,694
  6/30/01                $22,146                 $15,105
  7/31/01                $21,990                 $15,124
  8/31/01                $21,777                 $14,738
  9/30/01                $19,264                 $13,256
  10/31/01               $19,889                 $13,696
  11/30/01               $20,286                 $14,259
  12/31/01               $20,537                 $14,636
  1/31/02                $20,954                 $13,897
  2/28/02                $21,255                 $13,876
  3/31/02                $22,060                 $14,642
  4/30/02                $22,506                 $14,555
  5/31/02                $22,621                 $14,526
  6/30/02                $21,729                 $14,014
  7/31/02                $20,035                 $12,462
  8/31/02                $20,049                 $12,467
  9/30/02                $18,760                 $10,841
  10/31/02               $18,789                 $11,889
  11/30/02               $18,963                 $12,478
  12/31/02               $18,761                 $12,023
  1/31/03                $18,221                 $11,459
  2/28/03                $17,652                 $11,098
  3/31/03                $17,885                 $10,930
  4/30/03                $19,302                 $12,430
  5/31/03                $20,513                 $13,260
  6/30/03                $20,762                 $13,397
  7/31/03                $21,217                 $13,664
  8/31/03                $21,657                 $13,664
  9/30/03                $21,995                 $13,948
  10/31/03               $22,891                 $14,867
  11/30/03               $23,713                 $15,495
  12/31/03               $24,671                 $16,776


12|  Past performance does not guarantee future results.  |  Annual Report

ENDNOTES


BECAUSE THE FUND INVESTS PRIMARILY IN ISSUERS LOCATED IN A SINGLE REGION, IT MAY BE AFFECTED BY GREATER VOLATILITY THAN A MORE GEOGRAPHICALLY DIVERSIFIED FUND. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: No initial sales charge or Rule 12b-1 fees; shares are available only to certain investors, as described in the prospectus.

CLASS A:        Subject to the current, maximum 5.75% initial sales charge.
                Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).
5. Source: Standard & Poor's Micropal. The MSCI All Country Europe Index is market capitalization-weighted and measures total returns of equity securities available to foreign (non-local) investors in developed and emerging markets in Europe.


        Annual Report | Past performance does not guarantee future results. | 13

Mutual European Fund

FINANCIAL HIGHLIGHTS


                                                                                         YEAR ENDED DECEMBER 31,
CLASS Z                                                                  2003         2002       2001        2000        1999

PER SHARE OPERATING PERFORMANCE (for a share outstanding throughout the year)

Net asset value, beginning of year ...........................         $12.97       $14.43     $15.52      $16.89      $12.54
                                                                     ---------------------------------------------------------
Income from investment operations:

 Net investment income a .....................................            .32          .27        .35         .35         .24

 Net realized and unrealized gains (losses) ..................           3.93        (1.38)     (1.08)       1.98        5.50
                                                                     ---------------------------------------------------------

Total from investment operations .............................           4.25        (1.11)      (.73)       2.33        5.74
                                                                     ---------------------------------------------------------

Less distributions from:

 Net investment income .......................................           (.43)        (.25)      (.32)       (.54)       (.50)

 Net realized gains ..........................................             --         (.10)      (.04)      (3.16)       (.89)
                                                                     ---------------------------------------------------------

Total distributions ..........................................           (.43)        (.35)      (.36)      (3.70)      (1.39)
                                                                     ---------------------------------------------------------

Redemption fees ..............................................             -- d         --         --          --          --
                                                                     ---------------------------------------------------------

Net asset value, end of year .................................         $16.79       $12.97     $14.43      $15.52      $16.89
                                                                     ---------------------------------------------------------


Total return b ...............................................         32.84%      (7.71)%    (4.74)%      14.46%      46.81%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................       $498,667     $376,828   $448,732    $577,663    $524,109

Ratios to average net assets:*

 Expenses c ..................................................          1.08%        1.05%      1.05%       1.03%       1.05%

 Expenses, excluding waiver and payments by affiliate c ......          1.08%        1.05%      1.05%       1.04%       1.09%

 Net investment income .......................................          2.19%        1.88%      2.27%       1.93%       1.69%

Portfolio turnover rate ......................................         52.33%       29.86%     52.15%     111.83%     127.05%

*Ratios to average net assets, excluding dividend expense on securities sold short:
 Expenses ....................................................          1.08%        1.04%      1.04%       1.03%       1.04%
 Expenses, excluding waiver and payments by affiliate ........          1.08%        1.04%      1.04%       1.04%       1.08%

a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.
d Amount is less than $0.01 per share.


14 |  Annual Report

Mutual European Fund



                                                                                       YEAR ENDED DECEMBER 31,
CLASS A                                                                   2003         2002       2001        2000        1999

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................          $12.83       $14.27     $15.36      $16.75      $12.47
                                                                     -----------------------------------------------------------

Income from investment operations:

 Net investment income a .....................................             .26          .22        .28         .28         .19

 Net realized and unrealized gains (losses) ..................            3.88        (1.35)     (1.06)       1.97        5.43
                                                                     -----------------------------------------------------------

Total from investment operations .............................            4.14        (1.13)      (.78)       2.25        5.62
                                                                     -----------------------------------------------------------

Less distributions from:

 Net investment income .......................................            (.38)        (.21)      (.27)       (.48)       (.45)

 Net realized gains ..........................................              --         (.10)      (.04)      (3.16)       (.89)
                                                                     -----------------------------------------------------------

Total distributions ..........................................            (.38)        (.31)      (.31)      (3.64)      (1.34)
                                                                     -----------------------------------------------------------

Redemption fees ..............................................              -- d           --         --          --          --
                                                                     -----------------------------------------------------------

Net asset value, end of year .................................          $16.59       $12.83     $14.27      $15.36      $16.75
                                                                     -----------------------------------------------------------


Total return b ...............................................          32.34%       (8.05)%    (5.05)%     14.07%      46.05%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................        $417,630     $302,735   $254,632    $223,831    $177,217

Ratios to average net assets:*

 Expenses c ..................................................           1.43%        1.40%      1.40%       1.38%       1.40%

 Expenses, excluding waiver and payments by affiliate c ......           1.43%        1.40%      1.40%       1.39%       1.44%

 Net investment income .......................................           1.84%        1.53%      1.88%       1.56%       1.36%

Portfolio turnover rate ......................................          52.33%       29.86%     52.15%     111.83%     127.05%

*Ratios to average net assets, excluding dividend expense on securities sold short:
 Expenses                                                                1.43%        1.39%      1.39%       1.38%       1.39%
 Expenses, excluding waiver and payments by affiliate                    1.43%        1.39%      1.39%       1.39%       1.43%





a Based on average daily shares outstanding.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.
d Amount is less than $0.01 per share.


                                                              Annual Report | 15

Mutual European Fund

                                                                                        YEAR ENDED DECEMBER 31,
CLASS B                                                                  2003         2002       2001        2000      1999 E

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................         $12.64       $14.09     $15.19      $16.66      $12.47
                                                                     ---------------------------------------------------------

Income from investment operations:

 Net investment income a .....................................            .16          .10        .18         .16         .01

 Net realized and unrealized gains (losses) ..................           3.81        (1.31)     (1.03)       1.95        5.50
                                                                     ---------------------------------------------------------

Total from investment operations .............................           3.97        (1.21)      (.85)       2.11        5.51
                                                                     ---------------------------------------------------------

Less distributions from:

 Net investment income .......................................           (.30)        (.14)      (.21)       (.42)       (.43)

 Net realized gains ..........................................             --         (.10)      (.04)      (3.16)       (.89)
                                                                     ---------------------------------------------------------

Total distributions ..........................................           (.30)        (.24)      (.25)      (3.58)      (1.32)
                                                                     ---------------------------------------------------------

Redemption fees ..............................................             -- d         --         --          --          --
                                                                     ---------------------------------------------------------

Net asset value, end of year .................................         $16.31       $12.64     $14.09      $15.19      $16.66
                                                                     ---------------------------------------------------------


Total return b ...............................................         31.45%      (8.61)%    (5.66)%      13.31%      45.17%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................        $38,526      $24,855    $12,960      $6,655      $1,039

Ratios to average net assets:*

 Expenses c ..................................................          2.08%        2.05%      2.03%       2.03%       2.05%

 Expenses, excluding waiver and payments by affiliate c ......          2.08%        2.05%      2.03%       2.04%       2.09%

 Net investment income .......................................          1.19%         .87%      1.20%        .92%        .04%

Portfolio turnover rate ......................................         52.33%       29.86%     52.15%     111.83%     127.05%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses                                                               2.08%        2.04%      2.02%       2.03%       2.04%
 Expenses, excluding waiver and payments by affiliate                   2.08%        2.04%      2.02%       2.04%       2.08%


a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on
securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.
d Amount is less than $0.01 per share.
e Effective date of Class B shares was January 1, 1999.

16 |  Annual Report

Mutual European Fund



                                                                                     YEAR ENDED DECEMBER 31,
CLASS C                                                                  2003         2002       2001        2000        1999

PER SHARE OPERATING PERFORMANCE (for a share outstanding throughout the year)

Net asset value, beginning of year ...........................         $12.85       $14.29     $15.37      $16.75      $12.45
                                                                     ---------------------------------------------------------

Income from investment operations:

 Net investment income a .....................................            .17          .13        .19         .16         .10

 Net realized and unrealized gains (losses) ..................           3.87        (1.35)     (1.06)       1.99        5.44
                                                                     ---------------------------------------------------------

Total from investment operations .............................           4.04        (1.22)      (.87)       2.15        5.54
                                                                     ---------------------------------------------------------

Less distributions from:

 Net investment income .......................................           (.29)        (.12)      (.17)       (.37)       (.35)

 Net realized gains ..........................................             --         (.10)      (.04)      (3.16)       (.89)
                                                                     ---------------------------------------------------------

Total distributions ..........................................           (.29)        (.22)      (.21)      (3.53)      (1.24)
                                                                     ---------------------------------------------------------

Redemption fees ..............................................             -- d         --         --          --          --
                                                                     ---------------------------------------------------------

Net asset value, end of year .................................         $16.60       $12.85     $14.29      $15.37      $16.75
                                                                     ---------------------------------------------------------


Total return b ...............................................         31.49%      (8.65)%    (5.65)%      13.42%      45.40%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................       $166,758     $123,374   $117,238    $127,408    $103,987

Ratios to average net assets:*

 Expenses c ..................................................          2.08%        2.02%      2.04%       2.02%       2.04%

 Expenses, excluding waiver and payments by affiliate c ......          2.08%        2.02%      2.04%       2.03%       2.08%

 Net investment income .......................................          1.19%         .91%      1.27%        .92%        .71%

Portfolio turnover rate ......................................         52.33%       29.86%     52.15%     111.83%     127.05%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ....................................................          2.08%        2.01%      2.03%       2.02%       2.03%
 Expenses, excluding waiver and payments by affiliate ........          2.08%        2.01%      2.03%       2.03%       2.07%





a Based on average daily shares outstanding.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.
d Amount is less than $0.01 per share.



                         Annual Report | See notes to financial statements. | 17

Mutual European Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2003

                                                                         COUNTRY       SHARES/WARRANTS            VALUE

   COMMON STOCKS AND OTHER EQUITY INTERESTS 80.1%
   AUTO COMPONENTS .5%
   Trelleborg AB, B ..............................................       Sweden            352,582         $     5,733,200
                                                                                                           ----------------

   BEVERAGES 7.2%
 a Carlsberg AS, A ...............................................       Denmark            15,700                 646,282
   Carlsberg AS, B ...............................................       Denmark           393,585              18,135,253
   Diageo PLC ....................................................   United Kingdom      1,721,908              22,656,278
   Heineken Holding NV, A ........................................     Netherlands         499,281              17,085,638
   Orkla ASA .....................................................       Norway            991,240              22,200,391
                                                                                                           ----------------
                                                                                                                80,723,842
                                                                                                           ----------------
   BUILDING PRODUCTS
   Wienerberger AG ...............................................       Austria             7,429                 198,469
                                                                                                           ----------------

   CHEMICALS 5.0%
   Akzo Nobel NV .................................................     Netherlands         345,200              13,323,814
   Givaudan AG ...................................................     Switzerland          36,275              18,830,443
   MG Technologies AG ............................................       Germany           636,264               8,908,338
   Solvay SA .....................................................       Belgium           109,700               9,512,961
   Syngenta AG ...................................................     Switzerland          75,000               5,051,546
                                                                                                           ----------------
                                                                                                                55,627,102
                                                                                                           ----------------

   COMMERCIAL BANKS 8.3%
   Allied Irish Banks PLC ........................................   Irish Republic      1,162,400              18,591,363
   Almanij Nv ....................................................       Belgium           265,474              13,488,008
 a Banca Nazionale del Lavoro SpA ................................        Italy          2,168,703               5,183,769
   Bank of Ireland ...............................................   Irish Republic        750,575              10,215,318
   Danske Bank ...................................................       Denmark           444,900              10,438,266
   DNB Holding ASA ...............................................       Norway          5,181,723              34,621,150
                                                                                                           ----------------
                                                                                                                92,537,874
                                                                                                           ----------------
   COMMERCIAL SERVICES & SUPPLIES .2%
   Societe Generale de Surveillance Holdings SA ..................     Switzerland           2,500               1,568,628
                                                                                                           ----------------
   CONSTRUCTION & ENGINEERING 5.6%
 a FLS Industries A/S ............................................       Denmark           400,800               4,616,925
   Imtech NV .....................................................     Netherlands         692,055              17,964,798
   Kingspan Group PLC ............................................   Irish Republic      1,154,631               6,116,865
   Vinci SA ......................................................       France            415,361              34,395,118
                                                                                                           ----------------
                                                                                                                63,093,706
                                                                                                           ----------------
   CONSTRUCTION MATERIALS 2.8%
   Ciments Francais SA ...........................................       France            113,977               7,978,965
   CRH PLC .......................................................   Irish Republic        486,200               9,977,894
 a Dyckerhoff AG .................................................       Germany            15,456                 427,925
   Italcementi SpA ...............................................        Italy            722,765               9,016,329
   RMC Group PLC .................................................   United Kingdom        318,935               3,982,334
                                                                                                           ----------------
                                                                                                                31,383,447
                                                                                                           ----------------
   CONSUMER FINANCE .8%
   Provident Financial PLC .......................................   United Kingdom        764,922               8,907,498
                                                                                                           ----------------


18 |  Annual Report

Mutual European Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONTINUED)



                                                                         COUNTRY       SHARES/WARRANTS            VALUE

      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
      CONTAINERS & PACKAGING 1.1%
      Huhtamaki OYJ .................................................       Finland         1,017,240         $    11,996,965
                                                                                                              ----------------
      DIVERSIFIED FINANCIAL SERVICES 3.6%
      Euronext ......................................................     Netherlands         453,279              11,474,911
    a Irish Life & Permanent PLC ....................................   Irish Republic      1,045,905              16,820,496
      Pargesa Holdings SA ...........................................     Switzerland           4,684              12,498,241
                                                                                                              ----------------
                                                                                                                   40,793,648
                                                                                                              ----------------
      DIVERSIFIED TELECOMMUNICATION SERVICES 6.1%
a,b,c AboveNet Inc.                                                      United States         15,551                 465,819
      BCE Inc. ......................................................       Canada            168,500               3,768,350
    a Koninklijke KPN NV ............................................     Netherlands       1,085,300               8,377,947
    a NTL Inc. ......................................................   United Kingdom        392,946              27,407,984
  a,b NTL Inc. ....................................................     United Kingdom        298,059              19,750,134
      Swisscom AG ...................................................     Switzerland          27,500               9,072,165
                                                                                                              ----------------
                                                                                                                   68,842,399
                                                                                                              ----------------
      ELECTRIC UTILITIES .7%
      E.ON AG .......................................................       Germany           109,600               7,179,021
  a,b PG & E Corp., wts., 9/02/06 ...................................    United States          2,966                  74,103
                                                                                                              ----------------
                                                                                                                    7,253,124
                                                                                                              ----------------
      ENERGY EQUIPMENT & SERVICES .4%
      Fugro NV ......................................................     Netherlands          90,665               4,665,908
                                                                                                              ----------------
      FOOD & STAPLES RETAILING 1.6%
      Colruyt NV ....................................................       Belgium            69,412               6,689,048
      Groupe Bourbon ................................................       France             36,400               3,755,701
      Rieber & Son ASA ..............................................       Norway            993,050               7,463,399
                                                                                                              ----------------
                                                                                                                   17,908,148
                                                                                                              ----------------
      FOOD PRODUCTS 6.5%
      Cadbury Schweppes PLC .........................................   United Kingdom      2,410,112              17,700,157
      CSM NV ........................................................     Netherlands         312,618               6,837,533
      Groupe Danone .................................................       France            133,735              21,828,089
    a Koninklijke Numico NV .........................................     Netherlands         178,805               4,941,495
      Nestle SA .....................................................     Switzerland          86,937              21,721,070
                                                                                                              ----------------
                                                                                                                   73,028,344
                                                                                                              ----------------
      HEALTH CARE EQUIPMENT & SUPPLIES .2%
      Amersham PLC ..................................................   United Kingdom        184,700               2,531,066
                                                                                                              ----------------
      HOUSEHOLD DURABLES .8%
      Hunter Douglas NV .............................................     Netherlands         194,790               9,117,882
                                                                                                              ----------------
      INDUSTRIAL CONGLOMERATES .1%
      Arkivator AB ..................................................       Sweden            150,000               1,271,663
                                                                                                              ----------------

                                                              Annual Report | 19

Mutual European Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONTINUED)



                                                                         COUNTRY        SHARES/WARRANTS            VALUE

    COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
    INSURANCE 5.1%
  a Berkshire Hathaway Inc., A ....................................    United States            203         $    17,102,750
  a Montpelier Re Holdings Ltd. ...................................       Bermuda            36,493               1,339,293
a,b Olympus Re Holdings Ltd. ....................................         Bermuda            16,080               2,543,373
    Sampo OYJ, A ..................................................       Finland           966,300               9,994,526
    White Mountains Insurance Group Inc. ..........................    United States         37,500              17,248,125
  b White Mountains Insurance Group Inc. ..........................    United States         20,972               9,163,768
                                                                                                            ----------------
                                                                                                                 57,391,835
                                                                                                            ----------------
    LEISURE EQUIPMENT & PRODUCTS .3%
    Agfa Gevaert NV ...............................................       Belgium            95,626               2,725,968
                                                                                                            ----------------
    MACHINERY 2.4%
    Alfa Laval AB .................................................       Sweden            544,300               8,283,303
    Kone Corp., B .................................................       Finland           137,970               7,918,309
  a Schindler Holding AG, Reg D ...................................     Switzerland          39,957              11,081,666
                                                                                                            ----------------
                                                                                                                 27,283,278
                                                                                                            ----------------
    MEDIA 5.0%
    Axel Springer AG ..............................................       Germany             3,070                 271,065
  a JC Decaux SA ..................................................       France            212,783               3,478,390
    Lagardere SCA .................................................       France            221,434              12,783,847
  a NTL Europe Inc. ...............................................   United Kingdom        115,080                   1,151
    NV Holdingsmig de Telegraaf ...................................     Netherlands         145,794               3,328,546
    SES Global, FDR ...............................................     Luxembourg        1,806,864              18,232,735
    Trinity Mirror PLC ............................................   United Kingdom      1,272,770              12,896,078
    Wolters Kluwer NV .............................................     Netherlands         308,194               4,820,390
                                                                                                            ----------------
                                                                                                                 55,812,202
                                                                                                            ----------------
    METALS & MINING 3.6%
    Anglo American PLC ............................................   United Kingdom        527,900              11,406,443
    Anglo American PLC, ADR .......................................   United Kingdom            200                   4,424
    Barrick Gold Corp. ............................................       Canada            228,900               5,198,319
    Highland Gold Mining Ltd. .....................................   United Kingdom      2,390,000              12,300,621
    Pechiney SA, A ................................................       France              2,337                 142,967
  a Vedanta Resources PLC .........................................   United Kingdom      1,712,400              11,280,915
                                                                                                            ----------------
                                                                                                                 40,333,689
                                                                                                            ----------------
    MULTI-UTILITIES & UNREGULATED POWER .8%
    Suez SA .......................................................       France            451,750               9,077,166
                                                                                                            ----------------
    OIL & GAS 2.2%
    BP PLC ........................................................   United Kingdom        747,800               6,064,220
    Eni SpA .......................................................        Italy            361,200               6,815,782
    Norsk Hydro ASA ...............................................       Norway             28,300               1,746,205
    Total SA, B ...................................................       France             53,750               9,993,378
                                                                                                            ----------------
                                                                                                                 24,619,585
                                                                                                            ----------------


20 |  Annual Report

Mutual European Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONTINUED)



                                                                          COUNTRY       SHARES/WARRANTS            VALUE

    COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
    PERSONAL PRODUCTS .4%
    Beiersdorf AG .................................................       Germany            38,100         $     4,668,788
                                                                                                            ----------------
    REAL ESTATE .1%
  a Canary Wharf Group PLC ........................................   United Kingdom        192,100                 920,764
a,b Security Capital European Realty ............................       Luxembourg           42,252                 314,777
                                                                                                            ----------------
                                                                                                                  1,235,541
                                                                                                            ----------------
    SPECIALTY RETAIL .3%
    Fielmann AG ...................................................       Germany            66,534               3,088,359
    New Look Group ................................................   United Kingdom        125,300                 697,594
                                                                                                            ----------------
                                                                                                                  3,785,953
                                                                                                            ----------------
    TOBACCO 7.3%
    Altadis SA ....................................................        Spain            723,710              20,539,196
    British American Tobacco PLC ..................................   United Kingdom      2,851,758              39,309,244
    Imperial Tobacco Group PLC ....................................   United Kingdom      1,118,365              22,022,547
                                                                                                            ----------------
                                                                                                                 81,870,987
                                                                                                            ----------------
    TRADING COMPANIES & DISTRIBUTORS .9%
    Compania de Distribucion Intefral Logista SA ..................        Spain            322,008               9,946,993
                                                                                                            ----------------
    TRANSPORTATION INFRASTRUCTURE .2%
    Peninsular & Oriental Steam Navigation Co. ....................   United Kingdom        488,255               2,010,323
                                                                                                            ----------------
    TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
     (COST $656,804,232) ..........................................                                             897,945,221
                                                                                                            ----------------
    PREFERRED STOCKS .2%
    FOOD PRODUCTS .2%
    Unilever NV, pfd. .............................................     Netherlands         275,284               1,975,739
                                                                                                            ----------------
    MEDIA
    NTL Europe Inc., 10.00%, A, pfd. ..............................   United Kingdom         50,827                 418,052
                                                                                                            ----------------
    TOTAL PREFERRED STOCKS (COST $1,830,944) ......................                                               2,393,791
                                                                                                            ----------------

                                                                                       PRINCIPAL AMOUNT E

    CORPORATE BONDS & NOTES 4.8%
    Eurotunnel PLC, 12/31/18, Tier 2 ..............................   United Kingdom   $  7,491,083  GBP          9,789,460
       12/31/25, Tier 3 ...........................................   United Kingdom      1,755,822  GBP          1,728,759
       Participating Loan Note, 4/30/40 ...........................   United Kingdom        210,000  GBP             80,826
       Stabilization Advance S8, Tier 2 ...........................   United Kingdom      3,071,957  GBP          1,044,865
    Eurotunnel SA, 5.28%, 12/31/18, Tier 2 (Pibor) ................       France            437,395  EUR            402,747
       5.28%, 12/31/25, Tier 3 (Pibor) ............................       France          4,694,377  EUR          3,256,695
       12/31/18, Tier 2 (Libor) ...................................       France            988,713  EUR            910,394
       12/31/25, Tier 3 (Libor) ...................................       France          1,953,447  EUR          1,355,191
       Stabilization Advance S6, Tier 1 (Pibor) ...................       France            332,264  EUR             79,629
       Stabilization Advance S6, Tier 2 (Libor) ...................       France            851,877  EUR            204,158
       Stabilization Advance S7, Tier 1 (Pibor) ...................       France          1,284,285  EUR            307,788


                                                              Annual Report | 21

Mutual European Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONTINUED)

                                                                         COUNTRY     PRINCIPAL AMOUNT D           VALUE
   CORPORATE BONDS & NOTES (CONT.)
   Marconi Corp., 10.00%, 10/31/08 ...............................   United Kingdom   $  1,241,075         $     1,377,593
   Marconi PLC, 8.00%, 4/30/08 ...................................   United Kingdom      9,452,170               9,263,127
   Providian Financial Corp., senior note, cvt., zero cpn.,
    2/15/21                                                           United States      2,983,000               1,424,383
   Seton House Finance Ltd., zero cpn., 2/07/12 ..................   United Kingdom     76,357,000  EUR         22,152,006
                                                                                                           ----------------
   TOTAL CORPORATE BONDS & NOTES (COST $48,550,240) ..............                                              53,377,621
                                                                                                           ----------------
   BONDS & NOTES IN REORGANIZATION 1.1%
 a Metromedia Fiber Network Inc., 14.00%, 3/15/07 ................    United States      4,400,000               2,332,000
      10.00%, 11/15/08 ...........................................    United States      2,870,000                 197,312
      senior note, 10.00%, 12/15/09 ..............................    United States      3,058,000                 217,883
      senior note, 10.00%, 12/15/09 ..............................    United States      1,394,000  EUR            131,874
 a Parmalat Netherlands BV, 0.875%, 6/30/21 ......................        Italy          1,310,000  EUR            414,663
 a PG & E Corp., 7.375%, 11/01/05 ................................    United States      4,335,000               4,421,700
      Commercial Paper, 1/18/01 ..................................    United States        175,000                 175,875
      Commercial Paper, 1/30/01 ..................................    United States         90,000                  90,450
      Commercial Paper, 2/16/01 ..................................    United States        265,000                 266,325
      FRN, 144A, 7.583%, 10/31/01 ................................    United States      1,288,000               1,313,760
      MTN, 5.94%, 10/07/03 .......................................    United States        220,000                 221,100
 a Telewest Communications PLC, Bank Claim .......................   United Kingdom      1,090,948  GBP            927,660
 a Telewest Finance Ltd., cvt, 6.00%, 7/07/05 ....................   United Kingdom      1,465,000               1,552,900
                                                                                                           ----------------
   TOTAL BONDS & NOTES IN REORGANIZATION (COST $10,040,599) ......                                              12,263,502
                                                                                                           ----------------
   GOVERNMENT AGENCIES 14.9%
   Bundesrepublik Deutschland, 4.25%, 3/12/04 ....................       Germany        10,000,000  EUR         12,663,976
 e Federal Home Loan Bank, 0.75% to 1.42%, with maturities to
    12/16/04 .....................................................    United States     63,300,000              63,139,901
   Federal Home Loan Mortgage Corp., 0.990% to 2.375%, with
    maturities to 5/19/06 ........................................    United States      3,500,000               3,499,058
 e Federal National Mortgage Association, 0.966% to 1.266%, with
    maturities to 4/02/04 ........................................    United States      3,000,000               2,993,364
   Federal Republic of Germany, 3.25% to 4.00%, with maturities
    to 6/25/04 ...................................................      Germany         20,000,000  EUR         25,356,963
   German Treasury Bills, 0.922% to 2.120%, with maturities
    to 5/12/04 ...................................................      Germany         42,000,000  EUR         52,692,577
   Kingdom of Norway, 5.75% to 6.75%, with maturities to 1/15/07 .       Norway         34,130,000  NOK          5,424,505
   U.S. Treasury Bills, 0.985%, 4/01/04 ..........................    United States      2,000,000               1,995,516
                                                                                                           ----------------
   TOTAL GOVERNMENT AGENCIES (COST $159,220,883) .................                                             167,765,860
                                                                                                           ----------------


22  |  Annual Report

Mutual European Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONTINUED)

                                                                         COUNTRY      PRINCIPAL AMOUNT            VALUE

   SHORT TERM INVESTMENTS 1.3%
   Alliance & Leicester PLC, Commercial Paper, 5/14/04 ...........   United Kingdom   $  5,000,000         $     4,979,580
   Bradford & Bingley PLC, Commercial Paper, 1/08/04 .............   United Kingdom      5,000,000               4,998,800
      Commercial Paper, 2/17/04 ..................................   United Kingdom      5,000,000               4,992,267
                                                                                                           ----------------
   TOTAL SHORT TERM INVESTMENTS (COST $14,969,397) ...............                                              14,970,647
                                                                                                           ----------------
   TOTAL INVESTMENTS (COST $891,416,295) 102.4% ..................                                           1,148,716,642
   OPTIONS WRITTEN ...............................................                                                  (2,836)
   SECURITIES SOLD SHORT (.1)% ...................................                                                (998,816)
   NET EQUITY IN FORWARD CONTRACTS (3.1)% ........................                                             (34,987,351)
   OTHER ASSETS, LESS LIABILITIES .8% ............................                                               8,853,443
                                                                                                           ----------------
   NET ASSETS 100.0% .............................................                                         $ 1,121,581,082
                                                                                                           ----------------




OPTIONS WRITTEN (PREMIUMS RECEIVED $8,580)                                                 CONTRACTS

   ISSUER
   FOOD & STAPLES RETAILING
   Safeway PLC, Jan. 2.70 Puts, 1/16/04 ..........................   United Kingdom            880         $         2,836
                                                                                                           ----------------

SECURITIES SOLD SHORT                                                                       SHARES

   ISSUER
   COMMUNICATIONS EQUIPMENT .1%
 f Powerwave Technologies Inc. ...................................    United States        105,000         $       803,250
                                                                                                           ----------------
   DIVERSIFIED FINANCIAL SERVICES
 f Lehman Brothers Holdings Inc. .................................    United States          1,713                 132,278
                                                                                                           ----------------
   METALS & MINING
 f Alcan Inc. ....................................................       Canada              1,348                  63,288
                                                                                                           ----------------
   TOTAL SECURITIES SOLD SHORT (PROCEEDS $912,587) ...............                                         $       998,816
                                                                                                           ----------------

                                                                                               VALUE AT        UNREALIZED
   SYNTHETIC EQUITY SWAPS (SES)                                      COUNTRY        SHARES     12/31/03         GAIN/LOSS

   ISSUER
   HEALTH CARE EQUIPMENT & SUPPLIES
 g Smith & Nephew PLC, ses., 3.752 GBP ......................    United Kingdom      (230)    $   (1,932)  $          (390)
 g Smith & Nephew PLC, ses., 3.776 GBP ......................    United Kingdom    (4,400)       (36,961)           (7,274)
                                                                                              -----------------------------
                                                                                                 (38,893)           (7,664)
                                                                                              -----------------------------



                                                              Annual Report | 23

Mutual European Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONTINUED)

                                                                                                 VALUE AT     UNREALIZED
    SYNTHETIC EQUITY SWAPS (SES) (CONT.)                              COUNTRY       SHARES       12/31/03      GAIN/LOSS
    ISSUER
    INSURANCE
  g AXA SA, ses., 15.850 EUR .................................        France         7,740     $  165,676   $        10,630
  g AXA SA, ses., 15.870 EUR .................................        France         1,900         40,670             2,561
  g AXA SA, ses., 16.030 EUR .................................        France        13,874        296,975            15,896
  g AXA SA, ses., 16.700 EUR .................................        France        (7,740)      (165,676)           (2,957)
  g AXA SA, ses., 16.770 EUR .................................        France        (1,900)       (40,670)             (558)
  g AXA SA, ses., 17.000 EUR .................................        France       (13,874)      (296,975)              466
                                                                                               -----------------------------
                                                                                                       --            26,038
                                                                                               -----------------------------

    REAL ESTATE
  g Chelsfield PLC, ses., 3.095 GBP ..........................    United Kingdom     2,400         13,201              (116)
  g Chelsfield PLC, ses., 3.107 GBP ..........................    United Kingdom     7,600         41,802              (537)
  g Chelsfield PLC, ses., 3.112 GBP ..........................    United Kingdom     2,719         14,955              (232)
  g Chelsfield PLC, ses., 3.154 GBP ..........................    United Kingdom    40,000        220,010            (6,150)
  g Chelsfield PLC, ses., 3.160 GBP ..........................    United Kingdom    20,500        112,755            (3,375)
  g Chelsfield PLC, ses., 3.165 GBP ..........................    United Kingdom     6,000         33,002            (1,041)
  g Chelsfield PLC, ses., 3.166 GBP ..........................    United Kingdom    20,000        110,005            (3,505)
                                                                                               -----------------------------
                                                                                                  545,730           (14,956)
                                                                                               -----------------------------
    TEXTILES APPAREL & LUXURY GOODS
  g Christian Dior SA, ses., 46.766 EUR ......................        France         2,037        123,407             3,026
  g Christian Dior SA, ses., 47.220 EUR ......................        France         1,520         92,086             1,375
  g Christian Dior SA, ses., 47.384 EUR ......................        France         4,030        244,148             2,949
  g Christian Dior SA, ses., 47.614 EUR ......................        France         4,030        244,148             1,664
  g Christian Dior SA, ses., 47.794 EUR ......................        France         1,826        110,624               328
  g Christian Dior SA, ses., 48.208 EUR ......................        France         7,011        424,746            (2,369)
  g Christian Dior SA, ses., 48.555 EUR ......................        France         2,394        145,035            (1,858)
  g Christian Dior SA, ses., 48.586 EUR ......................        France         3,998        242,210            (3,251)
  g Christian Dior SA, ses., 48.791 EUR ......................        France         1,595         96,629            (1,712)
  g Christian Dior SA, ses., 49.000 EUR ......................        France           105          6,361              (140)
  g Christian Dior SA, ses., 49.027 EUR ......................        France           590         35,744              (809)
  g LVMH Moet Hennessy Louis Vuitton, ses., 56.520 EUR .......        France        (1,520)      (110,626)           (2,475)
  g LVMH Moet Hennessy Louis Vuitton, ses., 57.050 EUR .......        France        (1,826)      (132,896)           (1,754)
  g LVMH Moet Hennessy Louis Vuitton, ses., 58.672 EUR .......        France        (4,030)      (293,303)            4,524
  g LVMH Moet Hennessy Louis Vuitton, ses., 58.861 EUR .......        France        (2,037)      (148,253)            2,704
  g LVMH Moet Hennessy Louis Vuitton, ses., 58.899 EUR .......        France        (4,030)      (293,303)            5,543
  g LVMH Moet Hennessy Louis Vuitton, ses., 59.841 EUR .......        France        (7,011)      (510,261)           17,951
  g LVMH Moet Hennessy Louis Vuitton, ses., 60.149 EUR .......        France        (2,394)      (174,235)            7,055

24  |  Annual Report

Mutual European Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2003 (CONTINUED)


                                                                                                 VALUE AT        UNREALIZED
    SYNTHETIC EQUITY SWAPS (SES) (CONT.)                              COUNTRY        SHARES      12/31/03         GAIN/LOSS

    ISSUER
    TEXTILES APPAREL & LUXURY GOODS (CONT.)
  g LVMH Moet Hennessy Louis Vuitton, ses., 60.309 EUR .......        France        (1,595)     $(116,084)        $   5,024
  g LVMH Moet Hennessy Louis Vuitton, ses., 60.421 EUR .......        France        (3,998)      (290,975)           13,166
  g LVMH Moet Hennessy Louis Vuitton, ses., 60.949 EUR .......        France          (590)       (42,940)            2,336
  g LVMH Moet Hennessy Louis Vuitton, ses., 60.950 EUR .......        France          (105)        (7,642)              416
                                                                                                ----------------------------
                                                                                                 (355,380)           53,693
                                                                                                ----------------------------
    TOTAL SYNTHETIC EQUITY SWAPS .............................                                  $ 151,457         $  57,111
                                                                                                ----------------------------

CURRENCY ABBREVIATIONS: | EUR - Euro | GBP - British Pound | NOK - Norwegian Krone





 a Non-income producing.
 b See Note 7 regarding restricted securities.
 c A member of the Fund's Portfolio Management team serves as a member on the board of directors. As a result of this involvement, the Portfolio Manager could receive material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.
 d The principal amount is stated in U.S. dollars unless otherwise indicated.
 e See Note 1(f) regarding securities segregated with broker for securities sold short.
 f See Note 1(f) regarding securities sold short.
 g See Note 1(d) regarding synthetic equity swaps.



                         Annual Report | See notes to financial statements. | 25

Mutual European Fund


FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003



Assets:
 Investments in securities:
  Cost ......................................................... $  891,416,295
                                                                 ---------------
  Value - (includes securities segregated with broker for
   securities sold short in the amount of $2,093,414) ..........  1,148,716,642
 Cash ..........................................................         34,775
 Foreign currency, at value (cost $3,155,465) ..................      3,291,538
 Receivables:
  Investment securities sold ...................................      3,084,103
  Capital shares sold ..........................................      3,960,703
  Dividends and interest .......................................      3,509,340
 Unrealized gain on forward exchange contracts (Note 6) ........      1,782,454
 Deposits with broker for securities sold short ................      2,032,303
 Due from broker variation margin ..............................         66,428
                                                                 ---------------
      Total assets .............................................  1,166,478,286
                                                                 ---------------
Liabilities:
 Payables:
  Investment securities purchased ..............................      4,607,469
  Capital shares redeemed ......................................        916,751
  Affiliates ...................................................      1,496,575
 Options written, at value (premiums received $8,580) ..........          2,836
 Securities sold short, at value (proceeds $912,587) ...........        998,816
 Unrealized loss on forward exchange contracts (Note 6) ........     36,769,805
 Other liabilities .............................................        104,952
                                                                 ---------------
      Total liabilities ........................................     44,897,204
                                                                 ---------------
        Net assets, at value ................................... $1,121,581,082
                                                                 ---------------
Net assets consist of:
 Undistributed net investment income (loss) .................... $    2,043,383
 Net unrealized appreciation (depreciation) ....................    222,729,962
 Accumulated net realized gain (loss) ..........................    (36,478,319)
 Capital shares ................................................    933,286,056
                                                                 ---------------
        Net assets, at value ................................... $1,121,581,082
                                                                 ---------------




26 |  Annual Report

Mutual European Fund



STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)


December 31, 2003



CLASS Z:
 Net asset value per share ($498,667,731 / 29,709,079 shares outstanding) .......................    $16.79
                                                                                                  ----------
CLASS A:
 Net asset value per share ($417,629,518 / 25,177,430 shares outstanding) .......................    $16.59
                                                                                                  ----------
 Maximum offering price per share ($16.59 / 94.25%) .............................................    $17.60
                                                                                                  ----------
CLASS B:
 Net asset value per share ($38,525,750 / 2,362,572 shares outstanding) a .......................    $16.31
                                                                                                  ----------
CLASS C:
 Net asset value per share ($166,758,083 / 10,046,838 shares outstanding) a .....................    $16.60
                                                                                                  ----------
 Maximum offering price per share ($16.60 / 99.00%) .............................................    $16.77
                                                                                                  ----------





a Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.




                         Annual Report | See notes to financial statements. | 27

Mutual European Fund



STATEMENT OF OPERATIONS

for the year ended December 31, 2003


Investment income:
 (net of foreign taxes of $2,826,821)
 Dividends ...............................................................................................    $ 20,883,805
 Interest ................................................................................................       9,231,038
                                                                                                              -------------
       Total investment income ...........................................................................      30,114,843
                                                                                                              -------------
Expenses:
 Management fees (Note 3) ................................................................................       7,356,524
 Administrative fees (Note 3) ............................................................................         716,785
 Distribution fees (Note 3)
  Class A ................................................................................................       1,187,766
  Class B ................................................................................................         298,640
  Class C ................................................................................................       1,367,172
 Transfer agent fees (Note 3) ............................................................................       1,422,800
 Custodian fees ..........................................................................................         236,700
 Reports to shareholders .................................................................................          92,100
 Registration and filing fees ............................................................................          53,500
 Professional fees .......................................................................................          37,200
 Directors' fees and expenses ............................................................................          35,400
 Dividends on securities sold short ......................................................................           3,980
 Other ...................................................................................................          21,400
                                                                                                              -------------
      Total expenses .....................................................................................      12,829,967
                                                                                                              -------------
        Net investment income ............................................................................      17,284,876
                                                                                                              -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................................................     101,762,133
  Written options (Note 1e) ..............................................................................           1,559
  Securities sold short (Note 1f) ........................................................................        (298,716)
  Foreign currency transactions ..........................................................................     (70,631,477)
                                                                                                              -------------
        Net realized gain (loss) .........................................................................      30,833,499
 Net unrealized appreciation (depreciation) on:
  Investments ............................................................................................     232,237,595
  Translation of assets and liabilities denominated in foreign currencies ................................     (10,918,023)
                                                                                                              -------------
        Net unrealized appreciation (depreciation) .......................................................     221,319,572
                                                                                                              -------------
Net realized and unrealized gain (loss) ..................................................................     252,153,071
                                                                                                              -------------
Net increase (decrease) in net assets resulting from operations ..........................................    $269,437,947
                                                                                                              -------------


28 |  See notes to financial statements.  |  Annual Report

Mutual European Fund



STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 2003 and 2002
                                                                                              2003                2002
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) .....................................................    $   17,284,876        $ 13,979,269
  Net realized gain (loss) from investments, written options, securities sold
   short and  foreign currency transactions ........................................        30,833,499         (49,056,871)
  Net unrealized appreciation (depreciation) on investments and translation of
   assets and liabilities denominated in foreign currencies ........................       221,319,572         (43,955,257)
                                                                                        -----------------------------------
     Net increase (decrease) in net assets resulting from operations ...............       269,437,947         (79,032,859)
 Distributions to shareholders from:
  Net investment income:
   Class Z .........................................................................       (12,312,122)         (7,252,039)
   Class A .........................................................................        (9,204,752)         (4,788,653)
   Class B .........................................................................          (674,637)           (265,371)
   Class C .........................................................................        (2,826,218)         (1,129,935)
  Net realized gains:
   Class Z .........................................................................                --          (2,979,321)
   Class A .........................................................................                --          (2,333,082)
   Class B .........................................................................                --            (157,105)
   Class C .........................................................................                --            (963,971)
                                                                                        -----------------------------------
 Total distributions to shareholders................................................       (25,017,729)        (19,869,477)
 Capital share transactions (Note 2):
   Class Z .........................................................................        11,633,420         (29,940,007)
   Class A .........................................................................        24,799,438          86,376,758
   Class B .........................................................................         5,657,600          15,125,074
   Class C .........................................................................         7,277,297          21,524,677
                                                                                        -----------------------------------
 Total capital share transactions ..................................................        49,367,755          93,086,502
 Redemption fees (Note  1m).........................................................             1,100              46,091
     Net increase (decrease) in net assets .........................................       293,789,073          (5,769,743)
Net assets:
 Beginning of year .................................................................       827,792,009         833,561,752
                                                                                        -----------------------------------
 End of year .......................................................................    $1,121,581,082        $827,792,009
                                                                                        -----------------------------------
Undistributed net investment income included in net assets:
 End of year .......................................................................    $    2,043,383        $  2,997,304
                                                                                        -----------------------------------


                         Annual Report | See notes to financial statements. | 29

Mutual European Fund

NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual European Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation and income through a flexible policy of investing at least 80% of its invested assets in stocks and corporate debt securities of European countries. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Investments in open-end mutual funds are valued at the closing net asset value. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.





30 | Annual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

When the Fund purchases or sells foreign securities, it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

E. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.



                                                              Annual Report | 31

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

G. SECURITY LENDING

The Fund loans securities to certain brokers for which it received collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities.

H. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.



32 | Annual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

K. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

M. REDEMPTION FEES

Redemption of Fund shares held 90 days or less (30 days or less effective January 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid in capital.


2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

                                                              Annual Report | 33

Mutual European Fund

2. CAPITAL STOCK (CONTINUED)

At December 31, 2003, there were 500 million Fund shares authorized ($0.001 par value) of which 200 million, 100 million, 100 million and 100 million were designated as Class Z, Class A, Class B and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                                  2003                              2002
                                           SHARES         AMOUNT            SHARES          AMOUNT
                                       ---------------------------------------------------------------
CLASS Z SHARES:
 Shares sold .......................     4,684,777    $  68,107,081        7,302,015    $ 107,399,758
 Shares issued on reinvestment of
  distributions                            714,450       11,398,120          700,007        9,603,833
 Shares redeemed ...................    (4,740,063)     (67,871,781)     (10,055,156)    (146,943,598)
                                       ---------------------------------------------------------------
 Net increase (decrease) ...........       659,164    $  11,633,420       (2,053,134)   $ (29,940,007)
                                       ---------------------------------------------------------------
CLASS A SHARES:
 Shares sold .......................    12,000,233    $ 166,037,567       17,596,910    $ 254,732,945
 Shares issued on reinvestment of
  distributions                            458,004        7,210,266          406,105        5,550,303
 Shares redeemed ...................   (10,877,741)    (148,448,395)     (12,244,521)    (173,906,490)
                                       ---------------------------------------------------------------
 Net increase (decrease) ...........     1,580,496    $  24,799,438        5,758,494    $  86,376,758
                                       ---------------------------------------------------------------
CLASS B SHARES:
 Shares sold .......................       659,571    $   9,134,856        1,324,759    $  18,907,172
 Shares issued on reinvestment of
  distributions                             39,099          602,729           27,250          368,524
 Shares redeemed ...................      (303,139)      (4,079,985)        (305,003)      (4,150,622)
                                       ---------------------------------------------------------------
 Net increase (decrease) ...........       395,531    $   5,657,600        1,047,006    $  15,125,074
                                       ---------------------------------------------------------------
CLASS C SHARES:
 Shares sold .......................     2,531,542    $  35,820,953        3,467,474    $  50,301,640
 Shares issued on reinvestment of
  distributions                            162,005        2,534,802          134,878        1,886,544
 Shares redeemed ...................    (2,246,768)     (31,078,458)      (2,205,493)     (30,663,507)
                                       ---------------------------------------------------------------
 Net increase (decrease) ...........       446,779    $   7,277,297        1,396,859    $  21,524,677
                                       ---------------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual Advisors, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors), are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.80% per year of the average daily net assets of the Fund.







34 | Annual Report

Mutual European Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

  ANNUALIZED FEE RATE   AVERAGE DAILY NET ASSETS

        0.150%          First $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00% and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively. Distributors received net commissions on sales of those shares and received contingent deferred sales charges for the year of $147,645 and $41,418, respectively.

The Fund paid transfer agent fees of $1,422,800, of which $1,003,275 was paid to Investors Services.


4. INCOME TAXES

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ..................................    $898,065,510
                                                          -------------
Unrealized appreciation ..............................     253,997,555
Unrealized depreciation ..............................      (3,346,424)
                                                          -------------
Net unrealized appreciation (depreciation) ...........    $250,651,131
                                                          -------------

Distributable earnings - undistributed ordinary income    $  7,913,798
                                                          -------------


The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

                                              2003           2002

Distributions paid from:
 Ordinary income                       $25,017,729    $19,869,080

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment companies and bond discounts and premiums.

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

At December 31, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2003 of $6,696,576. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

                                                              Annual Report | 35

Mutual European Fund

4. INCOME TAXES (CONTINUED)

At December 31, 2003, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
 2010 .................................................      $56,018,300
 2011 .................................................        6,535,292
                                                             $62,553,592



5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the year ended December 31, 2003 aggregated $451,128,789 and $411,897,912, respectively.

Transactions in options written during the year ended December 31, 2003 were as follows:

                                          NUMBER OF CONTRACTS     PREMIUM

Options outstanding at
  December 31, 2002                             25,800            $25,666
Options written.....................             4,901             68,825
Options expired.....................              (930)            (1,559)
Options terminated in closing
  transactions .....................                --                 --
Options exercised...................           (28,891)           (84,352)
                                           -------------------------------
Options outstanding at
  December 31, 2003 ................               880             $8,580
                                           -------------------------------



6. FORWARD EXCHANGE CONTRACTS

At December 31, 2003, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

                                                              IN              SETTLEMENT         UNREALIZED
  CONTRACTS TO BUY                                       EXCHANGE FOR            DATE           GAIN (LOSS)
     750,000   British Pounds................     U.S.   $  1,321,613           1/28/04     U.S. $   18,074
   8,800,000   European Unit.................              10,282,409           1/28/04             808,611
   2,500,000   British Pounds................               4,436,550           2/05/04              26,673
   9,800,000   European Unit.................              12,312,181           2/05/04              36,817
   1,403,273   Swiss Franc...................               1,050,000           2/17/04              86,023
   3,683,500   European Unit.................               4,329,254           3/11/04             307,822
 110,936,858   Swedish Krona.................              15,182,885           3/23/04             174,511
   8,862,735   European Unit.................              10,866,777           3/25/04             286,064
     771,091   European Unit.................                 931,633           4/28/04              37,859
                                                         ------------                            ----------
                                                  U.S.   $ 60,713,302                             1,782,454
                                                         ------------                            ----------
    Unrealized gain on forward exchange contracts .....................................     U.S. $1,782,454
                                                                                                 ----------






36 | Annual Report

Mutual European Fund

6. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                              IN              SETTLEMENT        UNREALIZED
  CONTRACTS TO SELL                                      EXCHANGE FOR            DATE          GAIN (LOSS)

   5,217,294   British Pounds................     U.S.   $  9,255,480           1/06/04 U.S. $    (79,921)
  18,225,000   European Unit.................              22,708,350           1/06/04          (275,850)
  14,677,582   British Pounds................              25,528,349           1/12/04          (722,215)
  15,400,000   British Pounds................              26,033,145           1/20/04        (1,492,251)
   3,309,313   Canadian Dollars..............               2,386,549           1/21/04          (171,835)
  19,935,225   British Pounds................              33,672,961           1/28/04        (1,936,295)
  11,542,957   European Unit.................              13,551,432           1/28/04          (996,656)
  22,742,300   British Pounds................              39,459,498           2/11/04        (1,120,447)
  18,778,376   Swiss Franc...................              13,666,473           2/17/04        (1,535,613)
  32,828,580   European Unit.................              36,283,366           2/23/04        (5,062,869)
   6,500,000   British Pounds................              10,954,450           2/27/04          (629,635)
  36,250,000   European Unit.................              41,458,750           3/11/04        (4,175,567)
 181,587,670   Danish Krone..................              29,908,437           3/17/04          (784,166)
 218,673,361   Swedish Krona.................              27,065,210           3/23/04        (3,206,425)
  32,333,896   European Unit.................              36,873,141           3/25/04        (3,815,742)
 322,838,761   Norwegian Krona...............              45,362,486           4/15/04        (3,001,487)
  54,241,647   European Unit.................              62,941,552           4/22/04        (5,266,763)
  31,050,000   European Unit.................              36,543,033           4/28/04        (2,496,068)
                                                         -------------                       ------------
                                                  U.S.   $513,652,662                         (36,769,805)
                                                         -------------                       ------------
     Unrealized loss on forward exchange contracts ..............................             (36,769,805)
                                                                                             ------------
        Net unrealized loss on forward exchange contracts .......................       U.S. $(34,987,351)
                                                                                             ------------

7. RESTRICTED SECURITIES

At December 31, 2003, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2003, the fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:

                                                               ACQUISITION
  SHARES       ISSUER                                              DATE       COST          VALUE

   15,551      AboveNet Inc............................         11/25/03  $   465,819    $   465,819
  298,059      NTL Inc.................................          1/08/03   15,345,819     19,750,134
   16,080      Olympus Re Holdings Ltd.................         12/19/01    1,608,000      2,543,374
    2,966      PG & E Corp., wts. 9/02/06..............         10/29/02           --         74,103
   42,252      Security Capital European Realty........          4/08/98      959,917        314,777
   20,972      White Mountains Insurance Group Inc.....         10/22/02    6,186,740      9,163,768
                                                                                         ------------
 TOTAL RESTRICTED SECURITIES (2.88% OF NET ASSETS)...................................    $32,311,975
                                                                                         ------------




                                                              Annual Report | 37

Mutual European Fund

8. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and other funds, have been named in shareholder class actions related to the matter described above. The Fund's management believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. It is anticipated that the Fund may be named in additional similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund's adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.



38 | Annual Report

Mutual European Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF MUTUAL EUROPEAN FUND


We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Mutual European Fund (one of the portfolios constituting the Franklin Mutual Series Fund Inc. [the Fund]) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual European Fund of the Franklin Mutual Series Fund Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                            /S/ERNST & YOUNG LLP





Boston, Massachusetts
February 4, 2004








                                                              Annual Report | 39

Mutual European Fund

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to maximum of $19,812,832 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2003. In January 2004, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2003. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates .33% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2003.

At December 31, 2003, more than 50% of the Mutual European Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below the Fund hereby designate to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on December 18, 2003, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of Foreign Tax Paid, Foreign Source Income, Foreign Qualified Dividends and Adjusted Foreign Source Income as designated by the Fund, to Class Z, Class A, Class B, and Class C shareholders of record. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.

                                                                           CLASS Z
                                                                                                      ADJUSTED
                                               FOREIGN TAX       FOREIGN           FOREIGN             FOREIGN
                                                  PAID        SOURCE INCOME   QUALIFIED DIVIDENDS   SOURCE INCOME
  COUNTRY                                       PER SHARE       PER SHARE         PER SHARE           PER SHARE

  Belgium....................................     0.0014         0.0098            0.0076               0.0055
  Canada.....................................     0.0001         0.0018            0.0006               0.0015
  Denmark....................................     0.0006         0.0070            0.0030               0.0053
  Finland....................................     0.0029         0.0279            0.0159               0.0188
  France.....................................     0.0032         0.0260            0.0187               0.0153
  Germany....................................     0.0001         0.0248            0.0004               0.0246
  Greece.....................................     0.0000         0.0006            0.0006               0.0003
  Ireland....................................     0.0000         0.0221            0.0220               0.0095
  Italy......................................     0.0015         0.0104            0.0080               0.0058
  Luxembourg.................................     0.0002         0.0013            0.0013               0.0006
  Netherlands................................     0.0096         0.0560            0.0419               0.0321
  Norway.....................................     0.0112         0.0300            0.0262               0.0150
  Spain......................................     0.0022         0.0202            0.0121               0.0133
  Sweden.....................................     0.0001         0.0105            0.0005               0.0102
  Switzerland................................     0.0021         0.0130            0.0130               0.0056
  United Kingdom.............................     0.0079         0.0952            0.0619               0.0598
                                                 ------------------------------------------------------------------
  TOTAL......................................    $0.0431        $0.3566           $0.2337              $0.2232
                                                 ------------------------------------------------------------------

40 | Annual Report

Mutual European Fund



                                                                           CLASS A
                                                                                                      ADJUSTED
                                               FOREIGN TAX       FOREIGN           FOREIGN             FOREIGN
                                                  PAID        SOURCE INCOME   QUALIFIED DIVIDENDS   SOURCE INCOME
  COUNTRY                                       PER SHARE       PER SHARE         PER SHARE           PER SHARE

  Belgium....................................     0.0014          0.0088            0.0068              0.0049
  Canada.....................................     0.0001          0.0016            0.0005              0.0013
  Denmark....................................     0.0006          0.0063            0.0027              0.0048
  Finland....................................     0.0029          0.0251            0.0143              0.0169
  France.....................................     0.0032          0.0234            0.0168              0.0138
  Germany....................................     0.0001          0.0223            0.0004              0.0221
  Greece.....................................     0.0000          0.0005            0.0005              0.0002
  Ireland....................................     0.0000          0.0199            0.0198              0.0086
  Italy......................................     0.0015          0.0093            0.0071              0.0052
  Luxembourg.................................     0.0002          0.0011            0.0011              0.0005
  Netherlands................................     0.0096          0.0503            0.0376              0.0288
  Norway.....................................     0.0112          0.0270            0.0236              0.0135
  Spain......................................     0.0022          0.0182            0.0109              0.0120
  Sweden.....................................     0.0001          0.0094            0.0005              0.0091
  Switzerland................................     0.0021          0.0117            0.0117              0.0050
  United Kingdom.............................     0.0079          0.0856            0.0556              0.0538
                                                 ------------------------------------------------------------------
  TOTAL......................................    $0.0431         $0.3205           $0.2099             $0.2005
                                                 ------------------------------------------------------------------


                                                                           CLASS B
                                               FOREIGN TAX       FOREIGN           FOREIGN             FOREIGN
                                                  PAID        SOURCE INCOME   QUALIFIED DIVIDENDS   SOURCE INCOME
  COUNTRY                                       PER SHARE       PER SHARE         PER SHARE           PER SHARE
  Belgium....................................     0.0014         0.0072            0.0056               0.0040
  Canada.....................................     0.0001         0.0013            0.0004               0.0011
  Denmark....................................     0.0006         0.0051            0.0022               0.0038
  Finland....................................     0.0029         0.0204            0.0116               0.0138
  France.....................................     0.0032         0.0191            0.0137               0.0113
  Germany....................................     0.0001         0.0182            0.0003               0.0180
  Greece.....................................     0.0000         0.0004            0.0004               0.0002
  Ireland....................................     0.0000         0.0162            0.0161               0.0070
  Italy......................................     0.0015         0.0076            0.0058               0.0043
  Luxembourg.................................     0.0002         0.0009            0.0009               0.0004
  Netherlands................................     0.0096         0.0410            0.0307               0.0235
  Norway.....................................     0.0112         0.0220            0.0192               0.0110
  Spain......................................     0.0022         0.0148            0.0089               0.0097
  Sweden.....................................     0.0001         0.0077            0.0004               0.0075
  Switzerland................................     0.0021         0.0095            0.0095               0.0041
  United Kingdom.............................     0.0079         0.0698            0.0454               0.0439
                                                 ------------------------------------------------------------------
  TOTAL......................................    $0.0431        $0.2612           $0.1711              $0.1636
                                                 ------------------------------------------------------------------


                                                              Annual Report | 41

Mutual European Fund

                                                                           CLASS C
                                               FOREIGN TAX       FOREIGN           FOREIGN             FOREIGN
                                                  PAID        SOURCE INCOME   QUALIFIED DIVIDENDS   SOURCE INCOME
  COUNTRY                                       PER SHARE       PER SHARE         PER SHARE           PER SHARE

  Belgium....................................      0.0014         0.0070            0.0054               0.0039
  Canada.....................................      0.0001         0.0013            0.0004               0.0011
  Denmark....................................      0.0006         0.0050            0.0021               0.0038
  Finland....................................      0.0029         0.0199            0.0113               0.0134
  France.....................................      0.0032         0.0185            0.0133               0.0109
  Germany....................................      0.0001         0.0177            0.0003               0.0175
  Greece.....................................      0.0000         0.0004            0.0004               0.0002
  Ireland....................................      0.0000         0.0158            0.0157               0.0068
  Italy......................................      0.0015         0.0074            0.0057               0.0041
  Luxembourg.................................      0.0002         0.0009            0.0009               0.0004
  Netherlands................................      0.0096         0.0399            0.0298               0.0229
  Norway.....................................      0.0112         0.0214            0.0187               0.0107
  Spain......................................      0.0022         0.0144            0.0086               0.0095
  Sweden.....................................      0.0001         0.0075            0.0004               0.0073
  Switzerland................................      0.0021         0.0092            0.0092               0.0039
  United Kingdom.............................      0.0079         0.0678            0.0441               0.0426
                                                 ------------------------------------------------------------------
  TOTAL......................................     $0.0431        $0.2541           $0.1663              $0.1590
                                                 ------------------------------------------------------------------


Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.



42 | Annual Report

Mutual European Fund

In January 2004, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2003. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2003 individual income tax returns.

                                                              Annual Report | 43

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS





                                                                               NUMBER OF PORTFOLIOS IN
                                                         LENGTH OF             FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS                 POSITION          TIME SERVED           BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 EDWARD I. ALTMAN, PH.D. (62)          Director          Since 1987            7                        None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078


 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, NYU Salomon Center, Stern School of
 Business, New York University; editor and author of numerous financial publications; and financial consultant; and FORMERLY Vice
 Director, NYU Salomon Center, Stern School of Business, New York University.
------------------------------------------------------------------------------------------------------------------------------------
 ANN TORRE GRANT (45)                  Director          Since 1994            7                        Independent Director, SLM,
 51 John F. Kennedy Parkway                                                                             Corporation (Sallie Mae);
 Short Hills, NJ 07078                                                                                  and Allied Capital .
                                                                                                        Corporation (financial
                                                                                                        services)




 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
 Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until
 1995).
------------------------------------------------------------------------------------------------------------------------------------
 BURTON J. GREENWALD (74)              Director          Since 2002            12                       Director, Fiduciary Emerging
 51 John F. Kennedy Parkway                                                                             Markets Bond Fund PLC and
 Short Hills, NJ 07078                                                                                  Fiduciary International .
                                                                                                        Ireland Limited


 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Managing Director, B.J. Greenwald Associates, management consultants to the financial services industry.
------------------------------------------------------------------------------------------------------------------------------------
 BRUCE A. MACPHERSON (73)              Director          Since 1974            7                        None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078


 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers); and part owner McKinstry
 Inc., Chicopee, MA (manufacturer of electrical enclosures).
------------------------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS (74)                 Director          Since 1996            28                       None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer,
 Landmark Banking Corporation (1969-1978); Financial Vice President, Florida
 Power and Light (1965-1969); and Vice President, Federal Reserve Bank of
 Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------


44 |  Annual Report

                                                                               NUMBER OF PORTFOLIOS IN
                                                         LENGTH OF             FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS                 POSITION          TIME SERVED           BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 CHARLES RUBENS II (73)                Director          Since 1998            12                       None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Private investor.
------------------------------------------------------------------------------------------------------------------------------------
 LEONARD RUBIN (78)                    Director          Since 1996            12                       None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of the
 Board, Carolace Embroidery Co., Inc. (until 1996).
------------------------------------------------------------------------------------------------------------------------------------
 ROBERT E. WADE (57)                   Director          Since 1991            7                        Director, El Oro Mining and
 51 John F. Kennedy Parkway                                                                             Exploration Co., p.l.c.; and
 Short Hills, NJ 07078                                                                                  FORMERLY, Director, El Oro
                                                                                                        Mining and Exploration
                                                                                                        Company, p.l.c and The
                                                                                                        Exploration Company, p.l.c.,
                                                                                                        (until 2003).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------


 INTERESTED BOARD MEMBERS AND OFFICERS
                                                                               NUMBER OF PORTFOLIOS IN
                                                         LENGTH OF             FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS                 POSITION          TIME SERVED           BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **WILLIAM J. LIPPMAN (78)             Director          Since 1996            18                       None
 One Parker Plaza, 9th Floor
 Fort Lee, NJ 07024

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Private Client Group, Inc.; President, Franklin Advisory Services, LLC.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of seven of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **ANNE M. TATLOCK (64)                Director          Since 2002            7                        Director, Fortune Brands,
 600 Fifth Avenue, 7th Floor                                                                            Inc. (consumer products) and
 New York, NY 10020-2302                                                                                Merck & Co. Inc.
                                                                                                        (pharmaceuticals)

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman and Chief Executive Officer, Fiduciary Trust Company International;
 Vice Chairman, Member - Office of the Chairman and Director, Franklin
 Resources, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 45

                                                                               NUMBER OF PORTFOLIOS IN
                                                         LENGTH OF             FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS                 POSITION          TIME SERVED           BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**DAVID J. WINTERS (41)                Director,         Director since        7                        None
 51 John F. Kennedy Parkway            President,        2001, President
 Short Hills, NJ 07078-2702            Chairman of       since 1999,
                                       the Board and     Chairman of the
                                       Chief Executive   Board and Chief
                                       Officer -         Executive
                                       Investment        Officer - Investment
                                       Management        Management since
                                                         2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Chief Investment Officer, and Chief Executive Officer, Franklin Mutual Advisers, LLC., and of three of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (56)                 Senior Vice       Since 2002            Not Applicable           None
 500 East Broward Blvd.                President
 Suite 2100 Fort Lauderdale, FL        and Chief
 33394-3091                            Executive
                                       Officer -
                                       Finance and
                                       Administration

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (56)                    Vice President    Since 2000            Not Applicable           None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 President, Chief Executive Officer and Director, Property Resources Equity
 Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)                 Vice President    Since 2000            Not Applicable           None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
 Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
 Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
 Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
 and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
 Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
 (until 1979).
------------------------------------------------------------------------------------------------------------------------------------


46 |  Annual Report

                                                                               NUMBER OF PORTFOLIOS IN
                                                         LENGTH OF             FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS                 POSITION          TIME SERVED           BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (66)                Vice President    Since 2002            Not Applicable           Director, FTI Banque,
 600 Fifth Avenue                      - AML Compliance                                                 Arch Chemicals, Inc.
 Rockefeller Center                                                                                     and Lingnan Foundation.
 New York, NY 10048-0772

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company
 International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 KIMBERLEY H. MONASTERIO (40)          Treasurer and     Treasurer and         Not Applicable           None
 One Franklin Parkway                  Chief Financial   Chief Financial
 San Mateo, CA 94403-1906              Officer           Officer since 2003

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (66)                Vice President    Since 2000            Not Applicable           None
 One Franklin Parkway                  and Secretary
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
 Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**William J. Lippman is considered an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc. (Resources), which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Resources. David J. Winters is considered an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE GRANT, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 47

Mutual European Fund

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.







48 |  Annual Report

Literature Request

For a brochure and prospectus, which contains more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS



INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund


GLOBAL

Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund


GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1


VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 3
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 4
Mutual Shares Fund


BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 5


SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund


ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund


TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund


INCOME

Franklin Adjustable U.S. Government Securities Fund 6
Franklin's AGE High Income Fund
Franklin Federal Money Fund 6,7
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 4
Franklin Income Fund
Franklin Money Fund 6,7
Franklin Short-Intermediate U.S. Government Securities Fund 6
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio 6
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 6
Templeton Global Bond Fund


TAX-FREE INCOME 8

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 6,7


LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund


INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund


STATE-SPECIFIC 8

Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 11




1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2.The fund is only open to existing shareholders as well as select retirement plans.

3.Effective June 30, 2003, the fund reopened to all new investors.

4.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5.Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

6.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

7.No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

8.For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9.Portfolio of insured municipal securities.

10.These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and money market portfolios (CA and NY).

11.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.



11/03                   Not part of the annual report

[LOGO]
FRANKLIN[R] TEMPLETON[R]
INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


ANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL EUROPEAN FUND

CHAIRMAN OF THE BOARD,
PRESIDENT AND
CHIEF INVESTMENT OFFICER
David J. Winters

AUDITORS
Ernst & Young LLP
200 Clarendon Streeet
Boston, MA 02116

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual European Fund prospectus, which contains more complete information, including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



478 A2003 2/04

                                                               DECEMBER 31, 2003
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                  ANNUAL REPORT AND SHAREHOLDER LETTER | SECTOR
--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                        MUTUAL                         FASTER VIA EMAIL?
                FINANCIAL SERVICES FUND                ELIGIBLE SHAREHOLDERS CAN
                                                       SIGN UP FOR EDELIVERY AT
                                                       FRANKLINTEMPLETON.COM.
                                                       SEE INSIDE FOR DETAILS.
--------------------------------------------------------------------------------





                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS
                      Franklin o Templeton o MUTUAL SERIES

Thank You For Your
Continued Participation

At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.


SPECIALIZED EXPERTISE

Mutual Series is part of Franklin Templeton Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.


TRUE DIVERSIFICATION

Because these management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why the funds can be used to build truly diversified portfolios covering every major asset class.


RELIABILITY YOU CAN TRUST

Franklin Templeton Investments seeks to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.







-------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
-------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Not part of the annual report

Contents


SHAREHOLDER LETTER ................................   1

ANNUAL REPORT
Mutual Financial Services Fund ....................   5

Performance Summary ...............................  10

Financial Highlights and
Statement of Investments ..........................  15

Financial Statements ..............................  23

Notes to Financial Statements .....................  27

Independent Auditors' Report ......................  36

Tax Designation ...................................  37

Board Members and Officers ........................  38

Proxy Voting Policies and Procedures ..............  42


--------------------------------------------------------------------------------


Regulatory Update
AS OF FEBRUARY 12, 2004

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Company, in addition to other entities within Franklin Templeton Investments, including the Fund and other funds, has been named in shareholder class actions related to the matter described above. The Company believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. It is anticipated that the Company may be named in additional similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund's adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If it is found that the Company bears responsibility for any unlawful or improper conduct, we have committed to making the funds or their shareholders whole, as appropriate. Any further updates on these matters will be disclosed on the Company's website at franklintempleton.com under "Statement on Current Industry Issues."



4 |  Not part of the annual report

Annual Report


Mutual Financial Services Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in common and preferred stocks, bonds and convertible securities issued by companies in the financial services industry. The Fund normally will have at least 80% of its assets invested in securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, sub-prime lending institutions, investment advisors and insurance companies.

We are pleased to bring you Mutual Financial Services Fund's annual report for the fiscal year ended December 31, 2003.

PERFORMANCE OVERVIEW

Mutual Financial Services Fund - Class Z posted a 30.23% cumulative total return for the 12 months ended December 31, 2003, as shown in the Performance Summary beginning on page 10. Compared with its benchmarks over the same period, the Fund outperformed the Standard & Poor's 500 Composite Index's (S&P 500's) 28.67% return but slightly underperformed the S&P 500 Financial Index's 31.03% return. 1


ECONOMIC AND MARKET OVERVIEW

Early in 2003, economic uncertainty and geopolitical events pushed U.S. interest rates to their lowest level in more than four decades. The U.S. government passed fiscal stimulus, approving another round of tax cuts and rebates that included dividend and capital gains tax reductions. In June, an accommodative Federal Reserve Board, in an attempt to bolster the economy, cut the federal funds target rate to 1.00%.

During the year, the U.S. trade deficit increased significantly, contributing to the U.S. dollar's fall to record lows against the euro and other major currencies.

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Financials Index is market value-weighted and includes all the financial stocks in the S&P 500. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.



                                                               Annual Report | 5

However, the weak dollar provided a boost to the U.S. economy and corporate profits as exports became cheaper for foreign buyers. Robust consumer spending, especially for autos and homes, and strong business spending, particularly for equipment and software, contributed to the accelerated economic activity. In addition, U.S. federal spending stayed firm and inflation remained benign. U.S. gross domestic product (GDP) grew an annualized 8.2% in third quarter 2003, its strongest pace in nearly 20 years, and total 2003 GDP grew an estimated 3.1%. As perception of economic data turned positive, interest rates rose from their lows, and the 10-year Treasury note's yield ended the period at 4.27%.

An equity market rally started in late March 2003 and continued through the end of the year. The rebound began with investors anticipating global economic recovery in the second half of 2003, and it continued as data suggested robust economic growth. Improved sentiment led many investors to rotate into economically sensitive and financially leveraged companies, specifically cyclical, technology, small-capitalization and emerging market stocks, which had generally performed poorly in recent years. Consequently, domestic and foreign equity markets generally performed well.

Within the financial services sector, stocks generally fared well during 2003. Insurers experienced positive pricing dynamics, and equity and debt market improvements drove positive investment portfolio performance. Consumer lenders, such as mortgage finance companies, benefited from exceptionally low mortgage rates, which drove record volumes, and a steep yield curve, which provided above-average profitability. Many banks and savings and loan companies benefited from these same trends as well as strong deposit flows and decreasing credit defaults. Lastly, capital markets firms generally performed well, driven by strong fixed income markets and anticipation of an equity market resurgence in late 2003 and into 2004.

INVESTMENT STRATEGY

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, three-pronged investment style, which includes investments in undervalued common stocks, distressed debt and risk arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to establish each investment's intrinsic value as well as the price at which we would be willing to




PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 12/31/03

[BAR CHART OMITTED]
Commercial Banks               29.2%
Insurance                      22.5%
Thrifts & Mortgage Finance     16.9%
Real Estate                     9.4%
Diversified Financial Services  7.5%
Consumer Finance                1.5%
Commercial Services & Supplies  1.1%
Corporate Bonds                 2.5%
Government Agencies             7.6%
Other Net Assets                1.8%

6 |  Annual Report

TOP 10 HOLDINGS
12/31/03

-----------------------------------------------------------
  COMPANY                                       % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY                      NET ASSETS
-----------------------------------------------------------
  Sovereign Bancorp Inc.                              3.8%
   THRIFTS & MORTGAGE FINANCE, U.S.
-----------------------------------------------------------
  White Mountains Insurance Group Inc.,
  common & restricted                                 3.0%
   INSURANCE, U.S.
-----------------------------------------------------------
  DNB NOR ASA                                         2.6%
   COMMERCIAL BANKS, NORWAY
-----------------------------------------------------------
  iStar Financial Inc., common & preferred            2.6%
   REAL ESTATE, U.S.
-----------------------------------------------------------
  Saxon Capital Inc.                                  2.5%
   THRIFTS & MORTGAGE FINANCE, U.S.
-----------------------------------------------------------
  Allied Irish Banks PLC                              2.1%
   COMMERCIAL BANKS, IRISH REPUBLIC
-----------------------------------------------------------
  First Community Bancorp                             2.1%
   COMMERCIAL BANKS, U.S.
-----------------------------------------------------------
  Euronext                                            2.0%
   DIVERSIFIED FINANCIAL SERVICES,
   NETHERLANDS
-----------------------------------------------------------
  Danske Bank                                         1.8%
   COMMERCIAL BANKS, DENMARK
-----------------------------------------------------------
  Freddie Mac                                         1.7%
   THRIFTS & MORTGAGE FINANCE, U.S.
-----------------------------------------------------------

commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to successful investing is as much about assessing risk and containing losses as it is about achieving profits.


MANAGER'S DISCUSSION

A discussion of some of our successful and disappointing investments during the year under review provides some interesting insight into our investment process. The Fund's top performing positions in 2003 were Sovereign Bancorp, Saxon Capital and White Mountains Insurance Group.

The decline in Sovereign Bancorp's share price after the acquisition of its New England franchise in 1999 created an opportunity for patient investors. By utilizing our research process and understanding the company's goals, we sought to capitalize on the creation of one of the premier banking franchises in the northeast U.S. Sovereign's evolution to a full-service regional bank continued during 2003, and many now regard the company as a prime acquisition candidate.

The Fund's investment in Saxon Capital highlights the flexibility of our approach. Our ability to participate in Saxon's early financing through a private placement in 2001 established our investment at a valuation substantially below our estimate of the firm's intrinsic value. Since that initial investment, Saxon transitioned to public ownership and became a national non-conforming residential mortgage lender. In 2003, Saxon improved its competitive position and benefited from a buoyant refinancing market.

Our investment in White Mountains reflects our focus on companies with strong or improving fundamentals, attractive valuations and management teams who think like owners. During 2003, the company benefited from strong price increases for primary and reinsurance risks, disciplined underwriting and solid returns from its investment portfolio. While many companies within the property and casualty insurance industry struggled with eroding capital from past underwriting mistakes, White Mountains utilized its much-improved balance sheet and industry knowledge to acquire undervalued or capital-constrained insurance companies and to increase exposure to its most attractive lines of businesses.

                                                               Annual Report | 7

Primarily as a result of these actions, the company continued to improve profitability and enjoyed a 13% increase in its book value during 2003.

Two other notable investment successes during the period included Hudson
City Bancorp and Meadowbrook Insurance Group. Our ability to understand complex business structures, such as Hudson City Bancorp's mutual holding company corporate structure, enabled the Fund to capitalize on one of the thrift industry's most profitable and growing businesses at a discounted valuation. Following our initial investment in 2002, Meadowbrook Insurance announced an unexpected charge, creating a substantial price decline in its shares. We relied on our in-depth analysis of the company's financial position and more than doubled our ownership during 2003's first half, enabling the Fund to benefit from share revaluation later in the year.

As in the past, not all of our investments lived up to our expectations. Believing that Muenchener Rueckversicherungs-Gesellschaft (Munich Re) would be a primary beneficiary of the positive pricing trend for reinsurance risks, we purchased shares of the Germany-based company in late 2001. At that time, we believed that Munich Re's operational elements would drive stock price performance. However, macroeconomic factors tied to equity markets and the company's German holdings prevailed, resulting in a loss of value and we sold the stock by year-end. The Fund's Union Acceptance investment also disappointed. Following the company's reorganization in 2002, which resulted in a substantial loss for the Fund, the company's prospects remained dim. Consistent with our strategy, we held this stock and as Union Acceptance's reorganization process moves forward, we hope to recognize some recovery during the next several years. Lastly, after participating in an early stage financing for Luminent Mortgage Capital, a residential mortgage REIT, our investment declined as late summer bond market volatility resulted in adverse operating conditions for the company. However, our decision to participate in the company's recent initial public offering reflects our belief in Luminent's future prospects.

Effective December 2003, Jeff Diamond, portfolio manager of Mutual Financial Services Fund since 1998, resigned to pursue other career opportunities. Your Fund will continue to be managed by Todd Jonasz, who has been promoted to co-portfolio manager and has been involved in management of Mutual Financial Services Fund since January 2003. In addition, John Wimsatt has been promoted to co-portfolio manager for the Fund. Mr. Wimsatt's biography is below.


8 |  Annual Report

Thank you for your continued participation in Mutual Financial Services Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]
/S/Todd J. Jonasz
Todd J. Jonasz

[PHOTO OMITTED]
/S/John B. Wimsatt
John B. Wimsatt

Co-Portfolio Managers
Mutual Financial Services Fund



THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



--------------------------------------------------------------------------------
JOHN WIMSATT is a co-manager of Mutual Financial Services Fund. Mr. Wimsatt's primary responsibilities include analyzing financial services companies. Prior to joining Franklin Mutual Advisers in 2001, Mr. Wimsatt was a managing director in the research department at Friedman, Billings, Ramsey Group in Virginia. He also served as an assistant portfolio manager and analyst for an internal hedge fund covering financial services and other sectors. Mr. Wimsatt has nine years of experience as an analyst of the financial services sector. Annual Report | 9
--------------------------------------------------------------------------------

Performance Summary as of 12/31/03

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION
----------------------------------------------------------------------------------------------------------
  CLASS Z                                                       CHANGE         12/31/03          12/31/02
----------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                         +$4.13           $20.05            $15.92
----------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
----------------------------------------------------------------------------------------------------------
  Dividend Income                           $0.2366
----------------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                    $0.4295
----------------------------------------------------------------------------------------------------------
  Total                                     $0.6661
----------------------------------------------------------------------------------------------------------
  CLASS A                                                       CHANGE         12/31/03          12/31/02
----------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                         +$4.13           $20.08            $15.95
----------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
----------------------------------------------------------------------------------------------------------
  Dividend Income                           $0.1779
----------------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                    $0.4295
----------------------------------------------------------------------------------------------------------
     Total                                  $0.6074
----------------------------------------------------------------------------------------------------------
  CLASS B                                                       CHANGE         12/31/03          12/31/02
----------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                         +$4.02           $19.75            $15.73
----------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
----------------------------------------------------------------------------------------------------------
  Dividend Income                           $0.0820
----------------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                    $0.4295
----------------------------------------------------------------------------------------------------------
     Total                                  $0.5115
----------------------------------------------------------------------------------------------------------
  CLASS C                                                       CHANGE         12/31/03          12/31/02
----------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                         +$4.09           $20.01            $15.92
----------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/03-12/31/03)
----------------------------------------------------------------------------------------------------------
  Dividend Income                           $0.0664
----------------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                    $0.4295
----------------------------------------------------------------------------------------------------------
     Total                                  $0.4959
----------------------------------------------------------------------------------------------------------

MUTUAL FINANCIAL SERVICES FUND PAID DISTRIBUTIONS DERIVED FROM LONG-TERM CAPITAL GAINS OF 42.95 CENTS ($0.4295) PER SHARE IN DECEMBER 2003. THE FUND HEREBY DESIGNATES SUCH DISTRIBUTIONS AS CAPITAL GAIN DIVIDENDS PER INTERNAL REVENUE CODE SECTION 852 (B)(3).



10 |  Past performance does not guarantee future results.  |  Annual Report

PERFORMANCE 1
----------------------------------------------------------------------------------------
  CLASS Z                               1-YEAR          5-YEAR       INCEPTION (8/19/97)
----------------------------------------------------------------------------------------
  Cumulative Total Return 2             30.23%         102.04%                168.32%
----------------------------------------------------------------------------------------
  Average Annual Total Return 3         30.23%          15.10%                 16.77%
----------------------------------------------------------------------------------------
  Value of $10,000 Investment 4        $13,023         $20,204                $26,832
----------------------------------------------------------------------------------------
  CLASS A                               1-YEAR          5-YEAR       INCEPTION (8/19/97)
----------------------------------------------------------------------------------------
  Cumulative Total Return 2             29.79%          98.67%                162.99%
----------------------------------------------------------------------------------------
  Average Annual Total Return 3         22.35%          13.36%                 15.32%
----------------------------------------------------------------------------------------
  Value of $10,000 Investment 4        $12,235         $18,718                $24,787
----------------------------------------------------------------------------------------
  CLASS B                               1-YEAR          5-YEAR        INCEPTION (1/1/99)
----------------------------------------------------------------------------------------
Cumulative Total Return 2               28.88%          92.25%                 92.25%
----------------------------------------------------------------------------------------
  Average Annual Total Return 3         24.88%          13.73%                 13.73%
----------------------------------------------------------------------------------------
  Value of $10,000 Investment 4        $12,488         $19,025                $19,025
----------------------------------------------------------------------------------------
  CLASS C                               1-YEAR          5-YEAR       INCEPTION (8/19/97)
----------------------------------------------------------------------------------------
  Cumulative Total Return 2             28.87%          92.32%                152.40%
----------------------------------------------------------------------------------------
  Average Annual Total Return 3         26.60%          13.74%                 15.47%
----------------------------------------------------------------------------------------
  Value of $10,000 Investment 4        $12,660         $19,039                $24,990
----------------------------------------------------------------------------------------

ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT
FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.



        Annual Report | Past performance does not guarantee future results. | 11

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS Z                    12/31/03
--------------------------------------
  1-Year                       30.23%
--------------------------------------
  5-Year                       15.10%
--------------------------------------
  Since Inception (8/19/97)    16.77%
--------------------------------------

CLASS Z (8/19/97-12/31/03)

[graphic omitted]
edgar representation of data points used in  printed graphic as follows:

                  Mutual Financial     S&P          S&P 500
                   Services Fund       500 5   Financials Index 5
Date
8/19/97               $10,000        $10,000       $10,000
8/31/97               $10,080         $9,783        $9,711
9/30/97               $11,270        $10,319       $10,495
10/31/97              $11,590         $9,975       $10,277
11/30/97              $11,770        $10,436       $10,683
12/31/97              $12,402        $10,615       $11,219
1/31/98               $12,523        $10,732       $10,899
2/28/98               $13,756        $11,506       $11,924
3/31/98               $14,553        $12,095       $12,604
4/30/98               $14,937        $12,216       $12,812
5/31/98               $14,614        $12,007       $12,504
6/30/98               $14,442        $12,494       $13,028
7/31/98               $14,398        $12,361       $13,030
8/31/98               $11,634        $10,576       $10,025
9/30/98               $11,879        $11,253       $10,227
10/31/98              $12,399        $12,168       $11,467
11/30/98              $12,950        $12,905       $12,249
12/31/98              $13,281        $13,648       $12,501
1/31/99               $13,239        $14,219       $12,766
2/28/99               $12,971        $13,777       $12,937
3/31/99               $13,291        $14,328       $13,432
4/30/99               $14,138        $14,883       $14,342
5/31/99               $14,313        $14,532       $13,546
6/30/99               $14,965        $15,338       $14,106
7/31/99               $14,809        $14,860       $13,230
8/31/99               $14,114        $14,786       $12,622
9/30/99               $13,937        $14,381       $11,966
10/31/99              $14,954        $15,291       $13,963
11/30/99              $14,643        $15,602       $13,278
12/31/99              $13,904        $16,520       $13,016
1/31/00               $13,041        $15,690       $12,604
2/29/00               $11,955        $15,393       $11,239
3/31/00               $13,659        $16,898       $13,325
4/30/00               $13,553        $16,390       $12,905
5/31/00               $14,416        $16,055       $13,771
6/30/00               $14,051        $16,451       $12,936
7/31/00               $14,956        $16,194       $14,273
8/31/00               $16,100        $17,199       $15,643
9/30/00               $17,179        $16,291       $16,015
10/31/00              $17,038        $16,222       $15,945
11/30/00              $16,536        $14,944       $15,005
12/31/00              $18,394        $15,017       $16,360
1/31/01               $18,631        $15,550       $16,315
2/28/01               $18,687        $14,133       $15,244
3/31/01               $18,811        $13,238       $14,784
4/30/01               $19,600        $14,266       $15,335
5/31/01               $20,457        $14,362       $15,953
6/30/01               $20,981        $14,012       $15,947
7/31/01               $21,245        $13,874       $15,689
8/31/01               $21,085        $13,007       $14,733
9/30/01               $19,419        $11,956       $13,863
10/31/01              $19,224        $12,184       $13,606
11/30/01              $20,062        $13,119       $14,577
12/31/01              $20,660        $13,234       $14,896
1/31/02               $21,057        $13,041       $14,663
2/28/02               $21,193        $12,789       $14,450
3/31/02               $22,410        $13,270       $15,411
4/30/02               $23,081        $12,466       $15,000
5/31/02               $23,254        $12,375       $14,975
6/30/02               $22,378        $11,493       $14,264
7/31/02               $21,273        $10,598       $13,133
8/31/02               $21,705        $10,667       $13,401
9/30/02               $19,940         $9,509       $11,834
10/31/02              $20,473        $10,345       $12,905
11/30/02              $20,676        $10,953       $13,435
12/31/02              $20,604        $10,310       $12,715
1/31/03               $20,371        $10,041       $12,503
2/28/03               $19,944         $9,890       $12,113
3/31/03               $20,125         $9,985       $12,065
4/30/03               $21,510        $10,808       $13,543
5/31/03               $22,727        $11,376       $14,259
6/30/03               $22,805        $11,522       $14,295
7/31/03               $23,505        $11,725       $14,951
8/31/03               $23,907        $11,953       $14,800
9/30/03               $23,855        $11,827       $14,899
10/31/03              $25,281        $12,495       $15,925
11/30/03              $25,800        $12,605       $15,881
12/31/03              $26,832        $13,266       $16,661

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS A                    12/31/03
--------------------------------------
  1-Year                       22.35%
--------------------------------------
  5-Year                       13.36%
--------------------------------------
  Since Inception (8/19/97)    15.32%
--------------------------------------



CLASS A (8/19/97-12/31/03)

[graphic omitted]
edgar representation of data points used in  printed graphic as follows:

                  Mutual Financial     S&P          S&P 500
                   Services Fund       500 5   Financials Index 5
Date
8/19/97                $9,425        $10,000       $10,000
8/31/97                $9,500         $9,783        $9,711
9/30/97               $10,622        $10,319       $10,495
10/31/97              $10,924         $9,975       $10,277
11/30/97              $11,093        $10,436       $10,683
12/31/97              $11,681        $10,615       $11,219
1/31/98               $11,795        $10,732       $10,899
2/28/98               $12,955        $11,506       $11,924
3/31/98               $13,716        $12,095       $12,604
4/30/98               $14,068        $12,216       $12,812
5/31/98               $13,764        $12,007       $12,504
6/30/98               $13,593        $12,494       $13,028
7/31/98               $13,554        $12,361       $13,030
8/31/98               $10,953        $10,576       $10,025
9/30/98               $11,173        $11,253       $10,227
10/31/98              $11,653        $12,168       $11,467
11/30/98              $12,172        $12,905       $12,249
12/31/98              $12,476        $13,648       $12,501
1/31/99               $12,437        $14,219       $12,766
2/28/99               $12,185        $13,777       $12,937
3/31/99               $12,476        $14,328       $13,432
4/30/99               $13,271        $14,883       $14,342
5/31/99               $13,436        $14,532       $13,546
6/30/99               $14,035        $15,338       $14,106
7/31/99               $13,889        $14,860       $13,230
8/31/99               $13,236        $14,786       $12,622
9/30/99               $13,061        $14,381       $11,966
10/31/99              $14,005        $15,291       $13,963
11/30/99              $13,713        $15,602       $13,278
12/31/99              $13,019        $16,520       $13,016
1/31/00               $12,212        $15,690       $12,604
2/29/00               $11,186        $15,393       $11,239
3/31/00               $12,780        $16,898       $13,325
4/30/00               $12,681        $16,390       $12,905
5/31/00               $13,478        $16,055       $13,771
6/30/00               $13,135        $16,451       $12,936
7/31/00               $13,981        $16,194       $14,273
8/31/00               $15,040        $17,199       $15,643
9/30/00               $16,037        $16,291       $16,015
10/31/00              $15,905        $16,222       $15,945
11/30/00              $15,426        $14,944       $15,005
12/31/00              $17,172        $15,017       $16,360
1/31/01               $17,382        $15,550       $16,315
2/28/01               $17,424        $14,133       $15,244
3/31/01               $17,540        $13,238       $14,784
4/30/01               $18,264        $14,266       $15,335
5/31/01               $19,062        $14,362       $15,953
6/30/01               $19,535        $14,012       $15,947
7/31/01               $19,781        $13,874       $15,689
8/31/01               $19,621        $13,007       $14,733
9/30/01               $18,069        $11,956       $13,863
10/31/01              $17,888        $12,184       $13,606
11/30/01              $18,658        $13,119       $14,577
12/31/01              $19,206        $13,234       $14,896
1/31/02               $19,575        $13,041       $14,663
2/28/02               $19,702        $12,789       $14,450
3/31/02               $20,820        $13,270       $15,411
4/30/02               $21,431        $12,466       $15,000
5/31/02               $21,593        $12,375       $14,975
6/30/02               $20,774        $11,493       $14,264
7/31/02               $19,748        $10,598       $13,133
8/31/02               $20,137        $10,667       $13,401
9/30/02               $18,499         $9,509       $11,834
10/31/02              $18,982        $10,345       $12,905
11/30/02              $19,171        $10,953       $13,435
12/31/02              $19,097        $10,310       $12,715
1/31/03               $18,870        $10,041       $12,503
2/28/03               $18,475         $9,890       $12,113
3/31/03               $18,630         $9,985       $12,065
4/30/03               $19,911        $10,808       $13,543
5/31/03               $21,025        $11,376       $14,259
6/30/03               $21,104        $11,522       $14,295
7/31/03               $21,739        $11,725       $14,951
8/31/03               $22,111        $11,953       $14,800
9/30/03               $22,051        $11,827       $14,899
10/31/03              $23,358        $12,495       $15,925
11/30/03              $23,826        $12,605       $15,881
12/31/03              $24,787        $13,266       $16,661



12 |  Past performance does not guarantee future results.  |  Annual Report

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  CLASS B                    12/31/03
--------------------------------------
  1-Year                       24.88%
--------------------------------------
  5-Year                       13.73%
--------------------------------------
  Since Inception (1/1/99)     13.73%
--------------------------------------


CLASS B (1/1/99-12/31/03)

[graphic omitted]
edgar representation of data points used in  printed graphic as follows:

                  Mutual Financial     S&P          S&P 500
                   Services Fund       500 5   Financials Index 5
Date
1/1/99                $10,000        $10,000       $10,000
1/31/99                $9,961        $10,418       $10,212
2/28/99                $9,759        $10,094       $10,349
3/31/99                $9,984        $10,498       $10,745
4/30/99               $10,614        $10,905       $11,473
5/31/99               $10,738        $10,647       $10,836
6/30/99               $11,215        $11,238       $11,285
7/31/99               $11,090        $10,887       $10,583
8/31/99               $10,559        $10,834       $10,097
9/30/99               $10,419        $10,537        $9,573
10/31/99              $11,168        $11,203       $11,170
11/30/99              $10,926        $11,431       $10,622
12/31/99              $10,369        $12,104       $10,412
1/31/00                $9,722        $11,496       $10,082
2/29/00                $8,901        $11,279        $8,991
3/31/00               $10,161        $12,381       $10,659
4/30/00               $10,073        $12,009       $10,324
5/31/00               $10,711        $11,763       $11,016
6/30/00               $10,424        $12,053       $10,348
7/31/00               $11,092        $11,865       $11,417
8/31/00               $11,924        $12,601       $12,514
9/30/00               $12,714        $11,936       $12,811
10/31/00              $12,600        $11,886       $12,755
11/30/00              $12,217        $10,949       $12,003
12/31/00              $13,583        $11,003       $13,088
1/31/01               $13,751        $11,393       $13,052
2/28/01               $13,776        $10,355       $12,194
3/31/01               $13,851         $9,699       $11,827
4/30/01               $14,421        $10,453       $12,267
5/31/01               $15,041        $10,523       $12,762
6/30/01               $15,414        $10,267       $12,757
7/31/01               $15,593        $10,166       $12,550
8/31/01               $15,457         $9,530       $11,786
9/30/01               $14,228         $8,760       $11,090
10/31/01              $14,074         $8,927       $10,884
11/30/01              $14,672         $9,612       $11,661
12/31/01              $15,099         $9,696       $11,916
1/31/02               $15,384         $9,555       $11,730
2/28/02               $15,466         $9,371       $11,560
3/31/02               $16,346         $9,723       $12,328
4/30/02               $16,814         $9,134       $11,999
5/31/02               $16,924         $9,067       $11,979
6/30/02               $16,277         $8,421       $11,410
7/31/02               $15,461         $7,765       $10,506
8/31/02               $15,761         $7,816       $10,720
9/30/02               $14,467         $6,967        $9,467
10/31/02              $14,833         $7,580       $10,323
11/30/02              $14,974         $8,025       $10,748
12/31/02              $14,917         $7,554       $10,172
1/31/03               $14,727         $7,357       $10,002
2/28/03               $14,414         $7,246        $9,689
3/31/03               $14,528         $7,316        $9,652
4/30/03               $15,524         $7,919       $10,834
5/31/03               $16,377         $8,335       $11,407
6/30/03               $16,423         $8,442       $11,435
7/31/03               $16,916         $8,591       $11,960
8/31/03               $17,192         $8,758       $11,839
9/30/03               $17,135         $8,665       $11,918
10/31/03              $18,151         $9,155       $12,739
11/30/03              $18,502         $9,236       $12,704
12/31/03              $19,025         $9,720       $13,328


AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------
  CLASS C                        12/31/03
-----------------------------------------
  1-Year                           26.60%
-----------------------------------------
  5-Year                           13.74%
-----------------------------------------
  Since Inception (8/19/97)        15.47%
-----------------------------------------


CLASS C (8/19/97-12/31/03)
[graphic omitted]
edgar representation of data points used in  printed graphic as follows:

                  Mutual Financial       S&P          S&P 500
                   Services Fund        500 5    Financials Index 5
Date
8/19/97                $9,425          $10,000       $10,000
8/31/97                $9,500           $9,783        $9,711
9/30/97               $10,622          $10,319       $10,495
10/31/97              $10,924           $9,975       $10,277
11/30/97              $11,093          $10,436       $10,683
12/31/97              $11,681          $10,615       $11,219
1/31/98               $11,795          $10,732       $10,899
2/28/98               $12,955          $11,506       $11,924
3/31/98               $13,716          $12,095       $12,604
4/30/98               $14,068          $12,216       $12,812
5/31/98               $13,764          $12,007       $12,504
6/30/98               $13,593          $12,494       $13,028
7/31/98               $13,554          $12,361       $13,030
8/31/98               $10,953          $10,576       $10,025
9/30/98               $11,173          $11,253       $10,227
10/31/98              $11,653          $12,168       $11,467
11/30/98              $12,172          $12,905       $12,249
12/31/98              $12,476          $13,648       $12,501
1/31/99               $12,437          $14,219       $12,766
2/28/99               $12,185          $13,777       $12,937
3/31/99               $12,476          $14,328       $13,432
4/30/99               $13,271          $14,883       $14,342
5/31/99               $13,436          $14,532       $13,546
6/30/99               $14,035          $15,338       $14,106
7/31/99               $13,889          $14,860       $13,230
8/31/99               $13,236          $14,786       $12,622
9/30/99               $13,061          $14,381       $11,966
10/31/99              $14,005          $15,291       $13,963
11/30/99              $13,713          $15,602       $13,278
12/31/99              $13,019          $16,520       $13,016
1/31/00               $12,212          $15,690       $12,604
2/29/00               $11,186          $15,393       $11,239
3/31/00               $12,780          $16,898       $13,325
4/30/00               $12,681          $16,390       $12,905
5/31/00               $13,478          $16,055       $13,771
6/30/00               $13,135          $16,451       $12,936
7/31/00               $13,981          $16,194       $14,273
8/31/00               $15,040          $17,199       $15,643
9/30/00               $16,037          $16,291       $16,015
10/31/00              $15,905          $16,222       $15,945
11/30/00              $15,426          $14,944       $15,005
12/31/00              $17,172          $15,017       $16,360
1/31/01               $17,382          $15,550       $16,315
2/28/01               $17,424          $14,133       $15,244
3/31/01               $17,540          $13,238       $14,784
4/30/01               $18,264          $14,266       $15,335
5/31/01               $19,062          $14,362       $15,953
6/30/01               $19,535          $14,012       $15,947
7/31/01               $19,781          $13,874       $15,689
8/31/01               $19,621          $13,007       $14,733
9/30/01               $18,069          $11,956       $13,863
10/31/01              $17,888          $12,184       $13,606
11/30/01              $18,658          $13,119       $14,577
12/31/01              $19,206          $13,234       $14,896
1/31/02               $19,575          $13,041       $14,663
2/28/02               $19,702          $12,789       $14,450
3/31/02               $20,820          $13,270       $15,411
4/30/02               $21,431          $12,466       $15,000
5/31/02               $21,593          $12,375       $14,975
6/30/02               $20,774          $11,493       $14,264
7/31/02               $19,748          $10,598       $13,133
8/31/02               $20,137          $10,667       $13,401
9/30/02               $18,499           $9,509       $11,834
10/31/02              $18,982          $10,345       $12,905
11/30/02              $19,171          $10,953       $13,435
12/31/02              $19,097          $10,310       $12,715
1/31/03               $18,870          $10,041       $12,503
2/28/03               $18,475           $9,890       $12,113
3/31/03               $18,630           $9,985       $12,065
4/30/03               $19,911          $10,808       $13,543
5/31/03               $21,025          $11,376       $14,259
6/30/03               $21,104          $11,522       $14,295
7/31/03               $21,739          $11,725       $14,951
8/31/03               $22,111          $11,953       $14,800
9/30/03               $22,051          $11,827       $14,899
10/31/03              $23,358          $12,495       $15,925
11/30/03              $23,826          $12,605       $15,881
12/31/03              $24,787          $13,266       $16,661



        Annual Report | Past performance does not guarantee future results. | 13

ENDNOTES

INVESTING IN A SINGLE-SECTOR FUND INVOLVES SPECIAL RISKS, INCLUDING GREATER SENSITIVITY TO ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING THE SECTOR. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: No initial sales charge or Rule 12b-1 fees; shares are available only to certain investors, as described in the prospectus.

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).
5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Financials Index is market value-weighted and includes all the financial stocks in the S&P 500.

14 | Past performance does not guarantee future results. | Annual Report

Mutual Financial Services Fund

FINANCIAL HIGHLIGHTS

                                                          --------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
CLASS Z                                                        2003        2002         2001         2000         1999
                                                          --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................     $15.92      $16.64       $16.33       $13.05       $12.85
                                                          --------------------------------------------------------------

Income from investment operations:

 Net investment income a ...............................        .23         .25          .24          .23          .16

 Net realized and unrealized gains (losses) ............       4.58       (.26)         1.71         3.87          .45
                                                          --------------------------------------------------------------
Total from investment operations .......................       4.81       (.01)         1.95         4.10          .61
                                                          --------------------------------------------------------------
Less distributions from:

 Net investment income .................................      (.24)       (.28)        (.23)        (.24)        (.19)

 Net realized gains ....................................      (.43)       (.43)       (1.41)        (.58)        (.22)
                                                          --------------------------------------------------------------
Total distributions ....................................      (.67)       (.71)       (1.64)        (.82)        (.41)
                                                          --------------------------------------------------------------
Net asset value, end of year ...........................     $20.06      $15.92       $16.64       $16.33       $13.05
                                                          --------------------------------------------------------------

Total return b .........................................     30.23%      (.27)%       12.31%       32.29%        4.78%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................   $151,918    $104,658      $96,936      $80,051      $76,916

Ratios to average net assets:*

 Expenses c ............................................      1.13%       1.09%        1.10%        1.24%        1.07%

 Expenses, excluding waiver and payments by affiliate c       1.13%       1.09%        1.10%        1.24%        1.20%

 Net investment income .................................      1.28%       1.47%        1.43%        1.65%        1.17%

Portfolio turnover rate ................................     25.78%      40.17%       83.41%       53.65%       81.81%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
  Expenses .............................................      1.11%       1.09%        1.09%        1.23%        1.05%
  Expenses, excluding waiver and payments by affiliate .      1.11%       1.09%        1.09%        1.23%        1.18%



a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.



                                                              Annual Report | 15

Mutual Financial Services Fund

                                                              ------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
CLASS A                                                           2003        2002         2001         2000         1999
                                                              ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................     $15.95      $16.66       $16.35       $13.07       $12.87
                                                              ------------------------------------------------------------
Income from investment operations:

 Net investment income a ..................................        .16         .19          .19          .18          .11

 Net realized and unrealized gains (losses) ...............       4.58       (.25)         1.71         3.87          .45
                                                              ------------------------------------------------------------
Total from investment operations ..........................       4.74       (.06)         1.90         4.05          .56
                                                              ------------------------------------------------------------
Less distributions from:

 Net investment income ....................................      (.18)       (.22)        (.18)        (.19)        (.14)

 Net realized gains .......................................      (.43)       (.43)       (1.41)        (.58)        (.22)
                                                              ------------------------------------------------------------
Total distributions .......................................      (.61)       (.65)       (1.59)        (.77)        (.36)
                                                              ------------------------------------------------------------
Net asset value, end of year ..............................     $20.08      $15.95       $16.66       $16.35       $13.07
                                                              ------------------------------------------------------------

Total return b ............................................     29.79%      (.57)%       11.85%       31.90%        4.35%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................   $264,411    $180,299     $167,903     $131,331     $107,935

Ratios to average net assets:*

 Expenses c ...............................................      1.48%       1.44%        1.45%        1.59%        1.42%

 Expenses, excluding waiver and payments by affiliate c ...      1.48%       1.44%        1.45%        1.59%        1.55%

 Net investment income ....................................       .93%       1.12%        1.08%        1.30%         .82%

Portfolio turnover rate ...................................     25.78%      40.17%       83.41%       53.65%       81.81%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses .................................................      1.46%       1.44%        1.44%        1.58%        1.40%
 Expenses, excluding waiver and payments by affiliate .....      1.46%       1.44%        1.44%        1.58%        1.53%

a Based on average daily shares outstanding.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.


16 | Annual Report

Mutual Financial Services Fund

                                                           ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
CLASS B                                                        2003        2002         2001         2000       1999 D
                                                           ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................    $15.73      $16.47       $16.21       $13.00       $12.87
                                                           ------------------------------------------------------------

Income from investment operations:

 Net investment income a ................................       .05         .09          .07          .09          .03

 Net realized and unrealized gains (losses) .............      4.49       (.26)         1.70         3.83          .44
                                                           ------------------------------------------------------------
Total from investment operations ........................      4.54       (.17)         1.77         3.92          .47
                                                           ------------------------------------------------------------
Less distributions from:

 Net investment income ..................................     (.08)       (.14)        (.10)        (.13)        (.12)

 Net realized gains .....................................     (.43)       (.43)       (1.41)        (.58)        (.22)
                                                           ------------------------------------------------------------
Total distributions .....................................     (.51)       (.57)       (1.51)        (.71)        (.34)
                                                           ------------------------------------------------------------
Net asset value, end of year ............................    $19.76      $15.73       $16.47       $16.21       $13.00
                                                           ------------------------------------------------------------

Total return b ..........................................    28.88%     (1.21)%       11.16%       31.00%        3.69%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................   $34,219     $20,776      $11,212       $4,429       $1,065

Ratios to average net assets:*

 Expenses c .............................................     2.12%       2.09%        2.10%        2.24%        2.08%

 Expenses, excluding waiver and payments by affiliate c .     2.12%       2.09%        2.10%        2.24%        2.21%

 Net investment income ..................................      .29%        .47%         .42%         .62%         .19%

Portfolio turnover rate .................................    25.78%      40.17%       83.41%       53.65%       81.81%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ...............................................     2.10%       2.09%        2.09%        2.23%        2.06%
 Expenses, excluding waiver and payments by affiliate ...     2.10%       2.09%        2.09%        2.23%        2.19%


a Based on average daily shares outstanding.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.
d Effective date of Class B shares was January 1, 1999.


                                                              Annual Report | 17

Mutual Financial Services Fund

                                                                -------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS C                                                             2003         2002       2001        2000        1999
                                                                -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................      $15.92      $16.63       $16.32       $13.05       $12.83
                                                                -------------------------------------------------------------
Income from investment operations:

 Net investment income a ...................................         .05         .08          .07          .09          .02

 Net realized and unrealized gains (losses) ................        4.55       (.25)         1.71         3.86          .46

Total from investment operations ...........................        4.60       (.17)         1.78         3.95          .48

Less distributions from:

 Net investment income .....................................       (.07)       (.11)        (.06)        (.10)        (.04)

 Net realized gains ........................................       (.43)       (.43)       (1.41)        (.58)        (.22)
                                                                -------------------------------------------------------------
Total distributions ........................................       (.50)       (.54)       (1.47)        (.68)        (.26)
                                                                -------------------------------------------------------------
Net asset value, end of year ...............................      $20.02      $15.92       $16.63       $16.32       $13.05
                                                                -------------------------------------------------------------

Total return b .............................................      28.87%     (1.20)%       11.15%       31.08%        3.75%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................    $141,233    $105,451     $106,248      $94,851      $88,773

Ratios to average net assets:*

 Expenses c ................................................       2.13%       2.07%        2.09%        2.23%        2.06%

 Expenses, excluding waiver and payments by affiliate c ....       2.13%       2.07%        2.09%        2.23%        2.19%

 Net investment income .....................................        .28%        .49%         .43%         .67%         .18%

Portfolio turnover rate ....................................      25.78%      40.17%       83.41%       53.65%       81.81%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ..................................................       2.11%       2.07%        2.08%        2.22%        2.04%
 Expenses, excluding waiver and payments by affiliate ......       2.11%       2.07%        2.08%        2.22%        2.17%


a Based on average daily shares outstanding.
b Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect consistent operating expenses.



18 |  See notes to financial statements.  |  Annual Report

Mutual Financial Services Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2003

---------------------------------------------------------------------------------------------------------------------------
                                                                        COUNTRY                 SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS 87.7%
        COMMERCIAL BANKS 30.0%
        Allied Irish Banks PLC ..................................   Irish Republic              781,200       $ 12,494,470
        Anglo Irish Bank Corp. PLC ..............................   Irish Republic              451,240          7,154,499
        Bank Mutual Corp. .......................................    United States              788,100          8,976,459
        Bank of Ireland .........................................   Irish Republic              629,940          8,573,477
        Banknorth Group Inc. ....................................    United States              126,432          4,112,833
        Bolig-og Naeringsbanken .................................       Norway                   95,000          3,327,171
        City National Corp. .....................................    United States              106,753          6,631,496
        Comerica Inc. ...........................................    United States               60,000          3,363,600
        Danske Bank .............................................       Denmark                 464,400         10,895,776
        DNB Holding ASA .........................................       Norway                2,341,420         15,643,957
        First Community Bancorp .................................    United States              345,160         12,474,083
        First Niagara Financial Group Inc. ......................    United States              522,753          7,794,247
        First State Bancorp. ....................................    United States              140,900          4,896,275
        Fleet Boston Financial Corp. ............................    United States              107,700          4,701,105
      a Franklin Bank Corp. Houston .............................    United States               35,100            666,900
        Hibernia Corp., A .......................................    United States              286,600          6,737,966
        KeyCorp .................................................    United States              276,000          8,092,320
    a,b Nippon Investment LLC ...................................        Japan                  797,000            302,860
        Pacific Crest Capital Inc. ..............................    United States              200,000          5,170,000
        PNC Financial Services Group ............................    United States               97,900          5,358,067
        Prosperity Bancshares Inc. ..............................    United States              164,837          3,712,129
        Southtrust Corp. ........................................    United States              117,100          3,832,683
  a,b,c State National Bancshares Inc. ..........................    United States              507,936         10,158,720
        Taylor Capital Group Inc. ...............................    United States              148,456          3,953,383
      a Texas Capital Bancshares Inc. ...........................    United States              314,000          4,541,068
        U.S. Bancorp ............................................    United States               69,173          2,059,972
        Unionbancal Corp. .......................................    United States              113,000          6,502,020
        Wachovia Corp. ..........................................    United States              119,100          5,548,869
                                                                                                              -------------
                                                                                                               177,676,405
                                                                                                              -------------

        COMMERCIAL SERVICES & SUPPLIES 1.1%
      a Integrated Alarm Services ...............................    United States              799,800          6,798,300
                                                                                                              -------------

        CONSUMER FINANCE 1.5%
        MCG Capital Corp. .......................................    United States              445,700          8,691,150
      a Union Acceptance Corp., A ...............................    United States            1,198,600             71,916
                                                                                                              -------------
                                                                                                                 8,763,066
                                                                                                              -------------

        DIVERSIFIED FINANCIAL SERVICES 7.5%
    a,b A.B. Watley Group Inc. ..................................    United States              128,365             23,106
        Citigroup Inc. ..........................................    United States              177,000          8,591,580
    a,b Elephant Capital Holdings Ltd. ..........................        Japan                    2,064          2,064,000
        Euronext ................................................     Netherlands               472,200         11,953,902
      a Irish Life & Permanent PLC ..............................   Irish Republic              438,900          7,058,495
    a,b Leucadia National Corp. .................................    United States               87,450          3,829,873
        Luminent Mortgage Capital Inc. ..........................    United States              417,500          5,886,750
      c Oxford Financial ........................................    United States              500,000          4,750,000
                                                                                                              -------------
                                                                                                                44,157,706
                                                                                                              -------------

                                                              Annual Report | 19

Mutual Financial Services Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                        COUNTRY                 SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS (CONT.)
        INSURANCE 22.5%
      a Berkshire Hathaway Inc., A ..............................    United States                  113       $  9,520,250
      a Berkshire Hathaway Inc., B ..............................    United States                  134            377,210
        Hartford Financial Services Group Inc. ..................    United States              159,000          9,385,770
        IPC Holdings Ltd. .......................................       Bermuda                 162,800          6,339,432
        John Hancock Financial Services Inc. ....................    United States               22,600            847,500
    a,c Meadowbrook Insurance Group Inc. ........................    United States            1,954,000          8,265,420
        MetLife Inc. ............................................    United States              160,270          5,396,291
        Montpelier Re Holdings Ltd. .............................       Bermuda                 163,300          5,993,110
      a Montpelier Re Holdings Ltd. .............................       Bermuda                  16,975            622,983
        Nationwide Financial Services Inc., A ...................    United States              180,700          5,973,942
        Old Republic International Corp. ........................    United States              403,200         10,225,152
    a,b Olympus Re Holdings Ltd. ................................       Bermuda                   7,480          1,183,112
        Prudential Financial Inc. ...............................    United States              173,600          7,251,272
        Safety Insurance Group Inc. .............................    United States              404,100          6,914,151
        Sampo OYJ, A ............................................       Finland                 662,700          6,854,364
        Scottish Re Group Ltd. ..................................   Cayman Islands              384,200          7,983,676
        Travelers Property Casualty Corp., A ....................    United States              569,549          9,557,032
        Travelers Property Casualty Corp., B ....................    United States               16,599            281,685
        United Fire & Casualty Co. ..............................    United States               16,838            679,582
      a United National Group Ltd. ..............................    United States              402,000          7,103,340
        White Mountains Insurance Group Inc. ....................    United States               25,300         11,636,735
      b White Mountains Insurance Group Inc. ....................    United States               14,148          6,182,004
        Willis Group Holdings Ltd. ..............................    United States              142,300          4,848,161
                                                                                                              -------------
                                                                                                               133,422,174
                                                                                                              -------------

        IT SERVICES .1%
        Comdisco Contingent Equity Distribution .................    United States            4,645,036             17,187
      a Comdisco Holding Co. Inc. ...............................    United States                    5                200
      a Concord EFS Inc. ........................................    United States               34,800            516,432
                                                                                                              -------------
                                                                                                                   533,819
                                                                                                              -------------

        REAL ESTATE 8.1%
        American Financial Realty Trust .........................    United States              353,400          6,025,470
      a Bimini Mortgage Management Inc. .........................    United States              433,000          6,495,000
      a Falcon Financial Investment Trust .......................    United States              894,000          8,761,200
      a Fieldstone Investment Corp. .............................    United States              509,700          8,537,475
        Friedman Billings Ramsey Group Inc., A ..................    United States              382,600          8,830,408
        iStar Financial Inc. ....................................    United States              197,300          7,674,970
        Luminent Mortgage Capital Inc. ..........................    United States              132,000          1,861,200
                                                                                                              -------------
                                                                                                                48,185,723
                                                                                                              -------------

        THRIFTS & MORTGAGE FINANCE 16.9%
        Astoria Financial Corp. .................................    United States              235,700          8,768,040
        Brookline Bancorp Inc. ..................................    United States              359,500          5,514,730
        Commercial Federal Corp. ................................    United States              192,900          5,152,359
      a Franklin Bank Corp., 144A ...............................    United States              300,000          5,700,000
        Freddie Mac .............................................    United States              175,800         10,252,656
        Golden West Financial Corp. .............................    United States               37,400          3,859,306
        Greenpoint Financial Corp. ..............................    United States               68,179          2,408,082



20 |  Annual Report

Mutual Financial Services Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                        COUNTRY                 SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS (CONT.)
        THRIFTS & MORTGAGE FINANCE (CONT.)
      a Hawthorne Financial Corp. ..............................     United States              125,695       $  3,516,946
        Hudson City Bancorp Inc. ...............................     United States              251,498          9,602,194
        PMI Group Inc. .........................................     United States               93,500          3,481,005
      a Saxon Capital Inc. .....................................     United States              693,800         14,535,110
        Sovereign Bancorp Inc. .................................     United States              958,800         22,771,500
        Waypoint Financial Corp. ...............................     United States              198,730          4,310,454
                                                                                                              -------------
                                                                                                                99,872,382
                                                                                                              -------------

        TOTAL COMMON STOCKS (COST $377,646,925) ................                                               519,409,575
                                                                                                              -------------

        PREFERRED STOCKS 1.4%
        INSURANCE .1%
        United Fire & Casualty Co., 6.375%, cvt. pfd. ..........     United States               13,900            403,100
                                                                                                              -------------

        REAL ESTATE 1.3%
        Istar Financial Inc., pfd. .............................     United States              297,958          7,717,112
                                                                                                              -------------

        TOTAL PREFERRED STOCKS (COST $7,796,450) ...............                                                 8,120,212
                                                                                                              -------------


                                                                                        ----------------
                                                                                        PRINCIPAL AMOUNT
                                                                                        ----------------
        CORPORATE BONDS & NOTES 2.5%
    a,b FE Capital LLC, 5.00%, 8/28/07 .........................         Japan            $   6,162,000          6,285,240
        Providian Capital I, 9.525%, 2/01/27, 144A .............     United States            1,000,000            940,000
        Providian Financial Corp., cvt., zero cpn., 2/15/21 ....     United States           15,654,000          7,474,785
                                                                                                              -------------
        TOTAL CORPORATE BONDS & NOTES (COST $9,909,115) ........                                                14,700,025
                                                                                                              -------------

         GOVERNMENT AGENCIES 7.6%
      d Federal Home Loan Bank, 0.75% to 1.42%,
        with maturities to 11/24/04 ............................     United States           27,488,000         27,368,500
        Federal Home Loan Mortgage Corp.,
        1.286% to 1.302%, with maturities
        to 4/22/04 .............................................     United States            4,500,000          4,487,831
        Federal National Mortgage Association,
        1.010% to 1.286%, with maturities
        to 4/30/04 .............................................     United States           10,000,000          9,984,426
        U.S. Treasury Bills, 1.035%, 5/06/04 ...................     United States            3,000,000          2,990,730
                                                                                                              -------------
        TOTAL GOVERNMENT AGENCIES (COST $44,801,807) ...........                                                44,831,487
                                                                                                              -------------

        TOTAL INVESTMENTS (COST $440,154,297) 99.2% ............                                               587,061,299
        SECURITIES SOLD SHORT (1.0)% ...........................                                                (6,209,508)
        NET EQUITY IN FORWARD CONTRACTS (.6)% ..................                                                (3,328,576)
        OTHER ASSETS, LESS LIABILITIES 2.4% ....................                                                14,256,908
                                                                                                              -------------

        NET ASSETS 100.0% ......................................                                              $591,780,123
                                                                                                              -------------






                                                              Annual Report | 21

Mutual Financial Services Fund

                                                                   --------------------------------------------------------
        SECURITIES SOLD SHORT                                           COUNTRY                  SHARES          VALUE
                                                                   --------------------------------------------------------
        ISSUER
        CAPITAL MARKETS
      e Lehman Brothers Holdings Inc. ...........................    United States                1,359       $    104,942
                                                                                                              -------------

        COMMERCIAL BANKS .8%
      e Bank of America Corp. ...................................    United States               59,700          4,801,671
                                                                                                              -------------

        INSURANCE .1%
      e Manulife Financial Corp. ................................       Canada                   26,700            862,410
                                                                                                              -------------

        IT SERVICES .1%
      e First Data Corp. ........................................    United States               10,720            440,485
                                                                                                              -------------

        TOTAL SECURITIES SOLD SHORT (PROCEEDS $5,850,341) .......                                             $  6,209,508
                                                                                                              -------------


                                                       --------------------------------------------------------------------
                                                                                           VALUE AT           UNREALIZED
        SYNTHETIC EQUITY SWAPS (SES)                     COUNTRY          SHARES           12/31/03            GAIN/LOSS
                                                       --------------------------------------------------------------------
        ISSUER
        INSURANCE
      f AXA SA, ses., 15.850 EUR .....................    France          2,051            $ 43,902           $      2,817
      f AXA SA, ses., 15.870 EUR .....................    France            500              10,703                    674
      f AXA SA, ses., 16.700 EUR .....................    France         (2,051)            (43,902)                  (784)
      f AXA SA, ses., 16.770 EUR .....................    France          (500)             (10,703)                  (147)
                                                                                           --------------------------------
   TOTAL SYNTHETIC EQUITY SWAPS                                                            $     --           $      2,560
                                                                                           --------------------------------



a Non-income producing.
b See Note 7 regarding restricted securities.
c See Note 8 regarding Holdings  of 5% Voting Securities.
d See Note 1(f) regarding securities segregated with broker for securities sold short.
e See Note 1(f) regarding securities sold short.
f See Note 1(d) regarding synthetic equity swaps.





22 |  See notes to financial statements.  |  Annual Report

Mutual Financial Services Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003


Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .............................................   $422,669,699
  Cost - Non-controlled affiliated issuers ................................     17,484,598
                                                                              -------------
  Value - Unaffiliated issuers (includes securities segregated with
    broker for securities sold short in the amount of $3,091,857) .........    563,887,159
  Value - Non-controlled affiliated issuers ...............................     23,174,140
 Cash .....................................................................        185,062
 Foreign currency, at value (cost $833,495) ...............................        873,363
 Receivables:
  Investment securities sold ..............................................      4,998,406
  Capital shares sold .....................................................      1,402,738
  Dividends and interest ..................................................      1,171,315
 Deposits with broker for securities sold short ...........................      7,789,963
 Due from brokers - variation margin (Note 1d) ............................          3,031
 Unrealized gain on forward exchange contracts (Note 6) ...................         19,548
                                                                              -------------
      Total assets ........................................................    603,504,725
                                                                              -------------
Liabilities:
 Payables:
  Investment securities purchased .........................................        289,438
  Capital shares redeemed .................................................        810,649
  Affiliates ..............................................................        959,317
  Dividends on securities sold short ......................................         50,441
 Securities sold short, at value (proceeds $5,850,341) ....................      6,209,508
 Unrealized loss on forward exchange contracts (Note 6) ...................      3,348,124
 Other liabilities ........................................................         57,125
                                                                              -------------
      Total liabilities ...................................................     11,724,602
                                                                              -------------
      Net assets, at value ................................................   $591,780,123
                                                                              -------------
Net assets consist of:
 Accumulated distributions in excess of net investment income .............   $   (568,646)
 Net unrealized appreciation (depreciation) ...............................    143,301,418
 Accumulated net realized gain (loss) .....................................     11,976,503
 Capital shares ...........................................................    437,070,848
                                                                              -------------
      Net assets, at value ................................................   $591,780,123
                                                                              -------------




                                                              Annual Report | 23

Mutual Financial Services Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2003


CLASS Z:
 Net asset value and maximum offering price per share
  ($151,918,128 (DIVIDE) 7,574,286 shares outstanding) ..............        $20.06
                                                                        ------------
CLASS A:
 Net asset value per share ($264,410,753 (DIVIDE) 13,167,107
  shares outstanding) ...............................................        $20.08
                                                                        ------------
 Maximum offering price per share ($20.08 (DIVIDE) 94.25%) ..........        $21.31
                                                                        ------------
CLASS B:
 Net asset value and maximum offering price per share
  ($34,218,685 (DIVIDE) 1,731,637 shares outstanding) a .............        $19.76
                                                                        ------------
CLASS C:
 Net asset value per share ($141,232,557 (DIVIDE) 7,054,660
  shares outstanding) a .............................................        $20.02
                                                                        ------------
 Maximum offering price per share ($20.02 (DIVIDE) 99.00%) ..........        $20.22
                                                                        ------------


a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.





24 |  See notes to financial statements.  |  Annual Report

Mutual Financial Services Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2003


Investment income:
 (net of foreign taxes of $372,603)
 Dividends:
  Dividends - Unaffiliated issuers .............................    $ 9,393,778
  Dividends - Non-controlled affiliated issuers (Note 8) .......        260,000
 Interest ......................................................      1,950,768
                                                                   -------------
      Total investment income ..................................     11,604,546
                                                                   -------------
Expenses:
 Management fees (Note 3) ......................................      3,847,081
 Administrative fees (Note 3) ..................................        375,837
 Distribution fees (Note 3)
  Class A ......................................................        751,357
  Class B ......................................................        257,578
  Class C ......................................................      1,171,440
 Transfer agent fees (Note 3) ..................................        928,000
 Custodian fees ................................................         27,500
 Reports to shareholders .......................................         69,500
 Registration and filing fees ..................................         61,600
 Professional fees .............................................         10,040
 Directors' fees and expenses ..................................         21,500
 Dividends on securities sold short ............................        102,066
 Other .........................................................          9,600
                                                                   -------------
      Total expenses ...........................................      7,633,099
                                                                   -------------
        Net investment income ..................................      3,971,447
                                                                   -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Unaffiliated issuers .........................................     31,230,189
  Written options (Note 1e) ....................................         44,521
  Securities sold short (Note 1f) ..............................         96,610
  Foreign currency transactions ................................     (7,485,491)
                                                                   -------------
        Net realized gain (loss) ...............................     23,885,829
                                                                   -------------
 Net unrealized appreciation (depreciation) on:
  Investments ..................................................    103,356,025
  Translation of assets and liabilities denominated
    in foreign currencies ......................................        (46,722)
                                                                   -------------
        Net unrealized appreciation (depreciation) .............    103,309,303
                                                                   -------------
Net realized and unrealized gain (loss) ........................    127,195,132
                                                                   -------------
Net increase (decrease) in net assets
  resulting from operations ....................................   $131,166,579
                                                                   -------------




                         Annual Report | See notes to financial statements. | 25

Mutual Financial Services Fund

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 2003 and 2002
                                                                    ------------------------------
                                                                         2003             2002
                                                                    ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................................  $ 3,971,447      $ 4,355,421
  Net realized gain (loss) from investments, written options,
    securities sold short, and foreign currency transactions ......   23,885,829        4,385,097
  Net unrealized appreciation (depreciation) on investments
    and translation of assets and liabilities denominated
    in foreign currencies .........................................  103,309,303      (16,745,287)
                                                                    ------------------------------
     Net increase (decrease) in net assets resulting
      from operations .............................................  131,166,579       (8,004,769)
 Distributions to shareholders from:
  Net investment income:
   Class Z ........................................................   (1,738,495)      (1,781,340)
   Class A ........................................................   (2,265,228)      (2,419,541)
   Class B ........................................................     (133,901)        (178,278)
   Class C ........................................................     (454,311)        (731,472)
  Net realized gains:
   Class Z ........................................................   (3,178,326)      (2,765,546)
   Class A ........................................................   (5,516,492)      (5,109,739)
   Class B ........................................................     (722,331)        (472,046)
   Class C ........................................................   (2,956,429)      (2,930,633)
                                                                    ------------------------------
 Total distributions to shareholders ..............................  (16,965,513)     (16,388,595)
 Capital share transactions (Note 2):
  Class Z .........................................................   17,712,321       13,230,350
  Class A .........................................................   33,006,442       23,924,569
  Class B .........................................................    7,339,662       10,991,263
  Class C .........................................................    8,335,815        5,132,582
                                                                    ------------------------------
 Total capital share transactions .................................   66,394,240       53,278,764
     Net increase (decrease) in net assets ........................  180,595,306       28,885,400
Net assets:
 Beginning of year ................................................  411,184,817      382,299,417
                                                                    ------------------------------
 End of year ...................................................... $591,780,123     $411,184,817
                                                                    ------------------------------
Accumulated distributions in excess of net investment income included in net assets:
 End of year ...................................................... $   (568,646)    $   (333,534)
                                                                    ------------------------------




26 |  See notes to financial statements.  |  Annual Report

Mutual Financial Services Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Financial Services Fund (the Fund) is a separate, nondiversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing approximately 80% of its assets in securities issued by companies in the financial services industry. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Investments in open-end mutual funds are valued at the closing net asset value. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, or if market quotations are not readily available, the securities will be valued at fair value as determined following procedures approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.



                                                              Annual Report | 27

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

E. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.




28 |  Annual Report

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

G. SECURITIES LENDING

The Fund loans securities to certain brokers for which it received collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities.

H. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.




                                                              Annual Report | 29

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

K. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.



2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2003, there were 500 million shares authorized ($0.001 par value) of which 200 million, 100 million, 100 million, and 100 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                                -----------------------------------------------------------
                                                       YEAR ENDED                         YEAR ENDED
                                                    DECEMBER 31, 2003                  DECEMBER 31, 2002
                                                -----------------------------------------------------------
                                                 SHARES         AMOUNT              SHARES         AMOUNT
                                                -----------------------------------------------------------
CLASS Z SHARES:
 Shares sold .................................   1,693,414    $ 29,027,937         2,148,607  $ 36,892,706
 Shares issued on reinvestment of
  distributions ..............................     231,979       4,549,166           250,458     4,228,784
 Shares redeemed .............................    (924,342)    (15,864,782)       (1,652,029)  (27,891,140)
                                                -----------------------------------------------------------
 Net increase (decrease) .....................   1,001,051    $ 17,712,321           747,036  $ 13,230,350
                                                -----------------------------------------------------------



30 |  Annual Report

Mutual Financial Services Fund

2. CAPITAL STOCK (CONTINUED)

                                                ---------------------------------------------------------------------------
                                                               YEAR ENDED                                  YEAR ENDED
                                                            DECEMBER 31, 2003                           DECEMBER 31, 2002
                                                ---------------------------------------------------------------------------
                                                   SHARES                 AMOUNT             SHARES              AMOUNT
                                                ---------------------------------------------------------------------------
CLASS A SHARES:
 Shares sold .................................   4,956,672            $ 86,814,316          6,682,381         $115,275,042
 Shares issued on reinvestment of
  distributions ..............................     366,907               7,205,438            410,095            6,986,545
 Shares redeemed .............................  (3,460,727)            (61,013,312)        (5,865,191)         (98,337,018)
                                                ---------------------------------------------------------------------------
 Net increase (decrease) .....................   1,862,852            $ 33,006,442          1,227,285         $ 23,924,569
                                                ---------------------------------------------------------------------------
CLASS B SHARES:
 Shares sold .................................     613,375            $ 10,682,088            884,232         $ 14,974,982
 Shares issued on reinvestment of
  distributions ..............................      40,714                 787,759             35,025              587,703
 Shares redeemed .............................    (243,494)             (4,130,185)          (278,970)          (4,571,422)
                                                ---------------------------------------------------------------------------
 Net increase (decrease) .....................     410,595            $  7,339,662            640,287         $ 10,991,263
                                                ---------------------------------------------------------------------------
CLASS C SHARES:
 Shares sold .................................   1,711,334            $ 30,364,131          1,953,905         $ 33,714,362
 Shares issued on reinvestment of
  distributions ..............................     155,752               3,053,003            193,936            3,322,028
 Shares redeemed .............................  (1,437,646)            (25,081,319)        (1,911,802)         (31,903,808)
                                                ---------------------------------------------------------------------------
 Net increase (decrease) .....................     429,440            $  8,335,815            236,039         $  5,132,582
                                                ---------------------------------------------------------------------------


3. TRANSACTIONS WITH AFFILIATES



Certain officers of the Fund are also officers and/or directors of Franklin Mutual Advisers, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors), are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of .80% per year of the average daily net assets of the Fund.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregated average daily net assets as follows:

----------------------------------------------------------------------------
  ANNUALIZED FEE RATE   MONTH-END NET ASSETS
----------------------------------------------------------------------------
        0.150%          First $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over $1.2 billion




                                                              Annual Report | 31

Mutual Financial Services Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to .35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B and Class C shares, respectively. Distributors received net commissions from sales of those shares and received contingent deferred sales charges for the period of $131,560 and $50,080, respectively.

The Fund paid transfer agent fees of $928,000, of which $652,275 was paid to Investor Services.



4. INCOME TAXES

At December 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ...................................   $441,742,999
                                                          -------------
Unrealized appreciation ...............................    152,805,727
Unrealized depreciation ...............................     (7,487,427)
                                                          -------------
Net unrealized appreciation (depreciation) ............   $145,318,300
                                                          -------------
Undistributed ordinary income .........................   $    246,464
Undistributed long term capital gains .................      9,678,438
                                                          -------------
Distributable earnings ................................   $  9,924,902
                                                          -------------

The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

                                           ---------------------------------
                                              2003                  2002
                                           ---------------------------------
Distributions paid from:
 Ordinary income ........................  $ 4,591,935           $ 6,885,205
 Long term capital gain .................   12,373,578             9,503,390
                                           ---------------------------------
                                           $16,965,513           $16,388,595
                                           ---------------------------------

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains/losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and bond discounts and premiums.

At December 31, 2003, the Fund had deferred currency losses occurring subsequent to October 31, 2003 of $523. For tax purposes, such losses will be reflected in the year ending December 31, 2004.



32 |  Annual Report

Mutual Financial Services Fund

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the year ended December 31, 2003 aggregated $204,629,247 and $100,625,726 respectively.

Transactions in options written during the year ended December 31, 2003 were as follows:

                                         --------------------------------
                                         NUMBER OF CONTRACTS    PREMIUM
                                         --------------------------------
Options outstanding at
 December 31, 2002 ....................         2,200           $  2,771
Options written .......................         4,378             62,615
Options expired .......................        (3,395)           (39,364)
Options terminated in closing
 transactions .........................        (2,217)            (7,452)
Options exercised .....................          (966)           (18,570)
                                         --------------------------------
Options outstanding at
 December 31, 2003 ....................            --           $     --
                                         --------------------------------



6. FORWARD EXCHANGE CONTRACTS

At December 31, 2003, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

--------------------------------------------------------------------------------------------------
                                                          IN         SETTLEMENT      UNREALIZED
  CONTRACTS TO BUY:                                  EXCHANGE FOR       DATE         GAIN (LOSS)
--------------------------------------------------------------------------------------------------
    6,300,000  Japanese Yen ..................   U.S. $    56,804     3/25/04    U.S. $     2,139
    1,809,873  Norwegian Krone ...............            253,725     4/15/04              17,409
                                                      -----------                     ------------
                                                 U.S. $   310,529                          19,548
                                                      -----------                     ------------
  Unrealized gain on forward exchange contracts ...............................  U.S. $    19,548
                                                                                      ------------

--------------------------------------------------------------------------------------------------
                                                          IN        SETTLEMENT      UNREALIZED
  CONTRACTS TO SELL:                                 EXCHANGE FOR      DATE         GAIN (LOSS)
--------------------------------------------------------------------------------------------------
   19,800,096  European Unit .................   U.S. $23,545,459     3/11/04    U.S. $(1,380,440)
   59,392,136  Danish Krona ..................          9,782,278     3/17/04            (256,395)
  240,584,402  Japanese Yen ..................          2,100,000     3/18/04            (150,450)
      817,783  European Unit .................            956,336     3/25/04             (72,760)
   41,323,904  Japanese Yen ..................            370,951     3/25/04             (15,682)
  111,898,755  Norwegian Krone ...............         15,723,643     4/15/04          (1,039,736)
    2,849,751  European Unit .................          3,308,561     4/22/04            (274,972)
   50,000,000  Japanese Yen ..................            450,248     6/24/04             (18,985)
                                                      -----------                     ------------
                                                 U.S. $56,237,476                      (3,209,420)
                                                      -----------                     ------------
  Net unrealized loss on offsetting forward exchange contracts ................          (138,704)
                                                                                      ------------
  Unrealized loss on forward exchange contracts ...............................        (3,348,124)
                                                                                      ------------
         Net unrealized loss on forward exchange contracts ....................  U.S. $(3,328,576)
                                                                                      ------------

                                                              Annual Report | 33

Mutual Financial Services Fund

7. RESTRICTED SECURITIES

At December 31, 2003, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2003, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:

--------------------------------------------------------------------------------------------------------------------
      SHARES OR                                                     ACQUISITION
  PRINCIPAL AMOUNT     ISSUER                                           DATE                COST           VALUE
--------------------------------------------------------------------------------------------------------------------
      128,365       A.B. Watley Group Inc. .......................      4/2/01         $  407,560       $    23,106
        2,064       Elephant Capital Holdings Ltd. ...............     8/29/03          2,064,000         2,064,000
    6,162,000       FE Capital LLC, 5%, 8/28/07 ..................     8/29/03          6,046,985         6,285,240
       87,450       Leucadia National Corp. ......................    12/20/02          3,082,613         3,829,873
      797,000       Nippon Investment LLC ........................     2/14/01                 --           302,860
        7,480       Olympus Re Holdings Ltd. .....................    12/19/01            748,000         1,183,112
      507,936       State National Bancshares Inc. ...............      6/8/98          7,333,326        10,158,720
       14,148       White Mountains Insurance Group Inc. .........    10/22/02          4,173,660         6,182,004
                                                                                                        ------------
TOTAL RESTRICTED SECURITIES (5.07% OF NET ASSETS) .................................................     $30,028,915
                                                                                                        ------------

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at December 31, 2003 were as shown below.

----------------------------------------------------------------------------------------------------------------------------------
                                      NUMBER OF                                NUMBER OF               INVESTMENT      REALIZED
                                     SHARES HELD                              SHARES HELD    VALUE       INCOME      CAPITAL GAIN
                                      DEC. 31,     GROSS           GROSS       DEC. 31,    DEC. 31,      1/1/03-        1/1/03-
  NAME OF ISSUER                        2002     ADDITIONS      REDUCTIONS       2003        2003       12/31/03       12/31/03
----------------------------------------------------------------------------------------------------------------------------------
  NON-CONTROLLED AFFILIATES
  Meadowbrook Insurance
    Group Inc. ..................... 1,298,400    655,600             --    1,954,000     $ 8,265,420     $     --       $--
  Oxford Financial .................   500,000         --             --      500,000       4,750,000      260,000        --
  State National Bancshares
    Inc. ...........................   507,936         --             --      507,936      10,158,720           --        --
                                                                                          ----------------------------------------
  TOTAL NON-CONTROLLED AFFILIATES ......................................................  $23,174,140     $260,000       $--
                                                                                          ----------------------------------------


9. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $29,902 of dividend income from investment in the Sweep Money Fund for the year ended December 31, 2003.


34 |  Annual Report

Mutual Financial Services Fund

10. REGULATORY MATTERS

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company"), alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001 during which time an officer of a Company subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund.

The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and other funds, has been named in shareholder class actions related to the matter described above. The Fund's management believes that the claims made in the lawsuit are without merit and it intends to defend vigorously against the allegations. It is anticipated that the Fund may be named in additional similar civil actions related to the matter described above.

In addition, as part of ongoing investigations by the U.S. Securities and Exchange Commission (the "SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services, and the Commissioner of Securities and the Attorney General of the State of West Virginia, relating to certain practices in the mutual fund industry, including late trading, market timing and sales compensation arrangements, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has informed the Company that it intends to recommend that the Commission authorize an action against an affiliate of the Fund's adviser and a senior executive officer relating to the frequent trading issues that are the subject of the SEC's investigation. These issues were previously disclosed as being under investigation by government authorities and the subject of an internal inquiry by the Company in its Annual Report on Form 10-K and on its public website. The Company currently is in discussions with the SEC Staff in an effort to resolve the issues raised in their investigation. Such discussions are preliminary and the Fund's management has been advised that the Company cannot predict the likelihood of whether those discussions will result in a settlement and, if so, the terms of such settlement. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company finds that it bears responsibility for any unlawful or improper conduct, it has committed to making the Fund or its shareholders whole, as appropriate.




                                                              Annual Report | 35

Mutual Financial Services Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF MUTUAL FINANCIAL SERVICES FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Mutual Financial Services Fund (one of the portfolios constituting the Franklin Mutual Series Fund Inc. [the Fund]) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Financial Services Fund of the Franklin Mutual Series Fund Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



Boston, Massachusetts
February 4, 2004



36 |  Annual Report

Mutual Financial Services Fund

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2003.

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to maximum of $8,508,226 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2003. In January 2004, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2003. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $22,052,015 as a capital gain dividend for the fiscal year ended December 31, 2003.



                                                              Annual Report | 37

Board Members and Officers


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF     FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION        TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 EDWARD I. ALTMAN, PH.D. (62)    Director        Since 1987    7                         None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, NYU Salomon Center, Stern School
 of Business, New York University; editor and author of numerous financial publications; and financial consultant; and FORMERLY
 Vice Director, NYU Salomon Center, Stern School of Business, New York University.
-----------------------------------------------------------------------------------------------------------------------------------
 ANN TORRE GRANT (45)            Director        Since 1994    7                         Independent Director, SLM, Corporation
 51 John F. Kennedy Parkway                                                              (Sallie Mae); and Allied Capital
 Short Hills, NJ 07078                                                                   Corporation (financial services).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
 Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
-----------------------------------------------------------------------------------------------------------------------------------
 BURTON J. GREENWALD (74)        Director        Since 2002    12                        Director, Fiduciary Emerging Markets
 51 John F. Kennedy Parkway                                                              Bond Fund PLC and Fiduciary
 Short Hills, NJ 07078                                                                   International Ireland Limited.

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Managing Director, B.J. Greenwald Associates, management consultants to the financial services industry.
-----------------------------------------------------------------------------------------------------------------------------------
 BRUCE A. MACPHERSON (73)        Director        Since 1974    7                         None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers); and part owner
 McKinstry Inc., Chicopee, MA (manufacturer of electrical enclosures).
-----------------------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS (74)           Director        Since 1996    28                        None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978);
 Financial Vice President, Florida Power and Light (1965-1969); and Vice
 President, Federal Reserve Bank of Atlanta (1958-1965).
-----------------------------------------------------------------------------------------------------------------------------------



 38 |  Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF     FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION        TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 CHARLES RUBENS II (73)          Director        Since 1998    12                        None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Private investor.
-----------------------------------------------------------------------------------------------------------------------------------
 LEONARD RUBIN (78)              Director        Since 1996    12                        None
 51 John F. Kennedy Parkway
 Short Hills, NJ 07078

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of the
 Board, Carolace Embroidery Co., Inc. (until 1996).
-----------------------------------------------------------------------------------------------------------------------------------
 ROBERT E. WADE (57)             Director        Since 1991    7                         Director, El Oro Mining and
 51 John F. Kennedy Parkway                                                              Exploration Co., p.l.c.; and FORMERLY,
 Short Hills, NJ 07078                                                                   Director, El Oro Mining and
                                                                                         Exploration Company, p.l.c and The
                                                                                         Exploration Company, p.l.c., (until 2003).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Practicing attorney.
-----------------------------------------------------------------------------------------------------------------------------------



 INTERESTED BOARD MEMBERS AND OFFICERS


-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF     FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION        TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (78)        Director        Since 1996    18                        None
 One Parker Plaza, 9th Floor
 Fort Lee, NJ 07024

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Private Client Group, Inc.; President, Franklin Advisory Services, LLC.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of seven of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 **ANNE M. TATLOCK (64)          Director        Since 2002    7                         Director, Fortune Brands, Inc.
 600 Fifth Avenue, 7th Floor                                                             (consumer products) and Merck &
 New York, NY 10020-2302                                                                 Co. Inc. (pharmaceuticals)

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member - Office of the Chairman and
 Director, Franklin Resources, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.
-----------------------------------------------------------------------------------------------------------------------------------



                                                              Annual Report | 39

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION        TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**DAVID J. WINTERS (41)          Director,       Director since   7                         None
 51 John F. Kennedy Parkway      President,      2001, President
 Short Hills, NJ 07078-2702      Chairman of     since 1999,
                                 the Board and   Chairman of the
                                 Chief           Board and Chief
                                 Executive       Executive Officer -
                                 Officer -       Investment
                                 Investment      Management
                                 Management      since 2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Chief Investment Officer, and Chief Executive Officer, Franklin Mutual Advisers, LLC., and of three of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (56)           Senior Vice     Since 2002       Not Applicable            None
 500 East Broward Blvd.          President and
 Suite 2100 Fort Lauderdale, FL  Chief
 33394-3091                      Executive
                                 Officer -
                                 Finance and
                                 Administration

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (56)              Vice President  Since 2000       Not Applicable            None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
 Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive
 Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-----------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)           Vice President  Since 2000       Not Applicable            None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President,
 Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory
 Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor
 Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC,
 and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc.
 and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of
 Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel
 and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and
 Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------------------------------------------------------------------------



 40 |  Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION        TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (66)          Vice President  Since 2002       Not Applicable            Director, FTI Banque, Arch
 600 Fifth Avenue                - AML                                                      Chemicals, Inc. and Lingnan Foundation.
 Rockefeller Center              Compliance
 New York, NY 10048-0772

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
 Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 KIMBERLEY H. MONASTERIO (40)    Treasurer and   Treasurer and    Not Applicable            None
 One Franklin Parkway            Chief Financial Chief Financial
 San Mateo, CA 94403-1906        Officer         Officer since
                                                 2003
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton
 Investments.
-----------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (66)          Vice President  Since 2000       Not Applicable            None
 One Franklin Parkway            and Secretary
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000);
 and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**William J. Lippman is considered an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc. (Resources), which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Resources. David J. Winters is considered an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE GRANT, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 41

Mutual Financial Services Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.






42 |  Annual Report

                      This page intentionally left blank.

                       This page intentionally left blank.

Literature Request

For a brochure and prospectus, which contains more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 3
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 4
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 5

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 6
Franklin's AGE High Income Fund
Franklin Federal Money Fund 6,7
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 4
Franklin Income Fund
Franklin Money Fund 6,7
Franklin Short-Intermediate U.S. Government Securities Fund 6
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio 6
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 6
Templeton Global Bond Fund

TAX-FREE INCOME 8

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 6,7

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. Effective June 30, 2003, the fund reopened to all new investors.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.



11/03    Not part of the annual report

     [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)   One Franklin Parkway
       INVESTMENTS         San Mateo, CA 94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


ANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL FINANCIAL SERVICES FUND

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF INVESTMENT OFFICER
David J. Winters

AUDITORS
Ernst & Young LLP
200 Clarendon Streeet
Boston, MA 02116

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN [R]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual Financial Services Fund prospectus, which contains more complete information, including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


479 A2003 02/04

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 10(a), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Grant, and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $307,000 for the fiscal year ended December 31, 2003 and $278,500 for the fiscal year ended December 31, 2002.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $250 for the fiscal year ended December 31, 2003 and $0 for the fiscal year ended December 31, 2002. The services for which these fees were paid included payments for tax compliance and advice.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The Fund's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i)  pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the Fund by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

         (iv)establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $250 for the fiscal year ended December 31, 2003 and $0 for the fiscal year ended December 31, 2002.

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 9. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 10. EXHIBITS.

(a) Code of Ethics for Principal Executive and Senior Financial Officers.

(b) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Kimberley H. Monasterio, Chief Financial Officer

(b) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Kimberley H. Monasterio, Chief Financial Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUND INC.

By /s/JIMMY D. GAMBILL
  -----------------------
     Jimmy D. Gambill
     Chief Executive Officer - Finance and Administration
Date February 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/JIMMY D. GAMBILL
  -----------------------
     Jimmy D. Gambill
     Chief Executive Officer - Finance and Administration
Date February 23, 2004



By /s/KIMBERLEY H. MONASTERIO
   ------------------------------
      Kimberley H. Monasterio
      Chief Financial Officer
Date  February 23, 2004